UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21108

                          Pioneer Series Trust X
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  March 31


Date of reporting period:  April 1, 2017 through March 31, 2018


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                         Pioneer Dynamic
                         Credit Fund

--------------------------------------------------------------------------------
                         Annual Report | March 31, 2018
--------------------------------------------------------------------------------

                         Ticker Symbols:
                         Class A     RCRAX
                         Class C     RCRCX
                         Class Y     RCRYX

                         [LOGO]  Amundi Pioneer
                                 ==============
                               ASSET MANAGEMENT
                        visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               15

Schedule of Investments                                                       17

Financial Statements                                                          39

Notes to Financial Statements                                                 46

Report of Independent Registered Public Accounting Firm                       65

Additional Information                                                        67

Trustees, Officers and Service Providers                                      69

                         Pioneer Dynamic Credit Fund | Annual Report | 3/31/18 1

President's Letter

While 2017 delivered strong positive performance, 2018, thus far, has introduced market volatility. Equity and fixed-income markets pulled back in the first quarter of this year, as the Standard & Poor's 500 Index and the Bloomberg Barclays U.S. Aggregate Bond Index both finished in negative territory, returning -0.76% and -1.46%, respectively, for the three-month period ended March 31, 2018. Concerns about the sustainability of the pace of economic growth, extended equity valuations, and rising interest rates drove a significant stock market sell-off beginning in late January, approaching correction levels. The market did recover from its initial slump, but this year's significant fluctuations have served to remind investors that even the strongest "bulls" cannot run forever. Within fixed income, rising interest rates helped drive down returns of most asset classes in the first quarter, though floating-rate sectors such as bank loans fared well in the rising-rate environment.

Our view is that the first-quarter pause in the market's near-continuous upward momentum over the previous 15 months, dating back to the final quarter of 2016, presents an opportunity for investors to enter the market at healthier valuation levels. We believe fundamentals are still quite positive, yet also believe that caution is warranted given that the market remains vulnerable to corrections. Some areas, such as growth stocks, appear expensive, but we do see opportunity in value stocks, with prices supported by better corporate earnings due to the recent tax reforms in the U.S. as well as robust, nominal gross domestic product
(GDP) growth. In fact, GDP growth in the U.S. rose to close to or better than 3% over the final three quarters of 2017, and it is anticipated that GDP growth in the first quarter of 2018 will exceed 2%.

In the fixed-income markets, we believe investors should consider positioning their portfolios to defend against rising interest rates, with underweight positions in U.S. Treasuries. We see more attractive valuations within structured investment vehicles, such as mortgage-backed securities (MBS) in both the agency and non-agency residential MBS sectors, as fundamentals within the U.S. housing market remain positive. We believe that agency MBS, in particular, offer investors reasonable value.

Since 1928, the foundation of Amundi Pioneer's investment approach has been active management, which is especially important during periods of market volatility. We believe investors can benefit from the experience and tenure of our investment teams who make active and informed decisions across our funds. In fact, the Pioneer Fund, the third-oldest mutual fund in the U.S., recently celebrated its 90th birthday. We believe the Fund serves as an important ambassador of our time-tested value style of investing and our early focus on understanding the benefits of investing in companies with sustainable

2 Pioneer Dynamic Credit Fund | Annual Report | 3/31/18 business models. Over its nine decades of existence - a time period that included a Great Depression, a devastating World War, a long Cold War, and enormous technological as well as societal changes - the Fund has been well-served by this investment approach.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
March 31, 2018

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                         Pioneer Dynamic Credit Fund | Annual Report | 3/31/18 3

Portfolio Management Discussion | 3/31/18

In the following interview, Michael Temple and Kevin Choy discuss the principal factors that affected the performance of Pioneer Dynamic Credit Fund during the 12-month period ended March 31, 2018. Mr. Temple, Managing Director, Director of Corporate Credit Research, U.S., and a portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), and Mr. Choy, a vice president and a portfolio manager at Amundi Pioneer, are responsible for the day-to-day management of the Fund.

Q How did the Fund perform during the 12-month period ended March 31, 2018?

A Pioneer Dynamic Credit Fund's Class A shares returned 2.37% at net asset value during the 12-month period ended March 31, 2018, while the Fund's benchmark, the ICE Bank of America Merrill Lynch U.S. Dollar 3-Month LIBOR Index (the ICE BofA ML Index), returned 1.21%. During the same period, the average return of the 314 mutual funds in Morningstar's Multisector Bond Funds category was 3.43%.

Q How would you describe the investment environment in the fixed-income markets during the 12-month period ended March 31, 2018?

A The annual period brought a mixed backdrop for the bond market, but most major fixed-income asset classes still finished the 12 months with positive returns.

     Global economic growth accelerated over the past year, with economies in Europe, Japan, and the emerging markets joining the United States in expansion mode. Additionally, the U.S. economic outlook was boosted by optimism surrounding the passage of a large tax-cut package in December 2017. Those developments led to rising corporate earnings and provided firm support for investor sentiment, fueling healthy returns for higher-risk assets such as stocks and the credit-sensitive segments of the bond market (including investment-grade corporates and high-yield bonds). Although performance was strong over the full year, market volatility picked up in February and March 2018 due to concerns about inflationary pressures and uncertainty about U.S. trade policy.

     The continued monetary tightening by the U.S. Federal Reserve (the
     Fed) represented an additional headwind during the period. In addition to raising short-term interest rates by a quarter point on three separate occasions, which pushed up the benchmark federal funds rate target to a range of 1.50% to 1.75%, in October 2017 the Fed began the process of

4 Pioneer Dynamic Credit Fund | Annual Report | 3/31/18 reducing the size of its balance sheet. The Fed's actions, along with expectations that it is set to raise rates at least two more times before the end of 2018, weighed on interest-rate sensitive assets such as U.S. Treasuries, and caused Treasury yields to rise (as prices fell) across all maturities except for 30-year issues.

Q What were the principal factors that affected the Fund's benchmark-relative performance during the 12-month period ended March 31, 2018?

A The Fund was well positioned for an environment in which investors were generally rewarded for taking on credit risk rather than interest-rate risk. The portfolio's allocations to high-yield and investment-grade debt added value against the benchmark during the period, particularly in the energy and financial sectors. In energy, the Fund's relative returns benefited from having positions in pipeline companies, which outperformed as the improving economy led to increased shipping volumes of both oil and natural gas. The Fund's holdings within financials, for their part, produced market-beating returns during the period, thanks to the combination of rising interest rates and the improving balance sheets of companies in the sector. The Fund also benefited from the portfolio's tilt toward longer-duration corporate securities, which outperformed over the 12-month period. (Duration is measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.) In addition, the Fund's relative performance received a boost from the portfolio's underweights in several underperforming corporate issuers, particularly those in the communications and retail-related sectors.

     The Fund's allocation to senior secured loans, while producing a gain for the period, somewhat lagged the returns of corporates and high yield. Although loans typically underperform when credit conditions are robust, we would note that the loan category outpaced the returns of other domestic credit sectors in the first calendar quarter of 2018 as investors grew concerned about rising interest rates. We believe that development helps to illustrate how loans can provide an important source of diversification* within the portfolio.

     The Fund's allocation to insurance-linked securities (ILS), including catastrophe bonds, detracted from benchmark-relative results during the period. ILS, which allow insurance companies to transfer the risk of claims losses to the capital markets in the event of a natural disaster, lagged due to the three major hurricanes that hit the U.S. and Caribbean in late 2017, along with the two earthquakes that struck Mexico and the devastating California wildfires shortly thereafter. Although ILS-related bonds underperformed

*    Diversification does not ensure a profit nor protect against a loss.

                         Pioneer Dynamic Credit Fund | Annual Report | 3/31/18 5 over the period, we continue to think the asset class offers the combination of potentially compelling yields as well as low sensitivity to the interest-rate and credit risks that drive returns across the rest of the bond market.

     While our efforts to diversify into ILS did not pay off in the short term, the Fund's returns did see value through other aspects of our strategy to build up portfolio exposures outside the U.S. corporate bond market. For example, positions in securitized assets contributed to the Fund's relative returns during the period, as did our decision to maintain allocations to foreign corporates (particularly European financials) and emerging markets debt.

Q How did the Fund's exposure to derivative securities affect performance over the 12-month period ended March 31, 2018?

A The Fund had investments in several types of derivative securities during the period. We used credit default swaps to manage the portfolio's exposure to credit-linked securities, which generally helped performance. We also invested in interest-rate futures to help manage the Fund's duration risk, and we used forward foreign currency contracts (currency forwards) to manage the risks associated with the portfolio's exposures to investments denominated in foreign currencies, and to take directional views on the underlying economies. The Fund's interest-rate exposures did not have a significant effect on benchmark-relative performance, but the currency forwards had a slight negative impact on returns. We also invested in options in an attempt to guard against the risk of a sharp sell-off in the credit markets; however, given that the credit markets were relatively stable during the period, the cost of the options contracts detracted from the Fund's results.

Q Was there any change in the Fund's yield, or distributions** to shareholders, during the 12-month period ended March 31, 2018?

A Yes, the Fund's yield declined during the period. Although market yields rose, the portfolio's reduced duration had a dampening effect on the Fund's yield.

Q What is your investment outlook, and how did that outlook translate into changes you made to the Fund's positioning over the 12-month period ended March 31, 2018?

A Investment conditions grew more volatile late in the 12-month period, but the fundamental factors supporting the credit markets remained in place. The economic backdrop was still very positive, and corporations continued to report rising earnings and strong cash flows. At the same time, however, valuations remained relatively unattractive, in our view, following two years of strong performance for the credit sectors. Additionally, the markets

**   Distributions are not guaranteed.

6 Pioneer Dynamic Credit Fund | Annual Report | 3/31/18 experienced the dual headwinds of rising new-issue supply and the prospect of tighter monetary policies from the world's central banks. Going forward, we believe those factors indicate the likelihood of higher market volatility than the levels we witnessed in 2016-2017.

     Our response to that set of circumstances was to attempt to reduce the portfolio's risk, gradually, throughout the course of the 12-month period. We sought to achieve that by shifting away from domestic corporate and high-yield bonds - which have low yield spreads and above-average credit risk - and rotating the portfolio into areas that we believe offer both diversification and a more favorable risk/return profile, including ILS. (Credit/yield spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.) We also sought to reduce the portfolio's duration exposure in an attempt to mitigate the potential effects of rising interest rates.

     At the individual security level, we have continued to emphasize holding bonds of issuers with long-term, stable cash flows and sound fundamentals. Our somewhat cautious view also prompted us to increase the portfolio's liquidity so that we would have cash on hand to capitalize on potential market volatility in the months ahead. We also have maintained the Fund's hedges to help mitigate against the impact of tail risk (that is, large market downturns stemming from unexpected events).

     Overall, we believe our flexible and disciplined investment approach has positioned the Fund to take advantage of the higher yields and positive fundamentals of the credit sectors, while also providing a measure of defensiveness if the investment environment becomes less favorable in the months ahead.

                         Pioneer Dynamic Credit Fund | Annual Report | 3/31/18 7

Please refer to the Schedule of Investments on pages 17-38 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Pioneer Dynamic Credit Fund has the ability to invest in a wide variety of debt securities.

The Fund may invest in underlying funds, including ETFs. In addition to the Fund's operating expenses, you will indirectly bear the operating expenses of investments in any underlying funds.

The Fund and some of the underlying funds utilize strategies that have a leveraging effect on the Fund, which increases the volatility of investment returns and subjects the Fund to magnified losses if the Fund's or an underlying fund's investments decline in value.

The Fund and some of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The Fund may invest in inflation-linked securities. As inflationary expectations increase, inflation-linked securities may become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The Fund may invest in floating-rate loans. The value of collateral, if any, securing a floating-rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate.

The Fund may invest in event-linked bonds. The return of principal and the payment of interest on event-linked bonds are contingent on the nonoccurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude.

8 Pioneer Dynamic Credit Fund | Annual Report | 3/31/18

The Fund may invest in zero coupon bonds and payment-in-kind securities, which may be more speculative and fluctuate more in value than other fixed income securities. The accrual of income from these securities are payable as taxable annual dividends to shareholders.

Investments in equity securities are subject to price fluctuation.

Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed-income securities generally falls.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

High-yield bonds possess greater price volatility, illiquidity, and possibility of default.

There is no assurance that these and other strategies used by the Fund or underlying funds will be successful.

The Fund is not intended to outperform stocks and bonds during strong market rallies.

These risks may increase share price volatility.

Please see the prospectus for a more complete discussion of the Fund's risks.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                         Pioneer Dynamic Credit Fund | Annual Report | 3/31/18 9

Portfolio Summary | 3/31/18

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total investments)**

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                                      34.4%
U.S. Government and Agency Obligations                                    20.8%
International Corporate Bonds                                             13.2%
Senior Secured Floating Rate Loan Interest                                12.8%
Collateralized Mortgage Obligations                                        7.7%
Affiliated Closed-End Fund (m)                                             3.9%
Asset Backed Securities                                                    3.4%
Foreign Government Bonds                                                   1.7%
Convertible Preferred Stocks                                               1.1%
Municipal Bonds                                                            0.7%
Put Options Purchased                                                      0.3%
Convertible Corporate Bonds                                                0.0%+
U.S. Common Stocks                                                         0.0%+

* Includes investments in Insurance-Linked Securities totaling 7.1% of total investment portfolio.

+    Amount rounds to less than 0.1%.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)**

 1.   U.S. Treasury Bills, 4/12/18                                         9.33%
--------------------------------------------------------------------------------
 2.   U.S. Treasury Bills, 4/5/18                                          5.29
--------------------------------------------------------------------------------
 3.   Pioneer ILS Interval Fund (m)                                        3.87
--------------------------------------------------------------------------------
 4.   U.S. Treasury Bonds, 4.5%, 2/15/36                                   3.57
--------------------------------------------------------------------------------
 5.   U.S. Treasury Bills, 4/26/18                                         2.62
--------------------------------------------------------------------------------
 6.   Centene Corp., 4.75%, 1/15/25                                        1.04
--------------------------------------------------------------------------------
 7.   Videotron, Ltd., 5.375%, 6/15/24 (144A)                              0.98
--------------------------------------------------------------------------------
 8.   EnLink Midstream Partners LP, 4.15%, 6/1/25                          0.97
--------------------------------------------------------------------------------
 9.   BNP Paribas SA, 7.625% (5 Year USD Swap Rate + 631 bps) (144A)       0.95
--------------------------------------------------------------------------------
10.   ING Groep NV, 6.5% (5 Year USD Swap Rate + 445 bps)                  0.94
--------------------------------------------------------------------------------

** Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

(m) Pioneer ILS Interval Fund is an affiliated fund managed by Amundi Pioneer Asset Management, Inc., formerly Pioneer Investment Management, Inc. (the "Adviser").

10 Pioneer Dynamic Credit Fund | Annual Report | 3/31/18

Prices and Distributions | 3/31/18

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            Class                       3/31/18                        3/31/17
--------------------------------------------------------------------------------
              A                          $9.20                          $9.39
--------------------------------------------------------------------------------
              C                          $9.17                          $9.36
--------------------------------------------------------------------------------
              Y                          $9.24                          $9.42
--------------------------------------------------------------------------------

Distributions per Share: 4/1/17-3/31/18
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                               Short-Term            Long-Term
            Class          Dividends*        Capital Gains         Capital Gains
--------------------------------------------------------------------------------
              A             $0.4126               $ --                  $ --
--------------------------------------------------------------------------------
              C             $0.3421               $ --                  $ --
--------------------------------------------------------------------------------
              Y             $0.4410               $ --                  $ --
--------------------------------------------------------------------------------

The ICE Bank of America Merrill Lynch U.S. Dollar 3-Month LIBOR Index is an unmanaged index that tracks the performance of a synthetic asset paying the London Interbank Offered Rate (LIBOR), with a constant 3-month average maturity. The index is based on the assumed purchase at par value of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day's 3-month LIBOR rate. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-14.

* Dividends per share may not reflect the amounts reported in the financial statements due to the last business day of the reporting period falling on a holiday weekend.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/18 11

Performance Update | 3/31/18                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Dynamic Credit Fund at public offering price during the periods shown, compared to that of the ICE Bank of America (BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of March 31, 2018)
--------------------------------------------------------------------------------
                                                                     ICE
                                                                     BofA ML
                          Net                  Public                U.S. Dollar
                          Asset                Offering              3-Month
                          Value                Price                 LIBOR
Period                    (NAV)                (POP)                 Index
--------------------------------------------------------------------------------
Life-of-Class
(4/29/11)                 3.47%                 2.78%                0.51%
5 year                    2.73                  1.79                 0.55
1 year                    2.37                 (2.24)                1.21
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2017)
--------------------------------------------------------------------------------
                          Gross
--------------------------------------------------------------------------------
                          1.22%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                      Pioneer Dynamic                    ICE BofA ML U.S. Dollar
                      Credit Fund                        3-Month LIBOR Index
5/11                  $  9,550                           $ 10,000
3/12                  $  9,586                           $ 10,032
3/13                  $ 10,567                           $ 10,075
3/14                  $ 10,879                           $ 10,102
3/15                  $ 10,802                           $ 10,126
3/16                  $ 10,627                           $ 10,159
3/17                  $ 11,810                           $ 10,234
3/18                  $ 12,090                           $ 10,358

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Dynamic Credit Fund | Annual Report | 3/31/18

Performance Update | 3/31/18                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Dynamic Credit Fund during the periods shown, compared to that of the ICE Bank of America (BofA) Merrill Lynch
(ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of March 31, 2018)
--------------------------------------------------------------------------------
                                                                     ICE
                                                                     BofA ML
                                                                     U.S. Dollar
                                                                     3-Month
                          If                   If                    LIBOR
Period                    Held                 Redeemed              Index
--------------------------------------------------------------------------------
Life-of-Class
(4/29/11)                 2.66%                2.66%                 0.51%
5 year                    1.94                 1.94                  0.55
1 year                    1.61                 1.61                  1.21
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2017)
--------------------------------------------------------------------------------
                          Gross
--------------------------------------------------------------------------------
                          1.98%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                      Pioneer Dynamic                    ICE BofA ML U.S. Dollar
                      Credit Fund                        3-Month LIBOR Index
5/11                  $ 10,000                           $ 10,000
3/12                  $  9,953                           $ 10,032
3/13                  $ 10,893                           $ 10,075
3/14                  $ 11,132                           $ 10,102
3/15                  $ 10,957                           $ 10,126
3/16                  $ 10,711                           $ 10,159
3/17                  $ 11,801                           $ 10,234
3/18                  $ 11,991                           $ 10,358

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/18 13

Performance Update | 3/31/18                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Dynamic Credit Fund during the periods shown, compared to that of the ICE Bank of America (BofA) Merrill Lynch
(ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of March 31, 2018)
--------------------------------------------------------------------------------
                                               ICE
                                               BofA ML
                          Net                  U.S. Dollar
                          Asset                3-Month
                          Value                LIBOR
Period                    (NAV)                Index
--------------------------------------------------------------------------------
Life-of-Class
(4/29/11)                 3.84%                0.51%
5 year                    3.04                 0.55
1 year                    2.77                 1.21
---------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2017)
--------------------------------------------------------------------------------
                          Gross                Net
--------------------------------------------------------------------------------
                          0.99%                0.88%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                      Pioneer Dynamic                    ICE BofA ML U.S. Dollar
                      Credit Fund                        3-Month LIBOR Index
5/11                  $ 5,000,000                        $ 5,000,000
3/12                  $ 5,047,246                        $ 5,016,142
3/13                  $ 5,586,945                        $ 5,037,586
3/14                  $ 5,768,189                        $ 5,051,197
3/15                  $ 5,743,224                        $ 5,062,972
3/16                  $ 5,670,835                        $ 5,079,435
3/17                  $ 6,314,506                        $ 5,116,860
3/18                  $ 6,489,717                        $ 5,178,819

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through August 1, 2018, for Class Y shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Dynamic Credit Fund | Annual Report | 3/31/18

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an invest-ment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Dynamic Credit Fund

Based on actual returns from October 1, 2017, through March 31, 2018.

--------------------------------------------------------------------------------
 Share Class                      A                    C                   Y
--------------------------------------------------------------------------------
 Beginning Account            $1,000.00            $1,000.00           $1,000.00
 Value on 10/1/17
--------------------------------------------------------------------------------
 Ending Account Value         $  997.56            $  994.71           $1,000.00
 (after expenses) on 3/31/18
--------------------------------------------------------------------------------
 Expenses Paid                $    5.68            $    9.45           $    4.24
 During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.14%, 1.90% and 0.85% for Class A, Class C and Class Y, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/18 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Dynamic Credit Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from October 1, 2017, through March 31, 2018.

--------------------------------------------------------------------------------
 Share Class                      A                    C                   Y
--------------------------------------------------------------------------------
 Beginning Account            $1,000.00            $1,000.00           $1,000.00
 Value on 10/1/17
--------------------------------------------------------------------------------
 Ending Account Value         $1,019.25            $1,015.46           $1,020.69
 (after expenses) on 3/31/18
--------------------------------------------------------------------------------
 Expenses Paid                $    5.74            $    9.55           $    4.28
 During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.14%, 1.90% and 0.85% for Class A, Class C and Class Y, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

16 Pioneer Dynamic Credit Fund | Annual Report | 3/31/18

Schedule of Investments | 3/31/18

-------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
-------------------------------------------------------------------------------------------------------
                            UNAFFILIATED ISSUERS -- 91.9%
                            CONVERTIBLE CORPORATE BOND -- 0.0%+
                            of Net Assets
                            MATERIALS -- 0.0%+
                            Steel -- 0.0%+
EUR        79,012(a)        New World Resources NV, 4.0% (8.0% PIK 4.0% cash),
                            10/7/20 (144A)                                                $          10
                                                                                          -------------
                            Total Materials                                               $          10
-------------------------------------------------------------------------------------------------------
                            TOTAL CONVERTIBLE CORPORATE BOND
                            (Cost $75,794)                                                $          10
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
 Shares
-------------------------------------------------------------------------------------------------------
                            CONVERTIBLE PREFERRED STOCKS -- 1.0%
                            of Net Assets
                            BANKS -- 1.0%
                            Diversified Banks -- 1.0%
              900(b)        Bank of America Corp., 7.25%                                  $   1,160,504
            1,530(b)        Wells Fargo & Co., 7.5%                                           1,973,700
                                                                                          -------------
                            Total Banks                                                   $   3,134,204
-------------------------------------------------------------------------------------------------------
                            TOTAL CONVERTIBLE PREFERRED STOCKS
                            (Cost $3,120,105)                                             $   3,134,204
-------------------------------------------------------------------------------------------------------
                            COMMON STOCK -- 0.0%+ of Net Assets
                            CAPITAL GOODS -- 0.0%+
                            Industrial Machinery -- 0.0%+
            3,071^(c)       Liberty Tire Recycling LLC                                    $          31
                                                                                          -------------
                            Total Capital Goods                                           $          31
-------------------------------------------------------------------------------------------------------
                            TOTAL COMMON STOCK
                            (Cost $31)                                                    $          31
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)
-------------------------------------------------------------------------------------------------------
                            ASSET BACKED SECURITIES -- 3.3% of Net Assets
                            BANKS -- 3.2%
                            Thrifts & Mortgage Finance -- 3.2%
        1,200,000           Ascentium Equipment Receivables Trust, Series 2016-2A,
                            Class E, 6.79%, 10/10/24 (144A)                               $   1,265,785
          499,993           Axis Equipment Finance Receivables III LLC, Series
                            2015-1A, Class E, 5.27%, 5/20/20 (144A)                             500,244
          500,000           Conn Funding II LLC, Series 2017-A, Class B, 5.11%,
                            2/15/20 (144A)                                                      503,978
          680,000           Engs Commercial Finance Trust, Series 2016-1A, Class D,
                            5.22%, 1/22/24 (144A)                                               658,554

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/18 17

-------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
-------------------------------------------------------------------------------------------------------
                            Thrifts & Mortgage Finance -- (continued)
        1,800,000           Four Seas LP, Series 2017-1A, Class A2, 5.927%,
                            8/28/27 (144A)                                                $   1,732,500
          144,531(d)        GE Mortgage Services LLC, Series 1997-HE1, Class A4,
                            7.78%, 3/25/27                                                       62,730
          175,000           InSite Issuer LLC, Series 2016-1A, Class C, 6.414%,
                            11/15/46 (144A)                                                     176,090
          710,500           Navitas Equipment Receivables LLC, Series 2015-1,
                            Class D, 5.75%, 7/15/21 (144A)                                      706,372
          750,000(e)        Palmer Square Loan Funding, Ltd., Series 2018-1A,
                            Class C, 4.072% (3 Month USD LIBOR + 185 bps),
                            4/15/26 (144A)                                                      749,992
          750,000(e)        Palmer Square Loan Funding, Ltd., Series 2018-1A,
                            Class D, 6.172% (3 Month USD LIBOR + 395 bps),
                            4/15/26 (144A)                                                      749,983
        1,500,000(e)        Progress Residential Trust, Series 2016-SFR1, Class F,
                            6.808% (1 Month USD LIBOR + 500 bps), 9/17/33 (144A)              1,530,455
        1,266,789           Solarcity Lmc Series VI LLC, Series 2016-A, Class A, 4.8%,
                            9/20/48 (144A)                                                    1,250,693
                                                                                          -------------
                            Total Banks                                                   $   9,887,376
-------------------------------------------------------------------------------------------------------
                            CONSUMER SERVICES -- 0.1%
                            Hotels, Resorts & Cruise Lines -- 0.1%
          200,800           Westgate Resorts LLC, Series 2014-1A, Class C, 5.5%,
                            12/20/26 (144A)                                               $     202,921
                                                                                          -------------
                            Total Consumer Services                                       $     202,921
-------------------------------------------------------------------------------------------------------
                            TOTAL ASSET BACKED SECURITIES
                            (Cost $10,235,079)                                            $  10,090,297
-------------------------------------------------------------------------------------------------------
                            COLLATERALIZED MORTGAGE
                            OBLIGATIONS -- 7.4% of Net Assets
                            BANKS -- 7.3%
                            Thrifts & Mortgage Finance -- 7.3%
           41,018(d)        Bear Stearns ALT-A Trust, Series 2003-3, Class 1A,
                            3.406%, 10/25/33                                              $      42,298
           73,250(d)        Bear Stearns Commercial Mortgage Securities Trust,
                            Series 2005-PWR7, Class B, 5.214%, 2/11/41                           73,018
        1,600,000(d)        Bear Stearns Commercial Mortgage Securities Trust,
                            Series 2005-T20, Class E, 5.105%, 10/12/42                        1,455,458
        1,000,000(d)        Citigroup Commercial Mortgage Trust, Series 2014-GC23,
                            Class E, 3.208%, 7/10/47 (144A)                                     651,738
          400,000           Citigroup Commercial Mortgage Trust, Series 2016-SMPL,
                            Class E, 4.509%, 9/10/31 (144A)                                     397,601
          715,000(d)        COBALT CMBS Commercial Mortgage Trust, Series 2007-C3,
                            Class B, 5.812%, 5/15/46                                            713,776
          220,000(d)        COBALT CMBS Commercial Mortgage Trust, Series 2007-C3,
                            Class C, 5.812%, 5/15/46                                            154,840
        2,050,000(d)        Credit Suisse First Boston Mortgage Securities Corp.,
                            Series 2005-C5, Class G, 5.1%, 8/15/38 (144A)                     1,977,893

The accompanying notes are an integral part of these financial statements.

18 Pioneer Dynamic Credit Fund | Annual Report | 3/31/18

-------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
-------------------------------------------------------------------------------------------------------
                            Thrifts & Mortgage Finance -- (continued)
          500,000(d)        CSAIL Commercial Mortgage Trust, Series 2015-C4,
                            Class D, 3.584%, 11/15/48                                     $     447,902
          273,960(d)        CSFB Mortgage-Backed Pass-Through Certificates, Series
                            2003-17, Class B2, 5.494%, 6/25/33                                        3
          890,000(e)        Fannie Mae Connecticut Avenue Securities, Series
                            2017-C02, Class 2B1, 7.372% (1 Month USD LIBOR +
                            550 bps), 9/25/29                                                   982,578
        1,500,000(e)        Fannie Mae Connecticut Avenue Securities, Series
                            2017-C05, Class 1M2, 4.072% (1 Month USD LIBOR +
                            220 bps), 1/25/30                                                 1,519,531
          655,000(e)        Fannie Mae Connecticut Avenue Securities, Series 2017-
                            C06, Class 1B1, 6.022% (1 Month USD LIBOR +
                            415 bps), 2/25/30                                                   679,240
          710,000(e)        Freddie Mac Structured Agency Credit Risk Debt Notes,
                            Series 2018-HQA1, Class B1, 6.204% (1 Month USD
                            LIBOR + 435 bps), 9/25/30                                           703,513
        1,490,000(e)        Freddie Mac Structured Agency Credit Risk Debt Notes,
                            Series 2018-HQA1, Class M2, 4.154% (1 Month USD
                            LIBOR + 230 bps), 9/25/30                                         1,491,044
          221,387           Global Mortgage Securitization, Ltd., Series 2004-A,
                            Class B2, 5.25%, 11/25/32 (144A)                                     87,440
           85,602           Global Mortgage Securitization, Ltd., Series 2004-A,
                            Class B3, 5.25%, 11/25/32 (144A)                                      4,113
          320,731           Global Mortgage Securitization, Ltd., Series 2005-A,
                            Class B2, 5.25%, 4/25/32 (144A)                                     303,053
           66,847           Global Mortgage Securitization, Ltd., Series 2005-A,
                            Class B3, 5.25%, 4/25/32 (144A)                                       9,875
          570,000(d)        GMAT Trust, Series 2013-1A, Class M, 5.0%,
                            11/25/43 (144A)                                                     480,453
          365,109(e)        GS Mortgage Securities Trust, Series 2014-GSFL, Class D,
                            5.011% (1 Month USD LIBOR + 390 bps), 7/15/31 (144A)                366,318
        1,850,000(e)        JP Morgan Chase Commercial Mortgage Securities Trust,
                            Series 2014-CBMZ, Class M, 8.001% (1 Month USD
                            LIBOR + 622 bps), 10/15/19 (144A)                                 1,858,089
          800,000(d)        JPMBB Commercial Mortgage Securities Trust, Series
                            2013-C17, Class D, 4.882%, 1/15/47 (144A)                           741,525
          300,000(d)        JPMDB Commercial Mortgage Securities Trust, Series
                            2016-C4, Class D, 3.095%, 12/15/49 (144A)                           237,988
          483,873(e)        La Hipotecaria Panamanian Mortgage Trust, Series 2007-
                            1GA, Class A, 4.523% (PNMR + 125 bps), 12/23/36 (144A)              474,800
          300,000(d)        Morgan Stanley Capital I Trust, Series 2016-BNK2, Class D,
                            3.0%, 11/15/49 (144A)                                               236,874
          500,000           Morgan Stanley Capital I Trust, Series 2016-UBS9, Class D,
                            3.0%, 3/15/49 (144A)                                                409,550
        1,400,000(e)        Octagon Investment Partners XVII, Ltd., Series 2013-1A,
                            Class CR2, 0.0% (3 Month USD LIBOR + 170 bps)
                            1/25/31 (144A)                                                    1,399,951

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/18 19

-------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
-------------------------------------------------------------------------------------------------------
                            Thrifts & Mortgage Finance -- (continued)
          480,000(e)        Radnor Re, Ltd., Series 2018-1, Class M2, 4.554%
                            (1 Month USD LIBOR + 270 bps), 3/25/28 (144A)                 $     480,000
        1,525,000(e)        Starwood Waypoint Homes Trust, Series 2017-1, Class E,
                            4.377% (1 Month USD LIBOR + 260 bps), 1/17/35 (144A)              1,548,163
        1,000,000           Tricon American Homes Trust, Series 2017-SFR1, Class F,
                            5.151%, 9/17/34 (144A)                                            1,017,853
          900,000           Tricon American Homes Trust, Series 2017-SFR2, Class F,
                            5.104%, 1/17/36 (144A)                                              918,594
          750,000           Wells Fargo Commercial Mortgage Trust, Series 2016-
                            BNK1, Class D, 3.0%, 8/15/49 (144A)                                 593,748
          200,000(d)        WFRBS Commercial Mortgage Trust, Series 2013-C12,
                            Class D, 4.414%, 3/15/48 (144A)                                     185,201
                                                                                          -------------
                            Total Banks                                                   $  22,644,021
-------------------------------------------------------------------------------------------------------
                            GOVERNMENT -- 0.1%
                            Government -- 0.1%
          159,860(e)        FREMF Mortgage Trust, Series 2015-KLSF, Class B,
                            6.07% (1 Month USD LIBOR + 440 bps), 11/25/22 (144A)          $     166,396
                                                                                          -------------
                            Total Government                                              $     166,396
-------------------------------------------------------------------------------------------------------
                            TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                            (Cost $23,373,342)                                            $  22,810,417
-------------------------------------------------------------------------------------------------------
                            CORPORATE BONDS -- 45.6% of Net Assets
                            BANKS -- 5.8%
                            Diversified Banks -- 5.8%
EUR     1,000,000(b)(d)     Banco Bilbao Vizcaya Argentaria SA, 8.875% (5 Year EUR
                            Swap Rate + 918 bps)                                          $   1,456,078
ARS     4,000,000(e)        Banco de la Ciudad de Buenos Aires, 0.0% (BADLARPP +
                            399 bps) 12/5/22                                                    205,245
        1,445,000(b)(d)     Bank of America Corp., 6.3% (3 Month USD LIBOR + 455 bps)         1,549,762
        2,605,000(b)(d)     BNP Paribas SA, 7.625% (5 Year USD Swap Rate +
                            631 bps) (144A)                                                   2,797,119
        2,640,000           BPCE SA, 4.875%, 4/1/26 (144A)                                    2,713,905
EUR     1,200,000(b)(d)     Cooperatieve Rabobank UA, 6.625% (5 Year EUR Swap
                            Rate + 670 bps)                                                   1,679,496
        2,685,000(b)(d)     ING Groep NV, 6.5% (5 Year USD Swap Rate + 445 bps)               2,768,906
        1,700,000(b)(d)     Royal Bank of Scotland Group Plc, 8.625% (5 Year USD
                            Swap Rate + 760 bps)                                              1,846,625
        1,450,000(b)(d)     Societe Generale SA, 7.375% (5 Year USD Swap Rate +
                            624 bps) (144A)                                                   1,542,438
        1,400,000(b)(d)     Swedbank AB, 6.0% (5 Year USD Swap Rate + 411 bps)                1,428,000
                                                                                          -------------
                            Total Banks                                                    $ 17,987,574
-------------------------------------------------------------------------------------------------------
                            CAPITAL GOODS -- 1.7%
                            Building Products -- 0.6%
        1,845,000           Standard Industries, Inc., 5.375%, 11/15/24 (144A)             $  1,868,063
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Dynamic Credit Fund | Annual Report | 3/31/18

-------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
-------------------------------------------------------------------------------------------------------
                            Trading Companies & Distributors -- 1.1%
          400,000           Fly Leasing, Ltd., 6.375%, 10/15/21                           $     415,500
        1,010,000           United Rentals North America, Inc., 4.625%, 10/15/25                982,225
        2,170,000           United Rentals North America, Inc., 4.875%, 1/15/28               2,094,050
                                                                                          $   3,491,775
                                                                                          -------------
                            Total Capital Goods                                           $   5,359,838
-------------------------------------------------------------------------------------------------------
                            COMMERCIAL & PROFESSIONAL SERVICES -- 0.8%
                            Security & Alarm Services -- 0.8%
        2,579,000           Brink's Co., 4.625%, 10/15/27 (144A)                          $   2,392,022
                                                                                          -------------
                            Total Commercial & Professional Services                      $   2,392,022
-------------------------------------------------------------------------------------------------------
                            COMMERCIAL SERVICES & SUPPLIES -- 0.7%
                            Diversified Support Services -- 0.7%
        2,080,000           Ritchie Bros Auctioneers, Inc., 5.375%, 1/15/25 (144A)        $   2,080,000
                                                                                          -------------
                            Total Commercial Services & Supplies                          $   2,080,000
-------------------------------------------------------------------------------------------------------
                            CONSUMER DURABLES & APPAREL -- 2.0%
                            Homebuilding -- 2.0%
          765,000           DR Horton, Inc., 5.75%, 8/15/23                               $     847,665
        1,795,000           KB Home, 7.0%, 12/15/21                                           1,922,894
        2,100,000           Lennar Corp., 4.75%, 11/29/27 (144A)                              2,010,750
        1,400,000           Taylor Morrison Communities, Inc. / Taylor Morrison
                            Holdings II, Inc., 5.875%, 4/15/23 (144A)                         1,445,080
                                                                                          -------------
                            Total Consumer Durables & Apparel                             $   6,226,389
-------------------------------------------------------------------------------------------------------
                            CONSUMER SERVICES -- 0.5%
                            Specialized Consumer Services -- 0.5%
        1,625,000           Service Corp. International, 4.625%, 12/15/27                 $   1,568,125
                                                                                          -------------
                            Total Consumer Services                                       $   1,568,125
-------------------------------------------------------------------------------------------------------
                            DIVERSIFIED FINANCIALS -- 3.7%
                            Consumer Finance -- 0.4%
INR    80,340,000           International Finance Corp., 6.3%, 11/25/24                   $   1,212,417
-------------------------------------------------------------------------------------------------------
                            Diversified Capital Markets -- 0.7%
        1,955,000(b)(d)     Credit Suisse Group AG, 7.125% (5 Year USD Swap
                            Rate + 511 bps)                                               $   2,042,975
-------------------------------------------------------------------------------------------------------
                            Investment Banking & Brokerage -- 0.8%
        2,290,000           UBS AG, 7.625%, 8/17/22                                       $   2,570,525
-------------------------------------------------------------------------------------------------------
                            Other Diversified Financial Services -- 0.4%
        1,000,000^(f)       Fixed Income Trust Series 2013-A, 0.0% 10/15/97 (144A)        $   1,139,547
          100,000^(d)       Tiers Trust, 7.697%, 10/15/97 (144A)                                136,850
                                                                                          -------------
                                                                                          $   1,276,397
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/18 21

-------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
-------------------------------------------------------------------------------------------------------
                            Specialized Finance -- 1.4%
          595,000           Cantor Fitzgerald LP, 7.875%, 10/15/19 (144A)                 $     632,377
          825,000           Nationstar Mortgage LLC / Nationstar Capital Corp.,
                            6.5%, 7/1/21                                                        837,375
        1,120,000           Nationstar Mortgage LLC / Nationstar Capital Corp.,
                            6.5%, 6/1/22                                                      1,146,600
        1,715,000           Park Aerospace Holdings, Ltd., 5.25%, 8/15/22 (144A)              1,680,186
                                                                                          $   4,296,538
                                                                                          -------------
                            Total Diversified Financials                                  $  11,398,852
-------------------------------------------------------------------------------------------------------
                            ENERGY -- 7.4%
                            Oil & Gas Exploration & Production -- 0.7%
          565,000           WPX Energy, Inc., 5.25%, 9/15/24                              $     556,525
        1,551,000           WPX Energy, Inc., 7.5%, 8/1/20                                    1,659,570
                                                                                          -------------
                                                                                          $   2,216,095
-------------------------------------------------------------------------------------------------------
                            Oil & Gas Refining & Marketing -- 0.9%
        2,940,000           EnLink Midstream Partners LP, 4.15%, 6/1/25                   $   2,857,477
-------------------------------------------------------------------------------------------------------
                            Oil & Gas Storage & Transportation -- 5.8%
        2,575,000           Boardwalk Pipelines LP, 4.95%, 12/15/24                       $   2,645,261
        1,965,000           Cheniere Corpus Christi Holdings LLC, 5.875%, 3/31/25             2,055,881
        2,150,000           Cheniere Energy Partners LP, 5.25%, 10/1/25 (144A)                2,120,437
        2,690,000           Energy Transfer Equity LP, 5.5%, 6/1/27                           2,696,725
          910,000           Genesis Energy LP / Genesis Energy Finance Corp.,
                            6.25%, 5/15/26                                                      866,775
        1,400,000           Genesis Energy LP / Genesis Energy Finance Corp.,
                            6.75%, 8/1/22                                                     1,436,750
        1,450,000           ONEOK, Inc., 6.875%, 9/30/28                                      1,691,451
        2,200,000           Plains All American Pipeline LP / PAA Finance Corp.,
                            4.65%, 10/15/25                                                   2,213,196
        2,175,000           Sunoco LP / Sunoco Finance Corp., 4.875%,
                            1/15/23 (144A)                                                    2,096,156
                                                                                          $  17,822,632
                                                                                          -------------
                            Total Energy                                                  $  22,896,204
-------------------------------------------------------------------------------------------------------
                            FOOD, BEVERAGE & TOBACCO -- 1.8%
                            Brewers -- 0.7%
        2,020,000           Anheuser-Busch InBev Finance, Inc., 2.65%, 2/1/21             $   2,004,179
-------------------------------------------------------------------------------------------------------
                            Packaged Foods & Meats -- 0.6%
          250,000           Aramark Services, Inc., 5.0%, 2/1/28 (144A)                   $     244,687
        1,690,000           Post Holdings, Inc., 5.5%, 3/1/25 (144A)                          1,664,650
                                                                                          -------------
                                                                                          $   1,909,337
-------------------------------------------------------------------------------------------------------
                            Tobacco -- 0.5%
        1,515,000           Reynolds American, Inc., 4.85%, 9/15/23                       $   1,599,103
                                                                                          -------------
                            Total Food, Beverage & Tobacco                                $   5,512,619
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Dynamic Credit Fund | Annual Report | 3/31/18

-------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
-------------------------------------------------------------------------------------------------------
                            HEALTH CARE EQUIPMENT & SERVICES -- 3.8%
                            Health Care Facilities -- 1.0%
        1,740,000           Kindred Healthcare, Inc., 8.0%, 1/15/20                       $   1,842,225
        1,225,000           RegionalCare Hospital Partners Holdings, Inc., 8.25%,
                            5/1/23 (144A)                                                     1,274,000
                                                                                          -------------
                                                                                          $   3,116,225
-------------------------------------------------------------------------------------------------------
                            Health Care Technology -- 0.7%
        2,150,000           Quintiles IMS, Inc., 5.0%, 10/15/26 (144A)                    $   2,142,174
-------------------------------------------------------------------------------------------------------
                            Managed Health Care -- 2.1%
        3,140,000           Centene Corp., 4.75%, 1/15/25                                 $   3,061,500
        1,780,000           Molina Healthcare, Inc., 5.375%, 11/15/22                         1,757,750
        1,750,000           WellCare Health Plans, Inc., 5.25%, 4/1/25                        1,756,563
                                                                                          $   6,575,813
                                                                                          -------------
                            Total Health Care Equipment & Services                        $  11,834,212
-------------------------------------------------------------------------------------------------------
                            INSURANCE -- 3.9%
                            Multi-line Insurance -- 0.8%
        2,500,000           Liberty Mutual Group, Inc., 4.25%, 6/15/23 (144A)             $   2,551,528
-------------------------------------------------------------------------------------------------------
                            Reinsurance -- 3.1%
          500,000+(g)(h)    Arlington Re 2015, Variable Rate Notes, 8/1/18                $      24,300
           38,649+(g)(h)    Berwick Re 2018, Variable Rate Notes, 12/31/21                       39,318
          250,000+(g)(h)    Blue Lotus Re 2018, Variable Rate Notes, 12/31/21                   257,100
        1,500,000+(g)(h)    Carnoustie Re 2015, Variable Rate Notes, 7/1/18                      30,600
          500,000+(g)(h)    Carnoustie Re 2016, Variable Rate Notes, 11/30/20                    54,100
          500,000+(g)(h)    Carnoustie Re 2017, Variable Rate Notes, 11/30/21                   150,700
          250,000+(g)(h)    Carnoustie Re 2018, Variable Rate Notes, 12/31/21                   253,875
          250,000+(g)(h)    Cypress Re 2017, Variable Rate Notes, 1/10/19                       114,400
          500,000+(g)(h)    Eden Re II, Ltd., Variable Rate Notes, 3/22/22 (144A)               510,300
          400,000(e)        Galilei Re, 6.968% (6 Month USD LIBOR + 545 bps),
                            1/8/20 (144A) (Cat Bond)                                            403,760
          250,000(e)        Galilei Re, 8.048% (6 Month USD LIBOR + 653 bps),
                            1/8/20 (144A) (Cat Bond)                                            253,338
          250,000(e)        Galilei Re, 9.928% (6 Month USD LIBOR + 841 bps),
                            1/8/20 (144A) (Cat Bond)                                            252,700
        2,000,000+(g)(h)    Gullane 2017, Variable Rate Notes, 11/30/21                         200,000
        1,500,000+(g)(h)    Harambee Re 2018, Variable Rate Notes 12/31/21                    1,504,650
          250,000(e)        Kilimanjaro II Re, 12.144% (6 Month USD LIBOR +
                            1,000 bps), 4/20/21 (144A) (Cat Bond)                               238,725
          350,000(e)        Kilimanjaro Re, 6.221% (3 Month U.S. Treasury Bill +
                            450 bps), 4/30/18 (144A) (Cat Bond)                                 349,930
          250,000+(g)(h)    Limestone Re, Variable Rate Notes, Class A, Non-Voting
                            8/31/21                                                             246,975
          250,000+(g)(h)    Lorenz Re, 2016, Variable Rate Notes, 3/31/20                       213,300
        2,000,000+(g)(h)    Pangaea Re, Series 2015-1, Variable Rate Notes, 2/1/19                4,200

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/18 23

-------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
-------------------------------------------------------------------------------------------------------
                            Reinsurance -- (continued)
        2,000,000+(g)(h)    Pangaea Re, Series 2015-2, Variable Rate Notes, 11/30/19      $      15,400
        1,000,000+(g)(h)    Pangaea Re, Series 2016-1, Variable Rate Notes, 11/30/20              9,500
        1,000,000+(g)(h)    Pangaea Re, Series 2017-1, Variable Rate Notes, 11/30/21             15,700
          700,000+(g)(h)    Prestwick Re, Variable Rate Notes, 7/1/18                            11,900
          250,000(e)        Residential Reinsurance 2016, 7.101% (3 Month U.S.
                            Treasury Bill + 537 bps), 12/6/20 (144A) (Cat Bond)                 246,725
          250,000(e)        Residential Reinsurance 2017, 7.231% (3 Month U.S.
                            Treasury Bill + 550 bps), 12/6/21 (144A) (Cat Bond)                 248,000
          250,000+(g)(h)    Resilience Re, Variable Rate Notes, 4/1/18                          188,875
          250,000+(g)(h)    Resilience Re, Variable Rate Notes, 1/8/19 (144A)                   250,000
          500,000+(g)(h)    Silverton Re, Variable Rate Notes, 9/18/18 (144A)                     4,050
          217,248+(g)(h)    St. Andrews Re, Series 2017-4, Variable Rate Notes 6/1/19           238,625
          250,000+(g)(h)    Thopas Re, Ltd., Variable Rates Notes, 12/31/21                     254,525
          250,000(e)        Ursa Re, 3.5% (ZERO + 350 bps), 5/27/20 (144A)
                            (Cat Bond)                                                          249,650
          250,000(e)        Ursa Re, 4.0% (ZERO + 400 bps), 12/10/19 (144A)
                            (Cat Bond)                                                          249,375
          250,000(e)        Ursa Re, 4.0% (ZERO + 400 bps), 12/10/20 (144A)
                            (Cat Bond)                                                          250,225
          250,000(e)        Ursa Re, 5.25% (ZERO + 525 bps), 12/10/20 (144A)
                            (Cat Bond)                                                          251,075
        1,250,000+(g)(h)    Versutus, Re 2016, Variable Rate Notes, 11/30/20                     10,000
        1,500,000+(g)(h)    Versutus, Re 2017, Variable Rate Notes, 11/30/21                    103,500
        1,500,000+(g)(h)    Versutus, Re 2018, Variable Rate Notes, 12/31/21                  1,517,700
          250,000+(g)(h)    Viribus Re 2018, Variable Rate Notes, 12/31/21                      260,325
                                                                                          -------------
                                                                                          $   9,477,421
                                                                                          -------------
                            Total Insurance                                               $  12,028,949
-------------------------------------------------------------------------------------------------------
                            MATERIALS -- 1.8%
                            Metal & Glass Containers -- 0.6%
        1,835,000           Ardagh Packaging Finance Plc / Ardagh Holdings USA,
                            Inc., 4.625%, 5/15/23 (144A)                                  $   1,841,881
-------------------------------------------------------------------------------------------------------
                            Steel -- 1.2%
        2,010,000           ArcelorMittal, 5.75%, 3/1/21                                  $   2,115,525
        1,495,000           Commercial Metals Co., 4.875%, 5/15/23                            1,487,271
                                                                                          $   3,602,796
                                                                                          -------------
                            Total Materials                                               $   5,444,677
-------------------------------------------------------------------------------------------------------
                            MEDIA -- 4.3%
                            Broadcasting -- 0.4%
        1,275,000           CCO Holdings LLC / CCO Holdings Capital Corp., 5.5%,
                            5/1/26 (144A)                                                 $   1,247,906
-------------------------------------------------------------------------------------------------------
                            Cable & Satellite -- 3.4%
        2,105,000           Altice US Finance I Corp., 5.5%, 5/15/26 (144A)               $   2,057,427
        2,255,000           Hughes Satellite Systems Corp., 5.25%, 8/1/26                     2,209,900

The accompanying notes are an integral part of these financial statements.

24 Pioneer Dynamic Credit Fund | Annual Report | 3/31/18

-------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
-------------------------------------------------------------------------------------------------------
                            Cable & Satellite -- (continued)
        1,075,000           Sirius XM Radio, Inc., 5.375%, 7/15/26 (144A)                 $   1,061,562
        2,100,000           Time Warner Cable LLC, 4.125%, 2/15/21                            2,122,736
        2,800,000           Videotron, Ltd., 5.375%, 6/15/24 (144A)                           2,891,000
                                                                                          -------------
                                                                                          $  10,342,625
-------------------------------------------------------------------------------------------------------
                            Movies & Entertainment -- 0.5%
        1,600,000           VOC Escrow, Ltd., 5.0%, 2/15/28 (144A)                        $   1,520,000
                                                                                          -------------
                            Total Media                                                   $  13,110,531
-------------------------------------------------------------------------------------------------------
                            PHARMACEUTICALS, BIOTECHNOLOGY &
                            LIFE SCIENCES -- 0.7%
                            Pharmaceuticals -- 0.7%
          765,000           Valeant Pharmaceuticals International, Inc., 6.5%,
                            3/15/22 (144A)                                                $     789,863
        1,250,000           Valeant Pharmaceuticals International, Inc., 7.0%,
                            3/15/24 (144A)                                                    1,303,125
                                                                                          -------------
                            Total Pharmaceuticals, Biotechnology & Life Sciences          $   2,092,988
-------------------------------------------------------------------------------------------------------
                            SOFTWARE & SERVICES -- 0.7%
                            IT Consulting & Other Services -- 0.7%
        2,020,000           Dell International LLC / EMC Corp., 4.42%,
                            6/15/21 (144A)                                                $   2,072,051
                                                                                          -------------
                            Total Software & Services                                     $   2,072,051
-------------------------------------------------------------------------------------------------------
                            TELECOMMUNICATION SERVICES -- 3.0%
                            Integrated Telecommunication Services -- 1.2%
        2,445,000           Level 3 Financing, Inc., 5.375%, 5/1/25                       $   2,371,650
        1,175,000           Verizon Communications, Inc., 2.625%, 2/21/20                     1,169,463
                                                                                          -------------
                                                                                          $   3,541,113
-------------------------------------------------------------------------------------------------------
                            Wireless Telecommunication Services -- 1.8%
        1,200,000           Sprint Communications, Inc., 7.0%, 8/15/20                    $   1,248,000
        1,600,000           Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC /
                            Sprint Spectrum Co. III LLC, 4.738%, 3/20/25 (144A)               1,606,000
        1,940,000           T-Mobile USA, Inc., 6.625%, 4/1/23                                2,004,272
          300,000           Unison Ground Lease Funding LLC, 5.78%, 3/15/20 (144A)              297,788
          400,000           WCP Issuer LLC, 6.657%, 8/15/20 (144A)                              413,953
                                                                                          $   5,570,013
                                                                                          -------------
                            Total Telecommunication Services                              $   9,111,126
-------------------------------------------------------------------------------------------------------
                            UTILITIES -- 3.0%
                            Electric Utilities -- 0.5%
          118,000           NextEra Energy Operating Partners LP, 4.5%, 9/15/27 (144A)    $     111,215
        1,380,000           TerraForm Power Operating LLC, 4.25%, 1/31/23 (144A)              1,326,525
                                                                                          -------------
                                                                                          $   1,437,740
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/18 25

-------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
-------------------------------------------------------------------------------------------------------
                            Gas Utilities -- 1.2%
        2,715,000           DCP Midstream Operating LP, 3.875%, 3/15/23                   $   2,619,975
        1,250,000           Ferrellgas LP / Ferrellgas Finance Corp., 6.5%, 5/1/21            1,196,875
                                                                                          -------------
                                                                                          $   3,816,850
-------------------------------------------------------------------------------------------------------
                            Independent Power Producers & Energy Traders -- 1.3%
        2,145,000           Calpine Corp., 5.75%, 1/15/25                                 $   1,962,675
        1,910,000           NRG Energy, Inc., 6.625%, 1/15/27                                 1,952,975
                                                                                          $   3,915,650
                                                                                          -------------
                            Total Utilities                                               $   9,170,240
-------------------------------------------------------------------------------------------------------
                            TOTAL CORPORATE BONDS
                            (Cost $140,211,736)                                           $ 140,286,397
-------------------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT AND AGENCY
                            OBLIGATIONS -- 19.9% of Net Assets
       15,590,000(i)        U.S. Treasury Bills, 4/5/18                                   $  15,587,888
       27,495,000(i)        U.S. Treasury Bills, 4/12/18                                     27,482,505
        7,725,000(i)        U.S. Treasury Bills, 4/26/18                                      7,716,786
        8,500,000           U.S. Treasury Bonds, 4.5%, 2/15/36                               10,503,144
                                                                                          -------------
                                                                                          $  61,290,323
-------------------------------------------------------------------------------------------------------
                            TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                            (Cost $61,615,640)                                            $  61,290,323
-------------------------------------------------------------------------------------------------------
                            FOREIGN GOVERNMENT BONDS -- 1.6% of
                            Net Assets
                            Argentina -- 0.3%
ARS    10,040,000           Argentine Bonos del Tesoro, 15.5%, 10/17/26                   $     490,748
ARS     8,152,000           Letras del Banco Central de la Republica Argentina,
                            25.6%, 4/18/18                                                      398,741
                                                                                          -------------
                                                                                          $     889,489
-------------------------------------------------------------------------------------------------------
                            Ecuador -- 0.5%
        1,500,000           Ecuador Government International Bond, 7.95%, 6/20/24         $   1,488,750
-------------------------------------------------------------------------------------------------------
                            Egypt -- 0.4%
EGP    21,400,000(i)        Egypt Treasury Bills 5/29/18                                  $   1,181,472
-------------------------------------------------------------------------------------------------------
                            Uruguay -- 0.4%
UYU    39,685,000           Uruguay Government International Bond, 9.875%,
                            6/20/22 (144A)                                                $   1,419,877
-------------------------------------------------------------------------------------------------------
                            TOTAL FOREIGN GOVERNMENT BONDS
                            (Cost $5,059,612)                                             $   4,979,588
-------------------------------------------------------------------------------------------------------
                            MUNICIPAL BONDS -- 0.6% of Net Assets (j)
                            Municipal General -- 0.1%
           75,000           Massachusetts Development Finance Agency, Partners
                            Healthcare System, 4.0%, 7/1/36                               $      77,694

The accompanying notes are an integral part of these financial statements.

26 Pioneer Dynamic Credit Fund | Annual Report | 3/31/18

-------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
-------------------------------------------------------------------------------------------------------
                            Municipal General -- (continued)
          125,000           Massachusetts Development Finance Agency, Partners
                            Healthcare System, 4.0%, 7/1/41                               $     128,245
                                                                                          -------------
                                                                                          $     205,939
-------------------------------------------------------------------------------------------------------
                            Municipal Higher Education -- 0.0%+
          130,000           New York State Dormitory Authority, Columbia University,
                            Series A-2, 5.0%, 10/1/46                                     $     171,774
-------------------------------------------------------------------------------------------------------
                            Municipal Medical -- 0.1%
          200,000           Illinois Finance Authority, Northwestern Memorial
                            Healthcare, 4.0%, 7/15/47                                     $     205,044
-------------------------------------------------------------------------------------------------------
                            Municipal Obligation -- 0.3%
          825,000(k)        Commonwealth of Pennsylvania, 1st Series, 4.0%, 1/1/29        $     877,553
-------------------------------------------------------------------------------------------------------
                            Municipal School District -- 0.0%+
           95,000(k)        State of Florida, Capital Outlay, Series C, 4.0%, 6/1/31      $     103,272
-------------------------------------------------------------------------------------------------------
                            Municipal Transportation -- 0.0%+
          105,000           Central Florida Expressway Authority, 5.0%, 7/1/38            $     120,833
-------------------------------------------------------------------------------------------------------
                            Municipal Water -- 0.1%
          110,000           JEA Water & Sewer System Revenue, Series A,
                            4.0%, 10/1/35                                                 $     116,232
          110,000           JEA Water & Sewer System Revenue, Series A,
                            4.0%, 10/1/39                                                       114,772
                                                                                          -------------
                                                                                          $     231,004
-------------------------------------------------------------------------------------------------------
                            TOTAL MUNICIPAL BONDS
                            (Cost $1,973,146)                                             $   1,915,419
-------------------------------------------------------------------------------------------------------
                            SENIOR SECURED FLOATING RATE LOAN
                            INTERESTS -- 12.2% of Net Assets*(e)
                            AUTOMOBILES & COMPONENTS -- 0.5%
                            Auto Parts & Equipment -- 0.5%
          391,445           Electrical Components International, Inc., Term Loan, 7.052%
                            (LIBOR + 475 bps), 5/28/21                                    $     394,136
          372,281           Federal-Mogul Corp., Tranche C Term Loan, 5.555% (LIBOR +
                            375 bps), 4/15/21                                                   375,035
          891,727           Tower Automotive Holdings USA LLC, Initial Term Loan, 4.5%
                            (LIBOR + 275 bps), 3/7/24                                           893,956
                                                                                          -------------
                            Total Automobiles & Components                                $   1,663,127
-------------------------------------------------------------------------------------------------------
                            CAPITAL GOODS -- 1.9%
                            Aerospace & Defense -- 0.9%
          746,173           DAE Aviation Holdings, Inc., Initial Term Loan, 5.63%
                            (LIBOR + 375 bps), 7/7/22                                     $     754,043
          922,688           MacDonald, Dettwiler and Associates, Ltd., Initial Term B
                            Loan, 4.63% (LIBOR + 275 bps), 10/4/24                              926,313
          986,789           Vencore, Inc. (fka SI Organization, Inc.), First Lien Initial
                            Term Loan, 6.627% (LIBOR + 475 bps), 11/23/19                     1,000,512
                                                                                          -------------
                                                                                          $   2,680,868
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/18 27

-------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
-------------------------------------------------------------------------------------------------------
                            Building Products -- 0.3%
          894,076           Builders FirstSource, Inc., Refinancing Term Loan, 5.302%
                            (LIBOR + 300 bps), 2/29/24                                    $     898,866
-------------------------------------------------------------------------------------------------------
                            Industrial Conglomerates -- 0.1%
          506,689(l)        Filtration Group Corp., Initial Dollar Term Loan, 3/29/25     $     509,222
-------------------------------------------------------------------------------------------------------
                            Industrial Machinery -- 0.1%
          445,932           NN, Inc., Tranche B Term Loan, 5.627% (LIBOR +
                            375 bps), 10/19/22                                            $     448,998
-------------------------------------------------------------------------------------------------------
                            Trading Companies & Distributors -- 0.5%
          300,000           Beacon Roofing Supply, Inc., Initial Term Loan, 3.936%
                            (LIBOR + 225 bps), 1/2/25                                     $     301,833
        1,133,267           Univar USA, Inc., Term B-3 Loan, 4.377% (LIBOR +
                            250 bps), 7/1/24                                                  1,141,856
                                                                                          -------------
                                                                                          $   1,443,689
                                                                                          -------------
                            Total Capital Goods                                           $   5,981,643
-------------------------------------------------------------------------------------------------------
                            COMMERCIAL SERVICES & SUPPLIES -- 0.7%
                            Diversified Support Services -- 0.4%
           27,684           IAP Worldwide Services, Inc., Second Lien Term Loan,
                            8.802% (LIBOR + 650 bps), 7/18/19                             $      27,511
        1,142,405           KAR Auction Services, Inc., Tranche B-4 Term Loan,
                            4.563% (LIBOR + 225 bps), 3/11/21                                 1,152,757
                                                                                          -------------
                                                                                          $   1,180,268
-------------------------------------------------------------------------------------------------------
                            Environmental & Facilities Services -- 0.3%
          995,000           Albany Molecular Research, Inc., First Lien Initial Term
                            Loan, 5.127% (LIBOR + 325 bps), 8/30/24                       $     998,731
                                                                                          -------------
                            Total Commercial Services & Supplies                          $   2,178,999
-------------------------------------------------------------------------------------------------------
                            CONSUMER DURABLES & APPAREL -- 0.2%
                            Leisure Products -- 0.2%
          494,978           Bombardier Recreational Products, Inc., Term B Loan,
                            4.38% (LIBOR + 250 bps), 6/30/23                              $     499,680
                                                                                          -------------
                            Total Consumer Durables & Apparel                             $     499,680
-------------------------------------------------------------------------------------------------------
                            CONSUMER SERVICES -- 2.2%
                            Casinos & Gaming -- 0.2%
          494,871           Eldorado Resorts, Inc., Term Loan, 4.128% (LIBOR +
                            225 bps), 4/17/24                                             $     497,036
-------------------------------------------------------------------------------------------------------
                            Education Services -- 0.6%
        1,817,625           McGraw-Hill Global Education Holdings LLC, First Lien
                            Term B Loan, 5.877% (LIBOR + 400 bps), 5/4/22                 $   1,797,602
-------------------------------------------------------------------------------------------------------
                            Leisure Facilities -- 0.3%
          974,021           Fitness International LLC, Term B Loan, 5.377% (LIBOR +
                            350 bps), 7/1/20                                              $     984,005
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer Dynamic Credit Fund | Annual Report | 3/31/18

-------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
-------------------------------------------------------------------------------------------------------
                            Specialized Consumer Services -- 1.1%
        1,984,810           Allied Universal Holdco LLC (fka USAGM Holdco LLC),
                            First Lien Initial Term Loan, 6.052% (LIBOR +
                            375 bps), 7/28/22                                             $   1,961,993
          992,500           Constellis Holdings LLC, First Lien Term B Loan, 7.302%
                            (LIBOR + 500 bps), 4/21/24                                        1,002,734
          493,734           KUEHG Corp. (fka KC MergerSub, Inc.), Term B-2 Loan,
                            6.052% (LIBOR + 375 bps), 8/12/22                                   497,823
                                                                                          -------------
                                                                                          $   3,462,550
                                                                                          -------------
                            Total Consumer Services                                       $   6,741,193
-------------------------------------------------------------------------------------------------------
                            DIVERSIFIED FINANCIALS -- 0.5%
                            Diversified Capital Markets -- 0.1%
          500,000           Outfront Media Capital LLC (Outfront Media Capital
                            Corp.), Term Loan, 3.872% (LIBOR + 200 bps), 3/18/24          $     503,438
-------------------------------------------------------------------------------------------------------
                            Specialized Finance -- 0.4%
          175,714           Vistra Operations Co., LLC (fka Tex Operations Co., LLC),
                            Initial Term C Loan, 4.377% (LIBOR + 250 bps), 8/4/23         $     177,080
          989,052           Vistra Operations Co., LLC (fka Tex Operations Co., LLC),
                            Initial Term Loan, 4.377% (LIBOR + 250 bps), 8/4/23                 996,742
                                                                                          -------------
                                                                                          $   1,173,822
                                                                                          -------------
                            Total Diversified Financials                                  $   1,677,260
-------------------------------------------------------------------------------------------------------
                            ENERGY -- 0.3%
                            Oil & Gas Exploration & Production -- 0.3%
          800,000           Chesapeake Energy Corp., Term Loan, Class A, 9.444%
                            (LIBOR + 750 bps), 8/23/21                                    $     850,250
                                                                                          -------------
                            Total Energy                                                  $     850,250
-------------------------------------------------------------------------------------------------------
                            FOOD & STAPLES RETAILING -- 0.2%
                            Food Retail -- 0.2%
          618,121           Albertson's LLC, 2017-1 Term B-6 Loan, 4.956%
                            (LIBOR + 300 bps), 6/22/23                                    $     611,553
                                                                                          -------------
                            Total Food & Staples Retailing                                $     611,553
-------------------------------------------------------------------------------------------------------
                            HEALTH CARE EQUIPMENT & SERVICES -- 0.5%
                            Health Care Facilities -- 0.5%
          489,538           Acadia Healthcare Co., Inc., Tranche B-3 Term Loan,
                            4.377% (LIBOR + 250 bps), 2/11/22                             $     495,046
          500,912           CHS/Community Health Systems, Inc., Incremental 2021
                            Term H Loan, 4.984% (LIBOR + 300 bps), 1/27/21                      482,510
          550,000           Concentra, Inc., First Lien Tranche B-1 Term Loan, 4.53%
                            (LIBOR + 275 bps), 6/1/22                                           551,547
           20,098           Select Medical Corp., Tranche B Term Loan, 4.461%
                            (LIBOR + 275 bps/PRIME + 175 + bps), 3/1/21                          20,280
                                                                                          -------------
                            Total Health Care Equipment & Services                        $   1,549,383
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/18 29

-------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
-------------------------------------------------------------------------------------------------------
                            HOUSEHOLD & PERSONAL PRODUCTS -- 0.3%
                            Household Products -- 0.3%
          995,000           Alphabet Holding Co., Inc. (aka Nature's Bounty), First Lien
                            Initial Term Loan, 5.377% (LIBOR + 350 bps), 9/26/24          $     927,837
                                                                                          -------------
                            Total Household & Personal Products                           $     927,837
-------------------------------------------------------------------------------------------------------
                            INSURANCE -- 0.3%
                            Property & Casualty Insurance -- 0.3%
          995,000           USI, Inc. (fka Compass Investors, Inc.), 2017 New Term
                            Loan, 5.302% (LIBOR + 300 bps), 5/16/24                       $     999,229
                                                                                          -------------
                            Total Insurance                                               $     999,229
-------------------------------------------------------------------------------------------------------
                            MATERIALS -- 0.3%
                            Metal & Glass Containers -- 0.2%
          742,248           Coveris Holdings SA (fka Exopack Holdings SA), USD
                            Term B-1 Loan, 6.552% (LIBOR + 425 bps), 6/29/22              $     746,887
-------------------------------------------------------------------------------------------------------
                            Paper Packaging -- 0.1%
          198,000           Caraustar Industries, Inc., Refinancing Term Loan, 7.802%
                            (LIBOR + 550 bps), 3/14/22                                    $     198,990
                                                                                          -------------
                            Total Materials                                               $     945,877
-------------------------------------------------------------------------------------------------------
                            MEDIA -- 0.6%
                            Broadcasting -- 0.2%
          497,500           E.W. Scripps Co., 2017 Term Loan, 6.0% (PRIME +
                            125 bps), 10/2/24                                             $     499,988
-------------------------------------------------------------------------------------------------------
                            Movies & Entertainment -- 0.2%
          493,590           Rovi Solutions Corp. / Rovi Guides, Inc., Term B Loan, 4.38%
                            (LIBOR + 250 bps), 7/2/21                                     $     497,189
-------------------------------------------------------------------------------------------------------
                            Publishing -- 0.2%
          687,389           Trader Corp., First Lien 2017 Refinancing Term Loan, 5.295%
                            (LIBOR + 300 bps), 9/28/23                                    $     688,248
                                                                                          -------------
                            Total Media                                                   $   1,685,425
-------------------------------------------------------------------------------------------------------
                            REAL ESTATE -- 0.3%
                            Specialized REIT -- 0.3%
          989,975           Communications Sales & Leasing, Inc. (CSL Capital LLC),
                            Shortfall Term Loan, 4.877% (LIBOR + 300 bps), 10/24/22 $           954,547
                                                                                          -------------
                            Total Real Estate                                             $     954,547
-------------------------------------------------------------------------------------------------------
                            RETAILING -- 0.5%
                            Department Stores -- 0.2%
          487,261           JC Penney Corp., Inc., Term Loan, 6.234% (LIBOR +
                            425 bps), 6/23/23                                             $     478,995
-------------------------------------------------------------------------------------------------------
                            Specialty Stores -- 0.3%
          997,500           Staples, Inc., Closing Date Term Loan, 5.787% (LIBOR +
                            400 bps), 9/12/24                                             $     990,019
                                                                                          -------------
                            Total Retailing                                               $   1,469,014
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer Dynamic Credit Fund | Annual Report | 3/31/18

-------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
-------------------------------------------------------------------------------------------------------
                            SOFTWARE & SERVICES -- 1.9%
                            Application Software -- 0.6%
          995,000           Applied Systems, Inc., First Lien Initial Term Loan, 5.552%
                            (LIBOR + 325 bps), 9/19/24                                    $   1,004,017
          745,869           STG-Fairway Acquisitions, Inc., First Lien Term Loan, 7.127%
                            (LIBOR + 525 bps), 6/30/22                                          746,801
                                                                                          -------------
                                                                                          $   1,750,818
-------------------------------------------------------------------------------------------------------
                            Data Processing & Outsourced Services -- 0.4%
        1,261,896           WEX, Inc., Term B-2 Loan, 4.127% (LIBOR +
                            225 bps), 6/30/23                                             $   1,272,061
-------------------------------------------------------------------------------------------------------
                            Internet Software & Services -- 0.3%
          992,500           Rackspace Hosting, Inc., First Lien Term B Loan, 4.787%
                            (LIBOR + 300 bps), 11/3/23                                    $     990,407
-------------------------------------------------------------------------------------------------------
                            IT Consulting & Other Services -- 0.3%
          895,466           Booz Allen Hamilton, Inc., New Refinancing Tranche B Term
                            Loan, 3.877% (LIBOR + 200 bps), 6/30/23                       $     902,294
-------------------------------------------------------------------------------------------------------
                            Systems Software -- 0.3%
          918,636           Avast Holding BV, Refinancing Dollar Term Loan, 5.052%
                            (LIBOR + 275 bps), 9/30/23                                    $     925,238
                                                                                          -------------
                            Total Software & Services                                     $   5,840,818
-------------------------------------------------------------------------------------------------------
                            TECHNOLOGY HARDWARE & EQUIPMENT -- 0.2%
                            Electronic Components -- 0.2%
          494,898           Mirion Technologies (Finance) LLC (Mirion Technologies,
                            Inc.), First Lien Initial Term Loan, 7.052% (LIBOR +
                            475 bps), 3/31/22                                             $     494,434
                                                                                          -------------
                            Total Technology Hardware & Equipment                         $     494,434
-------------------------------------------------------------------------------------------------------
                            TELECOMMUNICATION SERVICES -- 0.1%
                            Integrated Telecommunication Services -- 0.1%
          297,750           Numericable US LLC, USD TLB-11 Term Loan, 4.522%
                            (LIBOR + 275 bps), 7/31/25                                    $     289,190
                                                                                          -------------
                            Total Telecommunication Services                              $     289,190
-------------------------------------------------------------------------------------------------------
                            TRANSPORTATION -- 0.2%
                            Marine -- 0.2%
          448,849           Commercial Barge Line Co., Initial Term Loan, 10.627%
                            (LIBOR + 875 bps), 11/12/20                                   $     267,486
          475,000           Navios Maritime Partners LP (Navios Partners Finance (US),
                            Inc.), Initial Term Loan, 7.08% (LIBOR + 500 bps), 9/14/20          476,287
                                                                                          -------------
                            Total Transportation                                          $     743,773
-------------------------------------------------------------------------------------------------------
                            UTILITIES -- 0.5%
                            Electric Utilities -- 0.5%
          622,081           APLP Holdings, Ltd., Partnership, Term Loan, 5.377%
                            (LIBOR + 350 bps), 4/13/23                                    $     629,157

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/18 31

-------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                  Value
-------------------------------------------------------------------------------------------------------
                            Electric Utilities -- (continued)
          969,221           TPF II Power LLC (TPF II Convert Midco LLC), Term Loan,
                            5.627% (LIBOR + 375 bps), 10/2/23                             $     985,577
                                                                                          -------------
                            Total Utilities                                               $   1,614,734
-------------------------------------------------------------------------------------------------------
                            TOTAL SENIOR SECURED FLOATING
                            RATE LOAN INTERESTS
                            (Cost $37,936,145)                                            $  37,717,966
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
 Number of                                                       Strike   Expiration
 Contracts     Description     Counterparty           Notional   Price    Date
-------------------------------------------------------------------------------------------------------
               EXCHANGE-TRADED PUT OPTIONS PURCHASED -- 0.3%
       925     Ishares IBOXX   Citigroup Global
               USD High Yield  Markets, Inc.          $ 99,900  $   84    6/15/18         $      96,200
        40     S&P 500 Index   Citigroup Global
                               Markets, Inc.           288,120   2,500    6/15/18               166,000
        16     S&P 500 Index   Citigroup Global
                               Markets, Inc.            94,448   2,750    6/15/18               223,200
        45     S&P 500 Index   Citigroup Global
                               Markets, Inc.           312,885   2,550    9/21/18               424,350
                                                                                          -------------
                                                                                          $     909,750
-------------------------------------------------------------------------------------------------------
               TOTAL EXCHANGE-TRADED PUT OPTIONS PURCHASED
               (Premium paid $795,353)                                                    $     909,750
-------------------------------------------------------------------------------------------------------
               TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 91.9%
               (Cost $284,395,983)                                                        $ 283,134,402
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                                                     Change in
                                                         Net         Net Unrealized
                                               Dividend  Realized    Appreciation
 Shares                                        Income    Gain (Loss) (Depreciation)
-------------------------------------------------------------------------------------------------------
               AFFILIATED ISSUER -- 3.7%
               CLOSED-END FUND -- 3.7% of Net Assets
               INSURANCE -- 3.7%
               Property & Casualty Insurance -- 3.7%
1,193,419      Pioneer ILS Interval Fund(m)    $119,301  $   --      $ (740,257)          $  11,385,220
                                                                                          -------------
               Total Insurance                                                            $  11,385,220
-------------------------------------------------------------------------------------------------------
               TOTAL CLOSED-END FUND
               (Cost $12,100,000)                                                         $  11,385,220
-------------------------------------------------------------------------------------------------------
               TOTAL INVESTMENTS IN AFFILIATED ISSUER -- 3.7%
               (Cost $12,100,000)                                                         $  11,385,220
-------------------------------------------------------------------------------------------------------
               OTHER ASSETS AND LIABILITIES -- 4.4%                                       $  13,473,077
-------------------------------------------------------------------------------------------------------
               NET ASSETS -- 100.0%                                                       $ 307,992,699
=======================================================================================================

The accompanying notes are an integral part of these financial statements.

32 Pioneer Dynamic Credit Fund | Annual Report | 3/31/18
bps         Basis Points.

FREMF       Freddie Mac Multifamily Fixed-Rate Mortgage Loans.

LIBOR       London Interbank Offered Rate.

PNMR        Panamanian Mortgage Reference Rate.

PRIME       U.S. Federal Funds Rate.

REIT        Real Estate Investment Trust.

BADLARPP    Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days.

ZERO        Zero Constant Index.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At March 31, 2018, the value of these securities amounted to $80,824,788, or 26.2% of net assets.

(Cat Bond)  Catastrophe or event-linked bond. At March 31, 2018, the value of these securities amounted to $2,993,503, or 1.0% of net assets. See Notes to Financial Statements -- Note 1A.

+           Amount rounds to less than 0.1%.

* Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at March 31, 2018.

+ Securities that used significant unobservable inputs to determine their value.

^ Security is valued using fair value methods (other than supplied by independent pricing services).

(a) Payment in Kind (PIK) security which may pay interest in the form of additional principal amount.

(b)         Security is perpetual in nature and has no stated maturity date.

(c)         Non-income producing security.

(d) The interest rate is subject to change periodically. The interest rate, reference index and spread shown at March 31, 2018.

(e) Floating rate note. Coupon rate, reference index and spread shown at March 31, 2018.

(f) Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at March 31, 2018.

(g) Structured reinsurance investment. At March 31, 2018, the value of these securities amounted to $6,483,918, or 2.1% of net assets.

(h)         Rate to be determined.

(i) Security issued with a zero coupon. Income is recognized through accretion of discount.

(j)         Consists of Revenue Bonds unless otherwise indicated.

(k)         Represents a General Obligation Bond.

(l) This term loan will settle after March 31, 2018, at which time the interest rate will be determined.

(m) Pioneer ILS Interval Fund is an affiliated fund managed by Amundi Pioneer Asset Management, Inc., formerly Pioneer Investment Management, Inc. (the "Adviser").

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/18 33

FORWARD FOREIGN CURRENCY CONTRACTS

-----------------------------------------------------------------------------------------------------------
                                                                                            Unrealized
 Currency        In             Currency                                         Settlement Appreciation
 Purchased       Exchange for   Sold        Deliver         Counterparty         Date       (Depreciation)
-----------------------------------------------------------------------------------------------------------
INR              122,301,446    USD           (1,861,287)   Bank of America NA   5/02/18    $   10,004
SEK               13,720,596    EUR           (1,393,124)   Bank of New York     4/03/18       (71,002)
SEK               18,773,923    USD           (2,358,050)   Brown Brothers       4/04/18      (109,639)
                                                            Harriman & Co.
CAD                2,943,000    USD           (2,321,324)   JPMorgan             4/30/18       (34,442)
                                                            Chase Bank NA
JPY              521,864,493    USD           (4,938,223)   JPMorgan             5/31/18       (20,321)
                                                            Chase Bank NA
BRL               10,710,755    USD           (3,363,402)   State Street Bank    4/30/18      (119,548)
                                                            and Trust Co.
EUR                2,492,402    GBP           (2,183,712)   State Street Bank    5/02/18         5,142
                                                            and Trust Co.
EUR                1,330,358    SEK          (13,720,596)   State Street Bank    4/03/18        (6,226)
                                                            and Trust Co.
NOK               18,412,000    EUR           (1,925,531)   State Street Bank    5/02/18       (22,743)
                                                            and Trust Co.
SEK               13,720,596    EUR           (1,330,349)   State Street Bank    6/01/18         6,330
                                                            and Trust Co.
SEK                5,618,424    USD             (699,575)   State Street Bank    4/04/18       (26,699)
                                                            and Trust Co.
USD                1,650,466    BRL           (5,455,615)   State Street Bank    4/30/18        (1,819)
                                                            and Trust Co.
USD                3,533,206    EUR           (2,859,765)   State Street Bank    4/30/18         7,790
                                                            and Trust Co.
-----------------------------------------------------------------------------------------------------------
TOTAL FORWARD FOREIGN CURRENCY CONTRACTS                                                    $ (383,173)
===========================================================================================================

FUTURES CONTRACTS

FIXED INCOME INTEREST RATE FUTURES CONTRACTS

-----------------------------------------------------------------------------------------------------------
 Number of
 Contracts                      Expiration   Notional               Market                 Unrealized
 Long      Description          Date         Amount                 Value                  Appreciation
-----------------------------------------------------------------------------------------------------------
   20      U.S. 2 Year          06/29/18     $4,248,750             $ 4,252,188            $    3,438
           Note (CBT)

-----------------------------------------------------------------------------------------------------------
 Number of
 Contracts                      Expiration   Notional               Market                 Unrealized
 Short     Description          Date         Amount                 Value                  (Depreciation)
-----------------------------------------------------------------------------------------------------------
   37      U.S. 5 Year          06/29/18     $ 4,209,906            $ 4,235,055            $   (25,149)
           Note (CBT)
   29      U.S. Ultra           06/20/18       4,502,250              4,653,594               (151,344)
           Bond (CBT)
-----------------------------------------------------------------------------------------------------------
                                             $ 8,712,156            $ 8,888,649            $  (176,493)
-----------------------------------------------------------------------------------------------------------
 Total Futures Contracts                     $(4,463,406)           $(4,636,461)           $  (173,055)
===========================================================================================================

The accompanying notes are an integral part of these financial statements.

34 Pioneer Dynamic Credit Fund | Annual Report | 3/31/18

 SWAP CONTRACTS

 CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS -- SELL PROTECTION

------------------------------------------------------------------------------------------------------------------------
                                                          Annual                              Unrealized
 Notional       Obligation                     Pay/       Fixed   Expiration Premiums         Appreciation    Market
 Amount ($)(1)  Reference/Index                Receive(2) Rate    Date       Paid             (Depreciation)  Value
------------------------------------------------------------------------------------------------------------------------
      5,791,500 Markit CDX North America       Receive    5.00%   6/20/22    $    426,652     $ (1,745)       $  424,907
                High Yield Index Series 28
      5,800,000 Markit CDX North America       Receive    5.00%   12/20/22        393,104       (6,144)          386,960
                High Yield Index Series 29
     21,250,000 Markit CDX North America       Receive    5.00%   6/20/23       1,324,725       (4,733)        1,319,992
                High Yield Index Series 30
 EUR  9,250,000 Markit iTraxx Europe Crossover Receive    5.00%   6/20/22       1,195,509      160,405         1,355,914
 EUR  7,000,000 Markit iTraxx Europe Crossover Receive    5.00%   12/20/22        800,180      152,342           952,522
 EUR 23,750,000 Markit iTraxx Europe Crossover Receive    5.00%   6/20/23       2,947,605       60,001         3,007,606
------------------------------------------------------------------------------------------------------------------------
 TOTAL CENTRALLY CLEARED CREDIT DEFAULT
 SWAP CONTRACTS -- SELL PROTECTION                                           $  7,087,775     $360,126        $7,447,901
========================================================================================================================

 OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP CONTRACTS -- BUY PROTECTION

-------------------------------------------------------------------------------------------------------------------------
                           Obligation                     Annual
Notional                   Reference/          Pay/       Fixed   Expiration Premiums         Unrealized      Market
Amount($)(1) Counterparty  Index               Receive(3) Rate    Date       (Received)       Appreciation    Value
-------------------------------------------------------------------------------------------------------------------------
 3,025,000   Goldman Sachs Japan Government    Pay        1.00%   6/20/23    $ (123,444)      $ 10,110        $ (113,334)
             International Twenty Year Bond
 6,100,000   Goldman Sachs Korea               Pay        1.00%   6/20/23      (144,749)         2,816          (141,933)
             International International Bond
 3,025,000   Goldman Sachs China Government    Pay        1.00%   6/20/23       (53,925)           921           (53,004)
             International International Bond
-------------------------------------------------------------------------------------------------------------------------
 TOTAL OVER THE COUNTER (OTC) CREDIT DEFAULT
 SWAP CONTRACTS -- BUY PROTECTION                                            $ (322,118)      $ 13,847        $ (308,271)
=========================================================================================================================

OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP CONTRACTS -- SELL PROTECTION

-------------------------------------------------------------------------------------------------------------------------
                           Obligation                     Annual             Premiums         Unrealized
Notional                   Reference/          Pay/       Fixed   Expiration Paid             Appreciation    Market
Amount($)(1) Counterparty  Index               Receive(2) Rate    Date       (Received)       (Depreciation)  Value
-------------------------------------------------------------------------------------------------------------------------
 1,450,000   JPMorgan      Frontier            Receive    5.00%   6/20/19    $     57,771     $   (79,212)    $  (21,441)
             Chase Bank    Communications,
             NA            Inc.
   750,000   Citibank      JC Penney           Receive    5.00%   12/20/18        (22,500)         36,615         14,115
             NA            Corp., Inc.
-------------------------------------------------------------------------------------------------------------------------
TOTAL OVER THE COUNTER (OTC) CREDIT DEFAULT
SWAP CONTRACTS -- SELL PROTECTION                                            $     35,271     $   (42,597)    $   (7,326)
=========================================================================================================================
TOTAL SWAP CONTRACTS                                                         $  6,800,928     $   331,376     $7,132,304
=========================================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2)  Receive Quarterly.

(3)  Pays Quarterly.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/18 35

Principal amounts are denominated in U.S. dollars unless otherwise noted.

             ARS -- Argentine Peso

             BRL -- Brazilian Real

             CAD -- Canadian Dollar

             EGP -- Egyptian Pound

             EUR -- Euro

             GBP -- Great British Pound

             INR -- Indian Rupee

             JPY -- Japanese Yen

             NOK -- Norwegian Krone

             SEK -- Swedish Krona

             USD -- United States Dollar

             UYU -- Uruguayan Peso

Purchases and sales of securities (excluding temporary cash investments) for the year ended March 31, 2018, were as follows:

--------------------------------------------------------------------------------
                                                Purchases           Sales
--------------------------------------------------------------------------------
Long-Term U.S. Government                       $ 26,998,579        $ 27,406,743
Other Long-Term Securities                       181,365,769         189,533,725

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which the Adviser serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are affected at current market prices. During the year ended March 31, 2018, the Fund engaged in purchases and sales pursuant to these procedures amounting to $9,841,266 and $2,608,368, respectively, which resulted in a net realized loss of $9,701.

At March 31, 2018, the net unrealized depreciation on investments based on cost for federal tax purposes of $303,061,100 was as follows:

     Aggregate gross unrealized appreciation for all investments in which
       there is an excess of value over tax cost                              $ 5,827,889
     Aggregate gross unrealized depreciation for all investments in which
       there is an excess of tax cost over value                               (7,793,291)
                                                                              ------------
     Net unrealized depreciation                                              $(1,965,402)
                                                                              ============

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

36 Pioneer Dynamic Credit Fund | Annual Report | 3/31/18

The following is a summary of the inputs used as of March 31, 2018, in valuing the Fund's investments.

-----------------------------------------------------------------------------------------------------------
                                       Level 1          Level 2            Level 3           Total
-----------------------------------------------------------------------------------------------------------
 Convertible Corporate Bond            $        --      $         10       $       --        $          10
 Convertible Preferred Stocks            3,134,204                --               --            3,134,204
 Common Stock
   Capital Goods
      Industrial Machinery                      --                --               31                   31
 Asset Backed Securities                        --        10,090,297               --           10,090,297
 Collateralized Mortgage Obligations            --        22,810,417               --           22,810,417
 Corporate Bonds
   Diversified Financials
      Other Diversified
         Financial Services                     --                --        1,276,397            1,276,397
   Insurance
      Reinsurance                               --         2,993,503        6,483,918            9,477,421
   All Other Corporate Bonds                    --       129,532,579               --          129,532,579
 U.S. Government and
   Agency Obligations                           --        61,290,323               --           61,290,323
 Foreign Government Bonds                       --         4,979,588               --            4,979,588
 Municipal Bonds                                --         1,915,419               --            1,915,419
 Senior Secured Floating Rate Loan
   Interests                                    --        37,717,966               --           37,717,966
 Exchange-Traded Put Options
   Purchased                               909,750                --               --              909,750
 Closed-End Fund
      Property & Casualty Insurance     11,385,220                --               --           11,385,220
   Insurance
-----------------------------------------------------------------------------------------------------------
 Total Investments in Securities       $15,429,174      $271,330,102       $7,760,346        $ 294,519,622
===========================================================================================================
 Other Financial Instruments
 Unrealized depreciation on forward
   foreign currency contracts          $        --      $   (383,173)      $       --        $    (383,173)
 Unrealized depreciation on
   futures contracts                      (173,055)               --               --             (173,055)
 Swap contracts, at value                       --         7,132,304               --            7,132,304
-----------------------------------------------------------------------------------------------------------
 Total Other Financial Instruments     $  (173,055)     $  6,749,131       $       --        $   6,576,076
===========================================================================================================

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/18 37

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

--------------------------------------------------------------------------------------------------
                                                        Common       Corporate
                                                        Stocks       Bonds            Total
--------------------------------------------------------------------------------------------------
Balance as of 03/31/17                                  $   31       $ 8,107,653      $ 8,107,684
Realized gain (loss)(1)                                     --                --               --
Change in unrealized appreciation (depreciation)(2)         --          (574,631)        (574,631)
Accrued discounts/premiums                                  --             3,875            3,875
Purchases                                                   --         4,859,204        4,859,204
Sales                                                       --        (4,635,786)      (4,635,786)
Transfers in to Level 3*                                    --                --               --
Transfers out of Level 3*                                   --                --               --
--------------------------------------------------------------------------------------------------
Balance as of 03/31/18                                  $   31       $ 7,760,315      $ 7,760,346
==================================================================================================

(1)  Realized gain (loss) on these securities is included in the realized gain
     (loss) from investments on the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the year ended March 31, 2018, there were no transfers between Levels 1, 2 and 3.

      Net change in unrealized appreciation (depreciation) of Level 3 investments
      still held and considered Level 3 at March 31, 2018                               $(487,533)
                                                                                        ==========

The accompanying notes are an integral part of these financial statements.

38 Pioneer Dynamic Credit Fund | Annual Report | 3/31/18

Statement of Assets and Liabilities | 3/31/18

ASSETS:
  Investments in unaffiliated issuers, at value (cost $284,395,983)            $283,134,402
  Investments in affiliated issuers, at value (cost $12,100,000)                 11,385,220
  Cash                                                                            1,936,914
  Foreign currencies, at value (cost $1,069,459)                                  1,066,041
  Forward collateral                                                                550,000
  Futures collateral                                                                867,000
  Swaps collateral                                                                9,219,580
  Due from broker for futures                                                       175,367
  Variation margin for centrally cleared swap contracts                             322,609
  Swap contracts, at value (net premium paid $6,800,928)                          7,132,304
  Receivables --
     Investment securities sold                                                     707,168
     Fund shares sold                                                               463,359
     Dividends                                                                       16,313
     Interest                                                                     2,367,775
  Due from the Adviser                                                                4,822
  Other assets                                                                       33,737
--------------------------------------------------------------------------------------------
          Total assets                                                         $319,382,611
============================================================================================
LIABILITIES:
   Payables --
     Investment securities purchased                                           $  2,189,032
     Fund shares repurchased                                                        794,769
     Distributions                                                                  220,984
   Due from broker for swaps                                                      7,426,401
   Variation margin for futures contracts                                            36,953
   Net unrealized depreciation on forward foreign currency contracts                383,173
   Net unrealized depreciation on futures contracts                                 173,055
   Due to affiliates                                                                 33,497
   Accrued expenses                                                                 132,048
--------------------------------------------------------------------------------------------
           Total liabilities                                                   $ 11,389,912
============================================================================================
NET ASSETS:
  Paid-in capital                                                              $361,203,268
  Distributions in excess of net investment income                               (2,173,917)
  Accumulated net realized loss on investments                                  (48,828,956)
  Net unrealized depreciation on investments                                     (2,207,696)
--------------------------------------------------------------------------------------------
         Net assets                                                            $307,992,699
============================================================================================
NET ASSET VALUE PER SHARE:
  No par value (unlimited number of shares authorized)
  Class A (based on $34,538,426/3,752,329 shares)                              $       9.20
  Class C (based on $33,824,410/3,687,780 shares)                              $       9.17
  Class Y (based on $239,629,863/25,934,232 shares)                            $       9.24
MAXIMUM OFFERING PRICE:
Class A ($9.20 (divided by) 95.5%)                                             $       9.63
============================================================================================

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/18 39

Statement of Operations

For the Year Ended 3/31/18

INVESTMENT INCOME:
  Interest from unaffiliated issuers                                    $ 14,090,018
  Dividends from unaffiliated issuers                                        180,000
  Dividends from affiliated issuers                                          119,301
-----------------------------------------------------------------------------------------------------
          Total investment income                                                       $ 14,389,319
-----------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                       $  1,958,327
  Administrative expense                                                     107,992
  Transfer agent fees
     Class A                                                                  22,387
     Class C                                                                  24,390
     Class Y                                                                 155,722
  Distribution fees
     Class A                                                                  91,719
     Class C                                                                 373,080
  Shareowner communications expense                                           15,707
  Custodian fees                                                              69,533
  Registration fees                                                          170,943
  Professional fees                                                           73,914
  Printing expense                                                            43,254
  Pricing fees                                                                32,098
  Insurance expense                                                            3,566
  Trustees' fees                                                               9,779
  Miscellaneous                                                               22,428
-----------------------------------------------------------------------------------------------------
     Total expenses                                                                     $  3,174,839
     Less fees waived and expenses reimbursed by the Adviser                                (104,799)
-----------------------------------------------------------------------------------------------------
     Net expenses                                                                       $  3,070,040
-----------------------------------------------------------------------------------------------------
         Net investment income                                                          $ 11,319,279
-----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                                $  2,317,211
     Written options                                                         500,282
     Forward foreign currency contracts                                     (817,735)
     Futures contracts                                                    (1,160,288)
     Swap contracts                                                        3,397,678
     Other assets and liabilities denominated in foreign currencies         (259,896)    $ 3,977,252
-----------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                                $ (6,680,836)
     Investments in affiliated issuers                                      (740,257)
     Written options                                                        (155,804)
     Forward foreign currency contracts                                     (288,111)
     Futures contracts                                                       (90,311)
     Swap contracts                                                         (317,261)
     Other assets and liabilities denominated in foreign currencies           (7,513)   $ (8,280,093)
-----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                $ (4,302,841)
-----------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                  $  7,016,438
=====================================================================================================

The accompanying notes are an integral part of these financial statements.

40 Pioneer Dynamic Credit Fund | Annual Report | 3/31/18

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------------
                                                                 Year Ended        Year Ended
                                                                 3/31/18           3/31/17*
--------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                     $   11,319,279    $   13,122,886
Net realized gain (loss) on investments                               3,977,252         3,470,701
Change in net unrealized appreciation (depreciation)
  on investments                                                     (8,280,093)       12,507,732
--------------------------------------------------------------------------------------------------
      Net increase in net assets resulting
         from operations                                         $    7,016,438    $   29,101,319
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.41 and $0.58 per share, respectively)              (1,613,347)   $   (2,480,006)
      Class C ($0.34 and $0.51 per share, respectively)              (1,366,959)       (2,238,521)
      Class Y ($0.44 and $0.61 per share, respectively)             (10,745,678)      (12,489,189)
--------------------------------------------------------------------------------------------------
         Total distributions to shareowners                      $  (13,725,984)   $  (17,207,716)
--------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                                $  136,615,893    $   86,714,586
Reinvestment of distributions                                        11,661,332        13,886,223
Cost of shares repurchased                                         (104,857,974)     (136,464,160)
--------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting from
         Fund share transactions                                 $   43,419,251    $  (35,863,351)
--------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets                      $   36,709,705    $  (23,969,748)
NET ASSETS:
Beginning of year                                                   271,282,994       295,252,742
--------------------------------------------------------------------------------------------------
End of year                                                      $  307,992,699    $  271,282,994
--------------------------------------------------------------------------------------------------
Distributions in excess of net investment income                 $   (2,173,917)   $   (1,630,788)
==================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/18 41

---------------------------------------------------------------------------------------------------
                                Year Ended       Year Ended            Year Ended     Year Ended
                                3/31/18          3/31/18               3/31/17        3/31/17
                                Shares           Amount                Shares*        Amount*
---------------------------------------------------------------------------------------------------
Class A
Shares sold                      1,505,716       $ 14,205,603            1,214,069    $ 11,415,582
Reinvestment of distributions      161,205          1,514,544              248,351       2,309,664
Less shares repurchased         (1,682,619)       (15,826,568)          (2,956,245)    (27,483,023)
---------------------------------------------------------------------------------------------------
      Net decrease                 (15,698)      $   (106,421)          (1,493,825)   $(13,757,777)
===================================================================================================
Class C
Shares sold                        653,061       $  6,142,289              522,227    $  4,883,417
Reinvestment of distributions      127,693          1,195,849              209,119       1,939,023
Less shares repurchased         (1,101,128)       (10,300,897)          (1,654,198)    (15,310,288)
---------------------------------------------------------------------------------------------------
      Net decrease                (320,374)      $ (2,962,759)            (922,852)   $ (8,487,848)
===================================================================================================
Class Y
Shares sold                     12,310,544       $116,268,001            7,500,358    $ 70,415,587
Reinvestment of distributions      949,618          8,950,939            1,031,639       9,637,536
Less shares repurchased         (8,376,442)       (78,730,509)         (10,048,147)    (93,670,849)
---------------------------------------------------------------------------------------------------
      Net increase (decrease)    4,883,720       $ 46,488,431           (1,516,150)   $(13,617,726)
===================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

The accompanying notes are an integral part of these financial statements.

42 Pioneer Dynamic Credit Fund | Annual Report | 3/31/18

Financial Highlights

---------------------------------------------------------------------------------------------------------------------------------
                                                               Year            Year         Year           Year         Year
                                                               Ended           Ended        Ended          Ended        Ended
                                                               3/31/18         3/31/17*     3/31/16*       3/31/15*     3/31/14
---------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                           $  9.39         $  8.99      $  9.54        $  9.94      $  10.04
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                $  0.34(a)      $  0.44(a)   $  0.42(a)     $  0.40      $   0.41
   Net realized and unrealized gain (loss) on investments        (0.12)           0.54        (0.58)         (0.47)        (0.12)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations             $  0.22         $  0.98      $ (0.16)       $ (0.07)     $   0.29
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                       $ (0.41)        $ (0.58)     $ (0.39)       $ (0.33)     $  (0.37)
   Net realized gain                                                --              --           --             --         (0.02)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                            $ (0.41)        $ (0.58)     $ (0.39)       $ (0.33)     $  (0.39)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                     $ (0.19)        $  0.40      $ (0.55)       $ (0.40)     $  (0.09)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $  9.20         $  9.39      $  8.99        $  9.54      $   9.94
=================================================================================================================================
Total return (b)                                                  2.37%          11.13%       (1.62)%        (0.71)%        2.95%
Ratio of net expenses to average net assets                       1.14%           1.18%        1.19%          1.14%         1.19%
Ratio of net investment income (loss) to average net assets       3.61%           4.71%        4.52%          3.76%         3.89%
Portfolio turnover rate                                             76%            114%          56%            81%           95%
Net assets, end of period (in thousands)                       $34,538         $35,375      $47,311        $92,376      $161,097
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                           1.14%           1.19%        1.19%          1.14%         1.19%
   Net investment income (loss) to average net assets             3.61%           4.70%        4.52%          3.76%         3.89%
=================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/18 43

--------------------------------------------------------------------------------------------------------------------------------
                                                               Year            Year         Year           Year         Year
                                                               Ended           Ended        Ended          Ended        Ended
                                                               3/31/18         3/31/17*     3/31/16*       3/31/15*     3/31/14
--------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                           $  9.36         $  8.97      $  9.51        $  9.92      $ 10.02
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                $  0.27(a)      $  0.36(a)   $  0.36(a)     $  0.31      $  0.34
   Net realized and unrealized gain (loss) on investments        (0.12)           0.54        (0.58)         (0.46)       (0.13)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations             $  0.15         $  0.90      $ (0.22)       $ (0.15)     $  0.21
--------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                       $ (0.34)        $ (0.51)     $ (0.32)       $ (0.26)     $ (0.29)
   Net realized gain                                                 --             --           --             --        (0.02)
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                                            $ (0.34)        $ (0.51)     $ (0.32)       $ (0.26)     $ (0.31)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                     $ (0.19)        $  0.39      $ (0.54)       $ (0.41)     $ (0.10)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $  9.17         $  9.36      $  8.97        $  9.51      $  9.92
================================================================================================================================
Total return (b)                                                  1.61%          10.18%       (2.25)%        (1.58)%       2.19%
Ratio of net expenses to average net assets                       1.90%           1.94%        1.95%          1.90%        1.93%
Ratio of net investment income (loss) to average net assets       2.86%           3.94%        3.86%          3.04%        3.18%
Portfolio turnover rate                                             76%            114%          56%            81%          95%
Net assets, end of period (in thousands)                       $33,824         $37,510      $44,207        $70,793      $91,491
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                           1.90%           1.95%        1.95%          1.90%        1.93%
   Net investment income (loss) to average net assets             2.86%           3.93%        3.86%          3.04%        3.18%
================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

44 Pioneer Dynamic Credit Fund | Annual Report | 3/31/18

---------------------------------------------------------------------------------------------------------------------------------
                                                               Year           Year         Year           Year         Year
                                                               Ended          Ended        Ended          Ended        Ended
                                                               3/31/18        3/31/17*     3/31/16*       3/31/15*     3/31/14
---------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                           $   9.42        $   9.03    $   9.58       $   9.98      $  10.08
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                $   0.37(a)     $   0.47(a) $   0.46(a)    $   0.41      $   0.44
   Net realized and unrealized gain (loss) on investments      $  (0.11)           0.53       (0.58)         (0.45)        (0.12)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations             $   0.26        $   1.00    $  (0.12)      $  (0.04)     $   0.32
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                       $  (0.44)       $  (0.61)   $  (0.43)      $  (0.36)     $  (0.40)
   Net realized gain                                                 --              --          --             --         (0.02)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                            $  (0.44)       $  (0.61)   $  (0.43)      $  (0.36)     $  (0.42)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                     $  (0.18)       $   0.39    $  (0.55)      $  (0.40)     $  (0.10)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $   9.24        $   9.42    $   9.03       $   9.58      $   9.98
=================================================================================================================================
Total return (b)                                                   2.77%          11.35%      (1.26)%        (0.43)%        3.24%
Ratio of net expenses to average net assets                        0.85%           0.85%       0.85%          0.85%         0.85%
Ratio of net investment income (loss) to average net assets        3.90%           5.01%       4.90%          4.10%         4.24%
Portfolio turnover rate                                              76%            114%         56%            81%           95%
Net assets, end of period (in thousands)                       $239,630        $198,398    $203,736       $397,203      $395,245
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                            0.90%           0.96%       0.96%          0.93%         0.97%
   Net investment income (loss) to average net assets              3.85%           4.90%       4.79%          4.02%         4.12%
=================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/18 45

Notes to Financial Statements |3/31/18 (audited)

1. Organization and Significant Accounting Policies

Pioneer Dynamic Credit Fund (the "Fund") is one of three portfolios comprising Pioneer Series Trust X, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income. Capital appreciation is a secondary objective.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Class Z shares were converted to Class Y shares on August 7, 2015. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Fund's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A. In connection with the transaction, the names of the Fund's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. (the "Adviser") and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc. (the "Distributor").

46 Pioneer Dynamic Credit Fund | Annual Report | 3/31/18

In October 2016, the Securities and Exchange Commission ("SEC") released its Final Rule on Investment Company Reporting Modernization. In addition to introducing two new regulatory reporting forms (Form N-PORT and Form N-CEN), the Final Rule amends Regulation S-X, which impacts financial statement presentation, particularly related to the presentation of derivative investments. The Fund's financial statements were prepared in compliance with the amendments to Regulation S-X.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") that require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

     Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/18 47 not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

     Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

     Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

     Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

48 Pioneer Dynamic Credit Fund | Annual Report | 3/31/18

     Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter ("OTC") options and options on swaps ("swaptions") are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.

     Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

     Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value. Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

     Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded.

     Securities or loan interests for which independent pricing services or broker dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At March 31, 2018, three securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model) representing 0.4% of net assets.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/18 49

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

     Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

     Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts ("contracts") for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable

50 Pioneer Dynamic Credit Fund | Annual Report | 3/31/18 exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 7).

     At March 31, 2018 the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average notional value of forward foreign currency contracts open during the year ended March 31, 2018 was $35,993,865.

     Forward foreign currency contracts outstanding at March 31, 2018 are listed in the Schedule of Investments.

E.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of March 31, 2018, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     At March 31, 2018, the Fund reclassified $1,863,576 to decrease distributions in excess of net investment income and $1,863,576 to increase accumulated net realized loss on investments to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/18 51

     At March 31, 2018, the Fund was permitted to carry forward indefinitely $20,572,366 of short-term losses and $28,282,892 of long-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation.

     During the year ended March 31, 2018, a capital loss carryforward of $2,227,401 was utilized to offset net realized gains by the Fund.

     The Fund has elected to defer $2,162,442 of ordinary losses recognized between April 1, 2017 and March 31, 2018 to its fiscal year ending March 31, 2019.

     The tax character of distributions paid during the year ended March 31, 2018 and March 31, 2017 were as follows:

     ---------------------------------------------------------------------------
                                                         2018               2017
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                              $13,725,984        $17,207,716
     ---------------------------------------------------------------------------
          Total                                   $13,725,984        $17,207,716
     ===========================================================================

     The following shows the components of distributable earnings (losses) on a federal income tax basis at March 31, 2018:

     ---------------------------------------------------------------------------
                                                                           2018
     ---------------------------------------------------------------------------
     Distributable earnings:
     Capital loss carryforward                                     $(48,855,258)
     Current year late year loss                                     (2,162,442)
     Current year dividend payable                                     (220,984)
     Unrealized depreciation                                         (1,971,885)
     ---------------------------------------------------------------------------
          Total                                                    $(53,210,569)
     ===========================================================================

     The difference between book-basis and tax-basis unrealized depreciation is primarily attributable to the tax adjustments relating to catastrophe bonds and credit default swaps and the mark to market of forward currency, swap, option and future contracts.

F.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. The Distributor, the principal underwriter for the Fund, earned $19,169 in underwriting commissions on the sale of Class A shares during the year ended March 31, 2018.

G.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

52 Pioneer Dynamic Credit Fund | Annual Report | 3/31/18

     Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

H.   Risks

     The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

     Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

     With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund's adviser has established business continuity

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/18 53 plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund's transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund's service providers or intermediaries have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with the Fund's ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareholder information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

I.   Insurance-Linked Securities (ILS)

     The Fund invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event occurs, as defined within the terms of an event-linked bond, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     The Fund's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share

54 Pioneer Dynamic Credit Fund | Annual Report | 3/31/18 instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

     Structured reinsurance investments, including quota share instruments, collateralized reinsurance investments and ILWs, generally are subject to the same risks as event-linked bonds. In addition, where the instruments are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments, and therefore the Fund's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

     Additionally, the Fund may invest in ILS by investing in a closed end interval Fund, Pioneer ILS Interval Fund, an affiliate of the Adviser. The Fund's investment in Pioneer ILS Interval Fund at March 31, 2018 is listed in the Schedule of Investments.

J.   Futures Contracts

     The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at March 31, 2018 is recorded as "Future collateral" on the Statement of Assets and Liabilities.

     Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for futures" or "Due to broker for

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/18 55 futures" on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The average value of contracts open during the year ended March 31, 2018 was $49,951,307.

K.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a sub-custodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities. As of and for the year ended March 31, 2018 the Fund had no open repurchase agreements.

L.   Credit Default Swap Contracts

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event on an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.

     As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of

56 Pioneer Dynamic Credit Fund | Annual Report | 3/31/18 a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

     As a buyer of protection, the Fund makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations.

     Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

     Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as variation margin for centrally cleared swaps on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/18 57 held in a segregated account at the broker and is recorded as either "Due from broker for swaps" or "Due to broker for swaps" on the Statement of Assets and Liabilities.

     The amount of cash deposited with a broker as collateral at March 31, 2018 is recorded as "Swaps collateral" on the Statement of Assets and Liabilities.

     Open credit default swap contracts at March 31, 2018 are listed in the Schedule of Investments. The average notional market value of credit default swap contracts open during the year ended March 31, 2018 was $82,256,441.

M.   Purchased Options

     The Fund may purchase put and call options to seek increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included on the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciations or depreciations are recorded in the Fund's financial statements. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments on the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid. The average value of purchased options open for the year ended March 31, 2018 was $373,055. Purchased option contracts outstanding at March 31, 2018 are listed in the Schedule of Investments.

N.   Option Writing

     The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written.

58 Pioneer Dynamic Credit Fund | Annual Report | 3/31/18

     Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. The average value of written options open for the year ended March 31, 2018 was $(76,514). There were no open written options contracts at March 31, 2018.

2. Management Agreement

The Adviser manages the Fund's portfolio. Management fees are calculated daily at the annual rate equal to 0.70% of the Fund's average daily net assets up to $1 billion and 0.65% on assets over $1 billion. For the year ended March 31, 2018, the effective management fee (excluding waivers and/or assumption of expenses and acquired fund fees and expenses) was equivalent to 0.65% of the Fund's average daily net assets.

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 1.20% and 0.85% of the average daily net assets attributable to Class A and Class Y shares, respectively. Fees waived and expenses reimbursed during the year ended March 31, 2018 are reflected on the Statement of Operations. These expense limitations are in effect through August 1, 2019. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $27,681 in management fees, administrative costs and certain other reimbursements payable to the Adviser at March 31, 2018.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/18 59

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, outgoing phone calls. For the year ended March 31, 2018 such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
 Shareholder Communications:
--------------------------------------------------------------------------------

 Class A                                                                $ 3,157
 Class C                                                                  3,810
 Class Y                                                                  8,740
--------------------------------------------------------------------------------
    Total                                                               $15,707
================================================================================

4. Distribution and Service Plan

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $5,816 in distribution fees payable to the Distributor at March 31, 2018.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge ("CDSC"). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended March 31, 2018, CDSCs in the amount of $5,651 were paid to the Distributor.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the "Funds"), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The Fund participates in a facility that is in the amount of $25 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the

60 Pioneer Dynamic Credit Fund | Annual Report | 3/31/18

London Interbank Offered Rate ("LIBOR") plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date or (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended March 31, 2018 the Fund had no borrowings under the credit facility.

6. Assets and Liabilities Offsetting

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter ("OTC") derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund's credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund's collateral obligations, if any, will be reported separately on the Statement of

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/18 61

Assets and Liabilities as "Swaps collateral" and/or "futures collateral". Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement such as an ISDA Master Agreement have not been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of March 31, 2018.

-------------------------------------------------------------------------------------------------------
                       Derivative Assets      Derivatives     Non-Cash     Cash         Net Amount
                       Subject to Master      Available       Collateral   Collateral   of Derivative
 Counterparty          Netting Agreement      for Offset      Received (a) Received (a) Assets (b)
-------------------------------------------------------------------------------------------------------
 Bank of
   America NA          $10,004                $     --        $--          $--          $10,004
 Bank of New York           --                      --         --           --               --
 Citibank NA            36,615                      --         --           --           36,615
 Brown Brothers
   Harriman & Co            --                      --         --           --               --
 Goldman Sachs
   International        13,847                      --         --           --           13,847
 JPMorgan
 Chase Bank NA.                                                --           --               --
 State Street
   Bank & Trust Co.     19,262                 (19,262)        --           --               --
-------------------------------------------------------------------------------------------------------
 Total                 $79,728                $(19,262)       $--          $--          $60,466
=======================================================================================================

-------------------------------------------------------------------------------------------------------
                       Derivative Liabilities Derivatives     Non-Cash     Cash         Net Amount
                       Subject to Master      Available for   Collateral   Collateral   of Derivative
 Counterparty          Netting Agreement      Offset          Pledged (a)  Pledged (a)  Liabilities (c)
-------------------------------------------------------------------------------------------------------
 Bank of
   America NA          $     --               $     --        $--          $      --    $     --
 Bank of New York        71,002                     --         --                 --      71,002
 Citibank NA                 --                     --         --                 --          --
 Brown Brothers
   Harriman & Co        109,639                     --         --                 --    $109,639
 Goldman Sachs
   International             --                     --         --                 --          --
 JPMorgan
   Chase Bank NA.       133,975                                --           (133,975)         --
 State Street
   Bank & Trust Co.     177,035                (19,262)        --           (157,773)         --
-------------------------------------------------------------------------------------------------------
 Total                 $491,651               $(19,262)       $--          $(291,748)   $180,641
=======================================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

7. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund's use of derivatives may enhance or mitigate the Fund's exposure to the following risks:

62 Pioneer Dynamic Credit Fund | Annual Report | 3/31/18

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at March 31, 2018 was as follows:

-------------------------------------------------------------------------------------------------------
                                                           Foreign
Statement of                   Interest    Credit          Exchange        Equity          Commodity
Assets and Liabilities         Rate Risk   Risk            Risk            Risk            Risk
-------------------------------------------------------------------------------------------------------
Assets
 Swap contracts, at value      $      --   $7,132,304      $      --       $--             $--
-------------------------------------------------------------------------------------------------------
   Total Value                 $      --   $7,132,304      $      --       $--             $--
=======================================================================================================

-------------------------------------------------------------------------------------------------------
                                                           Foreign
Statement of                   Interest    Credit          Exchange        Equity          Commodity
Assets and Liabilities         Rate Risk   Risk            Risk            Risk            Risk
-------------------------------------------------------------------------------------------------------
Liabilities
 Net unrealized
   depreciation on
   forward foreign
   currency contracts          $      --   $       --      $(383,173)      $--             $--
 Net unrealized
   depreciation on
   futures contracts*           (173,055)          --             --        --              --
-------------------------------------------------------------------------------------------------------
   Total Value                 $(173,055)  $       --      $(383,173)      $--             $--
=======================================================================================================

*    Reflects unrealized appreciation/depreciation of futures contracts (see
     Note 1J). The current day's variation margin is disclosed on the Statement of Assets and Liabilities.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/18 63

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at March 31, 2018 was as follows:

--------------------------------------------------------------------------------------------------
                                                         Foreign
                           Interest        Credit        Exchange          Equity        Commodity
Statement of Operations    Rate Risk       Risk          Risk              Risk          Risk
---------------------------------------------------------------------------------------------------
Net realized gain (loss):
 Swap contracts            $         --    $3,397,678    $      --         $      --     $--
 Futures contracts           (1,160,288)           --           --                --      --
 Written options                     --            --           --           500,282      --
 Forward foreign
   currency contracts                --            --     (817,735)               --      --
---------------------------------------------------------------------------------------------------
 Total Value               $(1,160,288)    $3,397,678    $(817,735)        $ 500,282     $--
===================================================================================================
Change in net unrealized
appreciation
(depreciation) on:
 Swap contracts            $         --    $ (317,261)   $      --         $      --     $--
 Futures contracts              (90,311)           --           --                --      --
 Written options                     --            --           --          (155,804)     --
 Forward foreign
   currency contracts                --            --     (288,111)               --      --
---------------------------------------------------------------------------------------------------
 Total Value               $    (90,311)   $ (317,261)   $(288,111)        $(155,804)    $--
===================================================================================================

8. Unfunded Loan Commitments

The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obligated to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded commitment and is recorded as interest income in the Statement of Operations.

As of March 31, 2018, the Fund had the following unfunded loan commitments outstanding:

-----------------------------------------------------------------------------------------------------------
                                                                                             Unrealized
                                                                                             Appreciation/
Loan                             Principal          Cost                 Value               Depreciation
-----------------------------------------------------------------------------------------------------------
Centene Corp., Bridge Loan       $2,310,000         $2,310,000           $2,310,000          $--
-----------------------------------------------------------------------------------------------------------
Total Value                      $2,310,000         $2,310,000           $2,310,000          $--
===========================================================================================================

64 Pioneer Dynamic Credit Fund | Annual Report | 3/31/18

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust X and the Shareholders of Pioneer Dynamic Credit Fund:
--------------------------------------------------------------------------------

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Dynamic Credit Fund (the "Fund") (one of the funds constituting Pioneer Series Trust X (the "Trust")), including the schedule of investments, as of March 31, 2018, and the related statements of operations, changes in net assets and the financial highlights for the year then ended and the related notes and the financial highlights for the year ended March 31, 2014 (collectively referred to as the "financial statements"). The statement of changes in net assets for the year ended March 31, 2017 and the financial highlights for the periods ended March 31, 2015, March 31, 2016 and March 31, 2017 were audited by another independent registered public accounting firm whose report, dated May 26, 2017, expressed an unqualified opinion on the statement of changes in net assets and those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Dynamic Credit Fund (one of the funds constituting Pioneer Series Trust X) at March 31, 2018, the results of its operations, the changes in its net assets, and the financial highlights for the year ended and the financial highlights for the year ended March 31, 2014, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management.
Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an under-standing of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/18 65

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as eval- uating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
We have served as the Trust's auditor since 2017.
May 29, 2018

66 Pioneer Dynamic Credit Fund | Annual Report | 3/31/18

ADDITIONAL INFORMATION

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 80.15%.

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Fund's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP ("D&T"), the Fund's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Fund upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Fund's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Fund's independent registered public accounting firm, including the Fund's two most recent fiscal years, D&T's reports on the Fund's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged a new independent registered public accounting firm, Ernst & Young LLP ("EY").

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/18 67

Prior to its engagement, EY had advised the Fund's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment adviser or investment banking services). None of the foregoing services involved the Fund, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Fund, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

68 Pioneer Dynamic Credit Fund | Annual Report | 3/31/18

Trustees, Officers and Service Providers

Investment Adviser
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 44 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/18 69

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                 Other Directorships
Position Held With the Fund    Length of Service       Principal Occupation                       Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (67)           Trustee since 2011.     Private investor (2004 - 2008 and 2013     Director, Broadridge Financial
Chairman of the Board          Serves until a          - present); Chairman (2008 - 2013) and     Solutions, Inc. (investor
and Trustee                    successor trustee is    Chief Executive Officer (2008 - 2012),     communications and securities
                               elected or earlier      Quadriserv, Inc. (technology products      processing provider for
                               retirement or           for securities lending industry); and      financial services industry)
                               removal.                Senior Executive Vice President, The       (2009 - present); Director,
                                                       Bank of New York (financial and            Quadriserv, Inc. (2005 - 2013);
                                                       securities services) (1986 - 2004)         and Commissioner, New Jersey
                                                                                                  State Civil Service Commission
                                                                                                  (2011 - 2015)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (74)             Trustee since 2011.     Managing Partner, Federal City Capital     Director of New York Mortgage
Trustee                        Serves until a          Advisors (corporate advisory services      Trust (publicly-traded mortgage
                               successor trustee is    company) (1997 - 2004 and 2008 -           REIT) (2004 2009, 2012 -
                               elected or earlier      present); Interim Chief Executive          present); Director of The Swiss
                               retirement or           Officer, Oxford Analytica, Inc.            Helvetia Fund, Inc. (closed-end
                               removal.                (privately held research and consulting    fund) (2010 - present);
                                                       company) (2010); Executive Vice            Director of Oxford Analytica,
                                                       President and Chief Financial Officer,     Inc. (2008 - present); and
                                                       I-trax, Inc. (publicly traded health       Director of Enterprise
                                                       care services company) (2004 - 2007);      Community Investment, Inc.
                                                       and Executive Vice President and Chief     (privately-held affordable
                                                       Financial Officer, Pedestal Inc.           housing finance company) (1985
                                                       (internet-based mortgage trading           - 2010)
                                                       company) (2000 - 2002); Private
                                                       Consultant (1995 - 1997); Managing
                                                       Director, Lehman Brothers (1992 -
                                                       1995); and Executive, The World
                                                       Bank(1979 - 1992)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (73)      Trustee since 2011.     William Joseph Maier Professor of          Trustee, Mellon Institutional
Trustee                        Serves until a          Political Economy, Harvard University      Funds Investment Trust and
                               successor trustee is    (1972 - present)                           Mellon Institutional Funds
                               elected or earlier                                                 Master Portfolio (oversaw 17
                               retirement or                                                      portfolios in fund complex)
                               removal.                                                           (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------

70 Pioneer Dynamic Credit Fund | Annual Report | 3/31/18

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                 Other Directorships
Position Held With the Fund    Length of Service       Principal Occupation                       Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (70)      Trustee since 2011.     Founding Director, Vice-President and      None
Trustee                        Serves until a          Corporate Secretary, The Winthrop
                               successor trustee is    Group, Inc. (consulting firm) (1982 -
                               elected or earlier      present); Desautels Faculty of
                               retirement or           Management, McGill University (1999 -
                               removal.                2017); and Manager of Research
                                                       Operations and Organizational Learning,
                                                       Xerox PARC, Xerox's advance research
                                                       center (1990 - 1994)
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (61)       Trustee since 2017.     Chief Investment Officer, 1199 SEIU        None
Trustee                        (Advisory Trustee       Funds (healthcare workers union pension
                               from 2014 - 2017)       funds) (2001 - present); Vice President
                               Serves until a          - International Investments Group,
                               successor trustee is    American International Group, Inc.
                               elected or earlier      (insurance company) (1993 - 2001); Vice
                               retirement or           President, Corporate Finance and
                               removal.                Treasury Group, Citibank, N.A. (1980 -
                                                       1986 and 1990 - 1993); Vice President -
                                                       Asset/Liability Management Group,
                                                       Federal Farm Funding Corporation
                                                       (government-sponsored issuer of debt
                                                       securities) (1988 - 1990); Mortgage
                                                       Strategies Group, Shearson Lehman
                                                       Hutton, Inc. (investment bank) (1987 -
                                                       1988); and Mortgage Strategies Group,
                                                       Drexel Burnham Lambert, Ltd.
                                                       (investment bank) (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (69)       Trustee since 2011.     President and Chief Executive Officer,     Director of New America High
Trustee                        Serves until a          Newbury Piret Company (investment          Income Fund, Inc. (closed-end
                               successor trustee is    banking firm) (1981 - present)             investment company) (2004 -
                               elected or earlier                                                 present); and Member, Board of
                               retirement or                                                      Governors, Investment Company
                               removal.                                                           Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (71)         Trustee since 2014.     Consultant (investment company             None
Trustee                        Serves until a          services) (2012 - present); Executive
                               successor trustee is    Vice President, BNY Mellon (financial
                               elected or earlier      and investment company services) (1969
                               retirement or           - 2012); Director, BNY International
                               removal.                Financing Corp. (financial services)
                                                       (2002 - 2012); and Director, Mellon
                                                       Overseas Investment Corp. (financial
                                                       services) (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/18 71

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                 Other Directorships
Position Held With the Fund    Length of Service       Principal Occupation                       Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (56)*            Trustee since 2017.     Director, CEO and President of Amundi      None
Trustee, President and Chief   Serves until a          Pioneer Asset Management USA, Inc.
Executive Officer              successor trustee is    (since September 2014); Director, CEO
                               elected or earlier      and President of Amundi Pioneer Asset
                               retirement or           Management, Inc. (since September
                               removal.                2014); Director, CEO and President of
                                                       Amundi Pioneer Distributor, Inc. (since
                                                       September 2014); Director, CEO and
                                                       President of Amundi Pioneer
                                                       Institutional Asset Management, Inc.
                                                       (since September 2014); Chair, Amundi
                                                       Pioneer Asset Management USA, Inc.,
                                                       Amundi Pioneer Distributor, Inc. and
                                                       Amundi Pioneer Institutional Asset
                                                       Management, Inc. (September 2014 -
                                                       2018); Managing Director, Morgan
                                                       Stanley Investment Management (2010 -
                                                       2013); and Director of Institutional
                                                       Business, CEO of International, Eaton
                                                       Vance Management (2005 - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (59)*        Trustee since 2014.     Director and Executive Vice President      None
Trustee                        Serves until a          (since 2008) and Chief Investment
                               successor trustee is    Officer, U.S. (since 2010) of Amundi
                               elected or earlier      Pioneer Asset Management USA, Inc.;
                               retirement or           Executive Vice President and Chief
                               removal.                Investment Officer, U.S. of Amundi
                                                       Pioneer (since 2008); Executive Vice
                                                       President of Amundi Pioneer
                                                       Institutional Asset Management, Inc.
                                                       (since 2009); and Portfolio Manager of
                                                       Amundi Pioneer (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

72 Pioneer Dynamic Credit Fund | Annual Report | 3/31/18

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                 Other Directorships
Position Held With the Fund    Length of Service       Principal Occupation                       Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (53)     Since 2011. Serves at   Vice President and Associate General       None
Secretary and Chief Legal      the discretion of the   Counsel of Amundi Pioneer since January
Officer                        Board.                  2008; Secretary and Chief Legal Officer
                                                       of all of the Pioneer Funds since June
                                                       2010; Assistant Secretary of all of the
                                                       Pioneer Funds from September 2003 to
                                                       May 2010; and Vice President and Senior
                                                       Counsel of Amundi Pioneer from July
                                                       2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (57)         Since 2011. Serves at   Fund Governance Director of Amundi         None
Assistant Secretary            the discretion of the   Pioneer since December 2006 and
                               Board.                  Assistant Secretary of all the Pioneer
                                                       Funds since June 2010; Manager - Fund
                                                       Governance of Amundi Pioneer from
                                                       December 2003 to November 2006; and
                                                       Senior Paralegal of Amundi Pioneer from
                                                       January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (55)              Since 2011. Serves at   Senior Counsel of Amundi Pioneer since     None
Assistant Secretary            the discretion of the   May 2013 and Assistant Secretary of all
                               Board.                  the Pioneer Funds since June 2010; and
                                                       Counsel of Amundi Pioneer from June
                                                       2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (58)           Since 2011. Serves at   Vice President - Fund Treasury of          None
Treasurer and Chief            the discretion of the   Amundi Pioneer; Treasurer of all of the
Financial and Accounting       Board.                  Pioneer Funds since March 2008; Deputy
Officer                                                Treasurer of Amundi Pioneer from March
                                                       2004 to February 2008; and Assistant
                                                       Treasurer of all of the Pioneer Funds
                                                       from March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (52)          Since 2011. Serves at   Director - Fund Treasury of Amundi         None
Assistant Treasurer            the discretion of the   Pioneer; and Assistant Treasurer of all
                               Board.                  of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/18 73

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                 Other Directorships
Position Held With the Fund    Length of Service       Principal Occupation                       Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (59)             Since 2011. Serves at   Fund Accounting Manager - Fund Treasury    None
Assistant Treasurer            the discretion of the   of Amundi Pioneer; and Assistant
                               Board.                  Treasurer of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (38)          Since 2011. Serves at   Fund Administration Manager - Fund         None
Assistant Treasurer            the discretion of the   Treasury of Amundi Pioneer since
                               Board.                  November 2008; Assistant Treasurer of
                                                       all of the Pioneer Funds since January
                                                       2009; and Client Service Manager -
                                                       Institutional Investor Services at
                                                       State Street Bank from March 2003 to
                                                       March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (65)           Since 2011. Serves at   Chief Compliance Officer of Amundi         None
Chief Compliance Officer       the discretion of the   Pioneer and of all the Pioneer Funds
                               Board.                  since March 2010; Chief Compliance
                                                       Officer of Amundi Pioneer Institutional
                                                       Asset Management, Inc. since January
                                                       2012; Chief Compliance Officer of
                                                       Vanderbilt Capital Advisors, LLC since
                                                       July 2012: Director of Adviser and
                                                       Portfolio Compliance at Amundi Pioneer
                                                       since October 2005; and Senior
                                                       Compliance Officer for Columbia
                                                       Management Advisers, Inc. from October
                                                       2003 to October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (47)           Since 2011. Serves at   Vice President - Investor Services         None
Anti-Money Laundering          the discretion of the   Group of Amundi Pioneer and Anti-Money
Officer                        Board.                  Laundering Officer of all the Pioneer
                                                       Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

74 Pioneer Dynamic Credit Fund | Annual Report | 3/31/18

                          This page is for your notes.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/18 75

                          This page is for your notes.

76 Pioneer Dynamic Credit Fund | Annual Report | 3/31/18

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] Amundi Pioneer
       ==============
     ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2018 Amundi Pioneer Asset Management 25667-06-0518

                        Pioneer Fundamental
                        Growth Fund

--------------------------------------------------------------------------------
                        Annual Report | March 31, 2018
--------------------------------------------------------------------------------

                        Ticker Symbols:
                        Class A     PIGFX
                        Class C     FUNCX
                        Class K     PFGKX
                        Class R     PFGRX
                        Class Y     FUNYX

                        [LOGO]   Amundi Pioneer
                                 ==============
                               ASSET MANAGEMENT
                        visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               17

Schedule of Investments                                                       19

Financial Statements                                                          24

Notes to Financial Statements                                                 33

Report of Independent Registered Public Accounting Firm                       42

Additional Information                                                        44

Trustees, Officers and Service Providers                                      46

                     Pioneer Fundamental Growth Fund | Annual Report | 3/31/18 1

President's Letter

While 2017 delivered strong positive performance, 2018, thus far, has introduced market volatility. Equity and fixed-income markets pulled back in the first quarter of this year, as the Standard & Poor's 500 Index and the Bloomberg Barclays U.S. Aggregate Bond Index both finished in negative territory, returning -0.76% and -1.46%, respectively, for the three-month period ended March 31, 2018. Concerns about the sustainability of the pace of economic growth, extended equity valuations, and rising interest rates drove a significant stock market sell-off beginning in late January, approaching correction levels. The market did recover from its initial slump, but this year's significant fluctuations have served to remind investors that even the strongest "bulls" cannot run forever. Within fixed income, rising interest rates helped drive down returns of most asset classes in the first quarter, though floating-rate sectors such as bank loans fared well in the rising-rate environment.

Our view is that the first-quarter pause in the market's near-continuous upward momentum over the previous 15 months, dating back to the final quarter of 2016, presents an opportunity for investors to enter the market at healthier valuation levels. We believe fundamentals are still quite positive, yet also believe that caution is warranted given that the market remains vulnerable to corrections. Some areas, such as growth stocks, appear expensive, but we do see opportunity in value stocks, with prices supported by better corporate earnings due to the recent tax reforms in the U.S. as well as robust, nominal gross domestic product
(GDP) growth. In fact, GDP growth in the U.S. rose to close to or better than 3% over the final three quarters of 2017, and it is anticipated that GDP growth in the first quarter of 2018 will exceed 2%.

In the fixed-income markets, we believe investors should consider positioning their portfolios to defend against rising interest rates, with underweight positions in U.S. Treasuries. We see more attractive valuations within structured investment vehicles, such as mortgage-backed securities (MBS) in both the agency and non-agency residential MBS sectors, as fundamentals within the U.S. housing market remain positive. We believe that agency MBS, in particular, offer investors reasonable value.

Since 1928, the foundation of Amundi Pioneer's investment approach has been active management, which is especially important during periods of market volatility. We believe investors can benefit from the experience and tenure of our investment teams who make active and informed decisions across our funds. In fact, the Pioneer Fund, the third-oldest mutual fund in the U.S., recently celebrated its 90th birthday. We believe the Fund serves as an important ambassador of our time-tested value style of investing and our early focus on understanding the benefits of investing in companies with sustainable

2 Pioneer Fundamental Growth Fund | Annual Report | 3/31/18 business models. Over its nine decades of existence - a time period that included a Great Depression, a devastating World War, a long Cold War, and enormous technological as well as societal changes - the Fund has been well-served by this investment approach.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
March 31, 2018

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                     Pioneer Fundamental Growth Fund | Annual Report | 3/31/18 3

Portfolio Management Discussion | 3/31/18

The U.S. stock market generated strong results over the 12-month period ended March 31, 2018, despite the emergence in the first quarter of 2018 of the first significant market volatility since late 2016. In the following interview, Andrew Acheson and Paul Cloonan discuss the factors that affected the performance of Pioneer Fundamental Growth Fund during the period. Mr. Acheson, Managing Director, Director of Growth, U.S., and a portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), and Mr. Cloonan, a senior vice president and a portfolio manager at Amundi Pioneer, are responsible for the day-to-day management of the Fund.


Q    How did the Fund perform during the 12-month period ended March 31, 2018?

A Pioneer Fundamental Growth Fund's Class A shares returned 14.16% at net asset value during the 12-month period ended March 31, 2018, while the Fund's benchmark, the Russell 1000 Growth Index, returned 21.25%. During the same period, the average return of the 1,376 mutual funds in Morningstar's Large Growth Funds category was 20.41%.

Q How would you describe the investment environment for domestic equities during the 12-month period ended March 31, 2018?

A There were two distinct investment environments during the one-year period. In the first nine months, domestic equities rose sharply with little volatility, even in the face of global geopolitical and domestic political concerns as well as two increases in short-term interest rates by the U.S. Federal Reserve (the Fed). Strong corporate earnings and strength in the technology sector propelled the rally, as did expectations that the Republican-led administration and Congress in Washington would substantially deregulate American business, in particular large financial firms and small businesses. Anticipation of an overhaul of the U.S. tax code to substantially lower corporate tax rates also drove market optimism.

     In the final three months of the period, equities, as measured by the Standard & Poor's 500 Index (the S&P 500), reversed course and declined by 0.76%, while volatility increased significantly. The primary reasons for the spike in volatility and the market declines were fears of increased inflationary pressures as well as trade-war rhetoric from the Trump administration.

4 Pioneer Fundamental Growth Fund | Annual Report | 3/31/18

Q What were the primary reasons for the Fund's underperformance of its benchmark, the Russell 1000 Growth Index (the Russell Index), during the 12-month period ended March 31, 2018?

A Despite generating attractive absolute returns, the Fund underperformed its benchmark during the period, with both sector allocation and security selection results detracting from relative returns.

     With regard to sector allocation, consistent with our investment philosophy, the portfolio remained overweight in traditionally defensive sectors such as consumer staples and health care, while de-emphasizing ownership of stocks in the highly cyclical industrials sector, as many of those companies' stock valuations seemed to reflect overly optimistic forecasts for even stronger economic acceleration. With equity prices rising sharply for most of the period, the Fund's overweights in consumer staples and health care detracted from benchmark-relative returns as stocks in those defensive sectors underperformed. Conversely, industrials was one of the top-performing sectors in the Russell Index over the 12-month period, and so the Fund's underweight in industrials also detracted from benchmark-relative returns.

     As for stock selection, which was the primary driver of the Fund's benchmark-relative underperformance, negative results also derived from our investment discipline, which stresses the pursuit of long-term capital appreciation while attempting to limit risk. In that vein, we continued to invest the portfolio in attractively valued equities of fundamentally strong companies with high returns on capital, economic moats - or the ability to maintain competitive advantages against the competition - around their businesses, and secular growth prospects. That investment discipline resulted in our avoiding, or at least de-emphasizing, portfolio ownership of many of the better-performing, higher-growth, but very high-priced stocks that were market leaders over much of the period. These included some of the most high-profile names in the market, such as Amazon, which was a Fund holding but was subsequently sold when the stock reached our target price, and Netflix, which we deemed to have an unattractively high valuation. In addition, NVIDIA and Boeing, which the Fund also did not own due to valuation concerns, were top 10 detractors from benchmark-relative results as each turned in strong performance during the period.

                     Pioneer Fundamental Growth Fund | Annual Report | 3/31/18 5

Q Which individual Fund investments had the largest effects on benchmark-relative performance, both positive and negative, during the 12-month period ended March 31, 2018?

A As noted earlier, a major factor in the Fund's poor security selection results versus the benchmark was underexposure to certain high-growth, high-valuation stocks that fared well over the 12-month period, but the portfolio also owned some holdings that underperformed, including Allergan, CVS Health, Time Warner, and PepsiCo.

     Shares of Allergan declined after a judge invalidated key patents on the company's leading dry-eye product, Restasis. Our initial analysis suggested that other products Allergan has under development would help offset the earlier-than-expected patent expiration of Restasis; however, we sold Allergan's stock after the FDA delayed a decision on whether to approve the company's new drug to treat uterine fibroids, due to liver safety concerns. The success of this product, in our view, was critical to overcoming the loss of patent exclusivity on Restasis. CVS Health struggled during the period due to worries that Amazon would enter the retail pharmacy business, and over concerns that CVS's acquisition of Aetna would increase the company's financial risk because of a higher debt load. We shared those concerns and exited the portfolio's CVS position. Another detractor was Time Warner, shares of which declined after the U.S. Justice Department announced it would attempt to block a potential merger with AT&T. Despite the setback, we believe that Time Warner's leadership position in content production is a sustainable competitive advantage that will allow it to prosper over time, either independently, as part of AT&T if the merger is allowed to proceed, or as part of another entity. Finally, a position in consumer giant PepsiCo detracted from the Fund's benchmark-relative results, as the company's stock underperformed due to declining North American beverage sales. We retained the Fund's PepsiCo holding, however, as we think the company's strong position in the growing snack category will generate modest growth and help offset the challenges it faces in the North American beverage market.

     On the positive side, portfolio holdings of a number of stocks strongly boosted the Fund's benchmark-relative performance during the period. The largest individual contributor to relative returns was the Fund's position in financial-transaction processer MasterCard, which delivered strong results as it continued to benefit from the shift to a cashless society. Another standout performer for the Fund was Raytheon, a leading defense company, which released strong earnings reports and has continued to benefit from rising global defense spending as well as its outsized exposure to overseas markets, most significantly the Middle East and Asia. In addition, the

6 Pioneer Fundamental Growth Fund | Annual Report | 3/31/18

     Fund's position in Adobe, one of the highest-growth/highest-valuation stocks held in the portfolio, aided benchmark-relative results. We believe Adobe is in a very favorable competitive position within its principal customer base -- creative professionals in the advertising industry. Adobe has enjoyed success with its web-design software, and continues to enlarge its competitive advantage. Holdings in Microsoft also boosted the Fund's benchmark-relative performance as the company's cloud business is gaining traction. Lastly, Thermo-Fisher Scientific, which manufactures scientific instruments and chemicals for life sciences industries, contributed positively to the Fund's relative returns after posting better-than-expected growth and earnings reports.

Q What were some of the notable changes you made to the Fund's portfolio during the 12-month period ended March 31, 2018?

A We added investments in several companies to the portfolio during the period, including PayPal, Accenture, Stanley Black & Decker, and CDW. PayPal is a global leader in online payments, facilitating both online and offline commerce. We expect PayPal to continue to benefit from the ongoing global transition toward electronic payments. Accenture is a leading provider of management consulting, business-process outsourcing, and technology services, whose experience throughout the world has given it a competitive advantage. Stanley Black and Decker, a tool manufacturer, has been benefiting from steady growth in the housing and construction markets. The company has strong brands such as Black & Decker, Dewalt, and Craftsman, which provide it with a durable competitive advantage. Finally, CDW, which provides information technology solutions to business, government, education, and health care customers in North America and the United Kingdom, has been benefiting from technology transitions in both the public and private sectors. In addition, the company is a high U.S. taxpayer and should benefit from the lower corporate rates instituted by the recent tax legislation.

     Sales from the portfolio over the past 12 months included shares of Amazon and The Walt Disney Company, as well as Allergan and CVS, discussed earlier. We sold Amazon during the fourth quarter of 2017 after the stock reached our target price. We also concluded that return on capital for the company could come under pressure due to its acquisition of Whole Foods as well as other investments Amazon has made to enter new, highly competitive markets. In the case of Walt Disney, we believe that the iconic entertainment-and-theme park company's prospects are under threat from longer-term changes in the media industry, which have led to increased fragmentation and competition.

                     Pioneer Fundamental Growth Fund | Annual Report | 3/31/18 7

Q Did the Fund have any investments in derivative securities during the 12-month period ended March 31, 2018?

A    No, the Fund had no investments in derivatives during the period.

Q    What is your investment outlook?

A We are cautious in our outlook for U.S. stocks due to above average valuations and the possibility that inflation will reemerge more strongly, driven by fiscal stimulus (lower taxes, less regulation), tight labor markets, and threats of restrictive trade policies. Higher inflation would likely cause the Fed to be more aggressive in raising interest rates and could potentially result in a slowdown in economic growth. Longer-term, however, we remain optimistic about the prospect for large-cap U.S. growth equities, given strong underlying secular growth trends such as the shift to mobile and cloud computing. With this in mind, we believe it is important to maintain or opportunistically increase the Fund's exposure to U.S. growth equities, but to manage risk in the process. In our view, the best way to manage risk is to invest in equities of companies that have high returns on capital, sustainable competitive advantages, secular growth opportunities, and attractive stock valuations.

8 Pioneer Fundamental Growth Fund | Annual Report | 3/31/18

Please refer to the Schedule of Investments on pages 19-23 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Fund invests in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of other funds holding more securities.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                     Pioneer Fundamental Growth Fund | Annual Report | 3/31/18 9

Portfolio Summary | 3/31/18

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                         95.4%
International Common Stocks                                                 4.3%
U.S. Government and Agency Obligation                                       0.3%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                                                     41.0%
Health Care                                                                16.2%
Consumer Discretionary                                                     16.1%
Financials                                                                  8.9%
Industrials                                                                 6.6%
Consumer Staples                                                            6.6%
Materials                                                                   3.3%
Energy                                                                      1.3%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

 1. Microsoft Corp.                                                        7.91%
--------------------------------------------------------------------------------
 2. Apple, Inc.                                                            7.60
--------------------------------------------------------------------------------
 3. Alphabet, Inc.                                                         5.59
--------------------------------------------------------------------------------
 4. Mastercard, Inc.                                                       4.78
--------------------------------------------------------------------------------
 5. Home Depot, Inc.                                                       4.47
--------------------------------------------------------------------------------
 6. Time Warner, Inc.                                                      4.00
--------------------------------------------------------------------------------
 7. Raytheon Co.                                                           3.75
--------------------------------------------------------------------------------
 8. Thermo Fisher Scientific, Inc.                                         3.24
--------------------------------------------------------------------------------
 9. Intercontinental Exchange, Inc.                                        3.19
--------------------------------------------------------------------------------
10. Marsh & McLennan Cos., Inc.                                            3.07
--------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer Fundamental Growth Fund | Annual Report | 3/31/18

Prices and Distributions | 3/31/18

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                      3/31/18                        3/31/17
--------------------------------------------------------------------------------
           A                        $22.66                         $20.78
--------------------------------------------------------------------------------
           C                        $20.73                         $19.17
--------------------------------------------------------------------------------
           K                        $22.68                         $20.79
--------------------------------------------------------------------------------
           R                        $22.31                         $20.49
--------------------------------------------------------------------------------
           Y                        $22.86                         $20.95
--------------------------------------------------------------------------------

Distributions per Share: 4/1/17-3/31/18
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          Short-Term           Long-Term
         Class          Dividends        Capital Gains        Capital Gains
--------------------------------------------------------------------------------
           A            $0.0392            $0.0443              $0.9641
--------------------------------------------------------------------------------
           C            $    --            $0.0443              $0.9641
--------------------------------------------------------------------------------
           K            $0.1371            $0.0443              $0.9641
--------------------------------------------------------------------------------
           R            $    --            $0.0443              $0.9641
--------------------------------------------------------------------------------
           Y            $0.1119            $0.0443              $0.9641
--------------------------------------------------------------------------------


The Russell 1000 Growth Index is an unmanaged index that measures the performance of large-cap U.S. growth stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-16.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/18 11

Performance Update | 3/31/18                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Fundamental Growth Fund at public offering price during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of March 31, 2018)
--------------------------------------------------------------------------------

             Net         Public       Russell
             Asset       Offering     1000
             Value       Price        Growth
Period       (NAV)       (POP)        Index
--------------------------------------------------------------------------------
10 years     10.52%       9.86%        11.34%
5 years      13.59       12.25         15.53
1 year       14.16        7.59         21.25
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2017)
--------------------------------------------------------------------------------
             Gross
--------------------------------------------------------------------------------
             1.09%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

               Pioneer Fundamental        Russell 1000
               Growth Fund                Growth Index
3/08           $ 9,425                    $10,000
3/09           $ 6,885                    $ 6,572
3/10           $ 9,674                    $ 9,841
3/11           $10,760                    $11,638
3/12           $12,357                    $12,921
3/13           $13,549                    $14,224
3/14           $16,415                    $17,527
3/15           $19,304                    $20,346
3/16           $20,076                    $20,858
3/17           $22,440                    $24,145
3/18           $25,618                    $29,277

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Fundamental Growth Fund | Annual Report | 3/31/18

Performance Update | 3/31/18                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Fundamental Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of March 31, 2018)
--------------------------------------------------------------------------------
                                      Russell
                                      1000
             If          If           Growth
Period       Held        Redeemed     Index
--------------------------------------------------------------------------------
10 years      9.70%       9.70%       11.34%
5 years      12.82       12.82        15.53
1 year       13.46       13.46        21.25
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2017)
--------------------------------------------------------------------------------
             Gross
--------------------------------------------------------------------------------
             1.77%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

               Pioneer Fundamental        Russell 1000
               Growth Fund                Growth Index
3/08           $10,000                    $10,000
3/09           $ 7,249                    $ 6,572
3/10           $10,098                    $ 9,841
3/11           $11,141                    $11,638
3/12           $12,698                    $12,921
3/13           $13,812                    $14,224
3/14           $16,615                    $17,527
3/15           $19,407                    $20,346
3/16           $20,046                    $20,858
3/17           $22,248                    $24,145
3/18           $25,243                    $29,277


Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/18 13

Performance Update | 3/31/18                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Fundamental Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of March 31, 2018)
--------------------------------------------------------------------------------
             Net         Russell
             Asset       1000
             Value       Growth
Period       (NAV)       Index
--------------------------------------------------------------------------------
10 years     10.76%      11.34%
5 years      14.06       15.53
1 year       14.68       21.25
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2017)
--------------------------------------------------------------------------------
             Gross
--------------------------------------------------------------------------------
             0.67%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

               Pioneer Fundamental        Russell 1000
               Growth Fund                Growth Index
3/08           $ 5,000,000                $ 5,000,000
3/09           $ 3,652,705                $ 3,285,798
3/10           $ 5,131,894                $ 4,920,529
3/11           $ 5,708,381                $ 5,818,796
3/12           $ 6,555,589                $ 6,460,283
3/13           $ 7,196,745                $ 7,111,957
3/14           $ 8,752,101                $ 8,763,266
3/15           $10,337,190                $10,173,158
3/16           $10,794,697                $10,429,211
3/17           $12,115,734                $12,072,518
3/18           $13,894,400                $14,638,333

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 20, 2012, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 20, 2012, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Fundamental Growth Fund | Annual Report | 3/31/18

Performance Update | 3/31/18                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Fundamental Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of March 31, 2018)
--------------------------------------------------------------------------------
             Net         Russell
             Asset       1000
             Value       Growth
Period       (NAV)       Index
--------------------------------------------------------------------------------
10 years     10.32%      11.34%
5 years      13.26       15.53
1 year       13.87       21.25
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2017)
--------------------------------------------------------------------------------
Gross        Net
--------------------------------------------------------------------------------
1.41%        1.40%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

               Pioneer Fundamental        Russell 1000
               Growth Fund                Growth Index
3/08           $10,000                    $10,000
3/09           $ 7,305                    $ 6,572
3/10           $10,264                    $ 9,841
3/11           $11,417                    $11,638
3/12           $13,111                    $12,921
3/13           $14,333                    $14,224
3/14           $17,319                    $17,527
3/15           $20,303                    $20,346
3/16           $21,054                    $20,858
3/17           $23,455                    $24,145
3/18           $26,709                    $29,277


Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on April 2, 2012, is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period beginning April 2, 2012, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through August 1, 2018, for Class R shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/18 15

Performance Update | 3/31/18                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Fundamental Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of March 31, 2018)
--------------------------------------------------------------------------------
             Net         Russell
             Asset       1000
             Value       Growth
Period       (NAV)       Index
--------------------------------------------------------------------------------
10 years     10.86%      11.34%
5 years      13.92       15.53
1 year       14.54       21.25
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2017)
--------------------------------------------------------------------------------
             Gross
--------------------------------------------------------------------------------
             0.77%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

               Pioneer Fundamental        Russell 1000
               Growth Fund                Growth Index
3/08           $ 5,000,000                $ 5,000,000
3/09           $ 3,652,705                $ 3,285,798
3/10           $ 5,150,044                $ 4,920,529
3/11           $ 5,759,604                $ 5,818,796
3/12           $ 6,640,128                $ 6,460,283
3/13           $ 7,303,558                $ 7,111,957
3/14           $ 8,869,514                $ 8,763,266
3/15           $10,464,429                $10,173,158
3/16           $10,913,896                $10,429,211
3/17           $12,235,910                $12,072,518
3/18           $14,014,934                $14,638,333

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class Y shares for the period prior to the commencement of operations of Class Y shares on April 8, 2009, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class Y shares, the performance of Class Y shares prior to their inception would have been higher than the performance shown. For the period beginning April 8, 2009, the actual performance of Class Y shares is reflected. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

16 Pioneer Fundamental Growth Fund | Annual Report | 3/31/18

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Fundamental Growth Fund

Based on actual returns from October 1, 2017, through March 31, 2018.

---------------------------------------------------------------------------------------------
Share Class                  A              C              K              R             Y
---------------------------------------------------------------------------------------------
Beginning Account       $1,000.00       $1,000.00       $1,000.00     $1,000.00     $1,000.00
Value on 10/1/17
---------------------------------------------------------------------------------------------
Ending Account          $1,051.10       $1,047.74       $1,053.08     $1,049.59     $1,052.47
Value (after expenses)
on 3/31/18
---------------------------------------------------------------------------------------------
Expenses Paid               $5.57           $8.88           $3.38         $7.15         $3.94
During Period*
---------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.09%, 1.74%, 0.66%, 1.40% and 0.77% for Class A, Class C, Class K, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/18 17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Fundamental Growth Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from October 1, 2017, through March 31, 2018.

---------------------------------------------------------------------------------------------
Share Class                  A              C               K              R            Y
---------------------------------------------------------------------------------------------
Beginning Account       $1,000.00       $1,000.00       $1,000.00     $1,000.00     $1,000.00
Value on 10/1/17
---------------------------------------------------------------------------------------------
Ending Account          $1,019.50       $1,016.26       $1,021.64     $1,017.95     $1,021.09
Value (after expenses)
on 3/31/18
---------------------------------------------------------------------------------------------
Expenses Paid               $5.49           $8.75           $3.33         $7.04         $3.88
During Period*
---------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.09%, 1.74%, 0.66%, 1.40% and 0.77% for Class A, Class C, Class K, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

18 Pioneer Fundamental Growth Fund | Annual Report | 3/31/18

Schedule of Investments | 3/31/18

-------------------------------------------------------------------------------------------------------
Shares                                                                                   Value
-------------------------------------------------------------------------------------------------------
                    UNAFFILIATED ISSUERS -- 99.4%
                    COMMON STOCKS -- 98.3% of Net Assets
                    CAPITAL GOODS -- 6.6%
                    Aerospace & Defense -- 3.7%
   1,057,100        Raytheon Co.                                                         $  228,143,322
-------------------------------------------------------------------------------------------------------
                    Building Products -- 1.7%
   2,592,205        Masco Corp.                                                          $  104,828,770
-------------------------------------------------------------------------------------------------------
                    Industrial Machinery -- 1.2%
     468,518        Stanley Black & Decker, Inc.                                         $   71,776,958
                                                                                         --------------
                    Total Capital Goods                                                  $  404,749,050
-------------------------------------------------------------------------------------------------------
                    CONSUMER SERVICES -- 1.5%
                    Restaurants -- 1.5%
   1,625,412        Starbucks Corp.                                                      $   94,095,101
                                                                                         --------------
                    Total Consumer Services                                              $   94,095,101
-------------------------------------------------------------------------------------------------------
                    DIVERSIFIED FINANCIALS -- 5.4%
                    Investment Banking & Brokerage -- 2.3%
   2,711,634        Charles Schwab Corp.                                                 $  141,601,527
-------------------------------------------------------------------------------------------------------
                    Specialized Finance -- 3.1%
   2,683,236        Intercontinental Exchange, Inc.                                      $  194,588,275
                                                                                         --------------
                    Total Diversified Financials                                         $  336,189,802
-------------------------------------------------------------------------------------------------------
                    ENERGY -- 1.2%
                    Oil & Gas Exploration & Production -- 1.2%
   3,179,165        Cabot Oil & Gas Corp.                                                $   76,236,377
                                                                                         --------------
                    Total Energy                                                         $   76,236,377
-------------------------------------------------------------------------------------------------------
                    FOOD & STAPLES RETAILING -- 1.8%
                    Hypermarkets & Super Centers -- 1.8%
   1,233,789        Walmart, Inc.                                                        $  109,770,207
                                                                                         --------------
                    Total Food & Staples Retailing                                       $  109,770,207
-------------------------------------------------------------------------------------------------------
                    FOOD, BEVERAGE & TOBACCO -- 3.0%
                    Soft Drinks -- 3.0%
   1,697,608        PepsiCo, Inc.                                                        $  185,293,913
                                                                                         --------------
                    Total Food, Beverage & Tobacco                                       $  185,293,913
-------------------------------------------------------------------------------------------------------
                    HEALTH CARE EQUIPMENT & SERVICES -- 4.0%
                    Health Care Equipment -- 2.5%
     425,561(a)     Edwards Lifesciences Corp.                                           $   59,374,271
   1,211,169        Medtronic Plc                                                            97,159,977
                                                                                         --------------
                                                                                         $  156,534,248
-------------------------------------------------------------------------------------------------------
                    Health Care Supplies -- 1.5%
     404,630        Cooper Cos., Inc.                                                    $   92,583,390
                                                                                         --------------
                    Total Health Care Equipment & Services                               $  249,117,638
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/18 19

-------------------------------------------------------------------------------------------------------
Shares                                                                                   Value
-------------------------------------------------------------------------------------------------------
                    HOUSEHOLD & PERSONAL PRODUCTS -- 1.7%
                    Household Products -- 1.7%
   1,471,116        Colgate-Palmolive Co.                                                $  105,449,595
                                                                                         --------------
                    Total Household & Personal Products                                  $  105,449,595
-------------------------------------------------------------------------------------------------------
                    INSURANCE -- 3.0%
                    Insurance Brokers -- 3.0%
   2,263,860        Marsh & McLennan Cos., Inc.                                          $  186,972,197
                                                                                         --------------
                    Total Insurance                                                      $  186,972,197
-------------------------------------------------------------------------------------------------------
                    MATERIALS -- 3.3%
                    Specialty Chemicals -- 3.3%
     969,453        Ecolab, Inc.                                                         $  132,882,923
     517,252        International Flavors & Fragrances, Inc.                                 70,816,971
                                                                                         --------------
                    Total Materials                                                      $  203,699,894
-------------------------------------------------------------------------------------------------------
                    MEDIA -- 3.9%
                    Movies & Entertainment -- 3.9%
   2,578,492        Time Warner, Inc.                                                    $  243,873,773
                                                                                         --------------
                    Total Media                                                          $  243,873,773
-------------------------------------------------------------------------------------------------------
                    PHARMACEUTICALS, BIOTECHNOLOGY &
                    LIFE SCIENCES -- 12.0%
                    Biotechnology -- 4.4%
     303,574(a)     Alexion Pharmaceuticals, Inc.                                        $   33,836,358
   2,119,124        Gilead Sciences, Inc.                                                   159,760,758
     486,175(a)     Vertex Pharmaceuticals, Inc.                                             79,236,802
                                                                                         --------------
                                                                                         $  272,833,918
-------------------------------------------------------------------------------------------------------
                    Life Sciences Tools & Services -- 3.2%
     955,691        Thermo Fisher Scientific, Inc.                                       $  197,311,964
-------------------------------------------------------------------------------------------------------
                    Pharmaceuticals -- 4.4%
   1,219,649        Johnson & Johnson                                                    $  156,298,019
   1,350,447        Zoetis, Inc. (Class A)                                                  112,775,829
                                                                                         --------------
                                                                                         $  269,073,848
                                                                                         --------------
                    Total Pharmaceuticals, Biotechnology & Life Sciences                 $  739,219,730
-------------------------------------------------------------------------------------------------------
                    RETAILING -- 10.4%
                    Apparel Retail -- 2.9%
   2,245,730        Ross Stores, Inc.                                                    $  175,122,025
-------------------------------------------------------------------------------------------------------
                    Automotive Retail -- 2.0%
     496,642(a)     O'Reilly Automotive, Inc.                                            $  122,859,298
-------------------------------------------------------------------------------------------------------
                    Home Improvement Retail -- 4.4%
   1,528,540        Home Depot, Inc.                                                     $  272,446,970
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Fundamental Growth Fund | Annual Report | 3/31/18

-------------------------------------------------------------------------------------------------------
Shares                                                                                   Value
-------------------------------------------------------------------------------------------------------
                    Specialty Stores -- 1.1%
   1,094,519        Tractor Supply Co.                                                   $   68,976,587
                                                                                         --------------
                    Total Retailing                                                      $  639,404,880
-------------------------------------------------------------------------------------------------------
                    SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.4%
                    Semiconductors -- 2.4%
     621,652        Broadcom, Ltd.                                                       $  146,492,294
                                                                                         --------------
                    Total Semiconductors & Semiconductor Equipment                       $  146,492,294
-------------------------------------------------------------------------------------------------------
                    SOFTWARE & SERVICES -- 28.0%
                    Application Software -- 2.3%
     659,064(a)     Adobe Systems, Inc.                                                  $  142,410,549
-------------------------------------------------------------------------------------------------------
                    Data Processing & Outsourced Services -- 6.6%
   1,664,002        Mastercard, Inc. (Class A)                                           $  291,466,590
   1,488,553(a)     PayPal Holdings, Inc.                                                   112,936,516
                                                                                         --------------
                                                                                         $  404,403,106
-------------------------------------------------------------------------------------------------------
                    Home Entertainment Software -- 1.0%
     506,157(a)     Electronic Arts, Inc.                                                $   61,366,475
-------------------------------------------------------------------------------------------------------
                    Internet Software & Services -- 5.5%
     329,823(a)     Alphabet, Inc. (Class C)                                             $  340,308,073
-------------------------------------------------------------------------------------------------------
                    IT Consulting & Other Services -- 4.8%
   1,061,098        Accenture Plc (Class A)                                              $  162,878,543
   1,664,757        Cognizant Technology Solutions Corp. (Class A)                          134,012,939
                                                                                         --------------
                                                                                         $  296,891,482
-------------------------------------------------------------------------------------------------------
                    Systems Software -- 7.8%
   5,280,428        Microsoft Corp.                                                      $  481,944,664
                                                                                         --------------
                    Total Software & Services                                            $1,727,324,349
-------------------------------------------------------------------------------------------------------
                    TECHNOLOGY HARDWARE & EQUIPMENT -- 10.1%
                    Electronic Components -- 1.1%
     813,844        Amphenol Corp. (Class A)                                             $   70,096,384
-------------------------------------------------------------------------------------------------------
                    Technology Distributors -- 1.5%
   1,290,495        CDW Corp.                                                            $   90,734,704
-------------------------------------------------------------------------------------------------------
                    Technology Hardware, Storage & Peripherals -- 7.5%
   2,759,889        Apple, Inc.                                                          $  463,054,176
                                                                                         --------------
                    Total Technology Hardware & Equipment                                $  623,885,264
-------------------------------------------------------------------------------------------------------
                    TOTAL COMMON STOCKS
                    (Cost $4,443,897,591)                                                $6,071,774,064
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/18 21

-------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                  Value
-------------------------------------------------------------------------------------------------------
                    U.S. GOVERNMENT AND AGENCY
                    OBLIGATION -- 0.3% of Net Assets
  20,000,000(b)     U.S. Treasury Bills, 4/5/18                                          $   19,997,290
-------------------------------------------------------------------------------------------------------
                    TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATION
                    (Cost $19,996,667)                                                   $   19,997,290
-------------------------------------------------------------------------------------------------------
                    TEMPORARY CASH INVESTMENTS --
                    0.8% of Net Assets
                    REPURCHASE AGREEMENTS -- 0.8%
  30,580,000        $30,580,000 ScotiaBank, 1.76%, dated 3/29/18 plus
                    accrued interest on 4/2/18 collateralized by the following:
                    $3,073,231 Freddie Mac Giant, 4.0% - 4.5%, 9/1/47 - 12/1/47,
                    $28,119,894 Federal National Mortgage Association, 4.0%,
                    5/1/47 - 10/1/47                                                     $   30,580,000
  11,330,000        $11,330,000 TD Securities USA LLC, 1.76%, dated 3/29/18
                    plus accrued interest on 4/2/18 collateralized by the following:
                    $11,556,600 Freddie Mac Giant, 4.0%, 10/1/45                             11,330,000
  10,000,000        $10,000,000 TD Securities USA LLC, 1.78%, dated 3/29/18
                    plus accrued interest on 4/2/18 collateralized by the following:
                    $1,321,461 Freddie Mac Giant, 4.0%, 10/1/45
                    $8,878,539 Federal National Mortgage Association,
                    4.5%, 3/1/48                                                             10,000,000
                                                                                         --------------
                                                                                         $   51,910,000
-------------------------------------------------------------------------------------------------------
                    TOTAL TEMPORARY CASH INVESTMENTS
                    (Cost $51,910,000)                                                   $   51,910,000
-------------------------------------------------------------------------------------------------------
                    TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 99.4%
                    (Cost $4,515,804,258)                                                $6,143,681,354
-------------------------------------------------------------------------------------------------------
                    OTHER ASSETS AND LIABILITIES -- 0.6%                                 $   34,364,694
-------------------------------------------------------------------------------------------------------
                    NET ASSETS -- 100.0%                                                 $6,178,046,048
=======================================================================================================


(a)  Non-income producing security.

(b) Security issued with a zero coupon. Income is recognized through accretion of discount.

Purchases and sales of securities (excluding temporary cash investments) for the year ended March 31, 2018, aggregated $2,291,094,917 and $2,252,589,145, respectively.

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc., formerly Pioneer Investment Management, Inc. (the "Adviser"), serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are affected at current market prices. During the year ended March 31, 2018, the Fund did not engage in cross trade activity.

The accompanying notes are an integral part of these financial statements.

22 Pioneer Fundamental Growth Fund | Annual Report | 3/31/18

At March 31, 2018, the net unrealized appreciation on investments based on cost for federal tax purposes of $4,521,420,569 was as follows:

    Aggregate gross unrealized appreciation for all investments in
      which there is an excess of value over tax cost                           $1,676,271,287

    Aggregate gross unrealized depreciation for all investments in
      which there is an excess of tax cost over value                              (54,010,502)
                                                                                --------------
    Net unrealized appreciation                                                 $1,622,260,785
                                                                                ==============

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

     Level 1 - quoted prices in active markets for identical securities.

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of March 31, 2018, in valuing the Fund's investments.

----------------------------------------------------------------------------------------------
                             Level 1               Level 2            Level 3   Total
----------------------------------------------------------------------------------------------
Common Stocks                $6,071,774,064        $        --        $--       $6,071,774,064
U.S. Government and
 Agency Obligation                       --         19,997,290         --           19,997,290
Repurchase Agreements                    --         51,910,000         --           51,910,000
----------------------------------------------------------------------------------------------
Total Investments in
Securities                   $6,071,774,064        $71,907,290        $--       $6,143,681,354
==============================================================================================

During the year ended March 31, 2018, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/18 23

Statement of Assets and Liabilities | 3/31/18

ASSETS:
Investments in unaffiliated issuers, at value (cost $4,515,804,258)  $6,143,681,354
   Cash                                                                  10,854,379
   Receivables --
      Investment securities sold                                         46,081,612
      Fund shares sold                                                   10,880,215
      Dividends                                                           4,142,049
      Interest                                                                7,630
   Due from the Adviser                                                       2,097
   Other assets                                                              74,334
------------------------------------------------------------------------------------
         Total assets                                                $6,215,723,670
------------------------------------------------------------------------------------
LIABILITIES:
   Payables --
      Investment securities purchased                                $   25,930,336
      Fund shares repurchased                                             9,376,626
   Due to affiliates                                                        640,229
   Accrued expenses                                                       1,730,431
------------------------------------------------------------------------------------
         Total liabilities                                           $   37,677,622
------------------------------------------------------------------------------------
NET ASSETS:
   Paid-in capital                                                   $4,504,515,370
   Undistributed net investment income                                    6,912,515
   Accumulated net realized gain on investments                          38,741,067
   Net unrealized appreciation on investments                         1,627,877,096
------------------------------------------------------------------------------------
         Net assets                                                  $6,178,046,048
------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
   Class A (based on $1,195,674,181/52,761,391 shares)               $        22.66
   Class C (based on $473,154,109/22,828,654 shares)                 $        20.73
   Class K (based on $614,710,204 /27,102,712 shares)                $        22.68
   Class R (based on $124,614,339/5,586,700 shares)                  $        22.31
   Class Y (based on $3,769,893,215/164,878,075 shares)              $        22.86
MAXIMUM OFFERING PRICE:
   Class A ($22.66 (divided by) 94.25%)                              $        24.04
====================================================================================

The accompanying notes are an integral part of these financial statements.

24 Pioneer Fundamental Growth Fund | Annual Report | 3/31/18

Statement of Operations

For the Year Ended 3/31/18

INVESTMENT INCOME:
   Dividends from unaffiliated issuers                    $81,109,012
   Interest from unaffiliated issuers                       1,063,155
------------------------------------------------------------------------------------
         Total investment income                                       $ 82,172,167
====================================================================================
EXPENSES:
   Management fees                                        $37,131,427
   Administrative expense                                   1,662,964
   Transfer agent fees
     Class A                                                2,319,407
     Class C                                                  385,374
     Class K                                                    8,866
     Class R                                                  376,186
     Class Y                                                4,104,486
   Distribution fees
     Class A                                                3,145,472
     Class C                                                4,793,750
     Class R                                                  703,966
   Shareowner communications expense                          341,926
   Custodian fees                                              76,440
   Registration fees                                          340,923
   Professional fees                                          179,180
   Printing expense                                            70,680
   Trustees' fees                                             277,755
   Insurance expense                                           71,128
   Miscellaneous                                               78,083
------------------------------------------------------------------------------------
     Total expenses                                                    $ 56,068,013
------------------------------------------------------------------------------------
     Less fees waived and expenses reimbursed by Adviser                    (94,237)
------------------------------------------------------------------------------------
     Net expenses                                                      $ 55,973,776
------------------------------------------------------------------------------------
         Net investment income                                         $ 26,198,391
------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain on investments                                    $255,805,911
   Change in net unrealized appreciation (depreciation)
     on investments                                                    $524,705,611
------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on investments              $780,511,522
------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations                $806,709,913
====================================================================================

The accompanying notes are an integral part of these financial statements.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/18 25

Statements of Changes in Net Assets

----------------------------------------------------------------------------------------------
                                                            Year Ended        Year Ended
                                                            3/31/18           3/31/17*
----------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                $    26,198,391   $    23,782,066
Net realized gain (loss) on investments                         255,805,911       156,719,815
Change in net unrealized appreciation (depreciation)
  on investments                                                524,705,611       367,209,601
----------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations  $   806,709,913   $   547,711,482
----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.04 and $0.06 per share, respectively)     $    (2,209,305)  $    (3,454,370)
      Class K ($0.14 and $0.13 per share, respectively)          (3,447,604)       (1,872,933)
      Class R ($-- and $0.01 per share, respectively)                    --           (67,393)
      Class Y ($0.11 and $0.11 per share, respectively)         (18,936,504)      (17,013,709)
Net realized gain:
      Class A ($1.01 and $0.37 per share, respectively)         (54,908,904)      (21,901,386)
      Class C ($1.01 and $0.37 per share, respectively)         (22,632,886)       (8,702,792)
      Class K ($1.01 and $0.37 per share, respectively)         (23,722,470)       (5,095,362)
      Class R ($1.01 and $0.37 per share, respectively)          (6,472,545)       (1,980,050)
      Class Y ($1.01 and $0.37 per share, respectively)        (164,530,581)      (52,838,090)
----------------------------------------------------------------------------------------------
           Total distributions to shareowners               $  (296,860,799)  $  (112,926,085)
----------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                           $ 1,890,199,140   $ 2,907,428,317
Reinvestment of distributions                                   265,460,390        95,432,134
Cost of shares repurchased                                   (1,851,632,022)   (1,635,411,826)
----------------------------------------------------------------------------------------------
      Net increase in net assets resulting from
           Fund share transactions                          $   304,027,508   $ 1,367,448,625
----------------------------------------------------------------------------------------------
      Net increase in net assets                            $   813,876,622   $ 1,802,234,022
NET ASSETS:
Beginning of year                                           $ 5,364,169,426   $ 3,561,935,404
----------------------------------------------------------------------------------------------
End of year                                                 $ 6,178,046,048   $ 5,364,169,426
----------------------------------------------------------------------------------------------
Undistributed net investment income                         $     6,912,515   $     5,307,537
==============================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

The accompanying notes are an integral part of these financial statements.

26 Pioneer Fundamental Growth Fund | Annual Report | 3/31/18

------------------------------------------------------------------------------------------------------------
                                              Year Ended    Year Ended         Year Ended    Year Ended
                                              3/31/18       3/31/18            3/31/17       3/31/17
                                              Shares        Amount             Shares*       Amount*
------------------------------------------------------------------------------------------------------------
Class A
Shares sold                                    13,806,968   $   306,540,567     28,290,513   $  548,519,293
Reinvestment of distributions                   2,165,560        48,482,692      1,134,495       21,758,157
Less shares repurchased                       (21,209,461)     (475,551,238)   (23,684,612)    (464,790,618)
------------------------------------------------------------------------------------------------------------
      Net increase (decrease)                  (5,236,933)  $  (120,527,979)     5,740,396   $  105,486,832
============================================================================================================
Class C
Shares sold                                     3,917,788   $    80,229,794      8,891,081   $  159,283,437
Reinvestment of distributions                     964,970        19,762,588        407,641        7,194,885
Less shares repurchased                        (6,336,780)     (129,776,814)    (5,248,783)     (94,992,423)
------------------------------------------------------------------------------------------------------------
      Net increase (decrease)                  (1,454,022)  $   (29,784,432)     4,049,939   $   71,485,899
============================================================================================================
Class K
Shares sold                                    13,324,965   $   299,047,406     14,720,842   $  287,184,419
Reinvestment of distributions                   1,163,910        26,160,337        322,783        6,217,263
Less shares repurchased                        (5,504,088)     (124,406,560)    (3,862,478)     (75,263,475)
------------------------------------------------------------------------------------------------------------
      Net increase                              8,984,787   $   200,801,183     11,181,147   $  218,138,207
============================================================================================================
Class R
Shares sold                                     2,589,007   $    55,874,837      2,975,998   $   56,835,178
Reinvestment of distributions                     203,945         4,488,824         62,318        1,175,352
Less shares repurchased                        (2,960,660)      (65,982,881)    (1,522,340)     (29,269,528)
------------------------------------------------------------------------------------------------------------
      Net increase (decrease)                    (167,708)  $    (5,619,220)     1,515,976   $   28,741,002
============================================================================================================
Class Y
Shares sold                                    51,292,560   $ 1,148,506,536     94,425,176   $1,855,605,990
Reinvestment of distributions                   7,355,824       166,565,949      3,046,171       59,086,477
Less shares repurchased                       (46,433,917)   (1,055,914,529)   (49,292,166)    (971,095,782)
------------------------------------------------------------------------------------------------------------
      Net increase                             12,214,467   $   259,157,956     48,179,181   $  943,596,685
============================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/18 27

Financial Highlights

----------------------------------------------------------------------------------------------------------------------------
                                                             Year           Year           Year         Year       Year
                                                             Ended          Ended          Ended        Ended      Ended
                                                             3/31/18        3/31/17*       3/31/16*     3/31/15*   3/31/14
----------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $    20.78     $    19.00     $  19.06     $  16.66   $  14.33
----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $     0.06(a)  $     0.08(a)  $   0.07(a)  $   0.06   $   0.06
   Net realized and unrealized gain (loss) on investments          2.87           2.13         0.70         2.86       2.95
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $     2.93     $     2.21     $   0.77     $   2.92   $   3.01
----------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $    (0.04)    $    (0.06)    $  (0.05)    $  (0.05)  $  (0.06)
   Net realized gain                                              (1.01)         (0.37)       (0.78)       (0.47)     (0.62)
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $    (1.05)    $    (0.43)    $  (0.83)    $  (0.52)  $  (0.68)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $     1.88     $     1.78     $  (0.06)    $   2.40   $   2.33
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $    22.66     $    20.78     $  19.00     $  19.06   $  16.66
============================================================================================================================
Total return (b)                                                  14.16%         11.78%        4.00%       17.60%     21.16%
Ratio of net expenses to average net assets                        1.09%          1.09%        1.09%        1.09%      1.08%
Ratio of net investment income (loss) to average net assets        0.25%          0.39%        0.38%        0.38%      0.46%
Portfolio turnover rate                                              38%            23%          13%          12%        21%
Net assets, end of period (in thousands)                     $1,195,674     $1,205,124     $992,927     $796,689   $644,527
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                            1.10%          1.09%        1.11%        1.13%      1.13%
   Net investment income (loss) to average net assets              0.24%          0.39%        0.36%        0.34%      0.41%
============================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based upon the average shares outstanding for the periods presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Fundamental Growth Fund | Annual Report | 3/31/18

----------------------------------------------------------------------------------------------------------------------------------
                                                    Year              Year              Year              Year         Year
                                                    Ended             Ended             Ended             Ended        Ended
                                                    3/31/18           3/31/17*          3/31/16*          3/31/15*     3/31/14
----------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                $   19.17         $   17.63         $   17.81         $   15.66    $   13.55
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                     $   (0.08)(a)(b)  $   (0.05)(a)(b)  $   (0.05)(a)(b)  $   (0.03)   $   (0.04)
   Net realized and unrealized gain (loss)
      on investments                                     2.65              1.96              0.65              2.65         2.77
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations  $    2.57         $    1.91         $    0.60         $    2.62    $    2.73
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                            $      --         $      --         $      --         $      --    $      --
   Net realized gain                                    (1.01)            (0.37)            (0.78)            (0.47)       (0.62)
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 $   (1.01)        $   (0.37)        $   (0.78)        $   (0.47)   $   (0.62)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value          $    1.56         $    1.54         $   (0.18)        $    2.15    $    2.11
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $   20.73         $   19.17         $   17.63         $   17.81    $   15.66
==================================================================================================================================
Total return (c)                                        13.46%            10.98%             3.29%            16.81%       20.29%
Ratio of net expenses to average net assets              1.74%             1.77%             1.77%             1.79%        1.83%
Ratio of net investment income (loss) to average
   net assets                                           (0.40)%           (0.30)%           (0.29)%           (0.32)%      (0.28)%
Portfolio turnover rate                                    38%               23%               13%               12%          21%
Net assets, end of period (in thousands)            $ 473,154         $ 465,545         $ 356,675         $ 246,593    $ 174,565
==================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based upon the average shares outstanding for the periods presented.

(b) The amount shown for a share outstanding does not correspond with net investment income on the Statement of Operations for the period due to timing of the sales and repurchase of shares.

(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/18 29

----------------------------------------------------------------------------------------------------------------------
                                                             Year         Year         Year         Year      Year
                                                             Ended        Ended        Ended        Ended     Ended
                                                             3/31/18      3/31/17*     3/31/16*     3/31/15*  3/31/14
----------------------------------------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                         $  20.79     $  19.00     $  19.05     $ 16.64   $ 14.30
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.16(a)  $   0.16(a)  $   0.15(a)  $  0.16   $  0.06
   Net realized and unrealized gain (loss) on investments        2.88         2.13         0.70        2.84      3.01
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   3.04     $   2.29     $   0.85     $  3.00   $  3.07
----------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $  (0.14)    $  (0.13)    $  (0.12)    $ (0.12)  $ (0.11)
   Net realized gain                                            (1.01)       (0.37)       (0.78)      (0.47)    (0.62)
----------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (1.15)    $  (0.50)    $  (0.90)    $ (0.59)  $ (0.73)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   1.89     $   1.79     $  (0.05)    $  2.41   $  2.34
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  22.68     $  20.79     $  19.00     $ 19.05   $ 16.64
======================================================================================================================
Total return (b)                                                14.68%       12.24%        4.43%      18.11%    21.61%
Ratio of net expenses to average net assets                      0.66%        0.67%        0.67%       0.69%     0.71%
Ratio of net investment income (loss) to average net assets      0.69%        0.81%        0.80%       0.81%     0.85%
Portfolio turnover rate                                            38%          23%          13%         12%       21%
Net assets, end of period (in thousands)                     $614,710     $376,708     $131,813     $97,063   $31,501
======================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based upon the average shares outstanding for the periods presented.

(b) Assumes initial Investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Fundamental Growth Fund | Annual Report | 3/31/18

-------------------------------------------------------------------------------------------------------------------------------
                                                              Year              Year         Year        Year          Year
                                                              Ended             Ended        Ended       Ended         Ended
                                                              3/31/18           3/31/17*     3/31/16*    3/31/15*      3/31/14
-------------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                          $   20.49         $  18.76     $ 18.86     $  16.50      $ 14.25
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                               $   (0.01)(a)(b)  $   0.01(a)  $  0.02(a)  $  (0.00)(c)  $  0.01
   Net realized and unrealized gain (loss) on investments          2.84             2.10        0.69         2.83         2.94
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $    2.83         $   2.11     $  0.71     $   2.83      $  2.95
-------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                      $      --         $  (0.01)    $ (0.03)    $     --      $ (0.08)
   Net realized gain                                              (1.01)           (0.37)      (0.78)       (0.47)       (0.62)
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           $   (1.01)        $  (0.38)    $ (0.81)    $  (0.47)     $ (0.70)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $    1.82         $   1.73     $ (0.10)    $   2.36      $  2.25
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $   22.31         $  20.49     $ 18.76     $  18.86      $ 16.50
===============================================================================================================================
Total return (d)                                                  13.87%           11.41%       3.70%       17.23%       20.84%
Ratio of net expenses to average net assets                        1.40%            1.40%       1.40%        1.40%        1.39%
Ratio of net investment income (loss) to average net assets       (0.05)%           0.08%       0.10%        0.05%        0.18%
Portfolio turnover rate                                              38%              23%         13%          12%          21%
Net assets, end of period (in thousands)                      $ 124,614         $117,931     $79,519     $ 37,285      $40,703
Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                            1.42%            1.41%       1.43%        1.52%        1.39%
   Net investment income (loss) to average net assets             (0.07)%           0.07%       0.07%       (0.07)%       0.18%
===============================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based upon the average shares outstanding for the periods presented.

(b) The amount shown for a share outstanding does not correspond with net investment income on the Statement of Operations for the period due to timing of the sales and repurchase of shares.

(c)  Amount rounds to less then $0.01 or $(0.01) per share.

(d) Assumes initial Investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/18 31

--------------------------------------------------------------------------------------------------------------------------------
                                                             Year           Year           Year           Year         Year
                                                             Ended          Ended          Ended          Ended        Ended
                                                             3/31/18        3/31/17*       3/31/16*       3/31/15*     3/31/14
--------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $    20.95     $    19.15     $    19.20     $    16.77   $  14.41
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $     0.13(a)  $     0.14(a)  $     0.13(a)  $     0.10   $   0.10
   Net realized and unrealized gain (loss) on investments          2.90           2.14           0.71           2.90       2.97
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $     3.03     $     2.28     $     0.84     $     3.00   $   3.07
--------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $    (0.11)    $    (0.11)    $    (0.11)    $    (0.10)  $  (0.09)
   Net realized gain                                              (1.01)         (0.37)         (0.78)         (0.47)     (0.62)
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $    (1.12)    $    (0.48)    $    (0.89)    $    (0.57)  $  (0.71)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $     1.91     $     1.80     $    (0.05)    $     2.43   $   2.36
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $    22.86     $    20.95     $    19.15     $    19.20   $  16.77
================================================================================================================================
Total return (b)                                                  14.54%         12.11%          4.29%         17.98%     21.44%
Ratio of net expenses to average net assets                        0.77%          0.77%          0.79%          0.80%      0.82%
Ratio of net investment income (loss) to average net assets        0.58%          0.71%          0.70%          0.68%      0.72%
Portfolio turnover rate                                              38%            23%            13%            12%        21%
Net assets, end of period (in thousands)                     $3,769,893     $3,198,861     $2,001,002     $1,263,594   $842,680
================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based upon the average shares outstanding for the periods presented.

(b) Assumes initial Investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Fundamental Growth Fund | Annual Report | 3/31/18

Notes to Financial Statements | 3/31/18

1. Organization and Significant Accounting Policies

Pioneer Fundamental Growth Fund (the "Fund") is one of three portfolios comprising Pioneer Series Trust X, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term capital growth.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Fund's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Fund's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. (the "Adviser") and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc. (the "Distributor").

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/18 33

In October 2016, the Securities and Exchange Commission ("SEC") released its Final Rule on Investment Company Reporting Modernization. In addition to introducing two new regulatory reporting forms (Form N-PORT and Form N-CEN), the Final Rule amends Regulation S-X, which impacts financial statement presentation, particularly related to the presentation of derivative investments. The Fund's financial statements were prepared in compliance with the amendments to Regulation S-X.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") that require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

34 Pioneer Fundamental Growth Fund | Annual Report | 3/31/18

     Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

     Securities for which independent pricing services or broker dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

     At March 31, 2018, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/18 35

     Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

     Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of March 31, 2018, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of distributions paid during the years ended March 31, 2018 and March 31, 2017 were as follows:

--------------------------------------------------------------------------------
                                                       2018                 2017
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                $ 36,554,386         $ 22,408,405
Long-term capital gain                          260,306,413           90,517,680
--------------------------------------------------------------------------------
     Total                                     $296,860,799         $112,926,085
================================================================================

36 Pioneer Fundamental Growth Fund | Annual Report | 3/31/18

     The following shows the components of distributable earnings on a federal income tax basis at March 31, 2018:

--------------------------------------------------------------------------------
                                                                            2018
--------------------------------------------------------------------------------
Distributable earnings:
Undistributed ordinary income                                     $   12,277,479
Undistributed long-term capital gain                                  38,992,414
Unrealized appreciation                                            1,622,260,785
--------------------------------------------------------------------------------
     Total                                                        $1,673,530,678
================================================================================

     The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales and tax basis adjustments on common stock.

D.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. The Distributor, the principal underwriter for the Fund, earned $264,480 in underwriting commissions on the sale of Class A shares during the year ended March 31, 2018.

E.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

F.   Risks

     The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/18 37 sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

     Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

     With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund's adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund's transfer agent. In addition, many beneficial owners of fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the fund's service providers or intermediaries have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with the Fund's ability to calculate its NAV, impediments to trading, the inability of fund shareholders to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareholder information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

38 Pioneer Fundamental Growth Fund | Annual Report | 3/31/18

G.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian or a sub-custodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities. Open repurchase agreements as of March 31, 2018 are disclosed in the Fund's Schedule of Investments.

2. Management Agreement

The Adviser manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $1 billion and 0.60% on assets over $1 billion. For the year ended March 31, 2018, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.61% of the Fund's average daily net assets.

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 1.09%, 1.40% and 0.83% of the average daily net assets attributable to Class A, Class R, and Class Y shares, respectively. Class C and Class K shares do not have an expense limitation. Fees waived and expenses reimbursed during the year ended March 31, 2018 are reflected on the Statement of Operations. These expense limitations are in effect through August 1, 2019. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/18 39

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $526,879 in management fees, administrative costs and certain other reimbursements payable to the Adviser at March 31, 2018.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings and outgoing phone calls. For the year ended March 31, 2018, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareowners Communications:
--------------------------------------------------------------------------------
Class A                                                                 $ 96,842
Class C                                                                   50,543
Class K                                                                   12,704
Class R                                                                    4,513
Class Y                                                                  177,324
--------------------------------------------------------------------------------
  Total                                                                 $341,926
================================================================================

4. Distribution and Service Plans

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares (the "Plan"). Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $113,350 in distribution fees payable to the Distributor at March 31, 2018.

40 Pioneer Fundamental Growth Fund | Annual Report | 3/31/18

The Fund also has adopted a separate service plan for Class R shares ("Service Plan"). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class K, Class R and Class Y shares) may be subject to a contingent deferred sales charge ("CDSC"). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended March 31, 2018, CDSCs in the amount of $106,676 were paid to the Distributor.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the "Funds"), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The Fund participates in a credit facility that is in the amount of $195 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate ("LIBOR") plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date or (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended March 31, 2018, the Fund had no borrowings under the credit facility.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/18 41

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust X and
the Shareholders of Pioneer Fundamental Growth Fund:
--------------------------------------------------------------------------------
Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Fundamental Growth Fund (the "Fund") (one of the funds constituting Pioneer Series Trust X (the "Trust")), including the schedule of investments, as of March 31, 2018, and the related statements of operations, changes in net assets and the financial highlights for the year then ended and the related notes and the financial highlights for the year ended March 31, 2014 (collectively referred to as the "financial statements"). The statement of changes in net assets for the year ended March 31, 2017 and the financial highlights for the periods ended March 31, 2015, March 31, 2016 and March 31, 2017 were audited by another independent registered public accounting firm whose report, dated May 26, 2017, expressed an unqualified opinion on the statement of changes in net assets and those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Fundamental Growth Fund (one of the funds constituting Pioneer Series Trust X) at March 31, 2018, the results of its operations, the changes in its net assets, and the financial highlights for the year ended and the financial highlights for the year ended March 31, 2014, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.
Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial

42 Pioneer Fundamental Growth Fund | Annual Report | 3/31/18 reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
We have served as the Trust's auditor since 2017.
May 29, 2018

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/18 43

ADDITIONAL INFORMATION (unaudited)

For the year ended March 31, 2017, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2018 form 1099-DIV.

The qualifying percentage of the Fund's ordinary income dividends for the purpose of the corporate dividends received deduction was 100.00%.

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Fund's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP ("D&T"), the Fund's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Fund upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Fund's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Fund's independent registered public accounting firm, including the Fund's two most recent fiscal years, D&T's reports on the Fund's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

44 Pioneer Fundamental Growth Fund | Annual Report | 3/31/18

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged a new independent registered public accounting firm, Ernst & Young LLP ("EY").

Prior to its engagement, EY had advised the Fund's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment adviser or investment banking services). None of the foregoing services involved the Fund, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Fund, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/18 45

Trustees, Officers and Service Providers

Investment Adviser
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 44 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

46 Pioneer Fundamental Growth Fund | Annual Report | 3/31/18

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                 Other Directorships
Position Held With the Fund    Length of Service       Principal Occupation                       Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (67)           Trustee since 2006.     Private investor (2004 - 2008 and 2013     Director, Broadridge Financial
Chairman of the Board          Serves until a          - present); Chairman (2008 - 2013) and     Solutions, Inc. (investor
and Trustee                    successor trustee is    Chief Executive Officer (2008 - 2012),     communications and securities
                               elected or earlier      Quadriserv, Inc. (technology products      processing provider for
                               retirement or           for securities lending industry); and      financial services industry)
                               removal.                Senior Executive Vice President, The       (2009 - present); Director,
                                                       Bank of New York (financial and            Quadriserv, Inc. (2005 - 2013);
                                                       securities services) (1986 - 2004)         and Commissioner, New Jersey
                                                                                                  State Civil Service Commission
                                                                                                  (2011 - 2015)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (74)             Trustee since 2005.     Managing Partner, Federal City Capital     Director of New York Mortgage
Trustee                        Serves until a          Advisors (corporate advisory services      Trust (publicly-traded mortgage
                               successor trustee is    company) (1997 - 2004 and 2008 -           REIT) (2004 - 2009, 2012 -
                               elected or earlier      present); Interim Chief Executive          present); Director of The Swiss
                               retirement or           Officer, Oxford Analytica, Inc.            Helvetia Fund, Inc. (closed-end
                               removal.                (privately held research and consulting    fund) (2010 - present);
                                                       company) (2010); Executive Vice            Director of Oxford Analytica,
                                                       President and Chief Financial Officer,     Inc. (2008 - present); and
                                                       I-trax, Inc. (publicly traded health       Director of Enterprise
                                                       care services company) (2004 - 2007);      Community Investment, Inc.
                                                       and Executive Vice President and Chief     (privately-held affordable
                                                       Financial Officer, Pedestal Inc.           housing finance company) (1985
                                                       (internet-based mortgage trading           - 2010)
                                                       company) (2000 - 2002); Private
                                                       Consultant (1995 - 1997); Managing
                                                       Director, Lehman Brothers (1992 -
                                                       1995); and Executive, The World
                                                       Bank(1979 - 1992)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (73)      Trustee since 2008.     William Joseph Maier Professor of          Trustee, Mellon Institutional
Trustee                        Serves until a          Political Economy, Harvard University      Funds Investment Trust and
                               successor trustee is    (1972 - present)                           Mellon Institutional Funds
                               elected or earlier                                                 Master Portfolio (oversaw 17
                               retirement or                                                      portfolios in fund complex)
                               removal.                                                           (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/18 47

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                 Other Directorships
Position Held With the Fund    Length of Service       Principal Occupation                       Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (70)      Trustee since 2002.     Founding Director, Vice-President and      None
Trustee                        Serves until a          Corporate Secretary, The Winthrop
                               successor trustee is    Group, Inc. (consulting firm) (1982 -
                               elected or earlier      present); Desautels Faculty of
                               retirement or           Management, McGill University (1999 -
                               removal.                2017); and Manager of Research
                                                       Operations and Organizational Learning,
                                                       Xerox PARC, Xerox's advance research
                                                       center (1990 - 1994)
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (61)       Trustee since 2017.     Chief Investment Officer, 1199 SEIU        None
Trustee                        (Advisory Trustee       Funds (healthcare workers union pension
                               from 2014 - 2017)       funds) (2001 - present); Vice President
                               Serves until a          - International Investments Group,
                               successor trustee is    American International Group, Inc.
                               elected or earlier      (insurance company) (1993 - 2001); Vice
                               retirement or           President, Corporate Finance and
                               removal.                Treasury Group, Citibank, N.A. (1980 -
                                                       1986 and 1990 - 1993); Vice President -
                                                       Asset/Liability Management Group,
                                                       Federal Farm Funding Corporation
                                                       (government-sponsored issuer of debt
                                                       securities) (1988 - 1990); Mortgage
                                                       Strategies Group, Shearson Lehman
                                                       Hutton, Inc. (investment bank) (1987 -
                                                       1988); and Mortgage Strategies Group,
                                                       Drexel Burnham Lambert, Ltd.
                                                       (investment bank) (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (69)       Trustee since 2002.     President and Chief Executive Officer,     Director of New America High
Trustee                        Serves until a          Newbury Piret Company (investment          Income Fund, Inc. (closed-end
                               successor trustee is    banking firm) (1981 - present)             investment company) (2004 -
                               elected or earlier                                                 present); and Member, Board of
                               retirement or                                                      Governors, Investment Company
                               removal.                                                           Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (71)         Trustee since 2014.     Consultant (investment company             None
Trustee                        Serves until a          services) (2012 - present); Executive
                               successor trustee is    Vice President, BNY Mellon (financial
                               elected or earlier      and investment company services) (1969
                               retirement or           - 2012); Director, BNY International
                               removal.                Financing Corp. (financial services)
                                                       (2002 - 2012); and Director, Mellon
                                                       Overseas Investment Corp. (financial
                                                       services) (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

48 Pioneer Fundamental Growth Fund | Annual Report | 3/31/18

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                 Other Directorships
Position Held With the Fund    Length of Service       Principal Occupation                       Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (56)*            Trustee since 2017.     Director, CEO and President of Amundi      None
Trustee, President and Chief   Serves until a          Pioneer Asset Management USA, Inc.
Executive Officer              successor trustee is    (since September 2014); Director, CEO
                               elected or earlier      and President of Amundi Pioneer Asset
                               retirement or           Management, Inc. (since September
                               removal.                2014); Director, CEO and President of
                                                       Amundi Pioneer Distributor, Inc. (since
                                                       September 2014); Director, CEO and
                                                       President of Amundi Pioneer
                                                       Institutional Asset Management, Inc.
                                                       (since September 2014); Chair, Amundi
                                                       Pioneer Asset Management USA, Inc.,
                                                       Amundi Pioneer Distributor, Inc. and
                                                       Amundi Pioneer Institutional Asset
                                                       Management, Inc. (September 2014 -
                                                       2018); Managing Director, Morgan
                                                       Stanley Investment Management (2010 -
                                                       2013); and Director of Institutional
                                                       Business, CEO of International, Eaton
                                                       Vance Management (2005 - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (59)*        Trustee since 2014.     Director and Executive Vice President      None
Trustee                        Serves until a          (since 2008) and Chief Investment
                               successor trustee is    Officer, U.S. (since 2010) of Amundi
                               elected or earlier      Pioneer Asset Management USA, Inc.;
                               retirement or           Executive Vice President and Chief
                               removal.                Investment Officer, U.S. of Amundi
                                                       Pioneer (since 2008); Executive Vice
                                                       President of Amundi Pioneer
                                                       Institutional Asset Management, Inc.
                                                       (since 2009); and Portfolio Manager of
                                                       Amundi Pioneer (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/18 49

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                 Other Directorships
Position Held With the Fund    Length of Service       Principal Occupation                       Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (53)     Since 2003. Serves at   Vice President and Associate General       None
Secretary and Chief Legal      the discretion of the   Counsel of Amundi Pioneer since January
Officer                        Board.                  2008; Secretary and Chief Legal Officer
                                                       of all of the Pioneer Funds since June
                                                       2010; Assistant Secretary of all of the
                                                       Pioneer Funds from September 2003 to
                                                       May 2010; and Vice President and Senior
                                                       Counsel of Amundi Pioneer from July
                                                       2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (57)         Since 2010. Serves at   Fund Governance Director of Amundi         None
Assistant Secretary            the discretion of the   Pioneer since December 2006 and
                               Board.                  Assistant Secretary of all the Pioneer
                                                       Funds since June 2010; Manager - Fund
                                                       Governance of Amundi Pioneer from
                                                       December 2003 to November 2006; and
                                                       Senior Paralegal of Amundi Pioneer from
                                                       January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (55)              Since 2010. Serves at   Senior Counsel of Amundi Pioneer since     None
Assistant Secretary            the discretion of the   May 2013 and Assistant Secretary of all
                               Board.                  the Pioneer Funds since June 2010; and
                                                       Counsel of Amundi Pioneer from June
                                                       2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (58)           Since 2008. Serves at   Vice President - Fund Treasury of          None
Treasurer and Chief            the discretion of the   Amundi Pioneer; Treasurer of all of the
Financial and Accounting       Board.                  Pioneer Funds since March 2008; Deputy
Officer                                                Treasurer of Amundi Pioneer from March
                                                       2004 to February 2008; and Assistant
                                                       Treasurer of all of the Pioneer Funds
                                                       from March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (52)          Since 2002. Serves at   Director - Fund Treasury of Amundi         None
Assistant Treasurer            the discretion of the   Pioneer; and Assistant Treasurer of all
                               Board.                  of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------

50 Pioneer Fundamental Growth Fund | Annual Report | 3/31/18

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                 Other Directorships
Position Held With the Fund    Length of Service       Principal Occupation                       Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (59)             Since 2002. Serves at   Fund Accounting Manager - Fund Treasury    None
Assistant Treasurer            the discretion of the   of Amundi Pioneer; and Assistant
                               Board.                  Treasurer of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (38)          Since 2009. Serves at   Fund Administration Manager - Fund         None
Assistant Treasurer            the discretion of the   Treasury of Amundi Pioneer since
                               Board.                  November 2008; Assistant Treasurer of
                                                       all of the Pioneer Funds since January
                                                       2009; and Client Service Manager -
                                                       Institutional Investor Services at
                                                       State Street Bank from March 2003 to
                                                       March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (65)           Since 2010. Serves at   Chief Compliance Officer of Amundi         None
Chief Compliance Officer       the discretion of the   Pioneer and of all the Pioneer Funds
                               Board.                  since March 2010; Chief Compliance
                                                       Officer of Amundi Pioneer Institutional
                                                       Asset Management, Inc. since January
                                                       2012; Chief Compliance Officer of
                                                       Vanderbilt Capital Advisors, LLC since
                                                       July 2012: Director of Adviser and
                                                       Portfolio Compliance at Amundi Pioneer
                                                       since October 2005; and Senior
                                                       Compliance Officer for Columbia
                                                       Management Advisers, Inc. from October
                                                       2003 to October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (47)           Since 2006. Serves at   Vice President - Investor Services         None
Anti-Money Laundering          the discretion of the   Group of Amundi Pioneer and Anti-Money
Officer                        Board.                  Laundering Officer of all the Pioneer
                                                       Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/18 51

                          This page is for your notes.

52 Pioneer Fundamental Growth Fund | Annual Report | 3/31/18

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO]  Amundi Pioneer
        ==============
      ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com

Securities offered through Amundi Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2018 Amundi Pioneer Asset Management 19341-12-0518

                         Pioneer Multi-Asset
                         Ultrashort Income Fund

--------------------------------------------------------------------------------
                         Annual Report | March 31, 2018
--------------------------------------------------------------------------------

                         Ticker Symbols:
                         Class A     MAFRX
                         Class C     MCFRX
                         Class C2    MAUCX
                         Class K     MAUKX
                         Class Y     MYFRX

                         [LOGO]   Amundi Pioneer
                                  ==============
                                ASSET MANAGEMENT
                        visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               17

Schedule of Investments                                                       19

Financial Statements                                                         109

Notes to Financial Statements                                                118

Report of Independent Registered Public Accounting Firm                      129

Additional Information                                                       131

Trustees, Officers and Service Providers                                     133

          Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18 1

President's Letter

While 2017 delivered strong positive performance, 2018, thus far, has introduced market volatility. Equity and fixed-income markets pulled back in the first quarter of this year, as the Standard & Poor's 500 Index and the Bloomberg Barclays U.S. Aggregate Bond Index both finished in negative territory, returning -0.76% and -1.46%, respectively, for the three-month period ended March 31, 2018. Concerns about the sustainability of the pace of economic growth, extended equity valuations, and rising interest rates drove a significant stock market sell-off beginning in late January, approaching correction levels. The market did recover from its initial slump, but this year's significant fluctuations have served to remind investors that even the strongest "bulls" cannot run forever. Within fixed income, rising interest rates helped drive down returns of most asset classes in the first quarter, though floating-rate sectors such as bank loans fared well in the rising-rate environment.

Our view is that the first-quarter pause in the market's near-continuous upward momentum over the previous 15 months, dating back to the final quarter of 2016, presents an opportunity for investors to enter the market at healthier valuation levels. We believe fundamentals are still quite positive, yet also believe that caution is warranted given that the market remains vulnerable to corrections. Some areas, such as growth stocks, appear expensive, but we do see opportunity in value stocks, with prices supported by better corporate earnings due to the recent tax reforms in the U.S. as well as robust, nominal gross domestic product
(GDP) growth. In fact, GDP growth in the U.S. rose to close to or better than 3% over the final three quarters of 2017, and it is anticipated that GDP growth in the first quarter of 2018 will exceed 2%.

In the fixed-income markets, we believe investors should consider positioning their portfolios to defend against rising interest rates, with underweight positions in U.S. Treasuries. We see more attractive valuations within structured investment vehicles, such as mortgage-backed securities (MBS) in both the agency and non-agency residential MBS sectors, as fundamentals within the U.S. housing market remain positive. We believe that agency MBS, in particular, offer investors reasonable value.

Since 1928, the foundation of Amundi Pioneer's investment approach has been active management, which is especially important during periods of market volatility. We believe investors can benefit from the experience and tenure of our investment teams who make active and informed decisions across our funds. In fact, the Pioneer Fund, the third-oldest mutual fund in the U.S., recently celebrated its 90th birthday. We believe the Fund serves as an important ambassador of our time-tested value style of investing and our early focus on understanding the benefits of investing in companies with sustainable

2 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18 business models. Over its nine decades of existence - a time period that included a Great Depression, a devastating World War, a long Cold War, and enormous technological as well as societal changes - the Fund has been well-served by this investment approach.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
March 31, 2018

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

          Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18 3

Portfolio Management Discussion | 3/31/18

In the following interview, portfolio managers Charles Melchreit, Seth Roman, and Jonathan Sharkey discuss the factors that influenced the performance of Pioneer Multi-Asset Ultrashort Income Fund during the 12-month period ended March 31, 2018. Mr. Melchreit, Senior Managing Director, Deputy Head of Fixed Income, U.S., and a portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"); Mr. Roman, a vice president and a portfolio manager at Amundi Pioneer; and Mr. Sharkey, a senior vice president and a portfolio manager at Amundi Pioneer, are responsible for the day-to-day management of the Fund.

Q    How did the Fund perform during the 12-month period ended March 31, 2018?

A Pioneer Multi-Asset Ultrashort Income Fund's Class A shares returned 1.51% at net asset value (NAV) during the 12-month period ended March 31, 2018, while the Fund's benchmark, the ICE Bank of America Merrill Lynch 3-Month U.S. Dollar LIBOR Index (the ICE BofA ML Index), returned 1.21%. During the same period, the average return of the 178 mutual funds in Morningstar's Ultrashort Bond category was 1.25%.

Q Can you describe the market environment for fixed-income investors over the 12-month period ended March 31, 2018?

A For much of the period, credit-sensitive areas of the bond market, such as investment-grade and high-yield corporate bonds, continued to be supported by positive economic data and the Federal Reserve's (the Fed's) well-signaled and incremental steps towards interest-rate normalization through rate increases and the tapering of its balance sheet. The U.S. economy posted gross domestic product (GDP) growth in the 3% range over the last three quarters of 2017, against a backdrop of arguably full employment conditions. Credit-market sentiment received an additional boost as 2017 drew to a close with the passage of a U.S. tax reform package that included a lowering of the corporate tax rate and a window during which companies are permitted to accelerate the expensing of capital investments.

     The first quarter of 2018 saw an increase in market volatility for so-called risk assets, as January employment data surprised to the upside, leading the market to upwardly revise inflation expectations and also raising concerns that the Fed would feel compelled to accelerate the pace of its rate hikes. While sentiment stabilized fairly quickly, the markets soon received another jolt as the Trump administration threatened tariffs on imports from China, raising fears of a global trade war with the potential to undermine global economic growth.

4 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18

     Despite indications that inflation was running below its 2% target, the Fed implemented three rate hikes over the 12-month period, thus increasing the upper target range for the federal funds rate to 1.75%. In addition, in October of 2017, the Fed began the gradual tapering of its mortgage-backed security and Treasury holdings. The plan to reduce the Fed's balance sheet had been extensively foreshadowed, however, and so the market's reaction to the announcement of the actual launch date was muted.

     The U.S. Treasury curve flattened over the 12-month period, as yield increases were most significant on shorter maturities. To illustrate, the two-year Treasury yield rose from 1.27% to 2.27% for the period, the five-year Treasury yield rose a bit less, from 1.93% to 2.56%, and the 10-year Treasury yield rose even less than that, from 2.40% to 2.74%. In addition, the 30-year Treasury yield actually declined slightly over the 12 months. During the same period, the three-month ICE London Interbank Offered Rate (ICE LIBOR), a common baseline rate for loans and securities used on a global scale, rose from 1.15% to 2.31%.

Q Can you review the Fund's principal investment strategies during the 12-month period ended March 31, 2018, and how did those strategies affect the Fund's benchmark-relative performance?

A During the period, we continued to maintain a portfolio of investments that seeks to provide income, while also striving to protect shareholders' principal against a rise in market interest rates. That has entailed investing the portfolio in a wide range of mostly high-quality floating-rate securities as well as fixed-rate instruments with very short remaining maturities. Well over 90% of the Fund's investments are either allocated to floating-rate issues with interest rates tied to a short-term reference rate such as ICE LIBOR, or to fixed-rate issues with less than one year duration. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.)

     Unlike many other floating-rate vehicles, the Fund's allocations are focused primarily on investment-grade asset classes. At the same time, we do seek to take advantage of credit spreads, or the incremental yield available from issues that trade at a yield premium to Treasuries. In doing so, we seek at all times to maintain broadly diversified* portfolio exposures to a number of different spread sectors. We do not seek to take a stance with respect to overall portfolio duration and corresponding interest-rate sensitivity. At the end of the period the Fund's duration was 0.25 years.

     During the 12-month period, the portfolio's allocations to credit-based areas of the fixed-income market supported the Fund's outperformance of the benchmark ICE BofA ML Index. The leading positive contributors to

*    Diversification does not assure a profit nor protect against loss.

          Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18 5 the Fund's benchmark-relative performance during the period were its exposures to securitized assets, including asset-backed securities (ABS), commercial mortgage-backed securities (CMBS), and collateralized mortgage obligations (CMOs). Within those allocations, positive contributions were led by the portfolio's highly diversified ABS position, which comprises more than 15 sub-sectors. ABS valuations continued to be supported during the period by strong fundamentals driven by improvements in the employment backdrop. Conversely, an allocation to pass-through residential mortgage-backed securities (RMBS) detracted from the Fund's relative performance.

     The Fund's allocation to investment-grade corporate bonds was another positive contributor to benchmark-relative performance. Within investment-grade corporates, the Fund is significantly weighted toward financial issues, most notably U.S. banks, where the portfolio has diversified holdings across both money center and regional banks. We view those issuers as attractive, in part due to the more stringent regulations pertaining to the use of leverage that have been applied to the domestic banking sector in the years since the financial crisis. The Fund also has modest exposures to banks within Japan and select European markets.

     While we focus the portfolio's investments on the investment-grade sectors, we also include below-investment-grade asset categories where we believe the incremental income provides the portfolio with an attractive tradeoff between risk and reward. In that vein, a modest Fund position in leveraged bank loans made a positive contribution to relative returns during the period, as strong loan fundamentals and a low default rate supported the asset class. We have taken a cautious stance with respect to the loan market, as many higher-rated loans are trading above par (face) value, without call protection.

     In addition to the allocation to RMBS, other detractors from the Fund's benchmark-relative performance during the period included a position in event-linked securities sponsored by insurance companies looking to offload some of the risk of having to pay claims after a natural disaster. Event-linked issues, particularly "catastrophe" bonds, traded lower over the period in the wake of an active 2017 Atlantic hurricane season as well as earthquakes in Mexico and severe wild fires in California, all of which generated heavy damage claims. We expect to maintain a strategic allocation in the portfolio to catastrophe (cat) bonds, given the potential incremental income they provide as well as their very low correlation to other securities markets. We anticipate that yields on new event-linked securities issued in coming years will be attractive relative to recent history, as insurers will be seeking to recover their losses after 2017's numerous natural disasters.

6 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18

     While the Fund is managed with a focus on total return, we are mindful that many investors view the Fund as a source of liquidity in their portfolios. As such, we have continued to maintain significant portfolio liquidity to mitigate fluctuations in the Fund's net asset value (NAV).

     The Fund's NAV (Class A shares) began the 12-month period at $9.99, and stood at $9.95 as of March 31, 2018.

Q Can you discuss the factors that affected the Fund's income-generation (or yield), either positively or negatively, during the 12-month period ended March 31, 2018?

A Throughout the period, the majority of the Fund's assets were held in floating-rate issues with interest rates tied to ICE LIBOR or other short-term reference rates. The Fund's income benefited over the period as short-term ICE LIBOR rates rose in anticipation of the Fed's increasing its overnight lending rate.

Q Did you invest the Fund in any derivatives during the 12-month period ended March 31, 2018? If so, did the derivatives have an effect on performance?

A    No, we did not utilize derivatives during the period.

Q What is your assessment of the current investment climate for the Fund, and how have you positioned the Fund's portfolio based on that view?

A We believe that conditions remain supportive of credit-sector fundamentals, as reflected in strong corporate earnings and low unemployment. The Fed remains in tightening mode with regard to monetary policy, but we do not anticipate any acceleration in the pace of rate hikes that could unsettle credit markets. Moreover, further increases in the federal funds rate would put upward pressure on ICE LIBOR rates, and thus help the Fund's income generation.

     While we continue to view spread sectors as more attractive than U.S. Treasuries, credit spreads were notably tight by historical standards as of period-end. As a result, we are maintaining the portfolio's sensitivity to changes in credit spreads at a relatively low level as compared with past standards. As always, we are seeking to avoid assuming any risk for which the Fund may not be adequately compensated. In that vein, we are being careful not to reach for yield while also emphasizing significant liquidity within the portfolio.

     While the portfolio's sector allocations will shift around the margins to reflect our view of relative risk and reward, we continue to diversify Fund's portfolio broadly with respect to its allocation across asset categories.

          Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18 7

     In all investment environments, however, we will continue to seek to provide shareholders with higher income than cash vehicles, albeit with additional risk, while striving to provide a hedge against any future rise in market interest rates. (Please note that the Fund is not a money market fund.)

Please refer to the Schedule of Investments on pages 19-108 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Pioneer Multi-Asset Ultrashort Income Fund ("The Fund") has the ability to invest in a wide variety of debt securities.

The Fund may invest in underlying funds (including ETFs). In addition to the Fund's operating expenses, you will indirectly bear the operating expenses of investments in any underlying funds.

The Fund and some of the underlying funds may utilize strategies that have a leveraging effect on the Fund, which increases the volatility of investment returns and subjects the Fund to magnified losses if the Fund's or an underlying fund's investments decline in value.

The Fund and some of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The Fund may invest in inflation-linked securities. As inflationary expectations increase, inflation-linked securities may become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The Fund may invest in subordinated securities which may be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

The Fund may invest in floating-rate loans. The value of collateral, if any, securing a floating-rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate.

The Fund may invest in event-linked bonds. The return of principal and the payment of interest on event-linked bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude.

8 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18

The Fund may invest in zero-coupon bonds and payment-in-kind securities, which may be more speculative and fluctuate more in value than other fixed income securities. The accrual of income from these securities are payable as taxable annual dividends to shareholders.

Investments in equity securities are subject to price fluctuation.

International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed income securities generally falls.

The Fund may invest in mortgage-backed securities, which during times of fluctu-ating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

High yield bonds possess greater price volatility, illiquidity, and possibility of default.

There may be insufficient or illiquid collateral securing the floating rate loans held within the Fund. This may reduce the future redemption or recovery value of such loans.

The Fund may have disadvantaged access to confidential information that could be used to assess a loan issuer, as Amundi Pioneer normally seeks to avoid receiving material, non-public information.

Pioneer Multi-Asset Ultrashort Income Fund is not a money market fund.

These risks may increase share price volatility.

There is no assurance that these and other strategies used by the Fund or underlying funds will be successful.

Please see the prospectus for a more complete discussion of the Fund's risks.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

          Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18 9

Portfolio Summary | 3/31/18

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total investments)**

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Asset Backed Securities                                                   37.8%
Collateralized Mortgage Obligations                                       22.8%
U.S. Corporate Bonds                                                      16.9%
International Corporate Bonds                                             10.8%
U.S. Government and Agency Obligations                                     6.7%
Senior Secured Floating Rate Loan Interest                                 5.0%
Municipal Bond                                                             0.0%+

* Includes investments in Insurance-Linked Securities totaling 5.3% of total long-term holdings.

+    Amount rounds to less than 0.1%.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)**

 1. United States Treasury Floating Rate Note, 1.828% (3 Month Treasury
    Yield + 6 bps), 7/31/19                                                            1.25%
--------------------------------------------------------------------------------------------
 2. U.S. Treasury Notes, 1.908% (3 Month Treasury Yield + 14 bps), 1/31/19             1.08
--------------------------------------------------------------------------------------------
 3. U.S. Treasury Notes, 1.942% (3 Month Treasury Yield + 17 bps), 7/31/18             1.05
--------------------------------------------------------------------------------------------
 4. U.S. Treasury Notes, 1.938% (3 Month Treasury Yield + 17 bps), 10/31/18            1.05
--------------------------------------------------------------------------------------------
 5. U.S. Treasury Notes, 1.958% (3 Month Treasury Yield + 19 bps), 4/30/18             1.03
--------------------------------------------------------------------------------------------
 6. U.S. Treasury Notes, 1.838% (3 Month Treasury Yield + 7 bps), 4/30/19              0.86
--------------------------------------------------------------------------------------------
 7. Alamo Re, 6.538% (3 Month Treasury Bill + 481 bps), 6/7/18 (144A) (Cat Bond)       0.46
--------------------------------------------------------------------------------------------
 8. ABN AMRO Bank NV, 2.374% (3 Month USD LIBOR + 64 bps), 1/18/19 (144A)              0.38
--------------------------------------------------------------------------------------------
 9. DNB Bank ASA, 2.678% (3 Month USD LIBOR + 37 bps), 10/2/20 (144A)                  0.33
--------------------------------------------------------------------------------------------
10. Palmer Square Loan Funding, Ltd., Series 2018-1A, Class A1, 2.822%
    (3 Month USD LIBOR + 60 bps), 4/15/26 (144A)                                       0.33
--------------------------------------------------------------------------------------------

** Excludes temporary cash investments and all derivative contracts except for options purchased. The portfolio is actively managed and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18

Prices and Distributions | 3/31/18

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            Class                     3/31/18                     3/31/17
--------------------------------------------------------------------------------
              A                        $9.95                       $9.99
--------------------------------------------------------------------------------
              C                        $9.94                       $9.97
--------------------------------------------------------------------------------
             C2                        $9.94                       $9.97
--------------------------------------------------------------------------------
              K                        $9.96                       $9.99
--------------------------------------------------------------------------------
              Y                        $9.96                       $9.99
--------------------------------------------------------------------------------

Distributions per Share:* 4/1/17-3/31/18
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                               Short-Term           Long-Term
            Class          Dividends**        Capital Gains        Capital Gains
--------------------------------------------------------------------------------
              A              $0.1900              $ --                 $ --
--------------------------------------------------------------------------------
              C              $0.1572              $ --                 $ --
--------------------------------------------------------------------------------
             C2              $0.1574              $ --                 $ --
--------------------------------------------------------------------------------
              K              $0.2117              $ --                 $ --
--------------------------------------------------------------------------------
              Y              $0.2040              $ --                 $ --
--------------------------------------------------------------------------------

The ICE Bank of America Merrill Lynch U.S. Dollar 3-Month LIBOR Index is an unmanaged index that tracks the performance of a synthetic asset paying the London Interbank Offered Rate (LIBOR), with a constant 3-month average maturity. The index is based on the assumed purchase at par value of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day's 3-month LIBOR rate. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-16.

* The amount of distributions made to shareowners during the period was in excess of the net investment income earned by the Fund during the period.

** Dividends per share may not reflect the amounts reported in the financial statements due to the last business day of the reporting period falling on a holiday weekend. Dividends are not guaranteed.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18 11

Performance Update | 3/31/18                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Multi-Asset Ultrashort Income Fund at public offering price during the periods shown, compared to that of the ICE Bank of America (BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of March 31, 2018)
--------------------------------------------------------------------------------
                                                ICE BofA
                    Net         Public          ML USD
                    Asset       Offering        LIBOR
                    Value       Price           3-Month
Period              (NAV)       (POP)*          Index
--------------------------------------------------------------------------------
Life-of-Class
(4/29/11)           1.36%        0.99%          0.51%
5 year              1.16         0.65           0.55
1 year              1.51        -1.02           1.21
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2017)
--------------------------------------------------------------------------------
                    Gross
--------------------------------------------------------------------------------
                    0.61%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer                        ICE BofA ML
                    Multi-Asset                    U.S. Dollar
                    Ultrashort                     3-Month
                    Income Fund                    LIBOR Index
4/11                $ 9,750                        $10,000
3/12                $ 9,895                        $10,032
3/13                $10,106                        $10,075
3/14                $10,200                        $10,102
3/15                $10,255                        $10,126
3/16                $10,297                        $10,159
3/17                $10,548                        $10,234
3/18                $10,708                        $10,358

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share.

* POP returns shown above reflect the deduction of the maximum 2.50% front-end sales charge on Class A shares purchased prior to February 5, 2018.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18

Performance Update | 3/31/18                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Multi-Asset Ultrashort Income Fund during the periods shown, compared to that of the ICE Bank of America (BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of March 31, 2018)
--------------------------------------------------------------------------------
                                                ICE BofA
                                                ML USD
                                                LIBOR
                    If          If              3-Month
Period              Held        Redeemed        Index
--------------------------------------------------------------------------------
Life-of-Class
(4/29/11)           0.97%       0.97%           0.51%
5 year              0.85        0.85            0.55
1 year              1.28        1.28            1.21
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2017)
--------------------------------------------------------------------------------
                    Gross
--------------------------------------------------------------------------------
                    0.93%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer                     ICE BofA ML
                    Multi-Asset                 U.S. Dollar
                    Ultrashort                  3-Month
                    Income Fund                 LIBOR Index
4/11                $10,000                     $10,000
3/12                $10,082                     $10,032
3/13                $10,243                     $10,075
3/14                $10,298                     $10,102
3/15                $10,333                     $10,126
3/16                $10,345                     $10,159
3/17                $10,552                     $10,234
3/18                $10,688                     $10,358

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18 13

Performance Update | 3/31/18                                     Class C2 Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C2 shares of Pioneer Multi-Asset Ultrashort Income Fund during the periods shown, compared to that of the ICE Bank of America (BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of March 31, 2018)
--------------------------------------------------------------------------------
                                                ICE BofA
                                                ML USD
                                                LIBOR
                    If          If              3-Month
Period              Held        Redeemed        Index
--------------------------------------------------------------------------------
Life-of-Fund
(4/29/11)           0.96%       0.96%           0.51%
5 year              0.85        0.85            0.55
1 year              1.29        1.29            1.21
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2017)
--------------------------------------------------------------------------------
                    Gross
--------------------------------------------------------------------------------
                    0.93%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer                       ICE BofA ML
                    Multi-Asset                   U.S. Dollar
                    Ultrashort                    3-Month
                    Income Fund                   LIBOR Index
4/11                $10,000                       $10,000
3/12                $10,082                       $10,032
3/13                $10,243                       $10,075
3/14                $10,297                       $10,102
3/15                $10,331                       $10,126
3/16                $10,342                       $10,159
3/17                $10,549                       $10,234
3/18                $10,685                       $10,358

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C2 shares held for less than 1 year are subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percentage change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

The performance shown for periods prior to the commencement of operations of Class C2 shares on August 1, 2013, is the net asset value performance of the Fund's Class C shares, which has not been restated to reflect any differences in expenses. For the period beginning August 1, 2013, the actual performance of Class C2 shares is reflected.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18

Performance Update | 3/31/18                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Multi-Asset Ultrashort Income Fund during the periods shown, compared to that of the ICE Bank of America (BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of March 31, 2018)
--------------------------------------------------------------------------------
                                ICE BofA
                    Net         ML USD
                    Asset       LIBOR
                    Value       3-Month
Period              (NAV)       Index
--------------------------------------------------------------------------------
Life-of-Fund
(4/29/11)           1.55%       0.51%
5 year              1.40        0.55
1 year              1.83        1.21
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2017)
--------------------------------------------------------------------------------
                    Gross
--------------------------------------------------------------------------------
                    0.42%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                    Pioneer                        ICE BofA ML
                    Multi-Asset                    U.S. Dollar
                    Ultrashort                     3-Month
                    Income Fund                    LIBOR Index
4/11                $5,000,000                     $5,000,000
3/12                $5,074,193                     $5,016,142
3/13                $5,185,980                     $5,037,586
3/14                $5,246,407                     $5,051,197
3/15                $5,290,179                     $5,062,972
3/16                $5,323,912                     $5,079,435
3/17                $5,459,590                     $5,116,860
3/18                $5,559,726                     $5,178,819

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 20, 2012, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning on December 20, 2012, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18 15

Performance Update | 3/31/18                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Multi-Asset Ultrashort Income Fund during the periods shown, compared to that of the ICE Bank of America (BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of March 31, 2018)
--------------------------------------------------------------------------------
                                ICE BofA
                    Net         ML USD
                    Asset       LIBOR
                    Value       3-Month
Period              (NAV)       Index
--------------------------------------------------------------------------------
Life-of-Class
(4/29/11)           1.54%       0.51%
5 year              1.31        0.55
1 year              1.76        1.21
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2017)
--------------------------------------------------------------------------------
                    Gross
--------------------------------------------------------------------------------
                    0.50%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                    Pioneer                        ICE BofA ML
                    Multi-Asset                    U.S. Dollar
                    Ultrashort                     3-Month
                    Income Fund                    LIBOR Index
4/11                $5,000,000                     $5,000,000
3/12                $5,089,498                     $5,016,142
3/13                $5,208,897                     $5,037,586
3/14                $5,260,407                     $5,051,197
3/15                $5,302,176                     $5,062,972
3/16                $5,331,038                     $5,079,435
3/17                $5,461,903                     $5,116,860
3/18                $5,557,860                     $5,178,819

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

16 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (Divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Ultrashort Income
Fund

Based on actual returns from October 1, 2017, through March 31, 2018.

-------------------------------------------------------------------------------------------------
Share Class                   A              C              C2               K              Y
-------------------------------------------------------------------------------------------------
Beginning Account         $1,000.00      $1,000.00       $1,000.00       $1,000.00      $1,000.00
Value on 10/1/17
-------------------------------------------------------------------------------------------------
Ending Account Value      $1,006.25      $1,005.56       $1,006.66       $1,008.32      $1,009.02
(after expenses)
on 3/31/18
-------------------------------------------------------------------------------------------------
Expenses Paid             $    3.00      $    4.60       $    4.60       $    1.90      $    2.30
During Period*
-------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.60%, 0.92%, 0.92%, 0.38% and 0.46% for Class A, Class C, Class C2, Class K and Class Y shares respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18 17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Ultrashort Income
Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from October 1, 2017, through March 31, 2018.

------------------------------------------------------------------------------------------------
Share Class                  A              C              C2               K              Y
------------------------------------------------------------------------------------------------
Beginning Account        $1,000.00      $1,000.00       $1,000.00       $1,000.00      $1,000.00
Value on 10/1/17
------------------------------------------------------------------------------------------------
Ending Account Value     $1,021.94      $1,020.34       $1,020.34       $1,023.04      $1,022.64
(after expenses)
on 3/31/18
------------------------------------------------------------------------------------------------
Expenses Paid            $    3.02      $    4.63       $    4.63       $    1.92      $    2.32
During Period*
------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.60%, 0.92%, 0.92%, 0.38% and 0.46% for Class A, Class C, Class C2, Class K and Class Y shares respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

18 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18

Schedule of Investments | 3/31/18

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                Value
------------------------------------------------------------------------------------------------------
                           UNAFFILIATED ISSUERS -- 99.7%
                           ASSET BACKED SECURITIES --
                           36.6% of Net Assets
                           BANKS -- 34.2%
                           Thrifts & Mortgage Finance -- 34.2%
      408,943(a)           321 Henderson Receivables I LLC, Series 2004-A,
                           Class A1, 2.127% (1 Month USD LIBOR + 35 bps),
                           9/15/45 (144A)                                               $      398,173
    3,257,972(a)           321 Henderson Receivables I LLC, Series 2005-1A,
                           Class A1, 2.007% (1 Month USD LIBOR + 23 bps),
                           11/15/40 (144A)                                                   3,098,742
      677,791(a)           321 Henderson Receivables I LLC, Series 2006-1A,
                           Class A1, 1.977% (1 Month USD LIBOR + 20 bps),
                           3/15/41 (144A)                                                      664,560
    2,780,814(a)           321 Henderson Receivables I LLC, Series 2006-4A,
                           Class A1, 1.977% (1 Month USD LIBOR + 20 bps),
                           12/15/41 (144A)                                                   2,718,802
    1,716,656(a)           321 Henderson Receivables II LLC, Series 2006-3A,
                           Class A1, 1.977% (1 Month USD LIBOR + 20 bps),
                           9/15/41 (144A)                                                    1,626,468
       97,412(a)           ABFC Trust, Series 2005-HE2, Class M2, 2.622%
                           (1 Month USD LIBOR + 75 bps), 6/25/35                                99,027
    1,679,628(a)           ABFC Trust, Series 2005-WMC1, Class M2, 2.547%
                           (1 Month USD LIBOR + 68 bps), 6/25/35                             1,684,316
    4,536,129              Access Point Funding I LLC, Series 2017-A, Class A,
                           3.06%, 4/15/29 (144A)                                             4,516,263
      485,329(a)           ACE Securities Corp. Home Equity Loan Trust,
                           Series 2006-ASP2, Class A1, 2.072% (1 Month
                           USD LIBOR + 20 bps), 3/25/36                                        485,382
      176,300(a)           Aegis Asset Backed Securities Trust, Series 2005-3,
                           Class M1, 2.342% (1 Month USD
                           LIBOR + 47 bps), 8/25/35                                            176,287
      350,831(a)           Aegis Asset Backed Securities Trust Mortgage
                           Pass- Through Ctfs, Series 2004-4, Class A2B, 2.972%
                           (1 Month USD LIBOR + 110 bps), 10/25/34                             353,068
      300,000              Ally Auto Receivables Trust, Series 2014-2, Class D,
                           2.99%, 6/15/21                                                      300,519
    2,800,000              Ally Auto Receivables Trust, Series 2018-1, Class A2,
                           2.14%, 9/15/20                                                    2,790,401
    4,930,000(a)           Ally Master Owner Trust, Series 2017-1, Class A,
                           2.177% (1 Month USD LIBOR + 40 bps), 2/15/21                      4,936,388
    7,000,000(a)           Ally Master Owner Trust, Series 2017-2, Class A,
                           2.117% (1 Month USD LIBOR + 34 bps), 6/15/21                      7,013,120
      891,097              Alterna Funding II LLC, Series 2015-1A, Class B,
                           3.2%, 2/15/24 (144A)                                                891,097
    7,500,000              American Credit Acceptance Receivables Trust,
                           Series 2016-4, Class B, 2.11%, 2/12/21 (144A)                     7,485,225
    4,100,000              American Credit Acceptance Receivables Trust, Series
                           2017-1, Class B, 2.39%, 2/16/21 (144A)                            4,091,580

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18 19

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                Value
------------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- (continued)
    1,924,765              American Credit Acceptance Receivables Trust, Series
                           2017-2, Class A, 1.84%, 7/13/20 (144A)                       $    1,921,619
    2,102,179              American Credit Acceptance Receivables Trust, Series
                           2017-3, Class A, 1.82%, 3/10/20 (144A)                            2,096,137
    2,200,000              American Credit Acceptance Receivables Trust, Series
                           2017-3, Class B, 2.25%, 1/11/21 (144A)                            2,187,663
    7,700,000              American Credit Acceptance Receivables Trust, Series
                           2017-3, Class C, 2.72%, 6/10/22 (144A)                            7,652,029
    4,800,000              American Credit Acceptance Receivables Trust, Series
                           2017-4, Class B, 2.61%, 5/10/21 (144A)                            4,777,955
    8,050,000(a)           American Express Credit Account Master Trust, Series
                           2017-8, Class A, 1.897% (1 Month USD
                           LIBOR + 12 bps), 5/16/22                                          8,046,242
       52,064(a)           AmeriCredit Automobile Receivables Trust, Series
                           2016-3, Class A2B, 2.271% (1 Month USD
                           LIBOR + 56 bps), 11/8/19                                             52,069
    1,274,167(a)           AmeriCredit Automobile Receivables Trust, Series
                           2017-1, Class A2B, 2.108% (1 Month USD
                           LIBOR + 30 bps), 5/18/20                                          1,274,132
    2,033,795(a)           AmeriCredit Automobile Receivables Trust, Series
                           2017-2, Class A2B, 1.459% (1 Month USD
                           LIBOR + 25 bps), 9/18/20                                          2,034,171
    5,638,362(a)           Ameriquest Mortgage Securities, Inc. Asset-Backed
                           Pass-Through Ctfs, Series 2005-R3, Class M2, 2.577%
                           (1 Month USD LIBOR + 71 bps), 5/25/35                             5,638,880
      664,269(a)           Ameriquest Mortgage Securities, Inc. Asset Backed
                           Pass-Through Ctfs, Series 2005-R5, Class M2, 2.562%
                           (1 Month USD LIBOR + 69 bps), 7/25/35                               665,821
      204,633(a)           Ameriquest Mortgage Securities, Inc. Asset-Backed
                           Pass-Through Ctfs, Series 2005-R10, Class M1, 2.282%
                           (1 Month USD LIBOR + 41 bps), 1/25/36                               204,364
      106,658(a)           Ameriquest Mortgage Securities, Inc. Asset Backed
                           Pass-Through Ctfs, Series 2005-R11, Class A2D, 2.202%
                           (1 Month USD LIBOR + 33 bps), 1/25/36                               106,618
    1,500,000              Apidos CLO XV, Series 2013-15A, Class XRR, 0.0%
                           (3 Month USD LIBOR + 60 bps) 4/20/31 (144A)                       1,500,000
    1,175,000(a)           Ares XXXVIII CLO Ltd., Series 2015-38A, Class X, 0.0%
                           (3 Month USD LIBOR + 50 bps) 4/20/30 (144A)                       1,175,000
      881,560(a)           Argent Securities, Inc. Asset-Backed Pass-Through
                           Certificates, Series 2005-W2, Class A1, 2.132%
                           (1 Month USD LIBOR + 26 bps), 10/25/35                              881,804
      215,290(a)           Argent Securities, Inc. Asset-Backed Pass-Through
                           Certificates, Series 2005-W3, Class A2D, 2.212%
                           (1 Month USD LIBOR + 34 bps), 11/25/35                              215,081
    3,400,000              ARI Fleet Lease Trust, Series 2017-A, Class A2, 1.91%,
                           4/15/26 (144A)                                                    3,381,358
      827,872              Ascentium Equipment Receivables Trust, Series 2016-2A,
                           Class A2, 1.46%, 4/10/19 (144A)                                     826,155

The accompanying notes are an integral part of these financial statements.

20 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                Value
------------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- (continued)
    2,966,973              Ascentium Equipment Receivables Trust, Series 2017-1A,
                           Class A2, 1.87%, 7/10/19 (144A)                              $    2,958,575
    4,150,000              Ascentium Equipment Receivables Trust, Series 2017-2A,
                           Class A2, 2.0%, 5/11/20 (144A)                                    4,122,326
    1,143,254(a)           Asset Backed Securities Corp. Home Equity Loan Trust,
                           Series 2005-HE4, Class M4, 2.817% (1 Month USD
                           LIBOR + 95 bps), 5/25/35                                          1,150,620
      647,537(a)           Asset Backed Securities Corp. Home Equity Loan Trust,
                           Series 2005-HE8, Class M1, 2.302% (1 Month USD
                           LIBOR + 43 bps), 11/25/35                                           647,711
      400,294(a)           Asset Backed Securities Corp. Home Equity Loan Trust,
                           Series 2006-HE1, Class A3, 2.072% (1 Month USD
                           LIBOR + 20 bps), 1/25/36                                            397,291
       51,499(a)           Asset-Backed Pass-Through Certificates, Series
                           2004-R2, Class A1A, 2.562% (1 Month USD
                           LIBOR + 69 bps), 4/25/34                                             51,653
      542,218(a)           Asset-Backed Pass-Through Certificates, Series
                           2004-R2, Class A1B, 2.492% (1 Month USD
                           LIBOR + 62 bps), 4/25/34                                            543,316
    2,154,980              Avant Loans Funding Trust, Series 2017-B, Class A,
                           2.29%, 6/15/20 (144A)                                             2,151,069
    6,437,317              Avid Automobile Receivables Trust, Series 2018-1,
                           Class A, 2.84%, 8/15/23 (144A)                                    6,412,565
    1,891,000              AXIS Equipment Finance Receivables IV LLC, Series
                           2018-1A, Class A2, 3.24%, 12/20/23 (144A)                         1,888,065
   10,000,000(a)           BA Credit Card Trust, Series 2014-A1, Class A, 2.157%
                           (1 Month USD LIBOR + 38 bps), 6/15/21                            10,022,923
    7,020,000(a)           BA Credit Card Trust, Series 2016-A1, Class A, 2.167%
                           (1 Month USD LIBOR + 39 bps), 10/15/21                            7,041,105
    1,900,000(a)           Babson CLO, Ltd., Series 2015-IA, Class XR, 2.278%
                           (3 Month USD LIBOR + 55 bps), 1/20/31 (144A)                      1,899,992
    3,600,000              Bank of The West Auto Trust, Series 2017-1, Class A2,
                           1.78%, 2/15/21 (144A)                                             3,582,313
    6,975,000(a)           Barclays Dryrock Issuance Trust, Series 2017-2, Class A,
                           2.077% (1 Month USD LIBOR + 30 bps), 5/15/23                      6,981,205
      725,073(a)           Bayview Financial Acquisition Trust, Series 2004-C,
                           Class M2, 3.002% (1 Month USD LIBOR +
                           113 bps), 5/28/44                                                   726,360
       19,554(b)           Bayview Financial Acquisition Trust, Series 2007-A,
                           Class 1A2, 6.205%, 5/28/37                                           20,062
      308,895(a)           Bayview Financial Mortgage Pass-Through Trust, Series
                           2005-C, Class M1, 2.377% (1 Month USD LIBOR +
                           50 bps), 6/28/44                                                    308,957
       46,540              BCC Funding Corp. X, Series 2015-1, Class A2, 2.224%,
                           10/20/20 (144A)                                                      46,465
    2,600,000              BCC Funding Corp. X, Series 2015-1, Class D, 4.544%,
                           12/21/20 (144A)                                                   2,584,850
    5,514,000              BCC Funding Corp. X, Series 2015-1, Class E, 5.523%,
                           1/20/21 (144A)                                                    5,596,175

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18 21

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                Value
------------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- (continued)
    3,100,000              BCC Funding Corp. X, Series 2015-1, Class F, 6.985%,
                           8/21/23 (144A)                                               $    3,178,106
      794,215(a)           Bear Stearns Asset Backed Securities I Trust, Series
                           2005-FR1, Class M1, 2.622% (1 Month USD LIBOR +
                           75 bps), 6/25/35                                                    794,901
    1,070,399(a)           Bear Stearns Asset Backed Securities I Trust, Series
                           2005-TC1, Class M1, 2.532% (1 Month USD LIBOR +
                           66 bps), 5/25/35                                                  1,072,793
    1,999,538(a)           Bear Stearns Asset Backed Securities I Trust, Series
                           2006-EC2, Class M1, 2.272% (1 Month USD LIBOR +
                           40 bps), 2/25/36                                                  2,000,701
       24,620(a)           Bear Stearns Asset Backed Securities Trust, Series
                           2004-2, Class A3, 3.072% (1 Month USD LIBOR +
                           120 bps), 8/25/34                                                    24,631
      147,021(a)           Bear Stearns Asset Backed Securities Trust, Series
                           2004-SD3, Class A3, 3.012% (1 Month USD LIBOR +
                           114 bps), 9/25/34                                                   147,278
      120,094(a)           Bear Stearns Asset Backed Securities Trust, Series
                           2005-SD2, Class 1A2, 2.342% (1 Month USD LIBOR +
                           47 bps), 3/25/35                                                    120,107
      123,487(a)           Bear Stearns Asset Backed Securities Trust, Series
                           2005-SD2, Class 1A3, 2.272% (1 Month USD LIBOR +
                           40 bps), 3/25/35                                                    123,490
      614,421(a)           Bear Stearns Asset Backed Securities Trust, Series
                           2006-SD1, Class A, 2.242% (1 Month USD LIBOR +
                           37 bps), 4/25/36                                                    604,063
    1,430,932(a)           Bear Stearns Asset Backed Securities Trust, Series
                           2006-SD2, Class A1, 2.252% (1 Month USD LIBOR +
                           38 bps), 6/25/36                                                  1,418,994
      230,298(a)           Bear Stearns Asset Backed Securities Trust, Series
                           2006-SD2, Class A3, 2.362% (1 Month USD LIBOR +
                           49 bps), 6/25/36                                                    228,535
      272,740(a)           Bear Stearns Structured Products Trust, Series
                           2007-EMX1, Class A1, 2.872% (1 Month USD LIBOR +
                           100 bps), 3/25/37 (144A)                                            276,097
    1,699,660              BlueVirgo Trust, Series 2015-1A, 3.0%, 12/15/22 (144A)            1,702,847
   10,000,000(a)           BMW Floorplan Master Owner Trust, Series 2015-1A,
                           Class A, 2.277% (1 Month USD LIBOR + 50 bps),
                           7/15/20 (144A)                                                   10,011,276
    6,900,000(a)           BMW Vehicle Owner Trust, Series 2018-A, Class A2B,
                           1.942% (1 Month USD LIBOR + 7 bps), 11/25/20                      6,900,829
   11,150,000(a)           BSPRT Issuer, Ltd., Series 2018-FL3, Class A, 2.736%
                           (1 Month USD LIBOR + 105 bps), 3/15/28 (144A)                    11,150,000
    2,875,000(a)           Cabela's Credit Card Master Note Trust, Series 2013-2A,
                           Class A2, 2.427% (1 Month USD LIBOR + 65 bps),
                           8/16/21 (144A)                                                    2,880,385
    2,200,000(a)           Cabela's Credit Card Master Note Trust, Series 2014-2,
                           Class A, 2.227% (1 Month USD LIBOR + 45 bps), 7/15/22             2,207,472


The accompanying notes are an integral part of these financial statements.

22 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                Value
------------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- (continued)
    2,700,000(a)           Cabela's Credit Card Master Note Trust, Series 2016-1,
                           Class A2, 2.627% (1 Month USD LIBOR +
                           85 bps), 6/15/22                                             $    2,718,875
      658,169              California Republic Auto Receivables Trust, Series
                           2016-2, Class A3, 1.56%, 7/15/20                                    656,086
      671,506              California Republic Auto Receivables Trust, Series
                           2017-1, Class A2, 1.55%, 11/15/19                                   670,429
    1,594,181(b)           CAM Mortgage Trust, Series 2016-2, Class A1, 3.25%,
                           6/15/57 (144A)                                                    1,606,136
    4,017,131(a)           Canadian Pacer Auto Receivables Trust, Series 2017-1A,
                           Class A2B, 2.008% (1 Month USD LIBOR + 20 bps),
                           12/19/19 (144A)                                                   4,017,910
      550,000              CarMax Auto Owner Trust, Series 2015-2, Class C,
                           2.39%, 3/15/21                                                      547,676
    2,907,516(a)           CarMax Auto Owner Trust, Series 2017-3, Class A2B,
                           1.957% (1 Month USD LIBOR + 18 bps), 9/15/20                      2,908,646
    6,500,000(a)           CarMax Auto Owner Trust, Series 2018-1, Class A2B,
                           1.927% (1 Month USD LIBOR + 15 bps), 5/17/21                      6,496,197
    2,249,398              Carnow Auto Receivables Trust, Series 2017-1A, Class A,
                           2.92%, 9/15/22 (144A)                                             2,239,532
    1,307,707(a)           Carrington Mortgage Loan Trust, Series 2006-OPT1,
                           Class A3, 2.052% (1 Month USD LIBOR +
                           18 bps), 2/25/36                                                  1,304,166
    3,740,000(a)           Catamaran CLO, Ltd., Series 2013-1A, Class X, 2.063%
                           (3 Month USD LIBOR + 55 bps), 1/27/28 (144A)                      3,738,624
      337,128              Cazenovia Creek Funding I LLC, Series 2015-1A, Class A,
                           2.0%, 12/10/23 (144A)                                               336,707
      205,595              Cazenovia Creek Funding I LLC, Series 2015-1A, Class B,
                           2.773%, 12/10/23 (144A)                                             203,865
      961,768              CCG Receivables Trust, Series 2016-1, Class A2, 1.69%,
                           9/14/22 (144A)                                                      955,985
      153,118              CCG Receivables Trust, Series 2017-1, Class A1,
                           1.35%, 6/14/18 (144A)                                               153,118
      169,072(c)           Centex Home Equity Loan Trust, Series 2003-A,
                           Class AF6, 3.654%, 3/25/33                                          168,729
    2,420,000(a)           Chase Issuance Trust, Series 2013-A3, Class A3, 2.057%
                           (1 Month USD LIBOR + 28 bps), 4/15/20                             2,420,154
   10,645,000(a)           Chase Issuance Trust, Series 2017-A1, Class A, 2.077%
                           (1 Month USD LIBOR + 30 bps), 1/18/22                            10,673,652
    4,645,000(a)           Chase Issuance Trust, Series 2017-A2, Class A, 2.177%
                           (1 Month USD LIBOR + 40 bps), 3/15/24                             4,672,961
    1,332,661(a)           Chesapeake Funding II LLC, Series 2016-1A, Class A2,
                           2.927% (1 Month USD LIBOR + 115 bps),
                           3/15/28 (144A)                                                    1,337,454
    1,655,603(a)           Chesapeake Funding II LLC, Series 2016-2A, Class A2,
                           2.777% (1 Month USD LIBOR + 100 bps),
                           6/15/28 (144A)                                                    1,660,887

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18 23

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                Value
------------------------------------------------------------------------------------------------------

                           Thrifts & Mortgage Finance -- (continued)
    6,345,523(a)           Chesapeake Funding II LLC, Series 2017-2A, Class A2,
                           2.227% (1 Month USD LIBOR + 45 bps),
                           5/15/29 (144A)                                               $    6,345,120
   11,000,000(a)           Chesapeake Funding II LLC, Series 2017-3A, Class A2,
                           2.117% (1 Month USD LIBOR + 34 bps), 8/15/29 (144A)              11,007,766
   14,400,000(a)           Chesapeake Funding II LLC, Series 2017-4A, Class A2,
                           2.117% (1 Month USD LIBOR + 34 bps),
                           11/15/29 (144A)                                                  14,397,750
    5,047,819              CIG Auto Receivables Trust, Series 2017-1A, Class A,
                           2.71%, 5/15/23 (144A)                                             5,019,079
    4,050,000(a)           Citibank Credit Card Issuance Trust, Series 2008-A7,
                           Class A7, 3.197% (1 Month USD LIBOR +
                           138 bps), 5/20/20                                                 4,057,315
    2,980,000(a)           Citibank Credit Card Issuance Trust, Series 2013-A2,
                           Class A2, 2.152% (1 Month USD LIBOR +
                           28 bps), 5/26/20                                                  2,981,192
    7,708,000(a)           Citibank Credit Card Issuance Trust, Series 2013-A4,
                           Class A4, 2.292% (1 Month USD LIBOR +
                           42 bps), 7/24/20                                                  7,717,158
    5,771,000(a)           Citibank Credit Card Issuance Trust, Series 2013-A7,
                           Class A7, 2.17% (1 Month USD LIBOR + 43 bps), 9/10/20             5,780,235
    9,800,000(a)           Citibank Credit Card Issuance Trust, Series 2017-A1,
                           Class A1, 2.058% (1 Month USD LIBOR +
                           25 bps), 1/19/21                                                  9,812,402
    4,500,000(a)           Citibank Credit Card Issuance Trust, Series 2017-A4,
                           Class A4, 1.922% (1 Month USD LIBOR + 22 bps), 4/7/22             4,502,712
    8,200,000(a)           Citibank Credit Card Issuance Trust, Series 2017-A7,
                           Class A7, 2.081% (1 Month USD LIBOR + 37 bps), 8/8/24             8,227,855
      269,976(a)           Citigroup Mortgage Loan Trust Asset Backed Pass-Through
                           Certifi, Series 2005-OPT3, Class M2, 2.547% (1 Month
                           USD LIBOR + 68 bps), 5/25/35                                        270,238
      152,127(a)           Citigroup Mortgage Loan Trust, Inc., Series 2004-RES1,
                           Class M2, 2.892% (1 Month USD LIBOR +
                           102 bps), 11/25/34                                                  153,079
       17,369(a)           Citigroup Mortgage Loan Trust, Inc., Series 2005-HE2,
                           Class M1, 2.622% (1 Month USD LIBOR + 75 bps),
                           5/25/35 (144A)                                                       17,363
    5,800,000(a)           Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH2,
                           Class A3, 2.092% (1 Month USD LIBOR +
                           22 bps), 8/25/36                                                  5,746,085
      937,500(a)           Clear Creek CLO, Ltd., Series 2015-1A, Class X, 2.745%
                           (3 Month USD LIBOR + 100 bps), 10/20/30 (144A)                      937,492
    2,650,033(a)           CNH Equipment Trust, Series 2017-B, Class A2B, 1.917%
                           (1 Month USD LIBOR + 14 bps), 11/16/20                            2,650,032
      588,338(a)           Commonbond Student Loan Trust, Series 2016-B,
                           Class A2, 3.322% (1 Month USD LIBOR + 145 bps),
                           10/25/40 (144A)                                                     601,609

The accompanying notes are an integral part of these financial statements.

24 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                Value
------------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- (continued)
    5,550,395(a)           Commonbond Student Loan Trust, Series 2017-AGS,
                           Class A2, 2.722% (1 Month USD LIBOR + 85 bps),
                           5/25/41 (144A)                                               $    5,592,028
   10,495,704(a)           Commonbond Student Loan Trust, Series 2017-BGS,
                           Class A2, 2.522% (1 Month USD LIBOR + 65 bps),
                           9/25/42 (144A)                                                   10,508,913
    9,000,000(a)           Commonbond Student Loan Trust, Series 2018-AGS,
                           Class A2, 2.102% (1 Month USD LIBOR + 50 bps),
                           2/25/44 (144A)                                                    8,999,892
    1,800,000              Conn Funding II LLC, Series 2017-A, Class B, 5.11%,
                           2/15/20 (144A)                                                    1,814,320
      230,408              Conn Funding II LP, Series 2017-A, Class A, 2.73%,
                           7/15/19 (144A)                                                      230,394
    5,011,423              Conn Funding II LP, Series 2017-B, Class A, 2.73%,
                           7/15/20 (144A)                                                    5,003,200
      314,224(a)           Conseco Finance Home Equity Loan Trust, Series
                           2002-B, Class M2, 4.277% (1 Month USD LIBOR +
                           250 bps), 5/15/33                                                   308,190
      286,236(a)           Conseco Finance Home Equity Loan Trust, Series
                           2002-C, Class MV1, 3.277% (1 Month USD LIBOR +
                           150 bps), 5/15/32                                                   284,800
      331,938(a)           Countrywide Asset-Backed Certificates, Series 2004-8,
                           Class M1, 2.922% (1 Month USD LIBOR +
                           105 bps), 1/25/35                                                   333,336
       96,151(a)           Countrywide Asset-Backed Certificates, Series 2004-SD1,
                           Class A1, 2.552% (1 Month USD LIBOR + 68 bps),
                           6/25/33 (144A)                                                       95,574
       20,556(a)           Countrywide Asset-Backed Certificates, Series 2004-SD1,
                           Class A2, 2.772% (1 Month USD LIBOR + 90 bps),
                           6/25/33 (144A)                                                       20,493
    5,471,755(a)           Countrywide Asset-Backed Certificates, Series 2005-13,
                           Class 2AV1, 2.102% (1 Month USD LIBOR +
                           23 bps), 4/25/36                                                  5,466,958
    1,656,429(a)           Countrywide Asset-Backed Certificates, Series 2005-BC1,
                           Class M4, 2.772% (1 Month USD LIBOR +
                           90 bps), 5/25/35                                                  1,658,341
      637,848(a)           Countrywide Asset-Backed Certificates, Series 2006-3,
                           Class 2A3, 2.162% (1 Month USD LIBOR +
                           29 bps), 6/25/36                                                    631,879
      439,306(a)           Countrywide Asset-Backed Certificates, Series 2006-4,
                           Class 1A1M, 2.132% (1 Month USD LIBOR +
                           26 bps), 7/25/36                                                    438,071
    6,661,331(a)           Countrywide Asset-Backed Certificates, Series 2006-4,
                           Class 2A3, 2.162% (1 Month USD LIBOR +
                           29 bps), 7/25/36                                                  6,518,394
    1,915,000              CPS Auto Receivables Trust, Series 2015-A, Class C,
                           4.0%, 2/16/21 (144A)                                              1,936,686
       99,523              CPS Auto Receivables Trust, Series 2015-B, Class A,
                           1.65%, 11/15/19 (144A)                                               99,454

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18 25

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                Value
------------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- (continued)
       36,741              CPS Auto Receivables Trust, Series 2016-A, Class A,
                           2.25%, 10/15/19 (144A)                                       $       36,738
      400,000              CPS Auto Receivables Trust, Series 2016-C, Class B,
                           2.48%, 9/15/20 (144A)                                               399,216
    1,770,693              CPS Auto Receivables Trust, Series 2017-C, Class A,
                           1.78%, 9/15/20 (144A)                                             1,763,011
    4,085,256              CPS Auto Receivables Trust, Series 2018-A, Class A,
                           2.16%, 5/17/21 (144A)                                             4,072,431
      733,809              CPS Auto Trust, Series 2016-D, Class A, 1.5%,
                           6/15/20 (144A)                                                      731,308
      903,218              CPS Auto Trust, Series 2017-A, Class A, 1.68%,
                           8/17/20 (144A)                                                      899,929
    4,302,938              CPS Auto Trust, Series 2017-D, Class A, 1.87%,
                           3/15/21 (144A)                                                    4,283,643
    2,135,476(a)           Credit Suisse Seasoned Loan Trust, Series 2006-1,
                           Class A, 2.112% (1 Month USD LIBOR + 24 bps),
                           10/25/34 (144A)                                                   2,127,052
       41,880(a)           Credit-Based Asset Servicing & Securitization LLC,
                           Series 2005-CB2, Class M1, 2.532% (1 Month USD
                           LIBOR + 66 bps), 4/25/36                                             41,938
      100,415(a)           Credit-Based Asset Servicing & Securitization LLC,
                           Series 2006-CB8, Class A2B, 1.982% (1 Month USD
                           LIBOR + 11 bps), 10/25/36                                           100,317
    1,312,302(a)           CSFB Mortgage-Backed Pass-Through Certificates,
                           Series 2005-AGE1, Class M3, 2.522% (1 Month USD
                           LIBOR + 65 bps), 2/25/32                                          1,304,185
    1,532,708(a)           CSMC Trust, Series 2006-CF2, Class M1, 2.342%
                           (1 Month USD LIBOR + 47 bps), 5/25/36 (144A)                      1,532,681
      574,436(a)           CSMC Trust, Series 2006-CF3, Class A1, 2.412%
                           (1 Month USD LIBOR + 54 bps), 10/25/36 (144A)                       573,706
      946,652(a)           CWABS Asset-Backed Certificates Trust, Series 2004-7,
                           Class MV3, 2.922% (1 Month USD LIBOR +
                           105 bps), 12/25/34                                                  947,220
    5,154,473(a)           CWABS Asset-Backed Certificates Trust, Series 2004-10,
                           Class MV3, 2.997% (1 Month USD LIBOR +
                           113 bps), 12/25/34                                                5,238,328
      126,492(a)           CWABS Asset-Backed Certificates Trust, Series 2005-14,
                           Class 1A1, 2.102% (1 Month USD LIBOR +
                           23 bps), 4/25/36                                                    126,477
      533,870(a)           CWABS Asset-Backed Certificates Trust, Series 2005-17,
                           Class 3AV2, 2.212% (1 Month USD LIBOR +
                           34 bps), 5/25/36                                                    530,897
    1,425,000              Dell Equipment Finance Trust, Series 2016-1, Class D,
                           3.24%, 7/22/22 (144A)                                             1,428,137
      986,056              Dell Equipment Finance Trust, Series 2017-1, Class A2,
                           1.86%, 6/24/19 (144A)                                               983,835
    5,650,000(a)           Dell Equipment Finance Trust, Series 2017-2, Class A2B,
                           2.154% (1 Month USD LIBOR + 30 bps), 2/24/20 (144A)               5,653,675

The accompanying notes are an integral part of these financial statements.

26 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                Value
------------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- (continued)
          209              Delta Funding Home Equity Loan Trust, Series 1997-2,
                           Class A6, 7.04%, 6/25/27                                     $          201
      109,946              Diamond Resorts Owner Trust, Series 2013-2, Class A,
                           2.27%, 5/20/26 (144A)                                               109,865
      356,592              Diamond Resorts Owner Trust, Series 2014-1, Class A,
                           2.54%, 5/20/27 (144A)                                               355,063
    2,098,521(a)           DRB Prime Student Loan Trust, Series 2015-D, Class A1,
                           3.572% (1 Month USD LIBOR + 170 bps), 1/25/40 (144A)              2,145,907
    1,535,350(a)           DRB Prime Student Loan Trust, Series 2016-B, Class A1,
                           3.672% (1 Month USD LIBOR + 180 bps),
                           6/25/40 (144A)                                                    1,592,818
    3,893,996(a)           DRB Prime Student Loan Trust, Series 2017-A, Class A1,
                           2.471% (1 Month USD LIBOR + 85 bps), 5/27/42 (144A)               3,936,962
    5,750,000              Drive Auto Receivables Trust, Series 2016-CA, Class C,
                           3.02%, 11/15/21 (144A)                                            5,758,987
      195,511(a)           Drive Auto Receivables Trust, Series 2017-1, Class A2B,
                           2.117% (1 Month USD LIBOR + 34 bps), 5/15/19                        195,605
    3,750,000              Drive Auto Receivables Trust, Series 2017-1, Class B,
                           2.36%, 3/15/21                                                    3,739,642
      271,743(a)           Drive Auto Receivables Trust, Series 2017-2, Class A2B,
                           2.057% (1 Month USD LIBOR + 28 bps), 8/15/19                        271,743
      700,000              Drive Auto Receivables Trust, Series 2017-2, Class B,
                           2.25%, 6/15/21                                                      698,219
    3,407,610(a)           Drive Auto Receivables Trust, Series 2017-3, Class A2B,
                           2.027% (1 Month USD LIBOR + 25 bps), 8/15/19                      3,407,680
    1,900,000              Drive Auto Receivables Trust, Series 2017-3, Class B,
                           2.3%, 5/17/21                                                     1,891,553
    1,953,663              Drive Auto Receivables Trust, Series 2017-BA, Class B,
                           2.2%, 5/15/20 (144A)                                              1,951,327
    1,331,798(a)           Drug Royalty II LP 2, Series 2014-1, Class A1, 4.572%
                           (3 Month USD LIBOR + 285 bps), 7/15/23 (144A)                     1,342,028
    3,370,775              DT Auto Owner Trust, Series 2015-1A, Class D, 4.26%,
                           2/15/22 (144A)                                                    3,400,459
    5,766,068              DT Auto Owner Trust, Series 2016-4A, Class B, 2.02%,
                           8/17/20 (144A)                                                    5,758,018
    4,500,000              DT Auto Owner Trust, Series 2017-1A, Class B, 2.26%,
                           2/16/21 (144A)                                                    4,489,841
      692,937              DT Auto Owner Trust, Series 2017-2A, Class A, 1.72%,
                           5/15/20 (144A)                                                      691,643
    1,700,000              DT Auto Owner Trust, Series 2017-2A, Class B, 2.44%,
                           2/15/21 (144A)                                                    1,697,260
    5,676,293              DT Auto Owner Trust, Series 2017-4A, Class A, 1.85%,
                           8/17/20 (144A)                                                    5,656,511
    5,250,000              DT Auto Owner Trust, Series 2017-4A, Class B, 2.44%,
                           1/15/21 (144A)                                                    5,221,635
    1,600,000              DT Auto Owner Trust, Series 2017-4A, Class C, 2.86%,
                           7/17/23 (144A)                                                    1,589,083

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18 27

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                Value
------------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- (continued)
    1,329,448(a)           Earnest Student Loan Program LLC, Series 2016-C,
                           Class A1, 3.722% (1 Month USD LIBOR + 185 bps),
                           10/27/36 (144A)                                              $    1,379,580
    1,184,178(a)           Earnest Student Loan Program LLC, Series 2016-D,
                           Class A1, 3.272% (1 Month USD LIBOR + 140 bps),
                           1/25/41 (144A)                                                    1,213,216
    4,506,703(a)           Earnest Student Loan Program LLC, Series 2017-A,
                           Class A1, 2.872% (1 Month USD LIBOR + 100 bps),
                           1/25/41 (144A)                                                    4,556,723
    3,790,264              Engs Commercial Finance Trust, Series 2016-1A,
                           Class A2, 2.63%, 2/22/22 (144A)                                   3,750,525
    2,000,000              Engs Commercial Finance Trust, Series 2018-1A,
                           Class A1, 2.97%, 2/22/21 (144A)                                   1,999,816
      286,821              Enterprise Fleet Financing LLC, Series 2015-2,
                           Class A2, 1.59%, 2/22/21 (144A)                                     286,576
    1,210,759              Enterprise Fleet Financing LLC, Series 2016-2,
                           Class A2, 1.74%, 2/22/22 (144A)                                   1,204,801
    3,000,000(a)           Evergreen Credit Card Trust, Series 2016-1, Class A,
                           2.497% (1 Month USD LIBOR + 72 bps),
                           4/15/20 (144A)                                                    3,000,973
    3,550,000(a)           Evergreen Credit Card Trust, Series 2016-3, Class A,
                           2.277% (1 Month USD LIBOR + 50 bps),
                           11/16/20 (144A)                                                   3,558,903
    4,500,000(a)           Evergreen Credit Card Trust, Series 2017-1, Class A,
                           2.037% (1 Month USD LIBOR + 26 bps),
                           10/15/21 (144A)                                                   4,504,328
    2,055,000              Exeter Automobile Receivables Trust, Series 2015-2A,
                           Class C, 3.9%, 3/15/21 (144A)                                     2,071,286
    1,265,508              Exeter Automobile Receivables Trust, Series 2017-1A,
                           Class A, 1.96%, 3/15/21 (144A)                                    1,261,404
    4,358,373              Exeter Automobile Receivables Trust, Series 2017-2A,
                           Class A, 2.11%, 6/15/21 (144A)                                    4,344,499
    2,103,404              Exeter Automobile Receivables Trust, Series 2017-3A,
                           Class A, 2.05%, 12/15/21 (144A)                                   2,091,820
    8,365,365              Exeter Automobile Receivables Trust, Series 2018-1A,
                           Class A, 2.21%, 5/17/21 (144A)                                    8,341,435
    3,000,000              Exeter Automobile Receivables Trust, Series 2018-1A,
                           Class B, 2.75%, 4/15/22 (144A)                                    2,978,099
    3,945,268(a)           FBR Securitization Trust, Series 2005-3, Class AV1,
                           2.392% (1 Month USD LIBOR + 52 bps), 10/25/35                     3,947,486
      128,308(a)           FBR Securitization Trust, Series 2005-5, Class AV24,
                           2.612% (1 Month USD LIBOR + 74 bps), 11/25/35                       128,253
    3,860,549(a)           Fieldstone Mortgage Investment Trust, Series 2005-3,
                           Class 1A, 2.362% (1 Month USD LIBOR +
                           49 bps), 2/25/36                                                  3,815,224
    2,700,000(a)           Fifth Third Auto Trust, Series 2017-1, Class A2B, 1.927%
                           (1 Month USD LIBOR + 15 bps), 4/15/20                             2,701,004

The accompanying notes are an integral part of these financial statements.

28 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                Value
------------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- (continued)
    7,673,781(c)           Finance of America Structured Securities Trust, Series
                           2017-HB1, Class A, 2.321%, 11/25/27 (144A)                   $    7,645,388
       28,732(a)           First Franklin Mortgage Loan Trust, Series 2003-FFC,
                           Class M1, 3.172% (1 Month USD LIBOR +
                           130 bps), 11/25/32                                                   28,694
       86,981(a)           First Franklin Mortgage Loan Trust, Series 2004-FF4,
                           Class M1, 2.727% (1 Month USD LIBOR +
                           86 bps), 6/25/34                                                     86,273
    2,427,139(a)           First Franklin Mortgage Loan Trust, Series 2004-FFH2,
                           Class M1, 2.622% (1 Month USD LIBOR +
                           75 bps), 6/25/34                                                  2,431,627
      630,852(a)           First Franklin Mortgage Loan Trust, Series 2005-FFH2,
                           Class M2, 2.682% (1 Month USD LIBOR + 81 bps),
                           4/25/35 (144A)                                                      633,584
    1,362,119(a)           First Franklin Mortgage Loan Trust, Series 2006-FF1,
                           Class 1A, 2.092% (1 Month USD LIBOR +
                           22 bps), 1/25/36                                                  1,361,901
      773,030              First Investors Auto Owner Trust, Series 2017-1A,
                           Class A1, 1.69%, 4/15/21 (144A)                                     769,418
    2,916,689              First Investors Auto Owner Trust, Series 2017-2A,
                           Class A1, 1.86%, 10/15/21 (144A)                                  2,900,667
    2,200,000(a)           First National Master Note Trust, Series 2017-1, Class A,
                           2.177% (1 Month USD LIBOR + 40 bps), 4/18/22                      2,204,009
    9,000,000(a)           First National Master Note Trust, Series 2017-2, Class A,
                           2.217% (1 Month USD LIBOR + 44 bps), 10/16/23                     8,990,314
    4,234,288              Flagship Credit Auto Trust, Series 2015-2, Class A,
                           1.98%, 10/15/20 (144A)                                            4,226,039
      638,711              Flagship Credit Auto Trust, Series 2015-3, Class A,
                           2.38%, 10/15/20 (144A)                                              638,246
       60,653              Flagship Credit Auto Trust, Series 2016-3, Class A1,
                           1.61%, 12/15/19 (144A)                                               60,633
    1,794,419              Flagship Credit Auto Trust, Series 2017-1, Class A,
                           1.93%, 12/15/21 (144A)                                            1,788,104
    5,175,507              Flagship Credit Auto Trust, Series 2017-2, Class A,
                           1.85%, 7/15/21 (144A)                                             5,147,008
    3,438,271              Flagship Credit Auto Trust, Series 2017-4, Class A,
                           2.07%, 4/15/22 (144A)                                             3,412,679
      523,088              FNA Trust, Series 2015-1, Class A, 3.24%,
                           12/10/23 (144A)                                                     520,994
    4,800,000(a)           Ford Credit Auto Lease Trust, Series 2017-B, Class A2B,
                           1.937% (1 Month USD LIBOR + 16 bps), 6/15/20                      4,799,040
    1,789,046(a)           Ford Credit Auto Owner Trust, Series 2017-A, Class A2B,
                           1.897% (1 Month USD LIBOR + 12 bps), 12/15/19                     1,789,464
    6,317,117(a)           Ford Credit Auto Owner Trust, Series 2017-B, Class A2B,
                           1.847% (1 Month USD LIBOR + 7 bps), 5/15/20                       6,315,861
    6,926,355(a)           Ford Credit Auto Owner Trust, Series 2017-C, Class A2B,
                           1.897% (1 Month USD LIBOR + 12 bps), 9/15/20                      6,926,354

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18 29

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                Value
------------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- (continued)
    4,000,000(a)           Ford Credit Floorplan Master Owner Trust A, Series
                           2016-1, Class A2, 2.677% (1 Month USD LIBOR +
                           90 bps), 2/15/21                                             $    4,025,521
    3,500,000(a)           Ford Credit Floorplan Master Owner Trust A, Series
                           2016-3, Class A2, 2.397% (1 Month USD LIBOR +
                           62 bps), 7/15/21                                                  3,516,852
    4,925,000(a)           Ford Credit Floorplan Master Owner Trust A, Series
                           2016-5, Class A2, 2.237% (1 Month USD LIBOR +
                           46 bps), 11/15/21                                                 4,943,442
    5,910,000(a)           Ford Credit Floorplan Master Owner Trust A, Series
                           2017-2, Class A2, 2.127% (1 Month USD LIBOR +
                           35 bps), 9/15/22                                                  5,925,895
    3,994,064              Foursight Capital Automobile Receivables Trust, Series
                           2016-1, Class A2, 2.87%, 10/15/21 (144A)                          3,980,223
    5,511,186              Foursight Capital Automobile Receivables Trust, Series
                           2017-1, Class A, 2.37%, 4/15/22 (144A)                            5,458,556
   11,250,000              Foursight Capital Automobile Receivables Trust, Series
                           2018-1, Class A1, 2.2%, 3/15/19 (144A)                           11,246,910
      341,401(a)           Fremont Home Loan Trust, Series 2005-2, Class M2,
                           2.592% (1 Month USD LIBOR + 72 bps), 6/25/35                        342,243
    6,711,332(a)           Fremont Home Loan Trust, Series 2005-E, Class 1A1,
                           2.102% (1 Month USD LIBOR + 23 bps), 1/25/36                      6,669,351
    9,860,424(a)           Fremont Home Loan Trust, Series 2006-2, Class 1A1,
                           2.032% (1 Month USD LIBOR + 16 bps), 2/25/36                      9,674,516
    1,000,000(a)           Galaxy XXI CLO, Ltd., Series 2015-21A, Class X, 2.245%
                           (3 Month USD LIBOR + 50 bps), 4/20/31 (144A)                        999,996
    1,597,944(b)           GCAT LLC, Series 2017-1, Class A1, 3.375%,
                           3/25/47 (144A)                                                    1,587,288
    1,669,070(b)           GCAT LLC, Series 2017-4, Class A1, 3.228%,
                           5/25/22 (144A)                                                    1,657,606
    4,631,796(a)           GE-WMC Asset-Backed Pass-Through Certificates, Series
                           2005-2, Class A1, 2.097% (1 Month USD LIBOR +
                           23 bps), 12/25/35                                                 4,634,182
      342,151              GLS Auto Receivables Trust, Series 2016-1A, Class A,
                           2.73%, 10/15/20 (144A)                                              342,096
    6,086,507              GLS Auto Receivables Trust, Series 2017-1A, Class A2,
                           2.67%, 4/15/21 (144A)                                             6,070,883
    8,707,614              GLS Auto Receivables Trust, Series 2018-1A, Class A,
                           2.82%, 7/15/22 (144A)                                             8,674,872
    7,250,000              GM Financial Automobile Leasing Trust, Series 2018-1,
                           Class A2A, 2.39%, 4/20/20                                         7,233,289
    7,500,000(a)           GM Financial Automobile Leasing Trust, Series 2018-1,
                           Class A2B, 2.022% (1 Month USD LIBOR +
                           20 bps), 4/20/20                                                  7,502,782
    1,705,992(a)           GM Financial Consumer Automobile, Series 2017-1A,
                           Class A2B, 1.906% (1 Month USD LIBOR + 12 bps),
                           3/16/20 (144A)                                                    1,706,428

The accompanying notes are an integral part of these financial statements.

30 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                Value
------------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- (continued)
    7,800,000(a)           GM Financial Consumer Automobile Receivables Trust,
                           Series 2018-1, Class A2B, 1.876% (1 Month USD
                           LIBOR + 9 bps), 1/19/21                                      $    7,800,456
       45,014(c)           GMACM Home Equity Loan Trust, Series 2002-HE4,
                           Class A2, 4.535%, 10/25/32                                           44,870
      678,185(b)           GMAT Trust, Series 2013-1A, Class A, 6.967%,
                           11/25/43 (144A)                                                     678,918
    1,688,950(b)           GMAT Trust, Series 2015-1A, Class A1, 4.25%,
                           9/25/20 (144A)                                                    1,699,440
    8,725,000(a)           GMF Floorplan Owner Revolving Trust, Series 2015-1,
                           Class A2, 2.277% (1 Month USD LIBOR + 50 bps),
                           5/15/20 (144A)                                                    8,728,347
    2,100,000(a)           GMF Floorplan Owner Revolving Trust, Series 2016-1,
                           Class A2, 2.627% (1 Month USD LIBOR + 85 bps),
                           5/17/21 (144A)                                                    2,114,112
    4,700,000(a)           GMF Floorplan Owner Revolving Trust, Series 2017-1,
                           Class A2, 2.347% (1 Month USD LIBOR + 57 bps),
                           1/18/22 (144A)                                                    4,725,545
   11,000,000(a)           Golden Credit Card Trust, Series 2014-2A, Class A,
                           2.227% (1 Month USD LIBOR + 45 bps), 3/15/21 (144A)              11,026,322
    2,200,000(a)           Golden Credit Card Trust, Series 2017-1A, Class A,
                           2.177% (1 Month USD LIBOR + 40 bps), 2/15/21 (144A)               2,205,174
      653,896(a)           Green Tree Mortgage Loan Trust, Series 2005-HE1,
                           Class M2, 2.671% (1 Month USD LIBOR + 70 bps),
                           12/25/32 (144A)                                                     654,493
      850,000(a)           Greywolf CLO II, Ltd., Series 2013-1A, Class X, 2.422%
                           (3 Month USD LIBOR + 70 bps), 10/15/29 (144A)                       849,995
      193,262(a)           GSAA Home Equity Trust, Series 2004-11, Class 2A1,
                           2.532% (1 Month USD LIBOR + 66 bps), 12/25/34                       194,772
      356,597(a)           GSAA Trust, Series 2005-10, Class M3, 2.422%
                           (1 Month USD LIBOR + 55 bps), 6/25/35                               355,872
    2,541,707(a)           GSAMP Trust, Series 2004-HE2, Class M1, 2.847%
                           (1 Month USD LIBOR + 98 bps), 9/25/34                             2,566,732
      286,814(a)           GSAMP Trust, Series 2004-SEA2, Class M1, 2.522%
                           (1 Month USD LIBOR + 65 bps), 3/25/34                               287,106
      733,192(a)           GSRPM Mortgage Loan Trust, Series 2003-2, Class M1,
                           3.222% (1 Month USD LIBOR + 135 bps), 6/25/33                       730,138
    1,667,635(a)           GSRPM Mortgage Loan Trust, Series 2006-1, Class A1,
                           2.172% (1 Month USD LIBOR + 30 bps), 3/25/35 (144A)               1,655,336
      743,920(a)           GSRPM Mortgage Loan Trust, Series 2006-2, Class A2,
                           2.172% (1 Month USD LIBOR + 30 bps), 9/25/36 (144A)                 743,307
      776,915              Hero Residual Funding, Series 2016-1R, Class A1,
                           4.5%, 9/21/42 (144A)                                                773,030
    3,200,000(a)           Hertz Fleet Lease Funding LP, Series 2015-1, Class C,
                           3.081% (1 Month USD LIBOR + 150 bps),
                           7/10/29 (144A)                                                    3,201,450

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18 31

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                Value
------------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- (continued)
    2,600,000(a)           Hertz Fleet Lease Funding LP, Series 2015-1, Class E,
                           3.881% (1 Month USD LIBOR + 230 bps),
                           7/10/29 (144A)                                               $    2,599,427
    2,400,000(a)           Hertz Fleet Lease Funding LP, Series 2016-1, Class E,
                           5.24% (1 Month USD LIBOR + 350 bps), 4/10/30 (144A)               2,411,046
    4,400,000(a)           Hertz Fleet Lease Funding LP, Series 2017-1, Class A1,
                           2.231% (1 Month USD LIBOR + 65 bps), 4/10/31 (144A)               4,405,541
      403,805(a)           Home Equity Asset Trust, Series 2004-8, Class M1,
                           2.742% (1 Month USD LIBOR + 87 bps), 3/25/35                        406,576
    2,687,399(a)           Home Equity Mortgage Loan Asset-Backed Trust, Series
                           2005-C, Class AII3, 2.242% (1 Month USD LIBOR +
                           37 bps), 10/25/35                                                 2,686,897
       67,195(a)           Home Equity Mortgage Trust, Series 2004-3, Class M4,
                           3.772% (1 Month USD LIBOR + 190 bps), 10/25/34                       66,793
      659,938              Honor Automobile Trust Securitization, Series 2016-1A,
                           Class A, 2.94%, 11/15/19 (144A)                                     660,163
    1,305,743(a)           HSI Asset Securitization Corp. Trust, Series 2006-OPT2,
                           Class M1, 2.242% (1 Month USD LIBOR +
                           37 bps), 1/25/36                                                  1,300,091
    4,000,000(a)           Invitation Homes Trust, Series 2018-SFR1, Class B,
                           2.758% (1 Month USD LIBOR + 95 bps), 3/17/37 (144A)               4,030,077
      165,904(a)           Irwin Whole Loan Home Equity Trust, Series 2003-C,
                           Class M1, 2.872% (1 Month USD LIBOR +
                           100 bps), 6/25/28                                                   165,383
       98,333(a)           IXIS Real Estate Capital Trust, Series 2005-HE3, Class M2,
                           2.607% (1 Month USD LIBOR + 74 bps), 12/25/35                        98,407
    2,378,406(a)           John Deere Owner Trust, Series 2017-B, Class A2B,
                           1.887% (1 Month USD LIBOR + 11 bps), 4/15/20                      2,378,497
    2,272,761(a)           JP Morgan Mortgage Acquisition Corp., Series
                           2005-FLD1, Class M4, 2.847% (1 Month USD LIBOR +
                           98 bps), 7/25/35                                                  2,285,167
    1,378,709(a)           JP Morgan Mortgage Acquisition Trust, Series 2006-CH1,
                           Class A5, 2.102% (1 Month USD LIBOR +
                           23 bps), 7/25/36                                                  1,375,727
   10,745,000(a)           Lake Country Mortgage Loan Trust, Series 2006-HE1,
                           Class M2, 2.321% (1 Month USD LIBOR + 70 bps),
                           7/25/34 (144A)                                                   10,695,449
    1,197,693              Laurel Road Prime Student Loan Trust, Series 2017-B,
                           Class A1FX, 1.63%, 8/25/42 (144A)                                 1,194,554
    7,294,998(a)           Laurel Road Prime Student Loan Trust, Series 2017-C,
                           Class A1, 2.422% (1 Month USD LIBOR + 55 bps),
                           11/25/42 (144A)                                                   7,307,575
      656,207              Leaf Receivables Funding 12 LLC, Series 2017-1,
                           Class A2, 1.72%, 5/15/19 (144A)                                     655,789
    1,471,112(a)           Lehman XS Trust, Series 2005-4, Class 1A3, 2.672%
                           (1 Month USD LIBOR + 80 bps), 10/25/35                            1,452,656
    1,839,541(a)           Long Beach Mortgage Loan Trust, Series 2006-WL1,
                           Class 1A1, 2.102% (1 Month USD LIBOR +
                           23 bps), 1/25/46                                                  1,840,133

The accompanying notes are an integral part of these financial statements.

32 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                Value
------------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- (continued)
    9,128,669              Marlette Funding Trust, Series 2018-1A, Class A, 2.61%,
                           3/15/28 (144A)                                               $    9,113,944
   12,050,000(a)           MBNA Credit Card Master Note Trust, Series 2004-A3,
                           Class A3, 2.037% (1 Month USD LIBOR +
                           26 bps), 8/16/21                                                 12,053,604
      931,234(a)           Mercedes-Benz Auto Lease Trust, Series 2017-A,
                           Class A2B, 1.977% (1 Month USD LIBOR +
                           20 bps), 8/15/19                                                    931,364
    5,450,000              Mercedes-Benz Auto Lease Trust, Series 2018-A,
                           Class A2, 2.2%, 4/15/20                                           5,434,496
   10,888,000(a)           Mercedes-Benz Master Owner Trust, Series 2016-AA,
                           Class A, 2.357% (1 Month USD LIBOR + 58 bps),
                           5/15/20 (144A)                                                   10,894,533
      557,473(a)           Merrill Lynch Mortgage Investors Trust, Series
                           2004-OPT1, Class A1B, 2.732% (1 Month USD LIBOR +
                           86 bps), 6/25/35                                                    542,831
      330,746(a)           Merrill Lynch Mortgage Investors Trust, Series 2005-AR1,
                           Class M1, 2.372% (1 Month USD LIBOR +
                           50 bps), 6/25/36                                                    331,056
    8,863,672(b)           MFA Trust, Series 2017-NPL1, Class A1, 3.352%,
                           11/25/47 (144A)                                                   8,805,917
      786,760(a)           Morgan Stanley ABS Capital I, Inc. Trust, Series
                           2005-HE3, Class M3, 2.667% (1 Month USD LIBOR +
                           80 bps), 7/25/35                                                    789,531
      168,924(a)           Morgan Stanley ABS Capital I, Inc. Trust, Series
                           2005-HE6, Class M1, 2.262% (1 Month USD LIBOR +
                           39 bps), 11/25/35                                                   168,597
    1,161,979(a)           Morgan Stanley ABS Capital I, Inc. Trust, Series
                           2005-WMC1, Class M2, 2.607% (1 Month USD LIBOR +
                           74 bps), 1/25/35                                                  1,160,529
      151,774(a)           Morgan Stanley Home Equity Loan Trust, Series 2005-1,
                           Class M3, 2.652% (1 Month USD LIBOR +
                           78 bps), 12/25/34                                                   152,319
      867,402(a)           Morgan Stanley Home Equity Loan Trust, Series 2006-2,
                           Class A4, 2.152% (1 Month USD LIBOR +
                           28 bps), 2/25/36                                                    862,140
      204,928(a)           Morgan Stanley Structured Trust, Series 2007-1, Class A2,
                           2.062% (1 Month USD LIBOR + 19 bps), 6/25/37                        204,856
    3,500,000(a)           Motor Plc, Series 2017-1A, Class A1, 2.402% (1 Month
                           USD LIBOR + 53 bps), 9/25/24 (144A)                               3,499,881
    1,589,472              Nations Equipment Finance Funding III LLC, Series
                           2016-1A, Class A, 3.61%, 2/20/21 (144A)                           1,588,083
    2,975,352              Nationstar HECM Loan Trust, Series 2017-1A, Class A,
                           1.968%, 5/25/27 (144A)                                            2,964,879
    3,195,422(c)           Nationstar HECM Loan Trust, Series 2017-2A, Class A1,
                           2.038%, 9/25/27 (144A)                                            3,175,450
    5,743,843(c)           Nationstar HECM Loan Trust, Series 2018-1A, Class A,
                           2.76%, 2/25/28 (144A)                                             5,743,842

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18 33

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                Value
------------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- (continued)
      739,130(a)           Nationstar Home Equity Loan Trust, Series 2006-B,
                           Class AV4, 2.152% (1 Month USD LIBOR +
                           28 bps), 9/25/36                                             $      736,156
    2,700,000(a)           Navistar Financial Dealer Note Master Owner Trust II,
                           Series 2017-1, Class C, 3.422% (1 Month USD LIBOR +
                           155 bps), 6/27/22 (144A)                                          2,713,503
    1,225,000              Navitas Equipment Receivables LLC, Series 2015-1,
                           Class C, 4.5%, 6/17/19 (144A)                                     1,226,589
    1,445,455              Navitas Equipment Receivables LLC, Series 2016-1,
                           Class A2, 2.2%, 6/15/21 (144A)                                    1,438,384
    4,600,000              Navitas Equipment Receivables LLC, Series 2016-1,
                           Class B, 3.22%, 10/15/21 (144A)                                   4,556,959
    1,425,000(a)           Neuberger Berman CLO XVI-S, Ltd., Series 2017-16SA,
                           Class X, 2.322% (3 Month USD LIBOR + 60 bps),
                           1/15/28 (144A)                                                    1,424,991
      896,722(a)           New Century Home Equity Loan Trust, Series 2005-1,
                           Class A2C, 2.572% (1 Month USD LIBOR +
                           70 bps), 3/25/35                                                    897,116
    7,597,000(a)           New Century Home Equity Loan Trust, Series 2005-1,
                           Class M1, 2.547% (1 Month USD LIBOR +
                           68 bps), 3/25/35                                                  7,589,322
      280,660(a)           New Century Home Equity Loan Trust, Series 2005-3,
                           Class M2, 2.607% (1 Month USD LIBOR +
                           74 bps), 7/25/35                                                    281,159
      200,000              New Residential Advance Receivables Trust Advance
                           Receivables Backed Notes, Series 2016-T2, Class AT2,
                           2.575%, 10/15/49 (144A)                                             197,944
    6,739,760(a)           Newtek Small Business Loan Trust, Series 2017-1,
                           Class A, 3.872% (1 Month USD LIBOR + 200 bps),
                           2/15/43 (144A)                                                    6,733,694
    7,250,000(a)           NextGear Floorplan Master Owner Trust, Series 2016-1A,
                           Class A1, 3.477% (1 Month USD LIBOR + 170 bps),
                           4/15/21 (144A)                                                    7,346,592
    5,000,000(a)           NextGear Floorplan Master Owner Trust, Series 2016-2A,
                           Class A1, 2.877% (1 Month USD LIBOR + 110 bps),
                           9/15/21 (144A)                                                    5,039,918
   13,900,000(a)           NextGear Floorplan Master Owner Trust, Series 2017-1A,
                           Class A1, 2.627% (1 Month USD LIBOR + 85 bps),
                           4/18/22 (144A)                                                   13,984,449
    5,300,000(a)           NextGear Floorplan Master Owner Trust, Series 2017-2A,
                           Class A1, 2.457% (1 Month USD LIBOR + 68 bps),
                           10/17/22 (144A)                                                   5,317,247
    9,254,000(a)           Nissan Auto Lease Trust, Series 2017-B, Class A2B,
                           1.987% (1 Month USD LIBOR + 21 bps), 12/16/19                     9,258,629
       45,573(a)           Nissan Auto Receivables Owner Trust, Series 2016-B,
                           Class A2B, 2.077% (1 Month USD LIBOR +
                           30 bps), 4/15/19                                                     45,579
    2,549,765(a)           Nissan Auto Receivables Owner Trust, Series 2017-A,
                           Class A2B, 1.837% (1 Month USD LIBOR +
                           6 bps), 1/15/20                                                   2,549,869

The accompanying notes are an integral part of these financial statements.

34 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                Value
------------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- (continued)
    6,059,000(a)           Nissan Master Owner Trust Receivables, Series 2017-A,
                           Class A, 2.087% (1 Month USD LIBOR +
                           31 bps), 4/15/21                                             $    6,065,255
    6,600,000(a)           Nissan Master Owner Trust Receivables, Series 2017-C,
                           Class A, 2.097% (1 Month USD LIBOR +
                           32 bps), 10/17/22                                                 6,601,321
      218,120(a)           NovaStar Mortgage Funding Trust, Series 2003-1,
                           Class A2, 2.652% (1 Month USD LIBOR +
                           78 bps), 5/25/33                                                    217,462
    9,471,375(a)           NovaStar Mortgage Funding Trust, Series 2005-3,
                           Class M1, 2.547% (1 Month USD LIBOR +
                           68 bps), 1/25/36                                                  9,455,003
    1,216,014(a)           NovaStar Mortgage Funding Trust, Series 2005-4,
                           Class A1A, 2.332% (1 Month USD LIBOR +
                           46 bps), 1/25/36                                                  1,215,773
      262,993              NYCTL Trust, Series 2016-A, Class A, 1.47%,
                           11/10/29 (144A)                                                     260,644
    3,147,956              NYCTL Trust, Series 2017-A, Class A, 1.87%,
                           11/10/30 (144A)                                                   3,116,763
    7,990,706(b)           Oak Hill Advisors Residential Loan Trust, Series
                           2017-NPL2, Class A1, 3.0%, 7/25/57 (144A)                         7,924,939
    5,600,000(a)           Octagon Investment Partners XVII, Ltd., Series 2013-1A,
                           Class A1R2, 0.0% (3 Month USD LIBOR + 100 bps)
                           1/25/31 (144A)                                                    5,593,554
    6,325,000(a)           Octagon Investment Partners XXII, Ltd., Series 2014-1A,
                           Class XRR, 2.395% (3 Month USD LIBOR + 65 bps),
                           1/22/30 (144A)                                                    6,324,949
    4,452,000              Ocwen Master Advance Receivables Trust, Series
                           2016-T1, Class AT1, 2.521%, 8/17/48 (144A)                        4,450,608
    3,250,000              Ocwen Master Advance Receivables Trust, Series
                           2017-T1, Class AT1, 2.499%, 9/15/48 (144A)                        3,249,746
    2,700,000              Ocwen Master Advance Receivables Trust, Series
                           2017-T1, Class CT1, 3.141%, 9/15/48 (144A)                        2,707,190
    8,000,000              OnDeck Asset Securitization Trust II LLC, Series
                           2016-1A, Class A, 4.21%, 5/17/20 (144A)                           8,004,053
    6,650,000(a)           OneMain Financial Issuance Trust, Series 2017-1A,
                           Class A2, 2.565% (1 Month USD LIBOR + 80 bps),
                           9/14/32 (144A)                                                    6,668,717
    3,362,000              Oportun Funding III LLC, Series 2016-B, Class A,
                           3.69%, 7/8/21 (144A)                                              3,358,025
      635,087(a)           Option One Mortgage Loan Trust, Series 2005-1, Class A4,
                           2.672% (1 Month USD LIBOR + 80 bps), 2/25/35                        634,519
    8,000,000(a)           Option One Mortgage Loan Trust, Series 2005-3, Class M2,
                           2.607% (1 Month USD LIBOR + 74 bps), 8/25/35                      7,996,094
    8,371,645(a)           Option One Mortgage Loan Trust, Series 2006-1,
                           Class 2A3, 2.062% (1 Month USD LIBOR +
                           19 bps), 1/25/36                                                  8,351,314
       27,994(b)           Option One Mortgage Loan Trust, Series 2007-FXD2,
                           Class 2A1, 5.9%, 3/25/37                                             26,390

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18 35

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                Value
------------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- (continued)
       63,077              Orange Lake Timeshare Trust, Series 2012-AA, Class B,
                           4.87%, 3/10/27 (144A)                                        $       63,117
    3,567,237(b)           OSAT Trust, Series 2016-NPL1, Class A1, 3.75%,
                           7/25/56 (144A)                                                    3,579,846
      949,712              Oscar US Funding Trust II, Series 2015-1A, Class A3,
                           1.86%, 10/15/19 (144A)                                              947,898
      812,048              Oscar US Funding Trust IV, Series 2016-1A, Class A2A,
                           2.53%, 7/15/20 (144A)                                               810,686
      382,140              Oscar US Funding Trust IV, Series 2016-1A, Class A2B,
                           3.288% (1 Month USD LIBOR + 170 bps),
                           7/15/20 (144A)                                                      383,669
    5,714,280              Oscar US Funding Trust V, Series 2016-2A, Class A2A,
                           2.31%, 11/15/19 (144A)                                            5,703,429
    2,447,550              Oscar US Funding Trust V, Series 2016-2A, Class A2B,
                           3.177% (1 Month USD LIBOR + 140 bps),
                           11/15/19 (144A)                                                   2,452,761
      420,189              Oscar US Funding Trust VI LLC, Series 2017-1A,
                           Class A2A, 2.3%, 5/11/20 (144A)                                     418,367
    2,009,601(a)           Oscar US Funding Trust VI LLC, Series 2017-1A,
                           Class A2B, 2.54% (1 Month USD LIBOR + 80 bps),
                           5/11/20 (144A)                                                    2,011,442
    2,700,000(a)           Oscar US Funding Trust VII LLC, Series 2017-2A,
                           Class A2B, 2.39% (1 Month USD LIBOR + 65 bps),
                           11/10/20 (144A)                                                   2,701,914
    5,000,000(a)           Oscar US Funding Trust VIII LLC, Series 2018-1A,
                           Class A2B, 2.418% (1 Month USD LIBOR + 49 bps),
                           4/12/21 (144A)                                                    5,000,210
      150,000              Oxford Finance Funding LLC, Series 2016-1A, Class A,
                           3.968%, 6/17/24 (144A)                                              149,650
   14,500,000(a)           Palmer Square Loan Funding, Ltd., Series 2018-1A,
                           Class A1, 2.822% (3 Month USD LIBOR + 60 bps),
                           4/15/26 (144A)                                                   14,499,928
    4,250,000(a)           Palmer Square Loan Funding, Ltd., Series 2018-1A,
                           Class A2, 3.272% (3 Month USD LIBOR + 105 bps),
                           4/15/26 (144A)                                                    4,249,975
    5,500,000(a)           Palmer Square Loan Funding, Ltd., Series 2018-2A,
                           Class A1, 0.0% (3 Month USD LIBOR + 65 bps)
                           7/15/26 (144A)                                                    5,500,000
      276,694(a)           People's Choice Home Loan Securities Trust, Series
                           2004-2, Class M1, 2.772% (1 Month USD LIBOR +
                           90 bps), 10/25/34                                                   277,327
    1,350,000(a)           PFS Financing Corp., Series 2015-AA, Class A, 2.397%
                           (1 Month USD LIBOR + 62 bps), 4/15/20 (144A)                      1,349,198
    2,600,000(a)           PFS Financing Corp., Series 2017-AA, Class A, 2.357%
                           (1 Month USD LIBOR + 58 bps), 3/15/21 (144A)                      2,601,509
    2,000,000(a)           PFS Financing Corp., Series 2017-AA, Class B, 2.727%
                           (1 Month USD LIBOR + 95 bps), 3/15/21 (144A)                      2,003,388
    6,700,000(a)           PFS Financing Corp., Series 2017-BA, Class A1, 2.377%
                           (1 Month USD LIBOR + 60 bps), 7/15/22 (144A)                      6,715,117

The accompanying notes are an integral part of these financial statements.

36 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                Value
------------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- (continued)
    4,750,000(a)           PFS Financing Corp., Series 2017-C, Class A, 2.247%
                           (1 Month USD LIBOR + 47 bps), 10/15/21 (144A)                $    4,761,876
    5,750,000(a)           PFS Financing Corp., Series 2017-C, Class B, 2.577%
                           (1 Month USD LIBOR + 80 bps), 10/15/21 (144A)                     5,757,301
      460,338(a)           Popular ABS Mortgage Pass-Through Trust, Series 2005-A,
                           Class M1, 2.302% (1 Month USD LIBOR +
                           43 bps), 6/25/35                                                    461,384
      283,725(a)           Popular ABS Mortgage Pass-Through Trust, Series 2005-C,
                           Class M1, 2.322% (1 Month USD LIBOR +
                           45 bps), 11/25/35                                                   283,988
      109,352(a)           Popular ABS Mortgage Pass-Through Trust, Series
                           2006-A, Class A4, 2.192% (1 Month USD LIBOR +
                           32 bps), 2/25/36                                                    109,281
      842,177              Prestige Auto Receivables Trust, Series 2016-2A, Class A2,
                           1.46%, 7/15/20 (144A)                                               839,676
    4,051,208(b)           Pretium Mortgage Credit Partners I LLC, Series
                           2017-NPL3, Class A1, 3.25%, 6/29/32 (144A)                        4,030,887
    7,091,495(b)           Pretium Mortgage Credit Partners I LLC, Series
                           2017-NPL4, Class A1, 3.25%, 8/27/32 (144A)                        7,044,623
    3,436,024(b)           PRPM LLC, Series 2017-1A, Class A1, 4.25%,
                           1/25/22 (144A)                                                    3,436,050
      575,933(a)           Quest Trust, Series 2004-X1, Class A, 2.532% (1 Month
                           USD LIBOR + 66 bps), 3/25/34 (144A)                                 573,830
      254,292(a)           RAAC Trust, Series 2005-RP3, Class M1, 2.672%
                           (1 Month USD LIBOR + 80 bps), 5/25/39 (144A)                        254,203
    8,500,000(a)           RAAC Trust, Series 2006-RP1, Class M2, 2.821%
                           (1 Month USD LIBOR + 120 bps), 10/25/45 (144A)                    8,580,994
      545,177(a)           RAAC Trust, Series 2006-RP2, Class A, 2.122%
                           (1 Month USD LIBOR + 25 bps), 2/25/37 (144A)                        544,277
    1,300,000(a)           RAMP Trust, Series 2005-EFC6, Class M2, 2.517%
                           (1 Month USD LIBOR + 65 bps), 11/25/35                            1,301,097
    1,567,672(a)           RAMP Trust, Series 2005-RS2, Class M3, 2.422%
                           (1 Month USD LIBOR + 55 bps), 2/25/35                             1,569,857
    7,350,000(a)           RAMP Trust, Series 2005-RS7, Class M1, 2.372%
                           (1 Month USD LIBOR + 50 bps), 7/25/35                             7,278,621
      346,500(a)           RAMP Trust, Series 2006-EFC2, Class A3, 2.032%
                           (1 Month USD LIBOR + 16 bps), 12/25/36                              345,073
       68,037(a)           RAMP Trust, Series 2006-RZ3, Class A3, 2.162%
                           (1 Month USD LIBOR + 29 bps), 8/25/36                                67,864
    2,219,828(a)           RASC Trust, Series 2001-KS3, Class AII, 2.332%
                           (1 Month USD LIBOR + 46 bps), 9/25/31                             2,175,618
    5,989,936(a)           RASC Trust, Series 2005-EMX3, Class M3, 2.332%
                           (1 Month USD LIBOR + 46 bps), 9/25/35                             6,000,169
    2,568,254(a)           RASC Trust, Series 2005-EMX4, Class M2, 2.532%
                           (1 Month USD LIBOR + 66 bps), 11/25/35                            2,574,951
    2,210,059(a)           RASC Trust, Series 2005-KS1, Class M1, 2.547%
                           (1 Month USD LIBOR + 68 bps), 2/25/35                             2,212,998

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18 37

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                Value
------------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- (continued)
    2,890,558(a)           RASC Trust, Series 2005-KS10, Class M1, 2.282%
                           (1 Month USD LIBOR + 41 bps), 11/25/35                       $    2,891,059
      659,131(a)           RASC Trust, Series 2005-KS11, Class M1, 2.272%
                           (1 Month USD LIBOR + 40 bps), 12/25/35                              659,693
    1,040,674(a)           RASC Trust, Series 2005-KS2, Class M1, 2.517%
                           (1 Month USD LIBOR + 65 bps), 3/25/35                             1,041,139
      130,134(a)           RASC Trust, Series 2005-KS9, Class M2, 2.302%
                           (1 Month USD LIBOR + 43 bps), 10/25/35                              130,190
      862,147(b)           RBSHD Trust, Series 2013-1A, Class A, 7.685%,
                           10/25/47 (144A)                                                     857,507
    4,490,674(b)           RCO Mortgage LLC, Series 2017-1, Class A1, 3.375%,
                           8/25/22 (144A)                                                    4,472,728
    1,350,144(a)           SACO I Trust, Series 2005-5, Class 2M4, 2.746%
                           (1 Month USD LIBOR + 113 bps), 5/25/35                            1,342,192
       54,705(a)           Salomon Mortgage Loan Trust, Series 2001-CB4,
                           Class 1A1, 2.772% (1 Month USD LIBOR +
                           90 bps), 11/25/33                                                    54,740
      604,341              Santander Drive Auto Receivables Trust, Series 2015-3,
                           Class C, 2.74%, 1/15/21                                             604,494
    6,700,000(a)           Santander Retail Auto Lease Trust, Series 2017-A,
                           Class A2B, 2.092% (1 Month USD LIBOR + 27 bps),
                           3/20/20 (144A)                                                    6,699,995
      378,691(a)           SASCO Mortgage Loan Trust, Series 2005-GEL1,
                           Class M1, 2.697% (1 Month USD LIBOR +
                           83 bps), 12/25/34                                                   377,150
      131,839(a)           Saxon Asset Securities Trust, Series 2006-1, Class A2C,
                           2.192% (1 Month USD LIBOR + 32 bps), 3/25/36                        131,760
    7,608,406(a)           Saxon Asset Securities Trust, Series 2006-2, Class A3C,
                           2.022% (1 Month USD LIBOR + 15 bps), 9/25/36                      7,569,293
    2,880,831              SCF Equipment Trust LLC, Series 2016-1A, Class A,
                           3.62%, 11/20/21 (144A)                                            2,872,737
       35,000(a)           Securitized Asset Backed Receivables LLC Trust, Series
                           2005-OP2, Class M1, 2.302% (1 Month USD LIBOR +
                           43 bps), 10/25/35                                                    34,701
      21,810(a)            Securitized Asset Backed Receivables LLC Trust, Series
                           2006-WM1, Class A1B, 2.152% (1 Month USD LIBOR +
                           28 bps), 12/25/35                                                    21,817
    1,620,820(a)           Securitized Term Auto Receivables Trust, Series 2017-1A,
                           Class A2B, 2.172% (1 Month USD LIBOR + 30 bps),
                           4/25/19 (144A)                                                    1,620,881
    7,500,000(a)           Securitized Term Auto Receivables Trust, Series 2017-2A,
                           Class A2B, 2.072% (1 Month USD LIBOR + 20 bps),
                           1/27/20 (144A)                                                    7,500,160
      355,597              Sierra Auto Receivables Securitization Trust, Series
                           2016-1A, Class A, 2.85%, 1/18/22 (144A)                             355,502
      823,176(c)           Sierra Timeshare Receivables Funding LLC, Series
                           2014-2A, Class A, 2.05%, 6/20/31 (144A)                             818,316
    2,063,324              Skopos Auto Receivables Trust, Series 2015-1A, Class B,
                           5.43%, 12/15/23 (144A)                                            2,067,504

The accompanying notes are an integral part of these financial statements.

38 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                Value
------------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- (continued)
    8,000,000              Skopos Auto Receivables Trust, Series 2018-1A,
                           Class A, 3.19%, 9/15/21 (144A)                               $    7,997,592
    5,115,227              Sofi Consumer Loan Program LLC, Series 2016-4,
                           Class A, 3.18%, 11/25/25 (144A)                                   5,118,100
    3,584,453              Sofi Consumer Loan Program LLC, Series 2017-1,
                           Class A, 3.28%, 1/26/26 (144A)                                    3,590,433
    1,978,862              Sofi Consumer Loan Program LLC, Series 2017-5,
                           Class A1, 2.14%, 9/25/26 (144A)                                   1,967,694
    4,923,037              Sofi Consumer Loan Program LLC, Series 2017-6,
                           Class A1, 2.2%, 11/25/26 (144A)                                   4,898,601
    2,085,553              Sofi Consumer Loan Program LLC, Series 2017-F,
                           Class A1FX, 2.05%, 1/25/41 (144A)                                 2,069,320
    6,274,992              Sofi Consumer Loan Program Trust, Series 2018-1,
                           Class A1, 2.55%, 2/25/27 (144A)                                   6,255,536
      604,726(a)           Sofi Professional Loan Program LLC, Series 2014-A,
                           Class A1, 3.472% (1 Month USD LIBOR + 160 bps),
                           6/25/25 (144A)                                                      612,242
    6,175,544(a)           Sofi Professional Loan Program LLC, Series 2014-B,
                           Class A1, 3.122% (1 Month USD LIBOR + 125 bps),
                           8/25/32 (144A)                                                    6,245,769
    2,123,725(a)           Sofi Professional Loan Program LLC, Series 2015-B,
                           Class A1, 2.922% (1 Month USD LIBOR + 105 bps),
                           4/25/35 (144A)                                                    2,155,502
    2,358,119(a)           Sofi Professional Loan Program LLC, Series 2015-C,
                           Class A1, 2.922% (1 Month USD LIBOR + 105 bps),
                           8/27/35 (144A)                                                    2,374,460
    3,659,484(a)           Sofi Professional Loan Program LLC, Series 2016-A,
                           Class A1, 3.622% (1 Month USD LIBOR + 175 bps),
                           8/25/36 (144A)                                                    3,779,940
    3,343,193(a)           Sofi Professional Loan Program LLC, Series 2016-B,
                           Class A1, 3.072% (1 Month USD LIBOR + 120 bps),
                           6/25/33 (144A)                                                    3,390,388
      386,756(a)           Sofi Professional Loan Program LLC, Series 2016-C,
                           Class A1, 2.972% (1 Month USD LIBOR + 110 bps),
                           10/27/36 (144A)                                                     391,245
    2,261,584(a)           Sofi Professional Loan Program LLC, Series 2016-D,
                           Class A1, 2.822% (1 Month USD LIBOR + 95 bps),
                           1/25/39 (144A)                                                    2,284,197
    7,558,530(a)           Sofi Professional Loan Program LLC, Series 2016-E,
                           Class A1, 2.722% (1 Month USD LIBOR + 85 bps),
                           7/25/39 (144A)                                                    7,626,267
    1,773,067(a)           Sofi Professional Loan Program LLC, Series 2017-A,
                           Class A1, 2.572% (1 Month USD LIBOR + 70 bps),
                           3/26/40 (144A)                                                    1,787,479
    1,623,567              Sofi Professional Loan Program LLC, Series 2017-B,
                           Class A1FX, 1.83%, 5/25/40 (144A)                                 1,613,382
    1,991,652(a)           Sofi Professional Loan Program LLC, Series 2017-C,
                           Class A1, 2.472% (1 Month USD LIBOR + 60 bps),
                           7/25/40 (144A)                                                    1,997,090

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18 39

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                Value
------------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- (continued)
    3,058,670              Sofi Professional Loan Program LLC, Series 2017-D,
                           Class A1FX, 1.72%, 9/25/40 (144A)                            $    3,035,575
    5,833,257(a)           Sofi Professional Loan Program LLC, Series 2017-E,
                           Class A1, 2.372% (1 Month USD LIBOR + 50 bps),
                           11/26/40 (144A)                                                   5,851,923
    6,621,853(a)           Sofi Professional Loan Program LLC, Series 2018-A,
                           Class A1, 2.222% (1 Month USD LIBOR + 35 bps),
                           2/25/42 (144A)                                                    6,626,604
    3,768,631              Sofi Professional Loan Program LLC, Series 2018-A,
                           Class A2A, 2.39%, 2/25/42 (144A)                                  3,751,085
    8,900,000              Sofi Professional Loan Program Trust, Series 2018-B,
                           Class A1FX, 2.64%, 8/25/47 (144A)                                 8,881,317
       58,787(a)           Soundview Home Loan Trust, Series 2005-OPT4,
                           Class 2A3, 2.132% (1 Month USD LIBOR +
                           26 bps), 12/25/35                                                    58,779
    8,256,486(a)           Specialty Underwriting & Residential Finance Trust,
                           Series 2006-BC1, Class A2D, 2.172% (1 Month USD
                           LIBOR + 30 bps), 12/25/36                                         8,264,455
    4,700,000              SPS Servicer Advance Receivables Trust Advance
                           Receivables Backed Notes, Series 2016-T1, Class AT1,
                           2.53%, 11/16/48 (144A)                                            4,689,721
    1,285,000              SPS Servicer Advance Receivables Trust Advance
                           Receivables Backed Notes, Series 2016-T1, Class CT1,
                           3.32%, 11/16/48 (144A)                                            1,272,692
    5,500,000(a)           Stewart Park CLO, Ltd., Series 2015-1A, Class X, 2.322%
                           (3 Month USD LIBOR + 60 bps), 1/15/30 (144A)                      5,499,967
    2,914,171(a)           Structured Asset Investment Loan Trust, Series
                           2003-BC1, Class A1, 2.632% (1 Month USD LIBOR +
                           76 bps), 1/25/33                                                  2,911,702
      293,115(a)           Structured Asset Investment Loan Trust, Series
                           2004-10, Class A7, 2.932% (1 Month USD LIBOR +
                           106 bps), 11/25/34                                                  295,492
       57,118(a)           Structured Asset Investment Loan Trust, Series
                           2004-11, Class A4, 2.772% (1 Month USD LIBOR +
                           90 bps), 1/25/35                                                     57,162
      396,909(a)           Structured Asset Investment Loan Trust, Series
                           2004-BNC2, Class A2, 2.912% (1 Month USD LIBOR +
                           104 bps), 12/25/34                                                  397,251
       77,742(a)           Structured Asset Investment Loan Trust, Series
                           2005-6, Class M1, 2.592% (1 Month USD LIBOR +
                           72 bps), 7/25/35                                                     77,767
      593,441(a)           Structured Asset Investment Loan Trust, Series
                           2005-HE1, Class M1, 2.577% (1 Month USD LIBOR +
                           71 bps), 7/25/35                                                    594,314
    5,109,587(a)           Structured Asset Investment Loan Trust, Series
                           2005-HE3, Class M1, 2.592% (1 Month USD LIBOR +
                           72 bps), 9/25/35                                                  5,091,772
       25,878(a)           Structured Asset Investment Loan Trust, Series
                           2006-1, Class A3, 2.072% (1 Month USD LIBOR +
                           20 bps), 1/25/36                                                     25,879

The accompanying notes are an integral part of these financial statements.

40 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                Value
------------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- (continued)
      478,609(a)           Structured Asset Securities Corp., Series
                           2005-WF1, Class A3, 2.532% (1 Month USD LIBOR +
                           66 bps), 2/25/35                                             $      479,509
      100,000(a)           Structured Asset Securities Corp. Mortgage Loan Trust,
                           Series 2005-NC2, Class M4, 2.342% (1 Month USD
                           LIBOR + 47 bps), 5/25/35                                             99,624
      522,386(a)           Structured Asset Securities Corp. Mortgage Loan Trust,
                           Series 2006-EQ1A, Class A4, 2.022% (1 Month USD
                           LIBOR + 15 bps), 7/25/36 (144A)                                     521,645
    5,620,349(a)           Structured Asset Securities Corp. Mortgage Loan Trust,
                           Series 2006-OPT1, Class A1, 2.052% (1 Month USD
                           LIBOR + 18 bps), 4/25/36                                          5,524,781
      337,399(a)           Structured Asset Securities Corp. Mortgage Loan Trust,
                           Series 2007-BC3, Class 1A2, 2.012% (1 Month USD
                           LIBOR + 14 bps), 5/25/47                                            337,286
    3,573,136(a)           Structured Asset Securities Corp. Mortgage Loan Trust,
                           Series 2007-TC1, Class A, 2.172% (1 Month USD
                           LIBOR + 30 bps), 4/25/31 (144A)                                   3,556,031
      798,263(a)           Structured Asset Securities Corp. Mortgage Pass-Through
                           Ctfs, Series 2003-BC2, Class M1, 3.372% (1 Month
                           USD LIBOR + 150 bps), 2/25/33                                       792,859
    2,797,324(a)           Structured Asset Securities Corp. Trust, Series
                           2005-AR1, Class M1, 2.302% (1 Month USD LIBOR +
                           43 bps), 9/25/35                                                  2,803,784
      821,510(b)           Sunset Mortgage Loan Co., LLC, Series 2015-NPL1,
                           Class A, 4.459%, 9/18/45 (144A)                                     823,561
    2,000,000(a)           Symphony CLO XIX Ltd., Series 2018-19A, Class X,
                           0.0% (3 Month USD LIBOR + 50 bps) 4/16/31 (144A)                  2,000,000
    1,223,996              Tax Ease Funding LLC, Series 2016-1A, Class A, 3.131%,
                           6/15/28 (144A)                                                    1,217,595
    3,210,250              TCF Auto Receivables Owner Trust, Series 2016-PT1A,
                           Class A, 1.93%, 6/15/22 (144A)                                    3,178,905
       71,375(a)           Terwin Mortgage Trust, Series 2005-1SL, Class M2,
                           3.447% (1 Month USD LIBOR + 158 bps),
                           2/25/35 (144A)                                                       71,109
    2,576,916(a)           Terwin Mortgage Trust, Series 2006-1, Class 1A3, 2.252%
                           (1 Month USD LIBOR + 38 bps), 1/25/37 (144A)                      2,587,472
    8,138,398(a)           Terwin Mortgage Trust, Series 2006-3, Class 1A2, 2.102%
                           (1 Month USD LIBOR + 23 bps), 4/25/37 (144A)                      8,106,354
    3,000,000              Tidewater Sales Finance Master Trust, Series 2017-AA,
                           Class A, 4.55%, 4/15/21 (144A)                                    3,001,058
    5,387,318              TLF National Tax Lien Trust, Series 2017-1A, Class A,
                           3.09%, 12/15/29 (144A)                                            5,380,992
    5,587,819(c)           Towd Point Mortgage Trust, Series 2015-2, Class 1A12,
                           2.75%, 11/25/60 (144A)                                            5,522,379
    3,468,890(c)           Towd Point Mortgage Trust, Series 2016-1, Class A1,
                           3.5%, 2/25/55 (144A)                                              3,488,363
    8,725,637(a)           Towd Point Mortgage Trust, Series 2017-5, Class A1,
                           2.472% (1 Month USD LIBOR + 60 bps), 2/25/57 (144A)               8,756,989

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18 41

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                Value
------------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- (continued)
    5,724,350              Towd Point Mortgage Trust, Series 2017-5, Class XA,
                           3.5%, 2/25/57 (144A)                                         $    5,667,926
    1,241,299(a)           Toyota Auto Receivables Owner Trust, Series 2017-A,
                           Class A2B, 1.847% (1 Month USD LIBOR +
                           7 bps), 9/16/19                                                   1,241,233
    6,670,000(a)           Toyota Auto Receivables Owner Trust, Series 2017-C,
                           Class A2B, 1.857% (1 Month USD LIBOR +
                           8 bps), 7/15/20                                                   6,670,634
    8,000,000(a)           Trafigura Securitisation Finance Plc, Series 2017-1A,
                           Class A1, 2.627% (1 Month USD LIBOR + 85 bps),
                           12/15/20 (144A)                                                   8,034,712
    2,000,000(a)           Trafigura Securitisation Finance Plc, Series 2017-1A,
                           Class B, 3.477% (1 Month USD LIBOR + 170 bps),
                           12/15/20 (144A)                                                   2,011,934
    8,000,000(a)           Trillium Credit Card Trust II, Series 2016-1A, Class A,
                           2.592% (1 Month USD LIBOR + 72 bps), 5/26/21 (144A)               8,005,510
      728,056(a)           Truman Capital Mortgage Loan Trust, Series 2004-1,
                           Class M2, 3.572% (1 Month USD LIBOR + 170 bps),
                           1/25/34 (144A)                                                      727,565
    4,500,000              United Auto Credit Securitization Trust, Series 2016-1,
                           Class E, 7.1%, 5/16/22 (144A)                                     4,534,255
       93,479              United Auto Credit Securitization Trust, Series 2016-2,
                           Class B, 2.2%, 5/10/19 (144A)                                        93,468
    6,400,000              United Auto Credit Securitization Trust, Series 2017-1,
                           Class B, 2.4%, 11/12/19 (144A)                                    6,384,457
    4,260,000              United Auto Credit Securitization Trust, Series 2017-1,
                           Class C, 2.71%, 1/10/22 (144A)                                    4,242,998
    7,834,449              United Auto Credit Securitization Trust, Series 2018-1,
                           Class A, 2.26%, 4/10/20 (144A)                                    7,811,015
    8,750,000              United Auto Credit Securitization Trust, Series 2018-1,
                           Class B, 2.76%, 10/13/20 (144A)                                   8,715,821
    1,678,909              Upstart Securitization Trust, Series 2017-1, Class A,
                           2.639%, 6/20/24 (144A)                                            1,674,800
    2,293,861              Upstart Securitization Trust, Series 2017-2, Class A,
                           2.508%, 3/20/25 (144A)                                            2,286,450
    8,019,892(b)           US Residential Opportunity Fund IV Trust, Series 2017-1III,
                           Class A, 3.352%, 11/27/37 (144A)                                  7,998,882
    4,500,000(a)           Verizon Owner Trust, Series 2017-3A, Class A1B, 2.092%
                           (1 Month USD LIBOR + 27 bps), 4/20/22 (144A)                      4,505,851
    4,575,004              Veros Automobile Receivables Trust, Series 2017-1,
                           Class A, 2.84%, 4/17/23 (144A)                                    4,557,627
    2,162,094(b)           VOLT LIV LLC, Series 2017-NPL1, Class A1, 3.5%,
                           2/25/47 (144A)                                                    2,157,181
    2,270,190(b)           VOLT LVIII LLC, Series 2017-NPL5, Class A1, 3.375%,
                           5/28/47 (144A)                                                    2,266,388
    2,492,336(b)           VOLT LX LLC, Series 2017-NPL7, Class A1, 3.25%,
                           6/25/47 (144A)                                                    2,481,678

The accompanying notes are an integral part of these financial statements.

42 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                Value
------------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- (continued)
    8,494,597(b)           VOLT LXIII LLC, Series 2017-NP10, Class A1, 3.0%,
                           10/25/47 (144A)                                              $    8,414,848
    2,388,130(b)           VOLT XXXVIII LLC, Series 2015-NP12, Class A1,
                           3.875%, 9/25/45 (144A)                                            2,405,309
      850,000(a)           Volvo Financial Equipment Master Owner Trust, Series
                           2017-A, Class A, 2.277% (1 Month USD LIBOR +
                           50 bps), 11/15/22 (144A)                                            854,382
      945,998(a)           Wells Fargo Home Equity Asset-Backed Securities Trust,
                           Series 2006-2, Class A4, 2.122% (1 Month USD
                           LIBOR + 25 bps), 7/25/36                                            943,531
      362,868              Westgate Resorts LLC, Series 2016-1A, Class A, 3.5%,
                           12/20/28 (144A)                                                     363,367
    6,676,204              Westgate Resorts LLC, Series 2017-1A, Class A, 3.05%,
                           12/20/30 (144A)                                                   6,633,233
      770,037              Westlake Automobile Receivables Trust, Series 2015-3A,
                           Class C, 3.05%, 5/17/21 (144A)                                      771,609
    8,455,000              Westlake Automobile Receivables Trust, Series 2016-1A,
                           Class D, 4.55%, 9/15/21 (144A)                                    8,571,617
    6,770,000              Westlake Automobile Receivables Trust, Series 2016-2A,
                           Class E, 6.41%, 5/15/23 (144A)                                    7,000,047
      569,567              Westlake Automobile Receivables Trust, Series 2016-3A,
                           Class A2, 1.42%, 10/15/19 (144A)                                    568,640
    2,251,327              Westlake Automobile Receivables Trust, Series 2017-1A,
                           Class A2, 1.78%, 4/15/20 (144A)                                   2,246,462
    5,927,816(a)           Westlake Automobile Receivables Trust, Series 2017-2A,
                           Class A2B, 2.127% (1 Month USD LIBOR + 35 bps),
                           7/15/20 (144A)                                                    5,931,962
   10,000,000(a)           Westlake Automobile Receivables Trust, Series 2018-1A,
                           Class A2B, 2.027% (1 Month USD LIBOR + 25 bps),
                           12/15/20 (144A)                                                  10,000,856
    4,510,000              Westlake Automobile Receivables Trust, Series 2018-1A,
                           Class B, 2.67%, 5/17/21 (144A)                                    4,493,098
       17,001(a)           Wilshire Mortgage Loan Trust, Series 1997-2, Class A6,
                           2.152% (1 Month USD LIBOR + 28 bps), 5/25/28                         16,824
    3,454,000(a)           World Financial Network Credit Card Master Trust,
                           Series 2015-A, Class A, 2.257% (1 Month USD
                           LIBOR + 48 bps), 2/15/22                                          3,454,496
    4,443,932(a)           World Omni Auto Receivables Trust, Series 2017-A,
                           Class A2B, 1.917% (1 Month USD LIBOR +
                           14 bps), 8/17/20                                                  4,444,864
   12,948,746(a)           World Omni Auto Receivables Trust, Series 2017-B,
                           Class A2B, 1.877% (1 Month USD LIBOR +
                           10 bps), 2/16/21                                                 12,945,229
    6,800,000              World Omni Auto Receivables Trust, Series 2018-A,
                           Class A2, 2.19%, 5/17/21                                          6,779,788


The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18 43

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                Value
------------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- (continued)
    1,487,606(a)           World Omni Automobile Lease Securitization Trust,
                           Series 2016-A, Class A2B, 2.187% (1 Month USD
                           LIBOR + 41 bps), 2/15/19                                     $    1,488,339
                                                                                        --------------
                                                                                        $1,543,242,883
                                                                                        --------------
                           Total Banks                                                  $1,543,242,883
------------------------------------------------------------------------------------------------------
                           CONSUMER SERVICES -- 0.1%
                           Hotels, Resorts & Cruise Lines -- 0.1%
      663,896              Westgate Resorts LLC, Series 2014-1A, Class A, 2.15%,
                           12/20/26 (144A)                                              $      659,821
    3,141,063              Westgate Resorts LLC, Series 2014-1A, Class C, 5.5%,
                           12/20/26 (144A)                                                   3,174,229
      869,388              Westgate Resorts LLC, Series 2015-1A, Class A, 2.75%,
                           5/20/27 (144A)                                                      865,708
                                                                                        --------------
                           Total Consumer Services                                      $    4,699,758
------------------------------------------------------------------------------------------------------
                           DIVERSIFIED FINANCIALS -- 0.7%
                           Asset Management & Custody Banks -- 0.0%+
      269,612              Engs Commercial Finance Trust, Series 2015-1A,
                           Class A2, 2.31%, 10/22/21 (144A)                             $      268,379
------------------------------------------------------------------------------------------------------
                           Consumer Finance -- 0.7%
    2,770,000(a)           American Express Credit Account Master Trust, Series
                           2013-2, Class A, 2.197% (1 Month USD LIBOR +
                           42 bps), 5/17/21                                             $    2,775,263
    3,025,000(a)           Capital One Multi-Asset Execution Trust, Series
                           2014-A4, Class A4, 2.137% (1 Month USD LIBOR +
                           36 bps), 6/15/22                                                  3,033,074
    6,703,000(a)           Capital One Multi-Asset Execution Trust, Series
                           2016-A1, Class A1, 2.227% (1 Month USD LIBOR +
                           45 bps), 2/15/22                                                  6,723,777
    4,045,000(a)           Chase Issuance Trust, Series 2014-A5, Class A5,
                           2.147% (1 Month USD LIBOR + 37 bps), 4/15/21                      4,055,453
   11,825,000(a)           Chase Issuance Trust, Series 2016-A1, Class A,
                           2.187% (1 Month USD LIBOR + 41 bps), 5/17/21                     11,858,110
       89,500              CPS Auto Receivables Trust, Series 2013-B, Class A,
                           1.82%, 9/15/20 (144A)                                                89,210
    1,450,000              First Investors Auto Owner Trust, Series 2015-1A,
                           Class D, 3.59%, 1/18/22 (144A)                                    1,446,955
                                                                                        --------------
                                                                                        $   29,981,842
------------------------------------------------------------------------------------------------------
                           Other Diversified Financial Services -- 0.0%+
    1,385,618(a)           321 Henderson Receivables I LLC, Series 2006-2A,
                           Class A1, 1.977% (1 Month USD LIBOR + 20 bps),
                           6/15/41 (144A)                                               $    1,353,854
      176,198(a)           Countrywide Asset-Backed Certificates, Series
                           2004-AB2, Class M1, 2.652% (1 Month USD LIBOR +
                           78 bps), 5/25/36                                                    176,273

The accompanying notes are an integral part of these financial statements.

44 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                Value
------------------------------------------------------------------------------------------------------
                           Other Diversified Financial Services -- (continued)
      770,436(a)           Mastr Specialized Loan Trust, Series 2006-1, Class A,
                           2.172% (1 Month USD LIBOR + 30 bps),
                           1/25/36 (144A)                                               $      769,692
       30,201              TAL Advantage V LLC, Series 2014-2A, Class A1, 1.7%,
                           5/20/39 (144A)                                                       30,171
                                                                                        --------------
                                                                                        $    2,329,990
                                                                                        --------------
                           Total Diversified Financials                                 $   32,580,211
------------------------------------------------------------------------------------------------------
                           ENERGY -- 0.3%
                           Oil & Gas Exploration & Production -- 0.3%
    2,410,389              AXIS Equipment Finance Receivables IV LLC, Series
                           2016-1A, Class A, 2.21%, 11/20/21 (144A)                     $    2,396,340
    6,283,339(a)           GM Financial Consumer Automobile Receivables Trust,
                           Series 2017-2A, Class A2B, 1.936% (1 Month USD
                           LIBOR + 15 bps), 5/18/20 (144A)                                   6,285,350
    2,100,000              Wheels SPV 2 LLC, Series 2017-1A, Class A2, 1.88%,
                           4/20/26 (144A)                                                    2,080,408
      899,566(b)           WVUE, Series 2015-1A, Class A, 7.5%, 9/25/20 (144A)                 905,091
                                                                                        --------------
                           Total Energy                                                  $  11,667,189
------------------------------------------------------------------------------------------------------
                           HEALTH CARE EQUIPMENT & SERVICES -- 0.4%
                           Health Care Distributors -- 0.3%
   12,300,000(a)           Verizon Owner Trust, Series 2018-1A, Class A1B, 2.01%
                           (1 Month USD LIBOR + 26 bps), 9/20/22 (144A)                  $  12,303,646
------------------------------------------------------------------------------------------------------
                           Pharmaceuticals -- 0.1%
    3,510,054(a)           Drug Royalty III LP 1, Series 2017-1A, Class A1, 4.222%
                           (3 Month USD LIBOR + 250 bps), 4/15/27 (144A)                 $   3,509,991
                                                                                        --------------
                           Total Health Care Equipment & Services                        $  15,813,637
------------------------------------------------------------------------------------------------------
                           MATERIALS -- 0.7%
                           Steel -- 0.7%
    2,387,869(a)           Aegis Asset Backed Securities Trust Mortgage
                           Pass- Through Ctfs, Series 2004-3, Class M1, 2.772%
                           (1 Month USD LIBOR + 90 bps), 9/25/34                         $   2,410,770
    1,216,496(a)           First NLC Trust, Series 2005-2, Class M1, 2.352%
                           (1 Month USD LIBOR + 48 bps), 9/25/35                             1,221,994
    4,935,000(a)           Home Equity Asset Trust, Series 2005-3, Class M4,
                           2.512% (1 Month USD LIBOR + 64 bps), 8/25/35                      4,980,208
    5,476,502(a)           Home Equity Asset Trust, Series 2005-6, Class M2,
                           2.362% (1 Month USD LIBOR + 49 bps), 12/25/35                     5,493,763
      185,820(a)           Home Equity Asset Trust, Series 2005-7, Class M1,
                           2.322% (1 Month USD LIBOR + 45 bps), 1/25/36                        186,470
       74,084(a)           Mastr Asset Backed Securities Trust, Series
                           2005-WMC1, Class M3, 2.592% (1 Month USD LIBOR +
                           72 bps), 3/25/35                                                     74,187
    9,322,196(a)           New Century Home Equity Loan Trust, Series 2005-2,
                           Class M2, 2.547% (1 Month USD LIBOR +
                           68 bps), 6/25/35                                                  9,326,721

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18 45

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                Value
------------------------------------------------------------------------------------------------------
                           Steel -- (continued)
      880,039(a)           Option One Mortgage Loan Trust, Series 2005-1,
                           Class A1B, 2.532% (1 Month USD LIBOR +
                           66 bps), 2/25/35                                             $      878,372
    4,449,905(a)           Option One Mortgage Loan Trust, Series 2005-4,
                           Class M1, 2.312% (1 Month USD LIBOR +
                           44 bps), 11/25/35                                                 4,445,226
    2,000,000(a)           RASC Trust, Series 2005-KS7, Class M4, 2.742%
                           (1 Month USD LIBOR + 87 bps), 8/25/35                             2,011,710
    2,798,971(a)           Wells Fargo Home Equity Asset-Backed Securities Trust,
                           Series 2005-3, Class M3, 2.562% (1 Month USD
                           LIBOR + 69 bps), 11/25/35                                         2,803,114
                                                                                        --------------
                           Total Materials                                              $   33,832,535
------------------------------------------------------------------------------------------------------
                           REAL ESTATE -- 0.1%
                           Diversified Real Estate Activities -- 0.1%
    3,085,800(a)           HSI Asset Securitization Corp. Trust, Series 2006-OPT1,
                           Class 2A4, 2.172% (1 Month USD LIBOR +
                           30 bps), 12/25/35                                            $    3,077,890
------------------------------------------------------------------------------------------------------
                           Specialized REIT -- 0.0%+
      115,647(c)           Hilton Grand Vacations Trust, Series 2014-AA, Class B,
                           2.07%, 11/25/26 (144A)                                       $      113,835
                                                                                        --------------
                           Total Real Estate                                            $    3,191,725
------------------------------------------------------------------------------------------------------
                           TRANSPORTATION -- 0.1%
                           Trucking -- 0.1%
    3,600,000(a)           Hertz Fleet Lease Funding LP, Series 2016-1, Class D,
                           5.09% (1 Month USD LIBOR + 335 bps),
                           4/10/30 (144A)                                               $    3,671,605
                                                                                        --------------
                           Total Transportation                                         $    3,671,605
------------------------------------------------------------------------------------------------------
                           TOTAL ASSET BACKED SECURITIES
                           (Cost $1,649,234,339)                                        $1,648,699,543
------------------------------------------------------------------------------------------------------
                           COLLATERALIZED MORTGAGE OBLIGATIONS --
                           22.0% of Net Assets
                           BANKS -- 17.9%
                           Diversified Banks -- 0.0%+
    1,750,000(a)           Bancorp Commercial Mortgage Trust, Series 2016-CRE1,
                           Class B, 4.527% (1 Month USD LIBOR + 275 bps),
                           11/15/33 (144A)                                              $    1,752,590
------------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- 17.9%
   11,500,000(a)           280 Park Avenue Mortgage Trust, Series 2017-280P,
                           Class C, 3.027% (1 Month USD LIBOR + 125 bps),
                           9/15/34 (144A)                                               $   11,502,981
   12,362,445(a)           A10 Term Asset Financing LLC, Series 2017-1A,
                           Class A1FL, 2.627% (1 Month USD LIBOR + 85 bps),
                           3/15/36 (144A)                                                   12,362,429
      410,325(a)           Adjustable Rate Mortgage Trust, Series 2005-5,
                           Class 6A22, 2.152% (1 Month USD LIBOR +
                           28 bps), 9/25/35                                                    408,601

The accompanying notes are an integral part of these financial statements.

46 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                Value
------------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- (continued)
    1,168,128(c)           Agate Bay Mortgage Trust, Series 2014-3, Class A4,
                           3.0%, 11/25/44 (144A)                                        $    1,143,990
      757,610(a)           Alternative Loan Trust, Series 2004-6CB, Class A,
                           2.452% (1 Month USD LIBOR + 58 bps), 5/25/34                        757,174
      308,204(a)           Alternative Loan Trust, Series 2004-J13, Class M1,
                           2.772% (1 Month USD LIBOR + 90 bps), 2/25/35                        307,743
    3,300,000(a)           AMSR Trust, Series 2016-SFR1, Class C, 4.058%
                           (1 Month USD LIBOR + 225 bps), 11/17/33 (144A)                    3,328,024
    6,820,000(a)           Arbor Realty Commercial Real Estate Notes, Ltd.,
                           Series 2017-FL1, Class A, 3.077% (1 Month USD
                           LIBOR + 130 bps), 4/15/27 (144A)                                  6,821,805
      815,903(c)           ASG Resecuritization Trust, Series 2012-1, Class A64,
                           3.802%, 4/28/36 (144A)                                              814,909
    8,213,000(a)           BAMLL Commercial Mortgage Securities Trust, Series
                           2014-FL1, Class B, 3.788% (1 Month USD LIBOR +
                           220 bps), 12/15/31 (144A)                                         8,262,624
    6,850,000(a)           BAMLL Commercial Mortgage Securities Trust, Series
                           2014-ICTS, Class B, 2.877% (1 Month USD LIBOR +
                           110 bps), 6/15/28 (144A)                                          6,849,990
      252,561(a)           Banc of America Funding Trust, Series 2005-A, Class 5A2,
                           2.132% (1 Month USD LIBOR + 31 bps), 2/20/35                        253,449
      130,808(c)           Banc of America Mortgage Trust, Series 2004-I,
                           Class 1A1, 3.621%, 10/25/34                                         130,627
    2,089,392(a)           Bancorp Commercial Mortgage Trust, Series 2017-CRE2,
                           Class A, 2.59% (1 Month USD LIBOR + 85 bps),
                           8/15/32 (144A)                                                    2,091,296
    2,923,297(a)           Bayview Opportunity Master Fund IIIb Trust, Series
                           2017-CRT2, Class M, 3.648% (1 Month USD LIBOR +
                           200 bps), 11/25/27 (144A)                                         2,923,487
    2,774,752(a)           Bayview Opportunity Master Fund IVb Trust, Series
                           2017-CRT1, Class M, 3.798% (1 Month USD LIBOR +
                           215 bps), 10/25/28 (144A)                                         2,780,168
    1,749,550(a)           BCAP LLC Trust, Series 2012-RR4, Class 8A4, 1.82%
                           (1 Month USD LIBOR + 23 bps), 6/26/47 (144A)                      1,740,977
      286,033(a)           Bear Stearns ALT-A Trust, Series 2004-11, Class 1A2,
                           2.712% (1 Month USD LIBOR + 84 bps), 11/25/34                       284,959
    4,871,453(a)           Bear Stearns ALT-A Trust, Series 2004-12, Class 1A1,
                           2.572% (1 Month USD LIBOR + 70 bps), 1/25/35                      4,870,176
    1,864,311(a)           Bear Stearns ALT-A Trust, Series 2004-12, Class 1A2,
                           2.712% (1 Month USD LIBOR + 84 bps), 1/25/35                      1,860,965
    2,358,361(a)           Bear Stearns ALT-A Trust, Series 2004-12, Class 1A3,
                           2.572% (1 Month USD LIBOR + 70 bps), 1/25/35                      2,359,333
    1,163,334(a)           Bear Stearns ALT-A Trust, Series 2004-12, Class 1A4,
                           2.712% (1 Month USD LIBOR + 84 bps), 1/25/35                      1,163,531
      559,324(a)           Bear Stearns ALT-A Trust, Series 2004-13, Class A1,
                           2.612% (1 Month USD LIBOR + 74 bps), 11/25/34                       559,461
    1,699,871(a)           Bear Stearns ALT-A Trust, Series 2004-4, Class A1,
                           2.472% (1 Month USD LIBOR + 60 bps), 6/25/34                      1,695,478

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18 47

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                Value
------------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- (continued)
      753,960(a)           Bear Stearns ALT-A Trust, Series 2005-2, Class 1A1,
                           2.372% (1 Month USD LIBOR + 50 bps), 3/25/35                 $      753,207
    9,778,334(a)           Bear Stearns ALT-A Trust, Series 2005-7, Class 11A1,
                           2.412% (1 Month USD LIBOR + 54 bps), 8/25/35                      9,784,114
      181,494(c)           Bear Stearns Mortgage Securities, Inc., Series 1997-6,
                           Class 3B1, 3.945%, 6/25/30                                          185,978
    3,685,005(a)           Bellemeade Re, Ltd., Series 2017-1, Class M1, 3.572%
                           (1 Month USD LIBOR + 170 bps), 10/25/27 (144A)                    3,703,390
    4,100,000(a)           BHMS Mortgage Trust, Series 2014-ATLS, Class BFL,
                           3.614% (1 Month USD LIBOR + 195 bps), 7/5/33 (144A)               4,112,164
    6,330,613(a)           BX Trust, Series 2017-APPL, Class B, 2.927% (1 Month
                           USD LIBOR + 115 bps), 7/15/34 (144A)                              6,346,482
   11,800,000(a)           BX Trust, Series 2017-IMC, Class B, 3.177% (1 Month
                           USD LIBOR + 140 bps), 10/15/32 (144A)                            11,815,154
    7,900,000(a)           BX Trust, Series 2017-SLCT, Class B, 2.977% (1 Month
                           USD LIBOR + 120 bps), 7/15/34 (144A)                              7,919,786
    8,500,000(a)           BXMT, Ltd., Series 2017-FL1, Class A, 2.656% (1 Month
                           USD LIBOR + 87 bps), 6/15/35 (144A)                               8,541,423
    8,000,000(a)           BXP Trust, Series 2017-CQHP, Class B, 2.877% (1 Month
                           USD LIBOR + 110 bps), 11/15/34 (144A)                             7,996,537
    1,736,250(a)           Canyon Capital CLO, Ltd., Series 2014-2A, Class X,
                           2.672% (3 Month USD LIBOR + 95 bps), 4/15/29 (144A)               1,739,148
    1,237,500(a)           Canyon Capital CLO, Ltd., Series 2015-1A, Class X,
                           2.672% (3 Month USD LIBOR + 95 bps), 4/15/29 (144A)               1,239,565
    2,452,998(a)           Cent CLO, Series 2012-16A, Class A1AR, 3.023%
                           (3 Month USD LIBOR + 125 bps), 8/1/24 (144A)                      2,454,023
    1,289,517(a)           CG-CCRE Commercial Mortgage Trust, Series 2014-FL2,
                           Class A, 3.631% (1 Month USD LIBOR + 185 bps),
                           11/15/31 (144A)                                                   1,289,869
    4,900,000(a)           CGDB Commercial Mortgage Trust, Series 2017-BIO,
                           Class C, 2.877% (1 Month USD LIBOR + 110 bps),
                           5/15/30 (144A)                                                    4,907,676
   10,300,000(a)           CGDBB Commercial Mortgage Trust, Series 2017-BIOC,
                           Class B, 2.747% (1 Month USD LIBOR + 97 bps),
                           7/15/32 (144A)                                                   10,322,557
    5,700,000(a)           CGMS Commercial Mortgage Trust, Series 2017-MDRC,
                           Class C, 2.888% (1 Month USD LIBOR + 130 bps),
                           7/15/30 (144A)                                                    5,699,990
       76,796(a)           Chevy Chase Funding LLC Mortgage-Backed Certificates,
                           Series 2004-1A, Class A2, 2.422% (1 Month USD
                           LIBOR + 33 bps), 1/25/35 (144A)                                      75,645
       30,855(a)           Chevy Chase Funding LLC Mortgage-Backed Certificates,
                           Series 2004-3A, Class A2, 2.172% (1 Month USD
                           LIBOR + 30 bps), 8/25/35 (144A)                                      30,379
      181,194(a)           CHL Mortgage Pass-Through Trust, Series 2003-15,
                           Class 1A1, 2.372% (1 Month USD LIBOR +
                           50 bps), 6/25/18                                                    181,118
    2,807,292(a)           CIFC Funding, Ltd., Series 2013-1A, Class X, 2.572%
                           (3 Month USD LIBOR + 85 bps), 7/16/30 (144A)                      2,811,744

The accompanying notes are an integral part of these financial statements.

48 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                Value
------------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- (continued)
    1,602,392(a)           CIM Trust, Series 2015-4AG, Class A1, 3.664%
                           (1 Month USD LIBOR + 200 bps), 10/25/57 (144A)               $    1,621,601
        2,757              Citicorp Mortgage Securities REMIC Pass-Through
                           Certificates Trust, Series 2005-4, Class 2A1,
                           5.0%, 7/25/20                                                         2,810
      126,422(c)           Citigroup Commercial Mortgage Trust, Series 2008-C7,
                           Class A1A, 6.101%, 12/10/49                                         126,293
    1,500,000(a)           Citigroup Commercial Mortgage Trust, Series 2015-SHP2,
                           Class D, 5.077% (1 Month USD LIBOR + 330 bps),
                           7/15/27 (144A)                                                    1,514,245
    5,400,000(a)           Citigroup Commercial Mortgage Trust, Series 2015-SSHP    ,
                           Class C, 3.877% (1 Month USD LIBOR + 210 bps),
                           9/15/27 (144A)                                                    5,377,166
      145,262              Citigroup Mortgage Loan Trust, Series 2010-4, Class 4A5,
                           5.0%, 10/25/35 (144A)                                               145,729
    8,436,471(a)           Citigroup Mortgage Loan Trust, Series 2014-5, Class 1A2,
                           1.811% (1 Month USD LIBOR + 19 bps), 2/25/46 (144A)               8,341,653
    6,700,000(a)           CLNS Trust, Series 2017-IKPR, Class C, 2.84% (1 Month
                           USD LIBOR + 110 bps), 6/11/32 (144A)                              6,706,394
    7,668,000(a)           Cold Storage Trust, Series 2017-ICE3, Class C, 3.127%
                           (1 Month USD LIBOR + 135 bps), 4/15/36 (144A)                     7,697,202
    1,500,000(a)           Cold Storage Trust, Series 2017-ICE3, Class D, 3.877%
                           (1 Month USD LIBOR + 210 bps), 4/15/36 (144A)                     1,505,709
    2,390,098(a)           Colony Mortgage Capital, Ltd., Series 2014-FL2, Class B,
                           4.141% (1 Month USD LIBOR + 245 bps),
                           11/10/31 (144A)                                                   2,388,794
    1,150,000(a)           Colony Starwood Homes Trust, Series 2016-1A, Class C,
                           4.458% (1 Month USD LIBOR + 265 bps),
                           7/17/33 (144A)                                                    1,157,091
    4,840,000(a)           Colony Starwood Homes Trust, Series 2016-2A, Class B,
                           3.527% (1 Month USD LIBOR + 175 bps),
                           12/17/33 (144A)                                                   4,845,052
    5,600,000(a)           COMM Mortgage Trust, Series 2014-FL4, Class D, 4.2%
                           (1 Month USD LIBOR + 245 bps), 7/13/31 (144A)                     5,580,092
    5,470,000(a)           COMM Mortgage Trust, Series 2014-FL5, Class B, 3.89%
                           (1 Month USD LIBOR + 215 bps), 10/15/31 (144A)                    5,444,730
    9,255,000(a)           COMM Mortgage Trust, Series 2014-PAT, Class A, 2.518%
                           (1 Month USD LIBOR + 80 bps), 8/13/27 (144A)                      9,255,052
    2,722,000(a)           COMM Mortgage Trust, Series 2014-PAT, Class C, 3.368%
                           (1 Month USD LIBOR + 165 bps), 8/13/27 (144A)                     2,722,011
    7,340,000(a)           COMM Mortgage Trust, Series 2014-TWC, Class B, 3.318%
                           (1 Month USD LIBOR + 160 bps), 2/13/32 (144A)                     7,347,009
    4,600,000(c)           COMM Mortgage Trust, Series 2015-CR23, Class CMD,
                           3.685%, 5/10/48 (144A)                                            4,538,902
    4,500,000(a)           COMM Mortgage Trust, Series 2016-SAVA, Class B, 4.04%
                           (1 Month USD LIBOR + 230 bps), 10/15/34 (144A)                    4,509,345
    5,713,000(a)           COMM Mortgage Trust, Series 2017-DLTA, Class B, 2.717%
                           (1 Month USD LIBOR + 94 bps), 8/15/35 (144A)                      5,721,971

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18 49

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                Value
------------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- (continued)
      234,727(a)           CSFB Mortgage-Backed Pass-Through Certificates,
                           Series 2004-AR5, Class 11A2, 2.612% (1 Month USD
                           LIBOR + 74 bps), 6/25/34                                     $      230,616
    1,611,157(c)           CSMC, Series 2013-14R, Class 2A1, 2.5%,
                           10/27/37 (144A)                                                   1,632,224
    2,261,154(c)           CSMC Trust, Series 2014-OAK1, Class 2A4, 3.0%,
                           11/25/44 (144A)                                                   2,261,798
    1,307,460(c)           CSMC Trust, Series 2014-SAF1, Class A12, 4.0%,
                           3/25/44 (144A)                                                    1,311,677
      579,414(c)           CSMC Trust, Series 2014-WIN1, Class 2A5, 3.0%,
                           9/25/44 (144A)                                                      579,432
    3,219,124(c)           CSMC Trust, Series 2015-3, Class A3, 3.5%,
                           3/25/45 (144A)                                                    3,235,220
    3,500,000(a)           CSMC Trust, Series 2015-DEAL, Class B, 3.627%
                           (1 Month USD LIBOR + 185 bps), 4/15/29 (144A)                     3,499,992
    9,250,000(a)           DBCG Mortgage Trust, Series 2017-BBG, Class A, 2.477%
                           (1 Month USD LIBOR + 70 bps), 6/15/34 (144A)                      9,255,778
    2,300,000(a)           Deer Creek Clo, Ltd., Series 2017-1A, Class X, 2.377%
                           (3 Month USD LIBOR + 100 bps), 10/20/30 (144A)                    2,299,959
    1,781,316(a)           Fannie Mae Connecticut Avenue Securities, Series
                           2014-C01, Class M1, 3.472% (1 Month USD LIBOR +
                           160 bps), 1/25/24                                                 1,794,499
    1,132,083(a)           Fannie Mae Connecticut Avenue Securities, Series
                           2016-C07, Class 2M1, 3.172% (1 Month USD LIBOR +
                           130 bps), 5/25/29                                                 1,136,798
    3,288,006(a)           Fannie Mae Connecticut Avenue Securities, Series
                           2017-C01, Class 1M1, 3.172% (1 Month USD LIBOR +
                           130 bps), 7/25/29                                                 3,314,536
    3,218,732(a)           Fannie Mae Connecticut Avenue Securities, Series
                           2017-C02, Class 2M1, 3.022% (1 Month USD LIBOR +
                           115 bps), 9/25/29                                                 3,240,802
    5,301,358(a)           Fannie Mae Connecticut Avenue Securities, Series
                           2017-C03, Class 1M1, 2.822% (1 Month USD LIBOR +
                           95 bps), 10/25/29                                                 5,331,213
    3,301,703(a)           Fannie Mae Connecticut Avenue Securities, Series
                           2017-C04, Class 2M1, 2.722% (1 Month USD LIBOR +
                           85 bps), 11/25/29                                                 3,314,886
    3,097,199(a)           Fannie Mae Connecticut Avenue Securities, Series
                           2017-C05, Class 1M1, 2.422% (1 Month USD LIBOR +
                           55 bps), 1/25/30                                                  3,095,723
    7,000,000(a)           Fannie Mae Connecticut Avenue Securities, Series
                           2018-C02, Class 2M1, 2.522% (1 Month USD LIBOR +
                           65 bps), 8/25/30                                                  6,999,683
      666,163(a)           Federal National Mortgage Association REMICS, Series
                           2002-13, Class FD, 2.772% (1 Month USD LIBOR +
                           90 bps), 3/25/32                                                    678,411
      221,801(a)           Federal National Mortgage Association REMICS, Series
                           2002-34, Class FA, 2.308% (1 Month USD LIBOR +
                           50 bps), 5/18/32                                                    223,249

The accompanying notes are an integral part of these financial statements.

50 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                Value
------------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- (continued)
      398,290(a)           Federal National Mortgage Association REMICS, Series
                           2004-79, Class FM, 2.172% (1 Month USD LIBOR +
                           30 bps), 11/25/24                                            $      399,538
    3,490,962(a)           Federal National Mortgage Association REMICS, Series
                           2007-1, Class NF, 2.122% (1 Month USD LIBOR +
                           25 bps), 2/25/37                                                  3,489,663
    2,497,495(a)           Federal National Mortgage Association REMICS, Series
                           2007-4, Class FM, 2.122% (1 Month USD LIBOR +
                           25 bps), 2/25/37                                                  2,492,725
    2,166,349(c)           FirstKey Mortgage Trust, Series 2014-1, Class A2, 3.0%,
                           11/25/44 (144A)                                                   2,155,863
      814,584(a)           FORT CRE LLC, Series 2016-1A, Class A1, 3.361%
                           (1 Month USD LIBOR + 150 bps), 5/21/36 (144A)                       814,760
    5,000,000(c)           FREMF Mortgage Trust, Series 2010-K6, Class B,
                           5.375%, 12/25/46 (144A)                                           5,205,144
    7,645,000(c)           FREMF Mortgage Trust, Series 2012-K711, Class B,
                           3.563%, 8/25/45 (144A)                                            7,701,127
    9,900,000(c)           FREMF Mortgage Trust, Series 2013-K712, Class B,
                           3.364%, 5/25/45 (144A)                                            9,956,786
      333,301(a)           GAHR Commercial Mortgage Trust, Series 2015-NRF,
                           Class AFL1, 3.138% (1 Month USD LIBOR + 130 bps),
                           12/15/34 (144A)                                                     333,401
      137,904(a)           Global Mortgage Securitization, Ltd., Series 2004-A,
                           Class A2, 2.192% (1 Month USD LIBOR + 32 bps),
                           11/25/32 (144A)                                                     130,842
    2,517,412(a)           Global Mortgage Securitization, Ltd., Series 2005-A,
                           Class A2, 2.142% (1 Month USD LIBOR + 27 bps),
                           4/25/32 (144A)                                                    2,422,655
      345,276              Global Mortgage Securitization, Ltd., Series 2005-A,
                           Class B1, 5.25%, 4/25/32 (144A)                                     341,841
    1,028,369(a)           Gosforth Funding Plc, Series 2016-1A, Class A1A,
                           2.539% (3 Month USD LIBOR + 70 bps), 2/15/58 (144A)               1,030,568
    1,642,335(a)           Government National Mortgage Association, Series
                           2003-11, Class FA, 2.136% (1 Month USD LIBOR +
                           35 bps), 2/16/33                                                  1,647,303
    8,150,000(a)           GP Portfolio Trust, Series 2014-GPP, Class B, 3.327%
                           (1 Month USD LIBOR + 155 bps), 2/15/27 (144A)                     8,158,215
    9,750,000(a)           Great Wolf Trust, Series 2017-WOLF, Class C, 3.247%
                           (1 Month USD LIBOR + 132 bps), 9/15/34 (144A)                     9,771,541
   11,500,000(a)           GS Mortgage Securities Corp. Trust, Series 2017-500K,
                           Class B, 2.677% (1 Month USD LIBOR + 90 bps),
                           7/15/32 (144A)                                                   11,514,321
    3,500,000(a)           GS Mortgage Securities Corp. Trust, Series 2017-STAY,
                           Class B, 2.877% (1 Month USD LIBOR + 110 bps),
                           7/15/32 (144A)                                                    3,517,665
    8,350,000(c)           GS Mortgage Securities RE-Remic Trust, Series
                           2015-FRR1, Class K3A, 3.603%, 6/27/41                             8,230,998

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18 51

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                Value
------------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- (continued)
    1,035,770(a)           GS Mortgage Securities Trust, Series 2014-GSFL,
                           Class D, 5.011% (1 Month USD LIBOR + 390 bps),
                           7/15/31 (144A)                                               $    1,039,199
      189,984(a)           GSAA Home Equity Trust, Series 2004-8, Class A3A,
                           2.612% (1 Month USD LIBOR + 74 bps), 9/25/34                        190,244
      197,011(a)           HarborView Mortgage Loan Trust, Series 2004-4,
                           Class 3A, 2.789% (1 Month USD LIBOR +
                           113 bps), 6/19/34                                                   191,178
    1,250,000(a)           Home Partners of America Trust, Series 2016-2, Class C,
                           4.208% (1 Month USD LIBOR + 240 bps),
                           10/17/33 (144A)                                                   1,258,280
    9,534,750(a)           Home Partners of America Trust, Series 2017-1, Class A,
                           2.625% (1 Month USD LIBOR + 82 bps), 7/17/34 (144A)               9,561,610
    6,200,000(a)           Home Partners of America Trust, Series 2017-1, Class B,
                           3.158% (1 Month USD LIBOR + 135 bps),
                           7/17/34 (144A)                                                    6,249,934
    1,646,777(a)           HomeBanc Mortgage Trust, Series 2004-2, Class A1,
                           2.612% (1 Month USD LIBOR + 74 bps), 12/25/34                     1,641,152
    4,682,364(a)           HomeBanc Mortgage Trust, Series 2005-3, Class A1,
                           2.112% (1 Month USD LIBOR + 24 bps), 7/25/35                      4,648,094
    3,548,044(a)           Homestar Mortgage Acceptance Corp., Series 2004-1,
                           Class A1, 2.512% (1 Month USD LIBOR +
                           64 bps), 3/25/34                                                  3,499,023
      331,857(a)           Homestar Mortgage Acceptance Corp., Series 2004-2,
                           Class AV1, 2.572% (1 Month USD LIBOR +
                           70 bps), 6/25/34                                                    333,119
      457,342(a)           Homestar Mortgage Acceptance Corp., Series 2004-3,
                           Class AV2C, 2.452% (1 Month USD LIBOR +
                           58 bps), 7/25/34                                                    458,961
      894,422(a)           Homestar Mortgage Acceptance Corp., Series 2004-4,
                           Class A3, 2.972% (1 Month USD LIBOR +
                           110 bps), 9/25/34                                                   890,837
    2,450,638(a)           Homestar Mortgage Acceptance Corp., Series 2004-5,
                           Class M2, 2.877% (1 Month USD LIBOR +
                           101 bps), 10/25/34                                                2,453,744
    4,000,000(a)           Hospitality Mortgage Trust, Series 2017-HIT, Class E,
                           5.261% (1 Month USD LIBOR + 355 bps), 5/8/30 (144A)               4,019,982
    8,300,000(a)           Hudsons Bay Simon JV Trust, Series 2015-HBFL,
                           Class AFL, 3.266% (1 Month USD LIBOR + 158 bps),
                           8/5/34 (144A)                                                     8,320,713
   10,200,000(a)           Hunt CRE, Ltd., Series 2017-FL1, Class A, 2.777%
                           (1 Month USD LIBOR + 100 bps), 8/15/34 (144A)                    10,301,642
    4,700,000(a)           Hyatt Hotel Portfolio Trust, Series 2017-HYT2, Class B,
                           2.733% (1 Month USD LIBOR + 96 bps), 8/9/32 (144A)                4,697,210
    7,100,000(a)           Hyatt Hotel Portfolio Trust, Series 2017-HYT2, Class C,
                           2.833% (1 Month USD LIBOR + 106 bps), 8/9/32 (144A)               7,097,979
      324,581(a)           Impac CMB Trust, Series 2004-5, Class 2A, 2.712%
                           (1 Month USD LIBOR + 84 bps), 8/25/34                               321,259

The accompanying notes are an integral part of these financial statements.

52 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                Value
------------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- (continued)
      316,684(a)           Impac CMB Trust, Series 2004-8, Class 3B, 4.497%
                           (1 Month USD LIBOR + 175 bps), 8/25/34                       $      303,948
    8,380,000(a)           Impac Secured Assets Corp., Series 2004-3, Class M1,
                           2.772% (1 Month USD LIBOR + 90 bps), 11/25/34                     8,257,935
    8,300,000(a)           IMT Trust, Series 2017-APTS, Class BFL, 2.727%
                           (1 Month USD LIBOR + 95 bps), 6/15/34 (144A)                      8,291,692
      387,608(a)           Invitation Homes Trust, Series 2015-SFR2, Class A,
                           3.158% (1 Month USD LIBOR + 135 bps),
                           6/17/32 (144A)                                                      387,876
    2,987,000(a)           Invitation Homes Trust, Series 2015-SFR2, Class C,
                           3.808% (1 Month USD LIBOR + 200 bps),
                           6/17/32 (144A)                                                    2,986,993
    3,500,000(a)           Invitation Homes Trust, Series 2015-SFR3, Class B,
                           3.5% (1 Month USD LIBOR + 175 bps), 8/17/32 (144A)                3,515,686
        6,198(c)           JP Morgan Chase Commercial Mortgage Securities Trust,
                           Series 2002-CIB4, Class C, 6.45%, 5/12/34 (144A)                      6,200
      129,487(c)           JP Morgan Chase Commercial Mortgage Securities Trust,
                           Series 2004-LN2, Class A1A, 4.838%, 7/15/41 (144A)                  128,500
       50,842(a)           JP Morgan Chase Commercial Mortgage Securities Trust,
                           Series 2006-LDP9, Class A3SF, 1.932% (1 Month USD
                           LIBOR + 16 bps), 5/15/47                                             50,693
    4,280,000(a)           JP Morgan Chase Commercial Mortgage Securities Trust,
                           Series 2014-CBM, Class B, 3.177% (1 Month USD
                           LIBOR + 140 bps), 10/15/29 (144A)                                 4,279,992
    3,470,000(a)           JP Morgan Chase Commercial Mortgage Securities Trust,
                           Series 2014-CBM, Class C, 3.727% (1 Month USD
                           LIBOR + 195 bps), 10/15/29 (144A)                                 3,469,991
      450,476(a)           JP Morgan Chase Commercial Mortgage Securities Trust,
                           Series 2014-FL4, Class B, 3.527% (1 Month USD
                           LIBOR + 175 bps), 12/15/30 (144A)                                   450,500
    1,250,000(a)           JP Morgan Chase Commercial Mortgage Securities Trust,
                           Series 2014-FL4, Class C, 3.977% (1 Month USD
                           LIBOR + 220 bps), 12/15/30 (144A)                                 1,252,414
    2,232,461(a)           JP Morgan Chase Commercial Mortgage Securities Trust,
                           Series 2014-FL5, Class C, 3.688% (1 Month USD
                           LIBOR + 210 bps), 7/15/31 (144A)                                  2,231,390
    3,770,000(a)           JP Morgan Chase Commercial Mortgage Securities Trust,
                           Series 2014-PHH, Class B, 3.627% (1 Month USD
                           LIBOR + 185 bps), 8/15/27 (144A)                                  3,769,991
    7,765,861(a)           JP Morgan Chase Commercial Mortgage Securities Trust,
                           Series 2016-ASH, Class A, 3.277% (1 Month USD
                           LIBOR + 150 bps), 10/15/34 (144A)                                 7,768,556
    3,600,000(a)           JP Morgan Chase Commercial Mortgage Securities Trust,
                           Series 2016-WPT, Class B, 3.877% (1 Month USD
                           LIBOR + 210 bps), 10/15/33 (144A)                                 3,604,623
    3,500,000(a)           JP Morgan Chase Commercial Mortgage Securities Trust,
                           Series 2017-FL11, Class B, 2.877% (1 Month USD
                           LIBOR + 110 bps), 10/15/32 (144A)                                 3,508,598

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18 53

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                Value
------------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- (continued)
    3,425,742(a)           JP Morgan Seasoned Mortgage Trust, Series 2014-1,
                           Class AM, 2.372% (1 Month USD LIBOR + 50 bps),
                           5/25/33 (144A)                                               $    3,398,694
    7,463,685(c)           JP Morgan Seasoned Mortgage Trust, Series 2014-1,
                           Class B1, 2.242%, 5/25/33 (144A)                                  7,376,749
    1,844,035(c)           JP Morgan Trust, Series 2015-1, Class 1A14, 2.5%,
                           12/25/44 (144A)                                                   1,842,518
    5,000,000(a)           Lanark Master Issuer PLC, Series 2018-1A, Class 1A,
                           2.236% (3 Month USD LIBOR + 42 bps),
                           12/22/69 (144A)                                                   5,000,390
       56,780(a)           Lehman Brothers Small Balance Commercial Mortgage
                           Trust, Series 2006-1A, Class 1A, 2.092% (1 Month USD
                           LIBOR + 22 bps), 4/25/31 (144A)                                      56,455
      115,236(a)           Lehman Brothers Small Balance Commercial Mortgage
                           Trust, Series 2006-1A, Class 2A, 2.102% (1 Month USD
                           LIBOR + 23 bps), 4/25/31 (144A)                                     114,572
      716,323(a)           Lehman XS Trust, Series 2005-2, Class 1A2, 2.572%
                           (1 Month USD LIBOR + 70 bps), 8/25/35                               704,135
   10,000,000(a)           LMREC, Inc., Series 2015-CRE1, Class A, 3.611%
                           (1 Month USD LIBOR + 175 bps), 2/22/32 (144A)                    10,040,262
    6,440,000(a)           LMREC, Inc., Series 2016-CRE2, Class A, 3.554%
                           (1 Month USD LIBOR + 170 bps), 11/24/31 (144A)                    6,440,000
    2,499,805(a)           LSTAR Securities Investment, Ltd., Series 2017-3,
                           Class A1, 3.664% (1 Month USD LIBOR + 200 bps),
                           4/1/22 (144A)                                                     2,498,754
      314,335(a)           LSTAR Securities Investment, Ltd., Series 2017-4,
                           Class A, 3.664% (1 Month USD LIBOR + 200 bps),
                           5/1/22 (144A)                                                       314,335
      212,933(a)           LSTAR Securities Investment, Ltd., Series 2017-5,
                           Class A, 3,664% (1 Month USD LIBOR + 200 bps),
                           5/1/22 (144A)                                                       212,933
    5,066,353(a)           LSTAR Securities Investment, Ltd., Series 2017-6,
                           Class A, 3.414% (1 Month USD LIBOR + 175 bps),
                           9/1/22 (144A)                                                     5,069,519
    3,275,906(a)           LSTAR Securities Investment, Ltd., Series 2017-7,
                           Class A, 3.414% (1 Month USD LIBOR + 175 bps),
                           10/1/22 (144A)                                                    3,280,317
    4,038,649(a)           LSTAR Securities Investment, Ltd., Series 2017-8,
                           Class A, 3.314% (1 Month USD LIBOR + 165 bps),
                           11/1/22 (144A)                                                    4,050,738
    6,609,668(a)           LSTAR Securities Investment, Ltd., Series 2017-9,
                           Class A, 3.214% (1 Month USD LIBOR + 155 bps),
                           12/1/22 (144A)                                                    6,612,766
    9,685,188(a)           LSTAR Securities Investment, Ltd., Series 2018-1,
                           Class A, 3.214% (1 Month USD LIBOR + 155 bps),
                           2/1/23 (144A)                                                     9,675,314
      491,478              MarketPlace Loan Trust, Series 2016-BS1, Class A,
                           4.5%, 1/15/21 (144A)                                                490,792

The accompanying notes are an integral part of these financial statements.

54 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                Value
------------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- (continued)
    1,396,263(a)           Merrill Lynch Mortgage Investors Trust, Series 2003-C,
                           Class A2, 2.525% (6 Month USD LIBOR +
                           70 bps), 6/25/28                                             $    1,385,529
      561,471(a)           Merrill Lynch Mortgage Investors Trust, Series 2003-G,
                           Class A1, 2.512% (1 Month USD LIBOR +
                           64 bps), 1/25/29                                                    541,877
      143,504(c)           Merrill Lynch Mortgage Investors Trust, Series 2003-G,
                           Class A3, 2.913%, 1/25/29                                           144,384
      906,727(a)           Merrill Lynch Mortgage Investors Trust, Series 2003-H,
                           Class A1, 2.512% (1 Month USD LIBOR +
                           64 bps), 1/25/29                                                    895,933
      839,803(a)           Merrill Lynch Mortgage Investors Trust, Series 2004-B,
                           Class A2, 2.192% (6 Month USD LIBOR +
                           54 bps), 5/25/29                                                    832,493
       64,265(a)           Merrill Lynch Mortgage Investors Trust, Series 2004-C,
                           Class A2B, 2.825% (6 Month USD LIBOR +
                           100 bps), 7/25/29                                                    64,523
      191,740(c)           Merrill Lynch Mortgage Investors Trust, Series 2004-D,
                           Class A3, 3.323%, 9/25/29                                           191,196
      239,101(a)           Merrill Lynch Mortgage Investors Trust, Series 2004-G,
                           Class A2, 2.425% (6 Month USD LIBOR +
                           60 bps), 1/25/30                                                    234,449
    2,527,555(c)           Morgan Stanley Capital I Trust, Series 2007-T25,
                           Class AJ, 5.574%, 11/12/49                                        2,549,671
    3,542,482(a)           Morgan Stanley Capital I Trust, Series 2015-XLF1,
                           Class B, 3.527% (1 Month USD LIBOR + 175 bps),
                           8/14/31 (144A)                                                    3,553,935
    2,970,000(a)           Morgan Stanley Capital I Trust, Series 2015-XLF1,
                           Class C, 3.977% (1 Month USD LIBOR + 220 bps),
                           8/14/31 (144A)                                                    2,984,386
    3,000,000(a)           Morgan Stanley Capital I Trust, Series 2015-XLF2,
                           Class AFSB, 4.49% (1 Month USD LIBOR + 275 bps),
                           8/15/26 (144A)                                                    2,995,887
    8,500,000(a)           Morgan Stanley Capital I Trust, Series 2017-ASHF,
                           Class B, 3.027% (1 Month USD LIBOR + 125 bps),
                           11/15/34 (144A)                                                   8,499,999
    1,100,000(a)           Morgan Stanley Capital I Trust, Series 2017-CLS,
                           Class B, 2.627% (1 Month USD LIBOR + 85 bps),
                           11/15/34 (144A)                                                   1,101,699
    7,650,000(a)           Morgan Stanley Capital I Trust, Series 2017-CLS,
                           Class C, 2.777% (1 Month USD LIBOR + 100 bps),
                           11/15/34 (144A)                                                   7,666,468
    3,500,000(a)           Morgan Stanley Capital I Trust, Series 2017-PRME,
                           Class B, 3.127% (1 Month USD LIBOR + 135 bps),
                           2/15/34 (144A)                                                    3,505,656
      402,484(a)           Morgan Stanley Mortgage Loan Trust, Series 2005-5AR,
                           Class 1A1, 2.142% (1 Month USD LIBOR +
                           27 bps), 9/25/35                                                    403,057

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18 55

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                Value
------------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- (continued)
      767,440(a)           Morgan Stanley Mortgage Loan Trust, Series 2005-6AR,
                           Class 1A1, 2.152% (1 Month USD LIBOR +
                           28 bps), 11/25/35                                            $      770,839
    9,260,724(c)           Morgan Stanley Residential Mortgage Loan Trust, Series
                           2014-1A, Class A1, 2.966%, 6/25/44 (144A)                         9,357,917
    1,941,017(a)           MortgageIT Trust, Series 2004-1, Class A1, 2.652%
                           (1 Month USD LIBOR + 78 bps), 11/25/34                            1,901,971
    9,185,155(a)           Motel 6 Trust, Series 2017-MTL6, Class C, 3.177%
                           (1 Month USD LIBOR + 140 bps), 8/15/34 (144A)                     9,214,011
    1,114,761(a)           MRFC Mortgage Pass-Through Trust, Series 2000-TBC3,
                           Class A1, 2.217% (1 Month USD LIBOR +
                           44 bps), 12/15/30                                                 1,079,380
      750,000(a)           Nelder Grove CLO, Ltd., Series 2014-1A, Class AXR,
                           2.984% (3 Month USD LIBOR + 100 bps),
                           8/28/26 (144A)                                                      750,652
    2,578,743(a)           NorthStar, Series 2016-1A, Class A, 3.472% (1 Month
                           USD LIBOR + 160 bps), 9/25/31 (144A)                              2,581,039
    5,005,077(c)           Oaks Mortgage Trust, Series 2015-1, Class A9, 3.0%,
                           4/25/46 (144A)                                                    4,997,436
    2,240,318(a)           Opteum Mortgage Acceptance Corp. Asset Backed
                           Pass-Through Certificates, Series 2005-4, Class 1A2,
                           2.262% (1 Month USD LIBOR + 39 bps), 11/25/35                     2,205,904
    4,000,000(a)           Pepper Residential Securities Trust, Series 19A,
                           Class A1U1, 2.1% (1 Month USD LIBOR + 35 bps),
                           10/12/18 (144A)                                                   4,001,064
    4,500,000(a)           Pepper Residential Securities Trust No 20, Series 20A,
                           Class A1U1, 2.443% (1 Month USD LIBOR + 50 bps),
                           3/16/19 (144A)                                                    4,500,000
    1,384,044(a)           Pepper Residential Securities Trust No. 17, Series 17A,
                           Class A1UA, 2.84% (1 Month USD LIBOR + 110 bps),
                           3/10/58 (144A)                                                    1,386,596
    4,744,949(a)           Pepper Residential Securities Trust No. 18, Series 18A,
                           Class A1UA, 2.69% (1 Month USD LIBOR + 95 bps),
                           3/12/47 (144A)                                                    4,747,914
    1,025,822(a)           PFP, Ltd., Series 2015-2, Class A, 3.236% (1 Month USD
                           LIBOR + 145 bps), 7/14/34 (144A)                                  1,026,470
    2,398,265(a)           PFP, Ltd., Series 2017-3, Class A, 2.827% (1 Month USD
                           LIBOR + 105 bps), 1/14/35 (144A)                                  2,400,735
      986,707(c)           PMT Loan Trust, Series 2013-J1, Class A6, 3.5%,
                           9/25/43 (144A)                                                      985,755
   10,344,034(a)           Progress Residential Trust, Series 2016-SFR1, Class A,
                           3.308% (1 Month USD LIBOR + 150 bps),
                           9/17/33 (144A)                                                   10,412,385
    1,944,000(a)           Progress Residential Trust, Series 2016-SFR1, Class C,
                           4.308% (1 Month USD LIBOR + 250 bps),
                           9/17/33 (144A)                                                    1,965,827
    1,698,325(a)           Progress Residential Trust, Series 2016-SFR2, Class A,
                           3.208% (1 Month USD LIBOR + 140 bps),
                           1/17/34 (144A)                                                    1,709,919

The accompanying notes are an integral part of these financial statements.

56 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                Value
------------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- (continued)
    2,400,000(a)           Progress Residential Trust, Series 2016-SFR2, Class B,
                           3.558% (1 Month USD LIBOR + 175 bps),
                           1/17/34 (144A)                                               $    2,417,133
    6,650,000(a)           Radnor Re, Ltd., Series 2018-1, Class M1, 3.254%
                           (1 Month USD LIBOR + 140 bps), 3/25/28 (144A)                     6,650,000
      598,524(a)           RAIT Trust, Series 2016-FL6, Class A, 3.2% (1 Month
                           USD LIBOR + 145 bps), 11/13/31 (144A)                               597,658
        3,087(a)           RALI Trust, Series 2002-QS16, Class A2, 2.422%
                           (1 Month USD LIBOR + 55 bps), 10/25/17                                3,086
    1,456,010(a)           ReadyCap Commercial Mortgage Trust, Series 2017-FL1,
                           Class A, 2.722% (1 Month USD LIBOR + 85 bps),
                           5/25/34 (144A)                                                    1,456,009
    1,603,325              ReadyCap Mortgage Trust, Series 2016-3, Class A,
                           2.94%, 11/20/38 (144A)                                            1,592,521
    2,988,127(a)           RESI Finance LP, Series 2003-CB1, Class B3, 3.19%
                           (1 Month USD LIBOR + 145 bps), 6/10/35 (144A)                     2,612,740
    1,066,840(a)           Resimac Premier, Series 2014-1A, Class A1, 2.789%
                           (3 Month USD LIBOR + 70 bps), 12/12/45 (144A)                     1,069,916
    2,253,495(a)           Resimac Premier, Series 2016-1A, Class A1, 3.13%
                           (1 Month USD LIBOR + 139 bps), 10/10/47 (144A)                    2,264,767
    5,671,473(a)           Resimac Premier, Series 2017-1A, Class A1A, 2.7%
                           (1 Month USD LIBOR + 95 bps), 9/11/48 (144A)                      5,682,487
       42,853(a)           Resource Capital Corp., Ltd., Series 2015-CRE4, Class A,
                           3.186% (1 Month USD LIBOR + 140 bps),
                           8/15/32 (144A)                                                       42,828
   11,294,468(a)           Resource Capital Corp., Ltd., Series 2017-CRE5, Class A,
                           2.586% (1 Month USD LIBOR + 80 bps), 7/15/34 (144A)              11,297,889
   12,300,000(a)           RETL, Series 2018-RVP, Class A, 2.877% (1 Month USD
                           LIBOR + 110 bps), 3/15/33 (144A)                                 12,357,728
      168,018(c)           Sequoia Mortgage Trust, Series 2004-7, Class A1,
                           2.972%, 8/20/34                                                     169,087
      656,250(a)           Silver Creek CLO, Ltd., Series 2014-1A, Class X,
                           2.595% (3 Month USD LIBOR + 85 bps), 7/20/30 (144A)                 657,041
    5,600,000(a)           Silverstone Master Issuer PLC, Series 2018-1A,
                           Class 1A, 2.123% (3 Month USD LIBOR + 39 bps),
                           1/21/70 (144A)                                                    5,600,146
    7,500,000(a)           Starwood Waypoint Homes Trust, Series 2017-1, Class B,
                           2.947% (1 Month USD LIBOR + 117 bps),
                           1/17/35 (144A)                                                    7,540,188
    8,300,000(a)           Stonemont Portfolio Trust, Series 2017-MONT, Class B,
                           2.922% (1 Month USD LIBOR + 110 bps),
                           8/20/30 (144A)                                                    8,313,061
       16,475(a)           Structured Asset Securities Corp. Mortgage Pass Through
                           Ctfs, Series 2003-35, Class 3A1, 2.372% (1 Month USD
                           LIBOR + 50 bps), 12/25/33                                            16,528
      132,515(a)           Structured Asset Securities Corp. Mortgage Pass-Through
                           Ctfs, Series 1998-8, Class M1, 2.812% (1 Month USD
                           LIBOR + 94 bps), 8/25/28                                            132,785

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18 57

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                Value
------------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- (continued)
    6,570,449(c)           Sutherland Commercial Mortgage Loans, Series
                           2017-SBC6, Class A, 3.192%, 5/25/37 (144A)                   $    6,571,377
    6,420,000(a)           Symphony CLO VIII LP, Series 2012-8A, Class BR,
                           3.303% (1 Month USD LIBOR + 175 bps), 1/9/23 (144A)               6,421,971
    2,143,750(a)           TCI-Symphony CLO, Ltd., Series 2017-1A, Class X,
                           2.522% (3 Month USD LIBOR + 80 bps), 7/15/30 (144A)               2,145,435
    5,400,000(a)           Tharaldson Hotel Portfolio Trust, Series 2018-THL,
                           Class C, 3.09% (1 Month USD LIBOR + 135 bps),
                           11/11/34 (144A)                                                   5,410,265
    1,301,616(c)           Towd Point Mortgage Trust, Series 2015-4, Class A1,
                           3.5%, 4/25/55 (144A)                                              1,308,204
       71,700(a)           Velocity Commercial Capital Loan Trust, Series 2014-1,
                           Class A, 3.621% (1 Month USD LIBOR + 200 bps),
                           9/25/44 (144A)                                                       71,700
    2,708,133(c)           WaMu Commercial Mortgage Securities Trust, Series
                           2006-SL1, Class B, 2.421%, 11/23/43 (144A)                        2,706,018
    5,677,000(c)           WaMu Commercial Mortgage Securities Trust, Series
                           2006-SL1, Class C, 2.553%, 11/23/43 (144A)                        5,635,590
   11,800,000(a)           Wells Fargo Commercial Mortgage Trust, Series
                           2017-SMP, Class C, 3.102% (1 Month USD LIBOR +
                           120 bps), 12/15/34 (144A)                                        11,810,829
      541,987(a)           Wells Fargo Credit Risk Transfer Securities Trust, Series
                           2015-WF1, Class 2M1, 4.722% (1 Month USD LIBOR +
                           285 bps), 11/25/25 (144A)                                           545,964
    4,059,299(c)           WinWater Mortgage Loan Trust, Series 2015-2, Class A5,
                           3.0%, 2/20/45 (144A)                                              3,988,736
   11,612,213(c)           WinWater Mortgage Loan Trust, Series 2015-3,
                           Class A17, 2.5%, 3/20/45 (144A)                                  11,484,908
                                                                                        --------------
                                                                                        $  807,224,961
                                                                                        --------------
                           Total Banks                                                  $  808,977,551
------------------------------------------------------------------------------------------------------
                           CAPITAL GOODS -- 0.1%
                           Construction & Engineering -- 0.0%+
      704,816(a)           Velocity Commercial Capital Loan Trust, Series 2016-1,
                           Class AFL, 4.322% (1 Month USD LIBOR + 245 bps),
                           4/25/46 (144A)                                               $      705,256
------------------------------------------------------------------------------------------------------
                           Industrial Conglomerates -- 0.1%
    2,014,524              VSD LLC, Series 2017-PLT1, 3.95%, 12/25/43                   $    2,011,614
                                                                                        --------------
                           Total Capital Goods                                          $    2,716,870
------------------------------------------------------------------------------------------------------
                           DIVERSIFIED FINANCIALS -- 0.0%+
                           Other Diversified Financial Services -- 0.0%+
    1,104,636(c)           Banc of America Commercial Mortgage Trust, Series
                           2007-3, Class B, 5.581%, 6/10/49                             $    1,117,793
      211,873(c)           Sequoia Mortgage Trust, Series 2012-1, Class 2A1,
                           3.474%, 1/25/42                                                     210,606
                                                                                        --------------
                           Total Diversified Financials                                 $    1,328,399
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

58 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                Value
------------------------------------------------------------------------------------------------------
                           ENERGY -- 0.3%
                           Oil & Gas Exploration & Production -- 0.3%
    4,430,000(a)           Arbor Realty Commercial Real Estate Notes, Ltd., Series
                           2016-FL1A, Class A, 3.477% (1 Month USD LIBOR +
                           170 bps), 9/15/26 (144A)                                     $    4,462,841
    5,958,978+(a)          Oaktown Re, Ltd., Series 2017-1A, Class M1, 4.122%
                           (1 Month USD LIBOR + 225 bps), 4/25/27 (144A)                     5,962,846
    4,680,081(a)           RAIT Trust, Series 2017-FL7, Class A, 2.727% (1 Month
                           USD LIBOR + 95 bps), 6/15/37 (144A)                               4,684,296
                                                                                        --------------
                           Total Energy                                                 $   15,109,983
------------------------------------------------------------------------------------------------------
                           GOVERNMENT -- 3.7%
    1,839,792(a)           Fannie Mae Connecticut Avenue Securities, Series
                           2014-C02, Class 1M1, 2.822% (1 Month USD LIBOR +
                           95 bps), 5/25/24                                             $    1,845,375
      743,734(a)           Fannie Mae Connecticut Avenue Securities, Series
                           2016-C01, Class 1M1, 3.822% (1 Month USD LIBOR +
                           195 bps), 8/25/28                                                   747,908
      790,524(a)           Fannie Mae Connecticut Avenue Securities, Series
                           2016-C02, Class 1M1, 4.022% (1 Month USD LIBOR +
                           215 bps), 9/25/28                                                   796,447
      641,873(a)           Federal Home Loan Mortgage Corp. REMICS,
                           Series 1695, Class EG, 2.827% (1 Month USD LIBOR +
                           105 bps), 3/15/24                                                   655,188
      250,458(a)           Federal Home Loan Mortgage Corp. REMICS,
                           Series 2106, Class F, 2.227% (1 Month USD LIBOR +
                           45 bps), 12/15/28                                                   251,050
      138,214(a)           Federal Home Loan Mortgage Corp. REMICS,
                           Series 2122, Class FD, 2.127% (1 Month USD LIBOR +
                           35 bps), 2/15/29                                                    138,066
       55,869(a)           Federal Home Loan Mortgage Corp. REMICS,
                           Series 2156, Class FQ, 2.127% (1 Month USD LIBOR +
                           35 bps), 5/15/29                                                     56,206
      288,019(a)           Federal Home Loan Mortgage Corp. REMICS,
                           Series 2186, Class FY, 2.377% (1 Month USD LIBOR +
                           60 bps), 4/15/28                                                    292,502
       44,995(a)           Federal Home Loan Mortgage Corp. REMICS,
                           Series 2368, Class AF, 2.727% (1 Month USD LIBOR +
                           95 bps), 10/15/31                                                    45,674
       61,190(a)           Federal Home Loan Mortgage Corp. REMICS,
                           Series 2377, Class FE, 2.377% (1 Month USD LIBOR +
                           60 bps), 11/15/31                                                    62,111
      169,953(a)           Federal Home Loan Mortgage Corp. REMICS,
                           Series 2411, Class FR, 2.377% (1 Month USD LIBOR +
                           60 bps), 6/15/31                                                    172,504
      105,101(a)           Federal Home Loan Mortgage Corp. REMICS,
                           Series 2432, Class FH, 2.477% (1 Month USD LIBOR +
                           70 bps), 3/15/32                                                    106,430
      332,227(a)           Federal Home Loan Mortgage Corp. REMICS,
                           Series 2439, Class F, 2.777% (1 Month USD LIBOR +
                           100 bps), 3/15/32                                                   340,203

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18 59

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                Value
------------------------------------------------------------------------------------------------------
                           GOVERNMENT -- (continued)
      479,128(a)           Federal Home Loan Mortgage Corp. REMICS,
                           Series 2470, Class AF, 2.777% (1 Month USD LIBOR +
                           100 bps), 3/15/32                                            $      493,341
      280,694(a)           Federal Home Loan Mortgage Corp. REMICS,
                           Series 2471, Class FD, 2.777% (1 Month USD LIBOR +
                           100 bps), 3/15/32                                                   287,433
       67,361(a)           Federal Home Loan Mortgage Corp. REMICS,
                           Series 2498, Class FQ, 2.377% (1 Month USD LIBOR +
                           60 bps), 9/15/32                                                     68,270
       91,551(a)           Federal Home Loan Mortgage Corp. REMICS,
                           Series 2543, Class EF, 2.127% (1 Month USD LIBOR +
                           35 bps), 12/15/32                                                    91,473
      582,546(a)           Federal Home Loan Mortgage Corp. REMICS,
                           Series 2551, Class FD, 2.177% (1 Month USD LIBOR +
                           40 bps), 1/15/33                                                    582,838
      318,853(a)           Federal Home Loan Mortgage Corp. REMICS,
                           Series 2567, Class FJ, 2.177% (1 Month USD LIBOR +
                           40 bps), 2/15/33                                                    319,094
      170,120(a)           Federal Home Loan Mortgage Corp. REMICS,
                           Series 2577, Class FA, 2.327% (1 Month USD LIBOR +
                           55 bps), 2/15/33                                                    172,060
       14,047(a)           Federal Home Loan Mortgage Corp. REMICS,
                           Series 2585, Class FD, 2.277% (1 Month USD LIBOR +
                           50 bps), 12/15/32                                                    14,104
      201,048(a)           Federal Home Loan Mortgage Corp. REMICS,
                           Series 2614, Class FV, 3.164% (1 Month USD LIBOR +
                           150 bps), 5/15/33                                                   207,378
          420(a)           Federal Home Loan Mortgage Corp. REMICS,
                           Series 2626, Class NF, 2.227% (1 Month USD LIBOR +
                           45 bps), 6/15/23                                                        420
      263,570(a)           Federal Home Loan Mortgage Corp. REMICS,
                           Series 2631, Class FC, 2.177% (1 Month USD LIBOR +
                           40 bps), 6/15/33                                                    263,856
        7,276(a)           Federal Home Loan Mortgage Corp. REMICS,
                           Series 2647, Class XF, 1.838% (1 Month USD LIBOR +
                           25 bps), 7/15/21                                                      7,288
       77,459(a)           Federal Home Loan Mortgage Corp. REMICS,
                           Series 2650, Class FV, 2.177% (1 Month USD LIBOR +
                           40 bps), 12/15/32                                                    77,573
       24,464(a)           Federal Home Loan Mortgage Corp. REMICS,
                           Series 2650, Class FX, 2.177% (1 Month USD LIBOR +
                           40 bps), 12/15/32                                                    24,477
      143,108(a)           Federal Home Loan Mortgage Corp. REMICS,
                           Series 2711, Class FA, 2.777% (1 Month USD LIBOR +
                           100 bps), 11/15/33                                                  146,813
      554,797              Federal Home Loan Mortgage Corp. REMICS,
                           Series 2773, Class EG, 4.5%, 4/15/19                                558,345
      355,827(a)           Federal Home Loan Mortgage Corp. REMICS,
                           Series 2916, Class NF, 2.027% (1 Month USD LIBOR +
                           25 bps), 1/15/35                                                    356,438

The accompanying notes are an integral part of these financial statements.

60 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                Value
------------------------------------------------------------------------------------------------------
                           GOVERNMENT -- (continued)
      475,525(a)           Federal Home Loan Mortgage Corp. REMICS,
                           Series 2976, Class LF, 2.117% (1 Month USD LIBOR +
                           34 bps), 5/15/35                                             $      475,667
      362,229(a)           Federal Home Loan Mortgage Corp. REMICS,
                           Series 3012, Class FE, 2.027% (1 Month USD LIBOR +
                           25 bps), 8/15/35                                                    362,295
      203,581(a)           Federal Home Loan Mortgage Corp. REMICS,
                           Series 3042, Class PF, 2.027% (1 Month USD LIBOR +
                           25 bps), 8/15/35                                                    203,316
       96,165(a)           Federal Home Loan Mortgage Corp. REMICS,
                           Series 3067, Class FA, 2.127% (1 Month USD LIBOR +
                           35 bps), 11/15/35                                                    96,014
      135,666(a)           Federal Home Loan Mortgage Corp. REMICS,
                           Series 3102, Class FG, 2.077% (1 Month USD LIBOR +
                           30 bps), 1/15/36                                                    135,575
      152,667(a)           Federal Home Loan Mortgage Corp. REMICS,
                           Series 3117, Class EF, 2.127% (1 Month USD LIBOR +
                           35 bps), 2/15/36                                                    152,860
      460,245(a)           Federal Home Loan Mortgage Corp. REMICS,
                           Series 3117, Class FE, 2.077% (1 Month USD LIBOR +
                           30 bps), 2/15/36                                                    460,836
      428,612(a)           Federal Home Loan Mortgage Corp. REMICS,
                           Series 3122, Class FP, 2.077% (1 Month USD LIBOR +
                           30 bps), 3/15/36                                                    428,400
       77,040(a)           Federal Home Loan Mortgage Corp. REMICS,
                           Series 3129, Class FP, 2.077% (1 Month USD LIBOR +
                           30 bps), 5/15/35                                                     77,126
    4,593,197(a)           Federal Home Loan Mortgage Corp. REMICS,
                           Series 3147, Class FD, 2.127% (1 Month USD LIBOR +
                           35 bps), 4/15/36                                                  4,605,502
      264,543(a)           Federal Home Loan Mortgage Corp. REMICS,
                           Series 3147, Class PF, 2.077% (1 Month USD LIBOR +
                           30 bps), 4/15/36                                                    264,325
    2,045,584(a)           Federal Home Loan Mortgage Corp. REMICS,
                           Series 3173, Class F, 2.477% (1 Month USD LIBOR +
                           70 bps), 8/15/35                                                  2,064,854
      580,803(a)           Federal Home Loan Mortgage Corp. REMICS,
                           Series 3173, Class FC, 2.197% (1 Month USD LIBOR +
                           42 bps), 6/15/36                                                    581,985
      996,639(a)           Federal Home Loan Mortgage Corp. REMICS,
                           Series 3175, Class FE, 2.087% (1 Month USD LIBOR +
                           31 bps), 6/15/36                                                    992,716
      529,230(a)           Federal Home Loan Mortgage Corp. REMICS,
                           Series 3181, Class HF, 2.277% (1 Month USD LIBOR +
                           50 bps), 7/15/36                                                    532,025
       22,438(a)           Federal Home Loan Mortgage Corp. REMICS,
                           Series 3191, Class FE, 2.177% (1 Month USD LIBOR +
                           40 bps), 7/15/36                                                     22,424

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18 61

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                Value
------------------------------------------------------------------------------------------------------
                           GOVERNMENT -- (continued)
      204,578(a)           Federal Home Loan Mortgage Corp. REMICS,
                           Series 3221, Class FW, 2.197% (1 Month USD LIBOR +
                           42 bps), 9/15/36                                             $      205,291
      122,056(a)           Federal Home Loan Mortgage Corp. REMICS,
                           Series 3222, Class FN, 2.177% (1 Month USD LIBOR +
                           40 bps), 9/15/36                                                    121,972
      424,362(a)           Federal Home Loan Mortgage Corp. REMICS,
                           Series 3239, Class EF, 2.127% (1 Month USD LIBOR +
                           35 bps), 11/15/36                                                   424,017
      216,828(a)           Federal Home Loan Mortgage Corp. REMICS,
                           Series 3239, Class FB, 2.127% (1 Month USD LIBOR +
                           35 bps), 11/15/36                                                   216,654
      133,798(a)           Federal Home Loan Mortgage Corp. REMICS,
                           Series 3244, Class TF, 1.977% (1 Month USD LIBOR +
                           20 bps), 7/15/36                                                    133,868
      350,491(a)           Federal Home Loan Mortgage Corp. REMICS,
                           Series 3247, Class FA, 2.027% (1 Month USD LIBOR +
                           25 bps), 8/15/36                                                    349,234
    1,425,549(a)           Federal Home Loan Mortgage Corp. REMICS,
                           Series 3266, Class F, 2.077% (1 Month USD LIBOR +
                           30 bps), 1/15/37                                                  1,418,068
      287,696(a)           Federal Home Loan Mortgage Corp. REMICS,
                           Series 3307, Class FT, 2.017% (1 Month USD LIBOR +
                           24 bps), 7/15/34                                                    285,173
       77,859(a)           Federal Home Loan Mortgage Corp. REMICS,
                           Series 3315, Class F, 2.117% (1 Month USD LIBOR +
                           34 bps), 5/15/37                                                     77,460
        4,027(a)           Federal Home Loan Mortgage Corp. REMICS,
                           Series 3335, Class AF, 1.927% (1 Month USD LIBOR +
                           15 bps), 10/15/20                                                     4,025
           24(a)           Federal Home Loan Mortgage Corp. REMICS,
                           Series 3346, Class FA, 2.007% (1 Month USD LIBOR +
                           23 bps), 2/15/19                                                         24
      597,060(a)           Federal Home Loan Mortgage Corp. REMICS,
                           Series 3373, Class FB, 2.357% (1 Month USD LIBOR +
                           58 bps), 10/15/37                                                   601,311
      146,117(a)           Federal Home Loan Mortgage Corp. REMICS,
                           Series 3376, Class FM, 2.397% (1 Month USD LIBOR +
                           62 bps), 10/15/37                                                   148,205
      526,243              Federal Home Loan Mortgage Corp. REMICS,
                           Series 3455, Class BD, 4.5%, 6/15/23                                534,187
      136,135              Federal Home Loan Mortgage Corp. REMICS,
                           Series 3542, Class LE, 3.5%, 1/15/24                                136,141
       38,547(a)           Federal Home Loan Mortgage Corp. REMICS,
                           Series 3560, Class FA, 3.027% (1 Month USD LIBOR +
                           125 bps), 5/15/37                                                    39,904
      414,198(a)           Federal Home Loan Mortgage Corp. REMICS,
                           Series 3610, Class FA, 2.477% (1 Month USD LIBOR +
                           70 bps), 12/15/39                                                   420,063

The accompanying notes are an integral part of these financial statements.

62 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                Value
------------------------------------------------------------------------------------------------------
                           GOVERNMENT -- (continued)
      416,867              Federal Home Loan Mortgage Corp. REMICS,
                           Series 3706, Class C, 2.0%, 8/15/20                          $      413,894
      229,606(a)           Federal Home Loan Mortgage Corp. REMICS,
                           Series 3708, Class PF, 2.127% (1 Month USD LIBOR +
                           35 bps), 7/15/40                                                    229,569
      340,801              Federal Home Loan Mortgage Corp. REMICS,
                           Series 3760, Class KH, 2.0%, 11/15/20                               338,926
      221,759(a)           Federal Home Loan Mortgage Corp. REMICS,
                           Series 3767, Class JF, 2.077% (1 Month USD LIBOR +
                           30 bps), 2/15/39                                                    222,463
      253,202              Federal Home Loan Mortgage Corp. REMICS,
                           Series 3777, Class DA, 3.5%, 10/15/24                               254,562
       40,835(a)           Federal Home Loan Mortgage Corp. REMICS,
                           Series 3780, Class FE, 2.177% (1 Month USD LIBOR +
                           40 bps), 12/15/20                                                    40,977
      227,994(a)           Federal Home Loan Mortgage Corp. REMICS,
                           Series 3784, Class F, 2.177% (1 Month USD LIBOR +
                           40 bps), 7/15/23                                                    229,001
       87,713(a)           Federal Home Loan Mortgage Corp. REMICS,
                           Series 3792, Class DF, 2.177% (1 Month USD LIBOR +
                           40 bps), 11/15/40                                                    87,739
       17,136(a)           Federal Home Loan Mortgage Corp. REMICS,
                           Series 3804, Class FN, 2.227% (1 Month USD LIBOR +
                           45 bps), 3/15/39                                                     17,161
      534,571              Federal Home Loan Mortgage Corp. REMICS,
                           Series 3804, Class GD, 3.1%, 2/15/25                                534,584
      943,679              Federal Home Loan Mortgage Corp. REMICS,
                           Series 3858, Class CA, 3.0%, 10/15/25                               945,355
       47,181(a)           Federal Home Loan Mortgage Corp. REMICS,
                           Series 3867, Class FD, 2.127% (1 Month USD LIBOR +
                           35 bps), 5/15/41                                                     47,173
      991,309(a)           Federal Home Loan Mortgage Corp. REMICS,
                           Series 3867, Class PF, 2.177% (1 Month USD LIBOR +
                           40 bps), 3/15/41                                                    993,553
      675,531              Federal Home Loan Mortgage Corp. REMICS,
                           Series 3873, Class AG, 3.0%, 5/15/29                                678,655
      190,151(a)           Federal Home Loan Mortgage Corp. REMICS,
                           Series 3914, Class LF, 1.977% (1 Month USD LIBOR +
                           20 bps), 8/15/26                                                    190,286
      308,344(a)           Federal Home Loan Mortgage Corp. REMICS,
                           Series 3960, Class FB, 2.077% (1 Month USD LIBOR +
                           30 bps), 2/15/30                                                    308,712
      387,162(a)           Federal Home Loan Mortgage Corp. REMICS,
                           Series 3970, Class GF, 2.077% (1 Month USD LIBOR +
                           30 bps), 9/15/26                                                    388,094
      700,888(a)           Federal Home Loan Mortgage Corp. REMICS,
                           Series 3982, Class FL, 2.327% (1 Month USD LIBOR +
                           55 bps), 12/15/39                                                   706,330

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18 63

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                Value
------------------------------------------------------------------------------------------------------
                           GOVERNMENT -- (continued)
      288,412(a)           Federal Home Loan Mortgage Corp. REMICS,
                           Series 4056, Class QF, 2.127% (1 Month USD LIBOR +
                           35 bps), 12/15/41                                            $      286,536
      220,843(a)           Federal Home Loan Mortgage Corp. Strips,
                           Series 237, Class F14, 2.177% (1 Month USD LIBOR +
                           40 bps), 5/15/36                                                    221,354
      193,857(a)           Federal Home Loan Mortgage Corp. Strips,
                           Series 239, Class F29, 2.027% (1 Month USD LIBOR +
                           25 bps), 8/15/36                                                    194,309
      838,052(a)           Federal Home Loan Mortgage Corp. Strips,
                           Series 239, Class F30, 2.077% (1 Month USD LIBOR +
                           30 bps), 8/15/36                                                    841,467
      248,406(a)           Federal Home Loan Mortgage Corp. Strips,
                           Series 244, Class F22, 2.127% (1 Month USD LIBOR +
                           35 bps), 12/15/36                                                   248,659
    6,981,089(a)           Federal National Mortgage Association ACES,
                           Series 2018-M3, Class FA, 1.868% (1 Month USD
                           LIBOR + 28 bps), 2/25/25                                          6,982,198
    1,056,172(a)           Federal National Mortgage Association Connecticut
                           Avenue Securities, Series 2013-C01, Class M1, 3.872%
                           (1 Month USD LIBOR + 200 bps), 10/25/23                           1,061,769
           11(a)           Federal National Mortgage Association REMICS,
                           Series 1990-118, Class F, 2.672% (1 Month USD
                           LIBOR + 80 bps), 9/25/20                                                 11
       33,217(a)           Federal National Mortgage Association REMICS,
                           Series 1991-124, Class FA, 2.772% (1 Month USD
                           LIBOR + 90 bps), 9/25/21                                             33,635
       51,429(a)           Federal National Mortgage Association REMICS,
                           Series 1993-230, Class FA, 2.472% (1 Month USD
                           LIBOR + 60 bps), 12/25/23                                            51,824
      144,633(a)           Federal National Mortgage Association REMICS,
                           Series 1993-247, Class FA, 2.177% (11th District
                           Cost of Funds Index + 140 bps), 12/25/23                            142,472
      144,633(a)           Federal National Mortgage Association REMICS,
                           Series 1993-247, Class FE, 2.872% (1 Month USD
                           LIBOR + 100 bps), 12/25/23                                          146,123
      263,380(a)           Federal National Mortgage Association REMICS,
                           Series 1994-40, Class FC, 2.372% (1 Month USD
                           LIBOR + 50 bps), 3/25/24                                            266,110
       31,933(a)           Federal National Mortgage Association REMICS,
                           Series 1997-46, Class FA, 2.308% (1 Month USD
                           LIBOR + 50 bps), 7/18/27                                             32,305
      119,062(a)           Federal National Mortgage Association REMICS,
                           Series 1998-21, Class F, 2.14% (1 Year T1Y +
                           35 bps), 3/25/28                                                    119,512
       26,583(a)           Federal National Mortgage Association REMICS,
                           Series 1999-49, Class FB, 2.372% (1 Month USD
                           LIBOR + 50 bps), 3/25/23                                             26,596


The accompanying notes are an integral part of these financial statements.

64 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                Value
------------------------------------------------------------------------------------------------------
                           GOVERNMENT -- (continued)
       51,818(a)           Federal National Mortgage Association REMICS,
                           Series 2000-47, Class FD, 2.422% (1 Month USD
                           LIBOR + 55 bps), 12/25/30                                    $       52,233
      224,380(a)           Federal National Mortgage Association REMICS,
                           Series 2001-35, Class F, 2.472% (1 Month USD
                           LIBOR + 60 bps), 7/25/31                                            227,834
       99,575(a)           Federal National Mortgage Association REMICS,
                           Series 2001-37, Class F, 2.372% (1 Month USD
                           LIBOR + 50 bps), 8/25/31                                            100,001
      463,683(a)           Federal National Mortgage Association REMICS,
                           Series 2001-50, Class FQ, 2.472% (1 Month USD
                           LIBOR + 60 bps), 11/25/31                                           470,821
      204,021(a)           Federal National Mortgage Association REMICS,
                           Series 2001-65, Class F, 2.472% (1 Month USD
                           LIBOR + 60 bps), 11/25/31                                           207,161
      151,547(a)           Federal National Mortgage Association REMICS,
                           Series 2001-69, Class FA, 2.472% (1 Month USD
                           LIBOR + 60 bps), 7/25/31                                            154,105
      381,824(a)           Federal National Mortgage Association REMICS,
                           Series 2001-72, Class FB, 2.772% (1 Month USD
                           LIBOR + 90 bps), 12/25/31                                           386,941
      118,799(a)           Federal National Mortgage Association REMICS,
                           Series 2001-81, Class FL, 2.458% (1 Month USD
                           LIBOR + 65 bps), 1/18/32                                            120,642
      184,887(a)           Federal National Mortgage Association REMICS,
                           Series 2002-1, Class FC, 2.572% (1 Month USD
                           LIBOR + 70 bps), 1/25/32                                            188,234
    1,514,095(a)           Federal National Mortgage Association REMICS,
                           Series 2002-23, Class FA, 2.772% (1 Month USD
                           LIBOR + 90 bps), 4/25/32                                          1,545,760
       97,865(a)           Federal National Mortgage Association REMICS,
                           Series 2002-56, Class FN, 2.872% (1 Month USD
                           LIBOR + 100 bps), 7/25/32                                            99,649
       41,471(a)           Federal National Mortgage Association REMICS,
                           Series 2002-58, Class FD, 2.472% (1 Month USD
                           LIBOR + 60 bps), 8/25/32                                             42,077
      969,919(a)           Federal National Mortgage Association REMICS,
                           Series 2002-75, Class FD, 2.808% (1 Month USD
                           LIBOR + 100 bps), 11/18/32                                          992,469
      197,795(a)           Federal National Mortgage Association REMICS,
                           Series 2002-77, Class F, 2.472% (1 Month USD
                           LIBOR + 60 bps), 12/25/32                                           199,282
      141,988(a)           Federal National Mortgage Association REMICS,
                           Series 2002-82, Class FB, 2.372% (1 Month USD
                           LIBOR + 50 bps), 12/25/32                                           142,634
      187,488(a)           Federal National Mortgage Association REMICS,
                           Series 2002-90, Class FH, 2.372% (1 Month USD
                           LIBOR + 50 bps), 9/25/32                                            188,169

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18 65

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                Value
------------------------------------------------------------------------------------------------------
                           GOVERNMENT -- (continued)
       82,204(a)           Federal National Mortgage Association REMICS,
                           Series 2002-92, Class FB, 2.522% (1 Month USD
                           LIBOR + 65 bps), 4/25/30                                     $       83,664
      202,952(a)           Federal National Mortgage Association REMICS,
                           Series 2002-93, Class FH, 2.372% (1 Month USD
                           LIBOR + 50 bps), 1/25/33                                            204,439
      165,664(a)           Federal National Mortgage Association REMICS,
                           Series 2003-7, Class FA, 2.622% (1 Month USD
                           LIBOR + 75 bps), 2/25/33                                            168,896
      387,169(a)           Federal National Mortgage Association REMICS,
                           Series 2003-8, Class FJ, 2.222% (1 Month USD
                           LIBOR + 35 bps), 2/25/33                                            390,025
      521,881(a)           Federal National Mortgage Association REMICS,
                           Series 2003-31, Class FM, 2.372% (1 Month USD
                           LIBOR + 50 bps), 4/25/33                                            524,337
      209,099(a)           Federal National Mortgage Association REMICS,
                           Series 2003-42, Class JF, 2.372% (1 Month USD
                           LIBOR + 50 bps), 5/25/33                                            209,437
      221,012(a)           Federal National Mortgage Association REMICS,
                           Series 2003-49, Class FY, 2.272% (1 Month USD
                           LIBOR + 40 bps), 6/25/23                                            221,922
      972,279(a)           Federal National Mortgage Association REMICS,
                           Series 2003-91, Class FD, 2.372% (1 Month USD
                           LIBOR + 50 bps), 9/25/33                                            974,263
      195,480              Federal National Mortgage Association REMICS,
                           Series 2003-92, Class HP, 4.5%, 9/25/18                             195,789
      355,755(a)           Federal National Mortgage Association REMICS,
                           Series 2003-107, Class FD, 2.372% (1 Month USD
                           LIBOR + 50 bps), 11/25/33                                           358,555
          723(a)           Federal National Mortgage Association REMICS,
                           Series 2003-117, Class KF, 2.272% (1 Month USD
                           LIBOR + 40 bps), 8/25/33                                                724
    4,007,518(a)           Federal National Mortgage Association REMICS,
                           Series 2003-126, Class FC, 2.172% (1 Month USD
                           LIBOR + 30 bps), 12/25/33                                         4,009,347
      823,913(a)           Federal National Mortgage Association REMICS,
                           Series 2004-14, Class F, 2.272% (1 Month USD
                           LIBOR + 40 bps), 3/25/34                                            826,645
    2,829,694(a)           Federal National Mortgage Association REMICS,
                           Series 2004-25, Class FA, 2.272% (1 Month USD
                           LIBOR + 40 bps), 4/25/34                                          2,846,704
      271,376(a)           Federal National Mortgage Association REMICS,
                           Series 2004-52, Class FW, 2.272% (1 Month USD
                           LIBOR + 40 bps), 7/25/34                                            271,479
       82,011(a)           Federal National Mortgage Association REMICS,
                           Series 2004-54, Class FN, 2.322% (1 Month USD
                           LIBOR + 45 bps), 7/25/34                                             82,619
      202,801(a)           Federal National Mortgage Association REMICS,
                           Series 2004-91, Class HF, 2.172% (1 Month USD
                              LIBOR + 30 bps), 11/25/34                                        203,696

The accompanying notes are an integral part of these financial statements.

66 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                Value
------------------------------------------------------------------------------------------------------
                           GOVERNMENT -- (continued)
    1,099,319(a)           Federal National Mortgage Association REMICS,
                           Series 2005-66, Class FD, 2.172% (1 Month USD
                           LIBOR + 30 bps), 7/25/35                                     $    1,101,599
      964,595(a)           Federal National Mortgage Association REMICS,
                           Series 2005-66, Class PF, 2.122% (1 Month USD
                           LIBOR + 25 bps), 7/25/35                                            963,293
      310,932(a)           Federal National Mortgage Association REMICS,
                           Series 2005-83, Class KT, 2.172% (1 Month USD
                           LIBOR + 30 bps), 10/25/35                                           310,740
      448,776(a)           Federal National Mortgage Association REMICS,
                           Series 2005-83, Class LF, 2.182% (1 Month USD
                           LIBOR + 31 bps), 2/25/35                                            447,153
       69,489(a)           Federal National Mortgage Association REMICS,
                           Series 2006-11, Class FB, 2.172% (1 Month USD
                           LIBOR + 30 bps), 3/25/36                                             68,624
      198,573(a)           Federal National Mortgage Association REMICS,
                           Series 2006-33, Class FH, 2.222% (1 Month USD
                           LIBOR + 35 bps), 5/25/36                                            197,854
      582,368(a)           Federal National Mortgage Association REMICS,
                           Series 2006-34, Class FA, 2.182% (1 Month USD
                           LIBOR + 31 bps), 5/25/36                                            581,840
      376,672(a)           Federal National Mortgage Association REMICS,
                           Series 2006-42, Class CF, 2.322% (1 Month USD
                           LIBOR + 45 bps), 6/25/36                                            378,622
      144,501(a)           Federal National Mortgage Association REMICS,
                           Series 2006-56, Class FC, 2.162% (1 Month USD
                           LIBOR + 29 bps), 7/25/36                                            144,235
       79,743(a)           Federal National Mortgage Association REMICS,
                           Series 2006-70, Class BF, 2.422% (1 Month USD
                           LIBOR + 55 bps), 8/25/36                                             79,671
      156,549(a)           Federal National Mortgage Association REMICS,
                           Series 2006-82, Class F, 2.442% (1 Month USD
                           LIBOR + 57 bps), 9/25/36                                            157,824
    1,007,086(a)           Federal National Mortgage Association REMICS,
                           Series 2006-93, Class FN, 2.272% (1 Month USD
                           LIBOR + 40 bps), 10/25/36                                         1,005,137
      177,253(a)           Federal National Mortgage Association REMICS,
                           Series 2006-104, Class GF, 2.192% (1 Month USD
                           LIBOR + 32 bps), 11/25/36                                           176,729
       89,418(a)           Federal National Mortgage Association REMICS,
                           Series 2006-115, Class BF, 2.112% (1 Month USD
                           LIBOR + 24 bps), 12/25/36                                            88,878
      223,118(a)           Federal National Mortgage Association REMICS,
                           Series 2007-2, Class FT, 2.122% (1 Month USD
                           LIBOR + 25 bps), 2/25/37                                            223,004
      225,261(a)           Federal National Mortgage Association REMICS,
                           Series 2007-7, Class FJ, 2.072% (1 Month USD
                           LIBOR + 20 bps), 2/25/37                                            223,677

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18 67

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                Value
------------------------------------------------------------------------------------------------------
                           GOVERNMENT -- (continued)
      207,771(a)           Federal National Mortgage Association REMICS,
                           Series 2007-13, Class FA, 2.122% (1 Month USD
                           LIBOR + 25 bps), 3/25/37                                     $      206,138
      209,703(a)           Federal National Mortgage Association REMICS,
                           Series 2007-24, Class FD, 2.122% (1 Month USD
                           LIBOR + 25 bps), 3/25/37                                            208,941
      298,419(a)           Federal National Mortgage Association REMICS,
                           Series 2007-41, Class FA, 2.272% (1 Month USD
                           LIBOR + 40 bps), 5/25/37                                            299,114
      433,746(a)           Federal National Mortgage Association REMICS,
                           Series 2007-50, Class FN, 2.112% (1 Month USD
                           LIBOR + 24 bps), 6/25/37                                            431,958
       39,842(a)           Federal National Mortgage Association REMICS,
                           Series 2007-57, Class FA, 2.102% (1 Month USD
                           LIBOR + 23 bps), 6/25/37                                             39,777
      141,975(a)           Federal National Mortgage Association REMICS,
                           Series 2007-58, Class FA, 2.122% (1 Month USD
                           LIBOR + 25 bps), 6/25/37                                            140,822
      135,844(a)           Federal National Mortgage Association REMICS,
                           Series 2007-66, Class FB, 2.272% (1 Month USD
                           LIBOR + 40 bps), 7/25/37                                            136,198
      406,545(a)           Federal National Mortgage Association REMICS,
                           Series 2007-85, Class FG, 2.372% (1 Month USD
                           LIBOR + 50 bps), 9/25/37                                            409,484
      567,417(a)           Federal National Mortgage Association REMICS,
                           Series 2007-91, Class FB, 2.472% (1 Month USD
                           LIBOR + 60 bps), 10/25/37                                           574,781
      182,266(a)           Federal National Mortgage Association REMICS,
                           Series 2007-92, Class OF, 2.442% (1 Month USD
                           LIBOR + 57 bps), 9/25/37                                            184,602
      100,355(a)           Federal National Mortgage Association REMICS,
                           Series 2007-93, Class FD, 2.422% (1 Month USD
                           LIBOR + 55 bps), 9/25/37                                            101,122
       42,555(a)           Federal National Mortgage Association REMICS,
                           Series 2007-98, Class FD, 2.322% (1 Month USD
                           LIBOR + 45 bps), 6/25/37                                             42,754
       61,161(a)           Federal National Mortgage Association REMICS,
                           Series 2007-100, Class YF, 2.422% (1 Month USD
                           LIBOR + 55 bps), 10/25/37                                            61,572
       78,717(a)           Federal National Mortgage Association REMICS,
                           Series 2007-103, Class AF, 2.872% (1 Month USD
                           LIBOR + 100 bps), 3/25/37                                            80,220
      207,193(a)           Federal National Mortgage Association REMICS,
                           Series 2007-110, Class FA, 2.492% (1 Month USD
                           LIBOR + 62 bps), 12/25/37                                           207,771
       89,352(a)           Federal National Mortgage Association REMICS,
                           Series 2008-6, Class FA, 2.572% (1 Month USD
                           LIBOR + 70 bps), 2/25/38                                             90,457

The accompanying notes are an integral part of these financial statements.

68 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                Value
------------------------------------------------------------------------------------------------------
                           GOVERNMENT -- (continued)
    8,518,697(a)           Federal National Mortgage Association REMICS,
                           Series 2008-7, Class FA, 2.322% (1 Month USD
                           LIBOR + 45 bps), 2/25/38                                     $    8,534,633
      289,717(a)           Federal National Mortgage Association REMICS,
                           Series 2008-88, Class FA, 3.092% (1 Month USD
                           LIBOR + 122 bps), 10/25/38                                          295,846
      119,827(a)           Federal National Mortgage Association REMICS,
                           Series 2009-113, Class FB, 2.422% (1 Month USD
                           LIBOR + 55 bps), 1/25/40                                            120,411
      193,222              Federal National Mortgage Association REMICS,
                           Series 2010-17, Class DE, 3.5%, 6/25/21                             194,104
       43,285(a)           Federal National Mortgage Association REMICS,
                           Series 2010-38, Class F, 2.172% (1 Month USD
                           LIBOR + 30 bps), 4/25/25                                             43,244
      113,715(a)           Federal National Mortgage Association REMICS,
                           Series 2010-43, Class FD, 2.472% (1 Month USD
                           LIBOR + 60 bps), 5/25/40                                            114,992
      187,970(a)           Federal National Mortgage Association REMICS,
                           Series 2010-43, Class IF, 2.372% (1 Month USD
                           LIBOR + 50 bps), 5/25/40                                            188,481
    1,030,260(a)           Federal National Mortgage Association REMICS,
                           Series 2010-59, Class FP, 2.322% (1 Month USD
                           LIBOR + 45 bps), 9/25/39                                          1,032,183
      151,130              Federal National Mortgage Association REMICS,
                           Series 2010-83, Class AK, 3.0%, 11/25/18                            151,005
      391,384(a)           Federal National Mortgage Association REMICS,
                           Series 2011-19, Class FM, 2.422% (1 Month USD
                           LIBOR + 55 bps), 5/25/40                                            394,635
       35,633              Federal National Mortgage Association REMICS,
                           Series 2011-42, Class BJ, 3.0%, 8/25/25                              35,592
      383,656              Federal National Mortgage Association REMICS,
                           Series 2011-58, Class AC, 2.5%, 6/25/24                             383,349
    3,725,240(a)           Federal National Mortgage Association REMICS,
                           Series 2011-74, Class FQ, 2.172% (1 Month USD
                           LIBOR + 30 bps), 12/25/33                                         3,711,123
      195,431              Federal National Mortgage Association REMICS,
                           Series 2011-107, Class DA, 3.0%, 1/25/29                            195,387
       50,167(a)           Federal National Mortgage Association REMICS,
                           Series 2011-111, Class DF, 2.272% (1 Month USD
                           LIBOR + 40 bps), 12/25/38                                            50,292
      263,327(a)           Federal National Mortgage Association REMICS,
                           Series 2012-40, Class PF, 2.372% (1 Month USD
                           LIBOR + 50 bps), 4/25/42                                            264,803
    2,328,469(a)           Federal National Mortgage Association Trust,
                           Series 2003-W6, Class F, 1.971% (1 Month USD
                           LIBOR + 35 bps), 9/25/42                                          2,315,902
      984,997(a)           Federal National Mortgage Association Trust,
                           Series 2005-W3, Class 2AF, 2.092% (1 Month USD
                           LIBOR + 22 bps), 3/25/45                                            980,310

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18 69

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                Value
------------------------------------------------------------------------------------------------------
                           GOVERNMENT -- (continued)
       78,253(c)           Federal National Mortgage Association Trust,
                           Series 2005-W3, Class 3A, 3.463%, 4/25/45                     $      79,140
      134,447(c)           Federal National Mortgage Association Trust,
                           Series 2005-W4, Class 3A, 3.304%, 6/25/45                           142,295
    1,017,647(a)           Federal National Mortgage Association Whole Loan,
                           Series 2007-W1, Class 1AF1, 2.132% (1 Month USD
                           LIBOR + 26 bps), 11/25/46                                         1,019,306
       50,015(a)           Freddie Mac Structured Agency Credit Risk Debt Notes,
                           Series 2016-DNA1, Class M1, 3.322% (1 Month USD
                           LIBOR + 145 bps), 7/25/28                                            50,054
      300,000(a)           Freddie Mac Structured Agency Credit Risk Debt Notes,
                           Series 2016-DNA1, Class M2, 4.772% (1 Month USD
                           LIBOR + 290 bps), 7/25/28                                           307,800
    2,253,130(a)           Freddie Mac Structured Agency Credit Risk Debt Notes,
                           Series 2016-DNA2, Class M2, 4.072% (1 Month USD
                           LIBOR + 220 bps), 10/25/28                                        2,283,493
      750,000(a)           Freddie Mac Structured Agency Credit Risk Debt Notes,
                           Series 2016-DNA4, Class M2, 3.172% (1 Month USD
                           LIBOR + 130 bps), 3/25/29                                           758,450
       49,933(a)           Freddie Mac Structured Agency Credit Risk Debt Notes,
                           Series 2016-HQA1, Class M1, 3.622% (1 Month USD
                           LIBOR + 175 bps), 9/25/28                                            49,988
      708,025(a)           Freddie Mac Structured Agency Credit Risk Debt Notes,
                           Series 2016-HQA4, Class M1, 2.672% (1 Month USD
                           LIBOR + 80 bps), 4/25/29                                            708,245
    6,181,987(a)           Freddie Mac Structured Agency Credit Risk Debt Notes,
                           Series 2017-DNA2, Class M1, 3.072% (1 Month USD
                           LIBOR + 120 bps), 10/25/29                                        6,250,082
    3,669,449(a)           Freddie Mac Structured Agency Credit Risk Debt Notes,
                           Series 2017-HQA1, Class M1, 3.072% (1 Month USD
                           LIBOR + 120 bps), 8/25/29                                         3,701,577
    1,653,965(a)           Freddie Mac Structured Agency Credit Risk Debt Notes,
                           Series 2017-HQA2, Class M1, 2.672% (1 Month USD
                           LIBOR + 80 bps), 12/25/29                                         1,658,408
   10,450,000(a)           Freddie Mac Structured Agency Credit Risk Debt Notes,
                           Series 2018-HQA1, Class M1, 2.554% (1 Month USD
                           LIBOR + 70 bps), 9/25/30                                         10,450,360
   10,661,000(c)           FREMF Mortgage Trust, Series 2011-K703, Class B,
                           4.929%, 7/25/44 (144A)                                           10,674,619
      963,380(a)           FREMF Mortgage Trust, Series 2014-KF04, Class B, 4.92%
                           (1 Month USD LIBOR + 325 bps), 6/25/21 (144A)                       971,436
    2,056,990(a)           FREMF Mortgage Trust, Series 2014-KF05, Class B, 5.67%
                           (1 Month USD LIBOR + 400 bps), 9/25/22 (144A)                     2,140,589
    3,901,131(a)           FREMF Mortgage Trust, Series 2014-KS02, Class B, 6.67%
                           (1 Month USD LIBOR + 500 bps), 8/25/23 (144A)                     3,886,229
    3,876,603(a)           FREMF Mortgage Trust, Series 2015-KLSF, Class B, 6.07%
                           (1 Month USD LIBOR + 440 bps), 11/25/22 (144A)                    4,035,096

The accompanying notes are an integral part of these financial statements.

70 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                Value
------------------------------------------------------------------------------------------------------
                           GOVERNMENT -- (continued)
      123,728(a)           Government National Mortgage Association,
                           Series 2001-28, Class FB, 2.286% (1 Month USD
                           LIBOR + 50 bps), 6/16/31                                     $      124,660
      503,976(a)           Government National Mortgage Association,
                           Series 2001-49, Class FC, 2.186% (1 Month USD
                           LIBOR + 40 bps), 12/16/25                                           505,974
    1,209,118(a)           Government National Mortgage Association,
                           Series 2002-21, Class FV, 2.186% (1 Month USD
                           LIBOR + 40 bps), 3/16/32                                          1,215,542
      133,067(a)           Government National Mortgage Association,
                           Series 2002-24, Class FR, 2.336% (1 Month USD
                           LIBOR + 55 bps), 4/16/32                                            134,200
      585,667(a)           Government National Mortgage Association,
                           Series 2002-31, Class FE, 2.286% (1 Month USD
                           LIBOR + 50 bps), 4/16/30                                            589,386
      613,017(a)           Government National Mortgage Association,
                           Series 2002-41, Class FB, 2.822% (1 Month USD
                           LIBOR + 100 bps), 6/20/32                                           625,755
      310,451(a)           Government National Mortgage Association,
                           Series 2003-7, Class FB, 1.986% (1 Month USD
                           LIBOR + 20 bps), 1/16/33                                            311,115
      637,964(a)           Government National Mortgage Association,
                           Series 2005-3, Class FC, 2.036% (1 Month USD
                           LIBOR + 25 bps), 1/16/35                                            637,302
   10,632,424(a)           Government National Mortgage Association,
                           Series 2005-7, Class AF, 2.016% (1 Month USD
                           LIBOR + 23 bps), 2/16/35                                         10,573,094
      612,279(a)           Government National Mortgage Association,
                           Series 2005-16, Class FA, 2.072% (1 Month USD
                           LIBOR + 25 bps), 2/20/35                                            608,984
      206,933(a)           Government National Mortgage Association,
                           Series 2008-69, Class FA, 2.322% (1 Month USD
                           LIBOR + 50 bps), 8/20/38                                            208,616
       44,165(a)           Government National Mortgage Association,
                           Series 2009-109, Class FA, 2.186% (1 Month USD
                           LIBOR + 40 bps), 5/16/38                                             44,173
      214,258(a)           Government National Mortgage Association,
                           Series 2009-66, Class UF, 2.786% (1 Month USD
                           LIBOR + 100 bps), 8/16/39                                           219,410
    1,259,577(a)           Government National Mortgage Association,
                           Series 2009-88, Class MF, 2.422% (1 Month USD
                           LIBOR + 60 bps), 7/20/39                                          1,270,831
      163,371(a)           Government National Mortgage Association,
                           Series 2009-92, Class FJ, 2.466% (1 Month USD
                           LIBOR + 68 bps), 10/16/39                                           165,159
      137,464(a)           Government National Mortgage Association,
                           Series 2010-17, Class AF, 2.222% (1 Month USD
                           LIBOR + 40 bps), 10/20/38                                           137,747

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18 71

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                Value
------------------------------------------------------------------------------------------------------
                           GOVERNMENT -- (continued)
      186,597              Government National Mortgage Association,
                           Series 2010-115, Class YA, 3.0%, 2/16/24                     $      187,015
      519,331              Government National Mortgage Association,
                           Series 2010-138, Class PE, 3.0%, 8/20/38                            517,343
    9,897,514(a)           Government National Mortgage Association,
                           Series 2017-4, Class FC, 2.014% (1 Month USD
                           LIBOR + 35 bps), 1/20/47                                          9,923,338
      553,648(a)           NCUA Guaranteed Notes Trust, Series 2011-C1,
                           Class 2A, 2.151% (1 Month USD LIBOR +
                           53 bps), 3/9/21                                                     552,500
                                                                                        --------------
                           Total Government                                             $  165,815,043
------------------------------------------------------------------------------------------------------
                           TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                           (Cost $993,497,160)                                          $  993,947,846
------------------------------------------------------------------------------------------------------
                           CORPORATE BONDS -- 26.8% of Net Assets
                           AUTOMOBILES & COMPONENTS -- 1.4%
                           Automobile Manufacturers -- 1.4%
    5,555,000(a)           Daimler Finance North America LLC, 2.335% (3 Month
                           USD LIBOR + 45 bps), 5/18/18 (144A)                          $    5,555,418
    2,650,000(a)           Daimler Finance North America LLC, 2.387% (3 Month
                           USD LIBOR + 62 bps), 10/30/19 (144A)                              2,665,160
    4,005,000(a)           Ford Motor Credit Co., LLC, 2.208% (3 Month USD
                           LIBOR + 43 bps), 11/2/20                                          3,987,357
      400,000              Ford Motor Credit Co., LLC, 2.24%, 6/15/18                          399,491
    2,980,000(a)           Ford Motor Credit Co., LLC, 2.704% (3 Month USD
                           LIBOR + 100 bps), 1/9/20                                          3,003,328
      780,000(a)           Ford Motor Credit Co., LLC, 2.717% (3 Month USD
                           LIBOR + 93 bps), 11/4/19                                            784,999
    5,295,000(a)           Ford Motor Credit Co., LLC, 2.901% (3 Month USD
                           LIBOR + 83 bps), 3/12/19                                          5,309,450
    3,530,000(a)           Nissan Motor Acceptance Corp., 2.112% (3 Month USD
                           LIBOR + 39 bps), 7/13/20 (144A)                                   3,531,569
    3,115,000(a)           Nissan Motor Acceptance Corp., 2.504% (3 Month USD
                           LIBOR + 80 bps), 4/6/18 (144A)                                    3,115,105
    2,650,000(a)           Nissan Motor Acceptance Corp., 2.609% (3 Month USD
                           LIBOR + 52 bps), 9/13/19 (144A)                                   2,657,015
    1,970,000(a)           Nissan Motor Acceptance Corp., 2.685% (3 Month USD
                           LIBOR + 39 bps), 9/28/20 (144A)                                   1,971,986
    6,750,000(a)           Nissan Motor Acceptance Corp., 2.72% (3 Month USD
                           LIBOR + 52 bps), 3/15/21 (144A)                                   6,757,942
    1,000,000(a)           Nissan Motor Acceptance Corp., 3.057% (3 Month USD
                           LIBOR + 101 bps), 3/8/19 (144A)                                   1,006,812
    3,890,000              Toyota Motor Credit Corp., 1.2%, 4/6/18                           3,889,530
    3,205,000(a)           Toyota Motor Credit Corp., 1.991% (3 Month USD
                           LIBOR + 26 bps), 4/17/20                                          3,209,987
    3,063,000(a)           Toyota Motor Credit Corp., 2.174% (3 Month USD
                           LIBOR + 44 bps), 10/18/19                                         3,076,433

The accompanying notes are an integral part of these financial statements.

72 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                Value
------------------------------------------------------------------------------------------------------
                           Automobile Manufacturers -- (continued)
    5,321,000(a)           Toyota Motor Credit Corp., 2.182% (3 Month USD
                           LIBOR + 46 bps), 7/13/18                                     $    5,326,593
    3,000,000(a)           Toyota Motor Credit Corp., 2.441% (3 Month USD
                           LIBOR + 37 bps), 3/12/20                                          3,013,319
    4,400,000(a)           Toyota Motor Credit Corp., 2.705% (3 Month USD
                           LIBOR + 82 bps), 2/19/19                                          4,427,934
                                                                                        --------------
                           Total Automobiles & Components                               $   63,689,428
------------------------------------------------------------------------------------------------------
                           BANKS -- 9.2%
                           Diversified Banks -- 6.9%
   16,330,000(a)           ABN AMRO Bank NV, 2.374% (3 Month USD LIBOR +
                           64 bps), 1/18/19 (144A)                                      $   16,380,215
    4,505,000(a)           American Express Centurion Bank, 2.425% (3 Month
                           USD LIBOR + 30 bps), 6/15/18                                      4,505,877
    6,585,000(a)           Bank of America Corp., 2.762% (3 Month USD LIBOR +
                           104 bps), 1/15/19                                                 6,629,745
    3,100,000(a)           Bank of America Corp., 2.905% (3 Month USD LIBOR +
                           116 bps), 1/20/23                                                 3,138,938
    6,142,000(a)           Bank of America Corp., 3.178% (3 Month USD LIBOR +
                           87 bps), 4/1/19                                                   6,180,143
    3,835,000              Bank of America Corp., 6.875%, 4/25/18                            3,844,939
    2,665,000(a)           Bank of Montreal, 2.382% (3 Month USD LIBOR +
                           61 bps), 7/31/18                                                  2,668,198
    2,540,000(a)           Bank of Montreal, 2.384% (3 Month USD LIBOR +
                           65 bps), 7/18/19                                                  2,553,486
    1,525,000(a)           Bank of Montreal, 2.565% (3 Month USD LIBOR +
                           44 bps), 6/15/20                                                  1,528,663
    1,471,000              Bank of Nova Scotia, 1.45%, 4/25/18                               1,470,081
      761,000              Bank of Nova Scotia, 1.7%, 6/11/18                                  760,019
    3,930,000(a)           Banque Federative du Credit Mutuel SA, 2.235%
                           (3 Month USD LIBOR + 49 bps), 7/20/20 (144A)                      3,945,234
    6,615,000              Banque Federative du Credit Mutuel SA, 2.5%,
                           10/29/18 (144A)                                                   6,605,393
    4,290,000              Banque Federative du Credit Mutuel SA, 2.75%,
                           1/22/19 (144A)                                                    4,290,361
    6,750,000              BPCE SA, 2.5%, 7/15/19                                            6,712,564
    2,610,000(a)           Canadian Imperial Bank of Commerce, 2.545%
                           (3 Month USD LIBOR + 52 bps), 9/6/19                              2,619,448
    3,800,000(a)           Citibank NA, 2.438% (3 Month USD LIBOR +
                           26 bps), 9/18/19                                                  3,795,107
    8,920,000              Citigroup, Inc., 1.7%, 4/27/18                                    8,915,094
    7,015,000(a)           Citigroup, Inc., 2.45% (3 Month USD LIBOR +
                           69 bps), 4/27/18                                                  7,016,548
    4,100,000(a)           Citigroup, Inc., 2.498% (3 Month USD LIBOR +
                           79 bps), 1/10/20                                                  4,123,964

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18 73

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                Value
------------------------------------------------------------------------------------------------------
                           Diversified Banks -- (continued)
    3,140,000(a)           Citigroup, Inc., 2.647% (3 Month USD LIBOR +
                           88 bps), 7/30/18                                             $    3,146,401
    1,500,000(a)           Citigroup, Inc., 2.965% (3 Month USD LIBOR +
                           93 bps), 6/7/19                                                   1,509,907
    4,691,000(a)           Citigroup, Inc., 3.539% (3 Month USD LIBOR +
                           170 bps), 5/15/18                                                 4,698,229
    3,340,000(a)           Citizens Bank NA, 2.514% (3 Month USD LIBOR +
                           57 bps), 5/26/20                                                  3,347,331
    3,840,000(a)           Citizens Bank NA, 2.557% (3 Month USD LIBOR +
                           54 bps), 3/2/20                                                   3,843,690
    7,295,000(a)           Cooperatieve Rabobank UA, 2.31% (3 Month USD
                           LIBOR + 51 bps), 8/9/19                                           7,327,208
   11,340,000(a)           Danske Bank AS, 2.605% (3 Month USD LIBOR +
                           58 bps), 9/6/19 (144A)                                           11,384,916
    3,325,000              Discover Bank, 2.6%, 11/13/18                                     3,323,943
   14,546,000(a)           DNB Bank ASA, 2.678% (3 Month USD LIBOR +
                           37 bps), 10/2/20 (144A)                                          14,543,221
    6,275,000(a)           Federation des Caisses Desjardins du Quebec, 2.097%
                           (3 Month USD LIBOR + 33 bps), 10/30/20 (144A)                     6,274,316
    3,860,000              ING Bank NV, 2.0%, 11/26/18 (144A)                                3,844,425
      100,000(a)           ING Bank NV, 2.449% (3 Month USD LIBOR + 61 bps),
                           8/15/19 (144A)                                                      100,396
    3,190,000(a)           ING Bank NV, 2.665% (3 Month USD LIBOR + 78 bps),
                           8/17/18 (144A)                                                    3,196,896
      700,000(a)           ING Bank NV, 2.855% (3 Month USD LIBOR + 97 bps),
                           8/17/20 (144A)                                                      710,346
    2,675,000(a)           ING Bank NV, 3.378% (3 Month USD LIBOR + 113 bps),
                           3/22/19 (144A)                                                    2,696,375
    3,920,000(a)           JPMorgan Chase & Co., 2.295% (3 Month USD LIBOR +
                           55 bps), 4/25/18                                                  3,920,713
    4,230,000              JPMorgan Chase & Co., 2.35%, 1/28/19                              4,224,765
    4,260,000(a)           JPMorgan Chase Bank NA, 2.07% (3 Month USD
                           LIBOR + 25 bps), 2/13/20                                          4,260,096
    3,910,000(a)           JPMorgan Chase Bank NA, 2.672% (3 Month USD
                           LIBOR + 45 bps), 9/21/18                                          3,914,232
    3,415,000              Lloyds Bank Plc, 1.75%, 5/14/18                                   3,412,060
    6,720,000(a)           Lloyds Bank Plc, 2.383% (3 Month USD LIBOR +
                           55 bps), 5/14/18                                                  6,721,248
    3,750,000(a)           Lloyds Bank Plc, 2.665% (3 Month USD LIBOR +
                           78 bps), 8/17/18                                                  3,757,840
    2,800,000(a)           Mizuho Bank, Ltd., 2.935% (3 Month USD LIBOR +
                           119 bps), 10/20/18 (144A)                                         2,814,511
    4,015,000(a)           Mizuho Securities USA LLC, 2.562% (3 Month USD
                           LIBOR + 34 bps), 9/21/18 (144A)                                   4,015,174
    3,350,000(a)           Nordea Bank AB, 2.454% (3 Month USD LIBOR +
                           47 bps), 5/29/20 (144A)                                           3,358,971
    4,515,000(a)           Nordea Bank AB, 2.922% (3 Month USD LIBOR +
                           62 bps), 9/30/19 (144A)                                           4,535,699

The accompanying notes are an integral part of these financial statements.

74 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                Value
------------------------------------------------------------------------------------------------------
                           Diversified Banks -- (continued)
    3,600,000(a)           Nordea Bank AB, 3.018% (3 Month USD LIBOR +
                           84 bps), 9/17/18 (144A)                                      $    3,611,430
    3,960,000(a)           Royal Bank of Canada, 1.992% (3 Month USD LIBOR +
                           24 bps), 10/26/20                                                 3,951,695
    3,500,000(a)           Royal Bank of Canada, 2.224% (3 Month USD LIBOR +
                           24 bps), 8/29/19                                                  3,501,386
    2,500,000(a)           Royal Bank of Canada, 2.24% (3 Month USD LIBOR +
                           48 bps), 7/29/19                                                  2,507,211
    1,325,000(a)           Royal Bank of Canada, 2.307% (3 Month USD LIBOR +
                           54 bps), 7/30/18                                                  1,326,589
    3,115,000(a)           Royal Bank of Canada, 2.397% (3 Month USD LIBOR +
                           38 bps), 3/2/20                                                   3,123,826
    9,025,000(a)           Skandinaviska Enskilda Banken AB, 2.659% (3 Month
                           USD LIBOR + 57 bps), 9/13/19 (144A)                               9,059,209
    3,950,000(a)           Sumitomo Mitsui Banking Corp., 2.044% (3 Month USD
                           LIBOR + 31 bps), 10/18/19                                         3,947,511
    4,345,000(a)           Sumitomo Mitsui Banking Corp., 2.081% (3 Month USD
                           LIBOR + 35 bps), 1/17/20                                          4,342,089
    6,445,000(a)           Sumitomo Mitsui Banking Corp., 2.245% (3 Month USD
                           LIBOR + 54 bps), 1/11/19                                          6,458,458
    3,279,000(a)           Sumitomo Mitsui Banking Corp., 2.409% (3 Month USD
                           LIBOR + 67 bps), 10/19/18                                         3,287,514
    3,115,000(a)           Sumitomo Mitsui Trust Bank, Ltd., 2.535% (3 Month USD
                           LIBOR + 51 bps), 3/6/19 (144A)                                    3,119,759
    5,700,000(a)           Svenska Handelsbanken AB, 2.407% (3 Month USD
                           LIBOR + 36 bps), 9/8/20                                           5,713,944
    3,750,000(a)           Svenska Handelsbanken AB, 2.515% (3 Month USD
                           LIBOR + 49 bps), 9/6/19                                           3,759,640
    6,845,000(a)           Svenska Handelsbanken AB, 2.668% (3 Month USD
                           LIBOR + 49 bps), 6/17/19                                          6,868,615
    4,145,000(a)           Toronto-Dominion Bank, 2.154% (3 Month USD LIBOR +
                           42 bps), 1/18/19                                                  4,152,193
    5,360,000(a)           Toronto-Dominion Bank, 2.284% (3 Month USD LIBOR +
                           54 bps), 7/23/18                                                  5,365,971
    2,600,000(a)           Toronto-Dominion Bank, 2.47% (3 Month USD LIBOR +
                           65 bps), 8/13/19                                                  2,613,447
    4,000,000(a)           UBS AG, 2.486% (3 Month USD LIBOR + 48 bps),
                           12/1/20 (144A)                                                    4,001,704
    3,650,000(a)           US Bancorp, 2.145% (3 Month USD LIBOR +
                           40 bps), 4/25/19                                                  3,657,979
    7,250,000(a)           Wells Fargo & Co., 2.374% (3 Month USD LIBOR +
                           63 bps), 4/23/18                                                  7,250,802
    3,795,000(a)           Wells Fargo & Co., 2.447% (3 Month USD LIBOR +
                           68 bps), 1/30/20                                                  3,814,149
    3,125,000(a)           Wells Fargo & Co., 2.851% (3 Month USD LIBOR +
                           111 bps), 1/24/23                                                 3,167,791
                                                                                        --------------
                                                                                        $  311,169,838
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18 75

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                Value
------------------------------------------------------------------------------------------------------
                           Regional Banks -- 2.3%
    3,970,000(a)           BB&T Corp., 1.993% (3 Month USD LIBOR +
                           22 bps), 2/1/21                                              $    3,948,260
    3,065,000(a)           BB&T Corp., 2.437% (3 Month USD LIBOR +
                           72 bps), 1/15/20                                                  3,087,102
    3,000,000(a)           Branch Banking & Trust Co., 2.172% (3 Month USD
                           LIBOR + 45 bps), 1/15/20                                          3,007,722
    2,000,000              Branch Banking & Trust Co., 2.3%, 10/15/18                        1,998,442
    4,000,000(a)           Capital One NA, 2.854% (3 Month USD LIBOR +
                           77 bps), 9/13/19                                                  4,016,362
    4,000,000(a)           Capital One NA, 3.035% (3 Month USD LIBOR +
                           115 bps), 8/17/18                                                 4,009,890
    9,113,000              Credit Suisse AG, 1.7%, 4/27/18                                   9,109,810
    5,260,000              Fifth Third Bancorp, 4.5%, 6/1/18                                 5,273,777
    4,005,000(a)           Fifth Third Bank, 2.017% (3 Month USD LIBOR +
                           25 bps), 10/30/20                                                 4,002,419
      455,000(a)           Fifth Third Bank, 2.882% (3 Month USD LIBOR +
                           59 bps), 9/27/19                                                    457,049
    5,350,000(a)           KeyBank NA, 2.526% (3 Month USD LIBOR +
                           52 bps), 6/1/18                                                   5,351,845
    4,410,000              Manufacturers & Traders Trust Co., 2.25%, 7/25/19                 4,377,649
    1,050,000              Manufacturers & Traders Trust Co., 2.3%, 1/30/19                  1,045,919
    2,730,000              PNC Bank NA, 1.6%, 6/1/18                                         2,726,534
    3,540,000              PNC Bank NA, 1.85%, 7/20/18                                       3,534,117
    4,730,000(a)           PNC Bank NA, 2.426% (3 Month USD LIBOR +
                           42 bps), 6/1/18                                                   4,731,547
    9,680,000(a)           PNC Bank NA, 2.435% (3 Month USD LIBOR +
                           40 bps), 12/7/18                                                  9,699,825
    7,800,000(a)           SunTrust Bank, 2.302% (3 Month USD LIBOR +
                           53 bps), 1/31/20                                                  7,848,305
    9,635,000(a)           UBS AG, 2.473% (3 Month USD LIBOR +
                           64 bps), 8/14/19                                                  9,672,885
    3,960,000(a)           US Bank NA, 1.884% (3 Month USD LIBOR +
                           14 bps), 10/23/20                                                 3,939,511
    2,965,000(a)           US Bank NA, 2.061% (3 Month USD LIBOR +
                           32 bps), 1/24/20                                                  2,966,089
    1,055,000(a)           US Bank NA, 2.162% (3 Month USD LIBOR +
                           41 bps), 4/26/19                                                  1,057,697
    3,224,000(a)           Wells Fargo Bank NA, 1.974% (3 Month USD LIBOR +
                           23 bps), 1/15/20                                                  3,220,123
    3,775,000(a)           Wells Fargo Bank NA, 2.544% (3 Month USD LIBOR +
                           60 bps), 5/24/19                                                  3,791,296
                                                                                        --------------
                                                                                        $  102,874,175
                                                                                        --------------
                           Total Banks                                                  $  414,044,013
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

76 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                Value
------------------------------------------------------------------------------------------------------
                           CAPITAL GOODS -- 0.9%
                           Aerospace & Defense -- 0.7%
    6,680,000              Boeing Co., 6.0%, 3/15/19                                    $    6,889,428
    6,171,000              Lockheed Martin Corp., 1.85%, 11/23/18                            6,145,264
    6,410,000              Northrop Grumman Corp., 1.75%, 6/1/18                             6,403,744
    3,850,000(b)           United Technologies Corp., 1.778%, 5/4/18                         3,846,705
    6,630,000(a)           United Technologies Corp., 2.123% (3 Month USD
                           LIBOR + 35 bps), 11/1/19                                          6,650,428
                                                                                        --------------
                                                                                        $   29,935,569
------------------------------------------------------------------------------------------------------
                           Construction Machinery & Heavy Trucks -- 0.1%
    4,480,000(a)           Caterpillar Financial Services Corp., 2.355% (3 Month
                           USD LIBOR + 23 bps), 3/15/21                                 $    4,478,979
------------------------------------------------------------------------------------------------------
                           Industrial Conglomerates -- 0.0%+
      780,000(a)           General Electric Co., 2.522% (3 Month USD LIBOR +
                           80 bps), 4/15/20                                             $      783,070
------------------------------------------------------------------------------------------------------
                           Trading Companies & Distributors -- 0.1%
    5,010,000(a)           GATX Corp., 2.507% (3 Month USD LIBOR +
                           72 bps), 11/5/21                                             $    5,036,084
                                                                                        --------------
                           Total Capital Goods                                          $   40,233,702
------------------------------------------------------------------------------------------------------
                           DIVERSIFIED FINANCIALS -- 2.5%
                           Asset Management & Custody Banks -- 0.4%
    7,585,000              Bank of New York Mellon Corp., 1.6%, 5/22/18                 $    7,573,817
    4,455,000              Bank of New York Mellon Corp., 2.2%, 5/15/19                      4,437,696
    1,047,000(a)           Bank of New York Mellon Corp., 2.333% (3 Month USD
                           LIBOR + 56 bps), 8/1/18                                           1,048,263
    2,960,000(a)           Bank of New York Mellon Corp., 2.551% (3 Month USD
                           LIBOR + 48 bps), 9/11/19                                          2,977,600
    3,000,000(a)           State Street Corp., 2.785% (3 Month USD LIBOR +
                           90 bps), 8/18/20                                                  3,036,954
                                                                                        --------------
                                                                                        $   19,074,330
------------------------------------------------------------------------------------------------------
                           Consumer Finance -- 1.1%
    3,970,000(a)           American Express Co., 2.097% (3 Month USD LIBOR +
                           33 bps), 10/30/20                                            $    3,973,126
    4,430,000(a)           American Express Credit Corp., 2.117% (3 Month USD
                           LIBOR + 33 bps), 5/3/19                                           4,435,188
    3,085,000(a)           American Express Credit Corp., 2.337% (3 Month USD
                           LIBOR + 57 bps), 10/30/19                                         3,098,222
    3,115,000(a)           American Express Credit Corp., 2.455% (3 Month USD
                           LIBOR + 43 bps), 3/3/20                                           3,126,716
    4,366,000              American Honda Finance Corp., 1.2%, 7/12/19                       4,286,697
    1,810,000(a)           American Honda Finance Corp., 1.895% (3 Month USD
                           LIBOR + 15 bps), 1/22/19                                          1,810,833
    4,275,000(a)           American Honda Finance Corp., 2.049% (3 Month USD
                           LIBOR + 21 bps), 2/12/21                                          4,275,846

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18 77

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                Value
------------------------------------------------------------------------------------------------------
                           Consumer Finance -- (continued)
    2,000,000(a)           American Honda Finance Corp., 2.173% (3 Month USD
                           LIBOR + 34 bps), 2/14/20                                     $    2,005,550
    4,005,000(a)           Capital One Financial Corp., 2.217% (3 Month USD
                           LIBOR + 45 bps), 10/30/20                                         3,989,370
    2,187,000              Caterpillar Financial Services Corp., 2.45%, 9/6/18               2,187,629
    4,154,000(a)           General Motors Financial Co., Inc., 3.068% (3 Month
                           USD LIBOR + 136 bps), 4/10/18                                     4,154,653
    2,323,000(a)           General Motors Financial Co., Inc., 3.25% (3 Month
                           USD LIBOR + 145 bps), 5/9/19                                      2,348,186
    9,320,000(a)           General Motors Financial Co., Inc., 3.78% (3 Month
                           USD LIBOR + 206 bps), 1/15/19                                     9,437,210
                                                                                        --------------
                                                                                        $   49,129,226
------------------------------------------------------------------------------------------------------
                           Investment Banking & Brokerage -- 0.7%
    2,836,000              Charles Schwab Corp., 2.2%, 7/25/18                          $    2,835,118
    2,703,000(a)           Goldman Sachs Group, Inc., 2.764% (3 Month USD
                           LIBOR + 102 bps), 10/23/19                                        2,726,987
    3,325,000(a)           Goldman Sachs Group, Inc., 2.939% (3 Month USD
                           LIBOR + 110 bps), 11/15/18                                        3,339,141
    3,470,000(a)           Goldman Sachs Group, Inc., 2.967% (3 Month USD
                           LIBOR + 120 bps), 4/30/18                                         3,471,971
    3,155,000              Goldman Sachs Group, Inc., 6.15%, 4/1/18                          3,155,000
    3,945,000              Macquarie Group, Ltd., 3.0%, 12/3/18 (144A)                       3,947,743
    1,950,000              Morgan Stanley, 2.125%, 4/25/18                                   1,949,424
    3,130,000(a)           Morgan Stanley, 2.591% (3 Month USD LIBOR +
                           85 bps), 1/24/19                                                  3,143,240
    7,360,000(a)           Morgan Stanley, 3.148% (3 Month USD LIBOR +
                           138 bps), 2/1/19                                                  7,420,120
                                                                                        --------------
                                                                                        $   31,988,744
------------------------------------------------------------------------------------------------------
                           Multi-Sector Holdings -- 0.2%
    3,600,000(a)           Berkshire Hathaway Finance Corp., 2.099% (3 Month
                           USD LIBOR + 26 bps), 8/15/19                                 $    3,607,449
    3,315,000(a)           Berkshire Hathaway, Inc., 1.939% (3 Month USD
                           LIBOR + 15 bps), 8/6/18                                           3,315,809
                                                                                        --------------
                                                                                        $    6,923,258
------------------------------------------------------------------------------------------------------
                           Specialized Finance -- 0.1%
            3(a)           Ambac LSNI LLC, 6.811% (3 Month USD LIBOR +
                           500 bps), 2/12/23 (144A)                                     $            3
    1,000,000              MassMutual Global Funding II, 2.1%, 8/2/18 (144A)                   998,644
    3,705,000(a)           Metropolitan Life Global Funding I, 2.398% (3 Month
                           USD LIBOR + 22 bps), 9/19/19 (144A)                               3,709,958
      700,000(a)           Moody's Corp., 2.375% (3 Month USD LIBOR +
                           35 bps), 9/4/18                                                     700,095
                                                                                        --------------
                                                                                        $    5,408,700
                                                                                        --------------
                           Total Diversified Financials                                 $  112,524,258
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

78 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                Value
------------------------------------------------------------------------------------------------------
                           ENERGY -- 1.6%
                           Integrated Oil & Gas -- 0.9%
    1,045,000              BP Capital Markets Plc, 1.676%, 5/3/19                       $    1,034,265
    1,905,000              BP Capital Markets Plc, 2.237%, 5/10/19                           1,895,795
    1,848,000(a)           BP Capital Markets Plc, 2.321% (3 Month USD
                           LIBOR + 51 bps), 5/10/18                                          1,848,539
    1,013,000(a)           BP Capital Markets Plc, 2.351% (3 Month USD
                           LIBOR + 54 bps), 5/10/19                                          1,016,174
    2,616,000(a)           BP Capital Markets Plc, 3.015% (3 Month USD
                           LIBOR + 87 bps), 9/16/21                                          2,661,023
    1,383,000              Chevron Corp., 1.686%, 2/28/19                                    1,374,131
    1,585,000              Chevron Corp., 1.718%, 6/24/18                                    1,582,563
    3,115,000(a)           Chevron Corp., 2.235% (3 Month USD LIBOR +
                           21 bps), 3/3/20                                                   3,121,934
    4,190,000(a)           Chevron Corp., 2.35% (3 Month USD LIBOR +
                           50 bps), 5/16/18                                                  4,191,743
    1,385,000(a)           Chevron Corp., 2.36% (3 Month USD LIBOR +
                           51 bps), 11/16/18                                                 1,389,043
    3,652,000(a)           Chevron Corp., 2.8% (3 Month USD LIBOR +
                           95 bps), 5/16/21                                                  3,735,683
    7,715,000(a)           Shell International Finance BV, 2.391% (3 Month
                           USD LIBOR + 58 bps), 11/10/18                                     7,738,037
    3,132,000(a)           Shell International Finance BV, 2.421% (3 Month
                           USD LIBOR + 35 bps), 9/12/19                                      3,144,935
    2,555,000(a)           Statoil ASA, 2.129% (3 Month USD LIBOR +
                           29 bps), 5/15/18                                                  2,555,408
                                                                                        --------------
                                                                                        $   37,289,273
------------------------------------------------------------------------------------------------------
                           Oil & Gas Equipment & Services -- 0.1%
    4,255,000              Schlumberger Holdings Corp., 2.35%, 12/21/18 (144A)          $    4,243,323
------------------------------------------------------------------------------------------------------
                           Oil & Gas Exploration & Production -- 0.0%+
      900,000              XTO Energy, Inc., 5.5%, 6/15/18                              $      904,927
------------------------------------------------------------------------------------------------------
                           Oil & Gas Refining & Marketing -- 0.1%
    4,380,000(a)           Phillips 66, 2.606% (3 Month USD LIBOR +
                           60 bps), 2/26/21                                             $    4,385,390
------------------------------------------------------------------------------------------------------
                           Oil & Gas Storage & Transportation -- 0.5%
    1,660,000              Enable Midstream Partners LP, 2.4%, 5/15/19                  $    1,642,384
    5,065,000              Enbridge Energy Partners LP, 6.5%, 4/15/18                        5,071,440
    1,435,000              Energy Transfer Partners LP, 2.5%, 6/15/18                        1,435,259
    6,735,000              Enterprise Products Operating LLC, 1.65%, 5/7/18                  6,728,534
    3,915,000              ONEOK Partners LP, 3.2%, 9/15/18                                  3,929,615
    4,088,000              TransCanada PipeLines Ltd., 7.125%, 1/15/19                       4,231,990
                                                                                        --------------
                                                                                        $   23,039,222
                                                                                        --------------
                           Total Energy                                                 $   69,862,135
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18 79

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                Value
------------------------------------------------------------------------------------------------------
                           FOOD & STAPLES RETAILING -- 0.3%
                           Drug Retail -- 0.2%
    8,855,000(a)           CVS Health Corp., 2.687% (3 Month USD LIBOR +
                           63 bps), 3/9/20                                              $    8,888,205
------------------------------------------------------------------------------------------------------
                           Food Retail -- 0.1%
    6,590,000(a)           Alimentation Couche-Tard, Inc., 2.589% (3 Month USD
                           LIBOR + 50 bps), 12/13/19 (144A)                             $    6,599,683
                                                                                        --------------
                           Total Food & Staples Retailing                               $   15,487,888
------------------------------------------------------------------------------------------------------
                           FOOD, BEVERAGE & TOBACCO -- 0.6%
                           Brewers -- 0.1%
    3,569,000(a)           Anheuser-Busch InBev Finance, Inc., 2.173% (3 Month
                           USD LIBOR + 40 bps), 2/1/19                                  $    3,576,119
------------------------------------------------------------------------------------------------------
                           Packaged Foods & Meats -- 0.2%
    9,480,000(a)           Mondelez International Holdings Netherlands BV, 2.37%
                           (3 Month USD LIBOR + 61 bps), 10/28/19 (144A)                $    9,492,818
      900,000(a)           Tyson Foods, Inc., 2.567% (3 Month USD LIBOR +
                           55 bps), 6/2/20                                                     901,962
                                                                                        --------------
                                                                                        $   10,394,780
------------------------------------------------------------------------------------------------------
                           Tobacco -- 0.3%
    3,635,000(a)           BAT Capital Corp., 2.423% (3 Month USD LIBOR +
                           59 bps), 8/14/20 (144A)                                      $    3,646,397
    3,990,000              Philip Morris International, Inc., 1.375%, 2/25/19                3,941,659
    7,406,000              Reynolds American, Inc., 2.3%, 6/12/18                            7,402,236
                                                                                        --------------
                                                                                        $   14,990,292
                                                                                        --------------
                           Total Food, Beverage & Tobacco                               $   28,961,191
------------------------------------------------------------------------------------------------------
                           HEALTH CARE EQUIPMENT & SERVICES -- 0.9%
                           Health Care Distributors -- 0.1%
    4,385,000              Cardinal Health, Inc., 1.948%, 6/14/19                       $    4,337,439
------------------------------------------------------------------------------------------------------
                           Health Care Equipment -- 0.4%
    3,990,000(a)           Becton Dickinson & Co., 2.944% (3 Month USD
                           LIBOR + 88 bps), 12/29/20                                    $    3,994,224
    3,280,000              Medtronic, Inc., 1.375%, 4/1/18                                   3,280,000
    2,680,000(a)           Medtronic, Inc., 2.925% (3 Month USD LIBOR +
                           80 bps), 3/15/20                                                  2,711,968
    6,640,000              Medtronic, Inc., 5.6%, 3/15/19                                    6,829,992
                                                                                        --------------
                                                                                        $   16,816,184
------------------------------------------------------------------------------------------------------
                           Managed Health Care -- 0.4%
    3,290,000              Aetna, Inc., 1.7%, 6/7/18                                    $    3,286,366
    5,945,000(a)           UnitedHealth Group, Inc., 1.79% (3 Month USD
                           LIBOR + 7 bps), 10/15/20                                          5,932,916
    7,975,000              UnitedHealth Group, Inc., 1.9%, 7/16/18                           7,962,994
                                                                                        --------------
                                                                                        $   17,182,276
                                                                                        --------------
                           Total Health Care Equipment & Services                       $   38,335,899
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

80 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                Value
------------------------------------------------------------------------------------------------------
                           INSURANCE -- 6.2%
                           Life & Health Insurance -- 0.8%
    7,510,000(a)           AIG Global Funding, 2.788% (3 Month USD LIBOR +
                           48 bps), 7/2/20 (144A)                                       $    7,518,093
    2,065,000              Jackson National Life Global Funding, 4.7%,
                           6/1/18 (144A)                                                     2,071,626
    2,940,000(a)           Metropolitan Life Global Funding I, 2.608%
                           (3 Month USD LIBOR + 43 bps), 12/19/18 (144A)                     2,946,472
      700,000(a)           Pricoa Global Funding I, 2.792% (3 Month USD
                           LIBOR + 50 bps), 6/27/18 (144A)                                     700,588
    4,510,000              Principal Life Global Funding II, 1.5%, 4/18/19 (144A)            4,451,386
    2,843,000(a)           Principal Life Global Funding II, 2.192% (3 Month
                           USD LIBOR + 30 bps), 5/21/18 (144A)                               2,842,147
    3,457,000(a)           Protective Life Global Funding, 2.597% (3 Month USD
                           LIBOR + 55 bps), 6/8/18 (144A)                                    3,458,920
    3,945,000              Prudential Financial, Inc., 2.3%, 8/15/18                         3,941,745
    5,450,000(a)           Prudential Financial, Inc., 2.619% (3 Month USD
                           LIBOR + 78 bps), 8/15/18                                          5,462,285
                                                                                        --------------
                                                                                        $   33,393,262
------------------------------------------------------------------------------------------------------
                           Multi-line Insurance -- 0.2%
    5,090,000(a)           Metropolitan Life Global Funding I, 2.471% (3 Month
                           USD LIBOR + 40 bps), 6/12/20 (144A)                          $    5,112,174
    1,250,000(a)           New York Life Global Funding, 1.884% (3 Month
                           USD LIBOR + 18 bps), 7/6/18 (144A)                                1,250,510
    4,204,000(a)           New York Life Global Funding, 2.131% (3 Month USD
                           LIBOR + 39 bps), 10/24/19 (144A)                                  4,223,823
                                                                                        --------------
                                                                                        $   10,586,507
------------------------------------------------------------------------------------------------------
                           Property & Casualty Insurance -- 0.1%
    4,700,000(a)           Allstate Corp., 2.732% (3 Month USD LIBOR +
                           43 bps), 3/29/21                                             $    4,706,642
------------------------------------------------------------------------------------------------------
                           Reinsurance -- 5.1%
    1,500,000+(d)(e)       Ailsa Re 2017, Variable Rate Notes, 6/15/18                  $    1,497,900
      500,000(a)           Akibare Re, 4.198% (3 Month USD LIBOR + 190 bps),
                           4/7/22 (144A) (Cat Bond)                                            499,700
    1,000,000(a)           Akibare Re, 4.198% (3 Month USD LIBOR + 190 bps),
                           4/7/22 (144A) (Cat Bond)                                            999,400
    2,000,000(a)           Alamo Re, 5.478% (3 Month Treasury Bill + 375 bps),
                           6/8/20 (144A) (Cat Bond)                                          2,049,600
   20,000,000(a)           Alamo Re, 6.538% (3 Month Treasury Bill + 481 bps),
                           6/7/18 (144A) (Cat Bond)                                         20,106,000
    1,500,000(a)           Aozora Re, 3.565% (6 Month USD LIBOR + 200 bps),
                           4/7/21 (144A) (Cat Bond)                                          1,521,000
      500,000(a)           Aozora Re, 4.484% (6 Month USD LIBOR + 220 bps),
                           4/7/20 (144A) (Cat Bond)                                            505,750
      500,000+(d)(e)       Arlington Re 2015, Variable Rate Notes, 8/1/18                       24,300
      750,000+(d)(e)       Arlington Re 2016, Variable Rate Notes, 8/31/18                      97,875

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18 81

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                Value
------------------------------------------------------------------------------------------------------
                           Reinsurance -- (continued)
    1,250,000+(d)(e)       Berwick Re 2017, Variable Rate Notes, 2/1/19                 $       82,750
    4,735,167+(d)(e)       Berwick Re 2018-1, Variable Rate Notes, 12/31/21                  4,817,085
    1,500,000+(d)(e)       Blue Lotus Re, Variable Rate Notes, 12/31/21                      1,542,600
    2,650,000(a)           Bonanza Re, 5.254% (6 Month USD LIBOR + 375 bps),
                           12/31/19 (144A) (Cat Bond)                                        2,641,255
      750,000(a)           Bosphorus Re, 4.761% (6 Month USD LIBOR +
                           325 bps), 8/17/18 (144A) (Cat Bond)                                 753,900
    2,250,000(a)           Caelus Re IV, 7.223% (3 Month Treasury Bill +
                           549 bps), 3/6/20 (144A) (Cat Bond)                                2,313,450
    1,000,000(a)           Caelus Re V, 4.983% (3 Month Treasury Bill +
                           325 bps), 6/5/20 (144A) (Cat Bond)                                  931,200
    1,250,000(a)           Caelus Re V, 6.233% (3 Month Treasury Bill +
                           450 bps), 6/5/20 (144A) (Cat Bond)                                  758,375
      750,000+(d)(e)       Carnoustie 2016 Re, Variable Rate Notes, 11/30/20                    81,150
    2,000,000+(d)(e)       Carnoustie 2017 Re, Variable Rate Notes, 11/30/21                   602,800
    1,500,000+(d)(e)       Carnoustie 2018 Re, Variable Rate Notes, 12/31/21                 1,523,250
    2,500,000(a)           Casablanca Re, 5.008% (6 Month USD LIBOR +
                           375 bps), 6/4/20 (Cat Bond)                                       2,508,500
    1,500,000+(d)(e)       Castle Stuart Re, Variable Rate Notes, 12/1/21                    1,506,900
    8,000,000(a)           Citrus Re, Ltd., 6.893% (3 Month Treasury Bill +
                           516 bps), 4/9/18 (144A) (Cat Bond)                                7,999,200
    3,475,000(a)           Citrus Re, Ltd., 8.633% (3 Month Treasury Bill +
                           690 bps), 4/9/18 (144A) (Cat Bond)                                3,394,727
    3,000,000(a)           Cranberry Re, 3.869% (6 Month USD LIBOR +
                           200 bps), 7/13/20 (144A) (Cat Bond)                               3,035,700
    6,000,000(a)           Cranberry Re, 5.633% (3 Month Treasury Bill +
                           390 bps), 7/6/18 (144A) (Cat Bond)                                6,033,600
    2,500,000+(d)(e)       Cypress Re 2018-1, Variable Rate Notes, 1/15/19                   2,353,000
    1,000,000+(d)(e)       Cyprus Re 2017, Variable Rate Notes, 1/10/19                        457,600
    2,500,000+(d)(e)       Denning Re 2017, Variable Rate Notes, 7/13/18                     2,496,000
        1,131+(d)(e)       Eden Re II, Ltd., Variable Rate Notes, 4/23/19 (144A)                79,616
      318,532+(d)(e)       Eden Re II, Ltd., Variable Rate Notes, 3/22/21 (144A)               221,635
      437,500+(d)(e)       Eden Re II, Ltd., Variable Rate Notes, 3/22/21 (144A)               306,644
    1,500,000+(d)(e)       Eden Re II, Ltd., Variable Rate Notes, 3/22/22 (144A)             1,530,900
    2,268,098+(d)(e)       Eden Re II, Ltd., Variable Rate Notes, 3/22/22 (144A)             2,314,821
      500,000(a)           Fortius Re II, 5.208% (6 Month USD LIBOR + 375 bps),
                           7/7/21 (144A) (Cat Bond)                                            499,700
    2,900,000(a)           Galilei Re, 6.178% (6 Month USD LIBOR + 466 bps),
                           1/8/20 (144A) (Cat Bond)                                          2,927,695
    1,250,000(a)           Galilei Re, 6.198% (6 Month USD LIBOR + 466 bps),
                           1/8/21 (144A) (Cat Bond)                                          1,273,125
    2,500,000(a)           Galilei Re, 6.968% (6 Month USD LIBOR + 545 bps),
                           1/8/20 (144A) (Cat Bond)                                          2,523,500
    2,000,000(a)           Galilei Re, 6.988% (6 Month USD LIBOR + 545 bps),
                           1/8/21 (144A) (Cat Bond)                                          2,033,400

The accompanying notes are an integral part of these financial statements.

82 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                Value
------------------------------------------------------------------------------------------------------
                           Reinsurance -- (continued)
    1,500,000(a)           Galilei Re, 8.048% (6 Month USD LIBOR + 653 bps),
                           1/8/20 (144A) (Cat Bond)                                     $    1,520,025
    1,250,000(a)           Galilei Re, 8.068% (6 Month USD LIBOR + 653 bps),
                           1/8/21 (144A) (Cat Bond)                                          1,269,500
      250,000(a)           Galileo Re, 9.109% (3 Month USD LIBOR + 750 bps),
                           11/6/20 (144A) (Cat Bond)                                           250,350
    1,300,000+(d)(e)       Gleneagles Re, Variable Rate Notes, 11/30/20                        152,360
    2,650,000(a)           Golden State Re II, 3.926% (3 Month Treasury Bill +
                           220 bps), 1/8/19 (144A) (Cat Bond)                                2,659,540
    2,600,000+(d)(e)       Gullane Re 2016-1, Variable Rate Notes, 11/30/20                     56,680
    3,000,000+(d)(e)       Gullane Re 2017, Variable Rate Notes, 11/30/21                      300,000
    2,000,000+(d)(e)       Gullane Re 2018, Variable Rate Notes, 12/31/21                    2,040,000
    2,000,000+(d)(e)       Harambee Re 2018, Variable Rate Notes, 12/31/21                   2,006,200
    2,500,000(a)           Integrity Re, 5.109% (6 Month USD LIBOR + 325 bps),
                           6/10/20 (144A) (Cat Bond)                                         2,492,250
      500,000(a)           Integrity Re, 5.859% (6 Month USD LIBOR + 400 bps),
                           6/10/20 (144A) (Cat Bond)                                           499,000
    1,400,000(a)           International Bank for Reconstruction & Development,
                           4.093% (3 Month USD LIBOR + 250 bps), 2/14/20
                           (144A) (Cat Bond)                                                 1,395,856
    1,800,000(a)           International Bank for Reconstruction & Development,
                           4.093% (3 Month USD LIBOR + 250 bps), 2/15/21
                           (144A) (Cat Bond)                                                 1,790,082
    1,300,000(a)           International Bank for Reconstruction & Development,
                           4.593% (3 Month USD LIBOR + 300 bps), 2/15/21
                           (144A) (Cat Bond)                                                 1,292,902
    1,000,000(a)           International Bank for Reconstruction & Development,
                           7.593% (3 Month USD LIBOR + 600 bps), 2/15/21
                           (144A) (Cat Bond)                                                   994,750
      400,000(a)           International Bank for Reconstruction & Development,
                           7.626% (6 Month USD LIBOR + 590 bps), 12/20/19
                           (144A) (Cat Bond)                                                   399,976
    1,250,000(a)           International Bank for Reconstruction & Development,
                           9.187% (6 Month USD LIBOR + 690 bps), 7/15/20
                           (144A) (Cat Bond)                                                 1,249,913
    3,192,509+(d)(e)       Kilarney Re 2018, Variable Rate Notes, 4/15/19                    3,508,887
    2,350,000(a)           Kilimanjaro Re, 5.471% (3 Month Treasury Bill +
                           375 bps), 11/25/19 (144A) (Cat Bond)                              2,372,090
    1,000,000(a)           Kilimanjaro Re, 6.221% (3 Month Treasury Bill +
                           450 bps), 4/30/18 (144A) (Cat Bond)                                 999,800
    7,050,000(a)           Kilimanjaro Re, 6.471% (3 Month Treasury Bill +
                           475 bps), 4/30/18 (144A) (Cat Bond)                               7,040,835
    2,500,000(a)           Kilimanjaro Re, 8.471% (3 Month Treasury Bill +
                           675 bps), 12/6/19 (144A) (Cat Bond)                               2,506,375
    2,000,000(a)           Kilimanjaro Re, 10.971% (3 Month Treasury Bill +
                           925 bps), 12/6/19 (144A) (Cat Bond)                               2,011,000

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18 83

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                Value
------------------------------------------------------------------------------------------------------
                           Reinsurance -- (continued)
    3,000,000(a)           Kilimanjaro II Re, 8.144% (6 Month USD LIBOR +
                           600 bps), 4/20/21 (144A) (Cat Bond)                          $    3,045,300
    1,700,000(a)           Kilimanjaro II Re, 9.664% (6 Month USD LIBOR +
                           750 bps), 4/21/22 (144A) (Cat Bond)                               1,695,070
    1,500,000+(d)(e)       Kingsbarns 2017, Variable Rate Notes, 5/15/18                     1,087,650
    1,800,000(a)           Kizuna Re II, 3.971% (3 Month Treasury Bill +
                           225 bps), 4/6/18 (144A) (Cat Bond)                                1,798,020
      500,000(a)           Kizuna Re II, 3.596% (3 Month Treasury Bill +
                           188 bps), 4/11/23 (144A) (Cat Bond)                                 499,600
    1,600,000+(d)(e)       Lahinch Re 2017, Variable Rate Notes, 5/10/22                        53,600
      850,000+(d)(e)       Limestone Re 2016, Variable Rate Notes, 8/31/21                     839,715
      500,000+(d)(e)       Limestone Re 2016, Variable Rate Notes, 8/31/21                     493,950
    4,000,000(a)           Long Point Re III, 3.5% (ZERO + 350 bps), 5/23/18
                           (144A) (Cat Bond)                                                 3,983,200
    2,500,000+(d)(e)       Lorenz Re 2016, Variable Rate Notes, 3/31/19                         34,000
    2,500,000+(d)(e)       Lorenz Re 2017, Variable Rate Notes, 3/31/20                      2,133,000
    2,500,000+(d)(e)       Madison Re 2016, Variable Rate Notes, 3/31/19                       158,750
    2,000,000+(d)(e)       Madison Re 2017, Variable Rate Notes, 12/31/19                      527,800
    2,000,000+(d)(e)       Madison Re 2018, Variable Rate Notes, 12/31/21                    2,050,400
    3,000,000+(d)(e)       Merion Re, Variable Rate Notes, 12/31/21                          3,140,700
      500,000(a)           Merna Re, 3.721% (3 Month Treasury Bill + 200 bps),
                           4/8/21 (144A) (Cat Bond)                                            500,000
    2,600,000(a)           MetroCat Re, 5.421% (3 Month Treasury Bill + 370 bps),
                           5/8/20 (144A) (Cat Bond)                                          2,631,200
    2,500,000(a)           Nakama Re, 4.644% (6 Month USD LIBOR + 220 bps),
                           10/13/21 (144A) (Cat Bond)                                        2,529,000
    2,500,000(a)           Nakama Re, 3.846% (3 Month USD LIBOR +
                           200 bps), 4/13/23 (144A) (Cat Bond)                               2,504,250
    1,000,000(a)           Northshore Re II, 8.971% (3 Month Treasury Bill +
                           725 bps), 7/6/20 (144A) (Cat Bond)                                1,009,750
      500,000+(d)(e)       Oakmont Re 2017, Variable Rate Notes, 4/13/18                       455,150
    2,500,000+(d)(e)       Pangaea Re 2015-1, Variable Rate Notes, 2/1/19                        5,250
    2,800,000+(d)(e)       Pangaea Re 2015-2, Variable Rate Notes, 11/30/19                     21,560
    2,500,000+(d)(e)       Pangaea Re 2016-1, Variable Rate Notes, 11/30/20                     23,750
    1,500,000+(d)(e)       Pangaea Re 2016-2, Variable Rate Notes, 11/30/20                     98,700
    2,000,000+(d)(e)       Pangaea Re 2017-1, Variable Rate Notes, 11/30/21                     31,400
    1,500,000+(d)(e)       Pangaea Re 2017-3, Variable Rate Notes, 5/31/22                   1,118,396
    2,000,000+(d)(e)       Pangaea Re 2018-1, Variable Rate Notes, 12/31/21                  2,014,000
    2,000,000+(a)          Panthera Re, 5.231% (3 Month Treasury Bill + 350 bps),
                           3/9/20 (144A) (Cat Bond)                                          2,003,200
    3,500,000(a)           PennUnion Re, 6.221% (3 Month Treasury Bill +
                           450 bps), 12/7/18 (144A) (Cat Bond)                               3,488,800
    4,000,000+(d)(e)       Pinehurst Re 2018, Variable Rate Notes, 1/15/19                   3,811,200
      800,000+(d)(e)       Portrush Re 2017, Variable Rate Notes, 6/15/18                      742,320

The accompanying notes are an integral part of these financial statements.

84 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                Value
------------------------------------------------------------------------------------------------------
                           Reinsurance -- (continued)
    1,500,000(a)           Queen Street X Re, 7.478% (3 Month Treasury Bill +
                           575 bps), 6/8/18 (144A) (Cat Bond)                           $    1,504,500
    1,750,000(a)           Queen Street XI Re, 7.878% (3 Month Treasury Bill +
                           615 bps), 6/7/19 (144A) (Cat Bond)                                1,777,125
      750,000(a)           Residential Reinsurance 2014, 5.291% (3 Month
                           Treasury Bill + 356 bps), 6/6/18 (144A) (Cat Bond)                  752,700
    1,000,000(a)           Residential Reinsurance 2015, 8.681% (3 Month
                           Treasury Bill + 695 bps), 12/6/19 (144A) (Cat Bond)               1,007,000
    2,000,000(a)           Residential Reinsurance 2016, 5.661% (3 Month
                           Treasury Bill + 393 bps), 12/6/20 (144A) (Cat Bond)               1,982,000
    2,100,000(a)           Residential Reinsurance 2017, 4.731% (3 Month
                           Treasury Bill + 300 bps), 6/6/21 (144A) (Cat Bond)                2,087,190
    2,900,000(a)           Residential Reinsurance 2017, 7.231% (3 Month
                           Treasury Bill + 550 bps), 12/6/21 (144A) (Cat Bond)               2,876,800
    2,500,000+(d)(e)       Resilience Re, Variable Rate Notes, 4/1/18                        1,888,750
    2,000,000+(d)(e)       Resilience Re, Variable Rate Notes, 4/6/18                        1,790,000
    1,500,000+(d)(e)       Resilience Re, Variable Rate Notes, 6/4/18                        1,502,850
    1,500,000+(d)(e)       Resilience Re, Variable Rate Notes, 1/8/19 (144A)                 1,500,000
    2,000,000+(d)(e)       Resilience Re, Variable Rate Notes, 1/8/19                        1,880,400
    2,500,000+(d)(e)       Resilience Re, Variable Rate Notes, 1/8/19 (144A)                 2,500,000
    2,000,000+(d)(e)       Resilience Re, Variable Rate Notes, 10/15/19                      2,028,800
    3,000,000(a)           Sanders Re, 4.691% (3 Month Treasury Bill + 296 bps),
                           5/25/18 (144A) (Cat Bond)                                         3,000,000
      500,000+(d)(e)       Sector Re V, Series 6, Class D, Variable Rate Notes,
                           12/1/21 (144A)                                                      132,650
    1,250,000+(d)(e)       Sector Re V, Series 7, Class G, Variable Rate Notes,
                           3/1/22 (144A)                                                     1,034,250
      500,000+(d)(e)       Sector Re V, Variable Rate Notes, 12/1/22 (144A)                    506,050
      500,000+(d)(e)       Sector Re V, Variable Rate Notes, 12/1/22 (144A)                    506,050
    2,500,000+(d)(e)       Shinnecock Re 2017, Variable Rate Notes, 7/1/18                   2,150,000
    1,000,000+(d)(e)       Silverton Re, Variable Rate Notes, 9/18/18 (144A)                     8,100
    1,000,000+(d)(e)       Silverton Re, Variable Rate Notes, 9/16/19 (144A)                   380,000
    2,500,000(a)           Skyline Re, 4.231% (3 Month Treasury Bill + 250 bps),
                           1/6/20 (144A) (Cat Bond)                                          2,495,500
    1,250,000+(d)(e)       St. Andrews Re 2017-1, Variable Rate Notes, 2/1/19                  253,000
    1,737,984+(d)(e)       St. Andrews Re 2017-4, Variable Rate Notes, 6/1/19                1,909,002
    3,000,000(a)           Tailwind Re, 8.983% (3 Month Treasury Bill + 725 bps),
                           1/8/22 (144A) (Cat Bond)                                          3,008,700
      750,000+(d)(e)       Thopas Re, Variable Rates Notes, 12/31/21                           763,575
      250,000(a)           Tramline Re II, 9.983% (3 Month Treasury Bill +
                           825 bps), 1/4/19 (144A) (Cat Bond)                                  249,375
    3,500,000(a)           Ursa Re, 3.5% (ZERO + 350 bps), 5/27/20
                           (144A) (Cat Bond)                                                 3,495,100
    1,800,000(a)           Ursa Re, 4.0% (ZERO + 400 bps), 12/10/19
                           (144A) (Cat Bond)                                                 1,795,500

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18 85

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                Value
------------------------------------------------------------------------------------------------------
                           Reinsurance -- (continued)
    1,600,000(a)           Ursa Re, 4.0% (ZERO + 400 bps), 12/10/20
                           (144A) (Cat Bond)                                            $    1,601,440
    2,700,000+(d)(e)       Versutus Re 2016-A, Variable Rate Notes, 11/30/20                    21,600
    2,600,000+(d)(e)       Versutus Re 2017-A, Variable Rate Notes, 11/30/21                   179,400
    2,000,000+(d)(e)       Versutus Re 2018-A, Variable Rate Notes, 12/31/21                 2,023,600
      750,000+(d)(e)       Viribus Re, Variable Rate Notes, 12/31/21                           780,975
    3,800,000(a)           Vitality Re V, 3.483% (3 Month Treasury Bill + 175 bps),
                           1/7/19 (144A) (Cat Bond)                                          3,805,700
    2,000,000(a)           Vitality Re VII, 3.883% (3 Month Treasury Bill +
                           215 bps), 1/7/20 (144A) (Cat Bond)                                2,017,800
    1,000,000(a)           Vitality Re VII, 4.383% (3 Month Treasury Bill +
                           265 bps), 1/7/20 (144A) (Cat Bond)                                1,014,600
    1,700,000+(d)(e)       Woburn Re 2018, Variable Rate Notes, 12/31/21                     1,700,000
                                                                                        --------------
                                                                                        $  230,092,737
                                                                                        --------------
                           Total Insurance                                              $  278,779,148
------------------------------------------------------------------------------------------------------
                           MATERIALS -- 0.1%
                           Construction Materials -- 0.0%+
    2,477,000(a)           Martin Marietta Materials, Inc., 2.702% (3 Month USD
                           LIBOR + 50 bps), 12/20/19                                    $    2,480,779
------------------------------------------------------------------------------------------------------
                           Diversified Chemicals -- 0.1%
    3,235,000(a)           EI du Pont de Nemours & Co., 2.303% (3 Month USD
                           LIBOR + 53 bps), 5/1/20                                      $    3,255,723
                                                                                        --------------
                           Total Materials                                              $    5,736,502
------------------------------------------------------------------------------------------------------
                           MEDIA -- 0.2%
                           Broadcasting -- 0.2%
   10,225,000(a)           NBCUniversal Enterprise, Inc., 2.405% (3 Month USD
                           LIBOR + 69 bps), 4/15/18 (144A)                              $   10,226,018
                                                                                        --------------
                           Total Media                                                  $   10,226,018
------------------------------------------------------------------------------------------------------
                           PHARMACEUTICALS, BIOTECHNOLOGY &
                           LIFE SCIENCES -- 0.7%
                           Biotechnology -- 0.7%
   13,253,000              AbbVie, Inc., 1.8%, 5/14/18                                  $   13,243,337
    3,265,000(a)           Amgen, Inc., 2.131% (3 Month USD LIBOR +
                           32 bps), 5/10/19                                                  3,268,860
    5,315,000(a)           Amgen, Inc., 2.261% (3 Month USD LIBOR +
                           45 bps), 5/11/20                                                  5,320,393
    3,484,000(a)           Amgen, Inc., 2.504% (3 Month USD LIBOR +
                           60 bps), 5/22/19                                                  3,500,932
    5,900,000(a)           Baxalta, Inc., 3.028% (3 Month USD LIBOR +
                           78 bps), 6/22/18                                                  5,905,926
                                                                                        --------------
                           Total Pharmaceuticals, Biotechnology & Life Sciences         $   31,239,448
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

86 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                Value
------------------------------------------------------------------------------------------------------
                           RETAILING -- 0.1%
                           Home Improvement Retail -- 0.1%
    4,517,000(a)           Home Depot, Inc., 2.175% (3 Month USD LIBOR +
                           15 bps), 6/5/20                                              $    4,524,350
                                                                                        --------------
                           Total Retailing                                              $    4,524,350
------------------------------------------------------------------------------------------------------
                           SEMICONDUCTORS & SEMICONDUCTOR
                           EQUIPMENT -- 0.2%
                           Semiconductors -- 0.2%
    5,870,000              Altera Corp., 2.5%, 11/15/18                                 $    5,871,559
    3,335,000(a)           QUALCOMM, Inc., 2.245% (3 Month USD LIBOR +
                           36 bps), 5/20/19                                                  3,341,321
                                                                                        --------------
                           Total Semiconductors & Semiconductor Equipment               $    9,212,880
------------------------------------------------------------------------------------------------------
                           TECHNOLOGY HARDWARE & EQUIPMENT -- 0.3%
                           Electronic Components -- 0.2%
    8,765,000              Amphenol Corp., 2.55%, 1/30/19                               $    8,743,747
------------------------------------------------------------------------------------------------------
                           Technology Hardware, Storage & Peripherals -- 0.1%
    4,110,000              Apple, Inc., 1.7%, 2/22/19                                   $    4,086,995
    2,650,000(a)           Apple, Inc., 2.74% (3 Month USD LIBOR +
                           82 bps), 2/22/19                                                  2,668,801
                                                                                        --------------
                                                                                        $    6,755,796
                                                                                        --------------
                           Total Technology Hardware & Equipment                        $   15,499,543
------------------------------------------------------------------------------------------------------
                           TELECOMMUNICATION SERVICES -- 0.2%
                           Integrated Telecommunication Services -- 0.2%
    2,400,000(a)           AT&T, Inc., 2.741% (3 Month USD LIBOR +
                           67 bps), 3/11/19                                             $    2,409,949
    2,550,000(a)           AT&T, Inc., 2.866% (3 Month USD LIBOR +
                           91 bps), 11/27/18                                                 2,560,587
    2,990,000(a)           Deutsche Telekom International Finance BV, 2.311%
                           (3 Month USD LIBOR + 58 bps), 1/17/20 (144A)                      3,000,759
                                                                                        --------------
                           Total Telecommunication Services                             $    7,971,295
------------------------------------------------------------------------------------------------------
                           TRANSPORTATION -- 0.3%
                           Railroads -- 0.2%
    3,479,000              Norfolk Southern Corp., 5.75%, 4/1/18                        $    3,479,000
    2,855,000              Union Pacific Corp., 5.7%, 8/15/18                                2,886,480
                                                                                        --------------
                                                                                        $    6,365,480
------------------------------------------------------------------------------------------------------
                           Trucking -- 0.1%
    4,725,000              Penske Truck Leasing Co. LP / PTL Finance Corp., 2.5%,
                           6/15/19 (144A)                                               $    4,701,288
                                                                                        --------------
                           Total Transportation                                         $   11,066,768
------------------------------------------------------------------------------------------------------
                           UTILITIES -- 1.1%
                           Electric Utilities -- 0.8%
    3,232,000              Atlantic City Electric Co., 7.75%, 11/15/18                  $    3,336,594
    1,147,000              Duke Energy Corp., 2.1%, 6/15/18                                  1,145,832

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18 87

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                Value
------------------------------------------------------------------------------------------------------
                           Electric Utilities -- (continued)
    4,967,000(a)           Duke Energy Progress LLC, 2.227% (3 Month USD
                           LIBOR + 18 bps), 9/8/20                                      $    4,974,002
    4,376,000              Eversource Energy, 1.45%, 5/1/18                                  4,372,249
    5,645,000              NextEra Energy Capital Holdings, Inc., 1.649%, 9/1/18             5,618,668
    4,505,000              NextEra Energy Capital Holdings, Inc., 2.3%, 4/1/19               4,480,882
    2,335,000              Ohio Power Co., 6.05%, 5/1/18                                     2,341,328
    9,201,000              PPL Capital Funding, Inc., 1.9%, 6/1/18                           9,184,532
                                                                                        --------------
                                                                                        $   35,454,087
------------------------------------------------------------------------------------------------------
                           Gas Utilities -- 0.0%+
    1,501,000              Panhandle Eastern Pipe Line Co. LP, 7.0%, 6/15/18            $    1,515,833
------------------------------------------------------------------------------------------------------
                           Multi-Utilities -- 0.3%
    1,750,000              Dominion Energy, Inc., 1.6%, 8/15/19                         $    1,719,879
    4,080,000              Dominion Energy, Inc., 1.875%, 1/15/19                            4,050,424
    5,643,000              Dominion Energy, Inc., 1.9%, 6/15/18                              5,636,285
    1,873,000(a)           Sempra Energy, 2.209% (3 Month USD LIBOR +
                           50 bps), 1/15/21                                                  1,874,373
                                                                                        --------------
                                                                                        $   13,280,961
                                                                                        --------------
                           Total Utilities                                              $   50,250,881
------------------------------------------------------------------------------------------------------
                           TOTAL CORPORATE BONDS
                           (Cost $1,210,704,049)                                        $1,207,645,347
------------------------------------------------------------------------------------------------------
                           U.S. GOVERNMENT AND AGENCY
                           OBLIGATIONS -- 6.4% of Net Assets
        8,138(a)           Fannie Mae, 3.182% (1 Year Constant Maturity Treasury
                           Index + 219 bps), 10/1/32                                    $        8,261
        2,457(a)           Fannie Mae, 3.218% (1 Year Constant Maturity Treasury
                           Index + 199 bps), 11/1/23                                             2,529
       12,311(a)           Fannie Mae, 3.3% (1 Year Constant Maturity Treasury
                           Index + 211 bps), 9/1/32                                             12,953
       12,590(a)           Fannie Mae, 3.441% (2 Month USD LIBOR +
                           168 bps), 1/1/48                                                     13,231
        6,907(a)           Fannie Mae, 3.67% (1 Year Constant Maturity Treasury
                           Index + 217 bps), 2/1/34                                              6,850
        3,359(a)           Federal Home Loan Mortgage Corp., 2.996% (5 Year
                           Constant Maturity Treasury Index + 212 bps), 6/1/35                   3,329
        2,570(a)           Federal Home Loan Mortgage Corp., 3.472% (1 Year
                           Constant Maturity Treasury Index + 230 bps), 10/1/23                  2,626
       11,121(a)           Federal Home Loan Mortgage Corp., 3.75% (2 Month
                           USD LIBOR + 200 bps), 11/1/33                                        11,512
        4,979(a)           Government National Mortgage Association II, 2.375%
                           (1 Year Constant Maturity Treasury Index +
                           150 bps), 1/20/22                                                     5,085
   10,885,000              U.S. Treasury Notes, 0.875%, 10/15/18                            10,820,796

The accompanying notes are an integral part of these financial statements.

88 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                Value
------------------------------------------------------------------------------------------------------
                           U.S. GOVERNMENT AND AGENCY
                           OBLIGATIONS -- (continued)
   37,285,000(a)           U.S. Treasury Notes, 1.838% (3 Month Treasury Yield +
                           7 bps), 4/30/19                                              $   37,321,009
   46,790,000(a)           U.S. Treasury Notes, 1.908% (3 Month Treasury Yield +
                           14 bps), 1/31/19                                                 46,861,002
   45,510,000(a)           U.S. Treasury Notes, 1.938% (3 Month Treasury Yield +
                           17 bps), 10/31/18                                                45,561,931
   45,595,000(a)           U.S. Treasury Notes, 1.942% (3 Month Treasury Yield +
                           17 bps), 7/31/18                                                 45,624,892
   45,075,000(a)           U.S. Treasury Notes, 1.958% (3 Month Treasury Yield +
                           19 bps), 4/30/18                                                 45,083,985
    4,255,000(a)           U.S. Treasury Floating Rate Note, 1.816% (3 Month
                           Treasury Yield + 5 bps), 10/31/19                                 4,257,524
   54,625,000(a)           U.S. Treasury Floating Rate Note, 1.828% (3 Month
                           Treasury Yield + 6 bps), 7/31/19                                 54,680,574
                                                                                        --------------
                                                                                        $  290,278,089
------------------------------------------------------------------------------------------------------
                           TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                           (Cost $290,163,183)                                          $  290,278,089
------------------------------------------------------------------------------------------------------
                           MUNICIPAL BOND -- 0.0%+ of Net Assets (f)
                           Municipal Student Loan -- 0.0%
      385,470(a)           Louisiana Public Facilities Authority, Student Loan
                           Backed, Series A, 0.0% (3 Month USD LIBOR +
                           90 bps) 4/26/27                                              $      386,538
------------------------------------------------------------------------------------------------------
                           TOTAL MUNICIPAL BOND
                           (Cost $387,024)                                              $      386,538
------------------------------------------------------------------------------------------------------
                           SENIOR SECURED FLOATING RATE LOAN
                           INTERESTS -- 4.8% of Net Assets*(a)
                           AUTOMOBILES & COMPONENTS -- 0.2%
                           Auto Parts & Equipment -- 0.1%
      426,488              Allison Transmission, Inc., New Term Loan, 3.6%
                           (LIBOR + 175 bps), 9/23/22                                   $      429,740
    1,787,675              American Axle & Manufacturing, Inc., Tranche B Term
                           Loan, 4.13% (LIBOR + 225 bps), 4/6/24                             1,797,171
      930,399              BBB Industries US Holdings, Inc., First Lien Term B Loan,
                           6.377% (LIBOR + 450 bps), 11/3/21                                   943,192
      646,473              TI Group Automotive Systems LLC, Initial US Term Loan,
                           4.377% (LIBOR + 250 bps), 6/30/22                                   650,716
    1,016,492              Tower Automotive Holdings USA LLC, Initial Term Loan,
                           4.5% (LIBOR + 275 bps), 3/7/24                                    1,019,033
      291,667              Visteon Corp., New Term Loan, 3.833% (LIBOR +
                           200 bps), 3/24/24                                                   294,173
                                                                                        --------------
                                                                                        $    5,134,025
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18 89

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                Value
------------------------------------------------------------------------------------------------------
                           Automobile Manufacturers -- 0.1%
      498,750              Belron Finance US LLC, Initial Term B Loan, 4.294%
                           (LIBOR + 250 bps), 11/7/24                                   $      502,491
    1,669,364              FCA US LLC (fka Chrysler Group LLC) ,Tranche B Term
                           Loan, 3.86% (LIBOR + 200 bps), 12/31/18                           1,675,624
                                                                                        --------------
                                                                                        $    2,178,115
------------------------------------------------------------------------------------------------------
                           Tires & Rubber -- 0.0%+
      266,667              Goodyear Tire & Rubber Co., Second Lien Term Loan,
                           3.71% (LIBOR + 200 bps), 3/3/25                              $      267,333
                                                                                        --------------
                           Total Automobiles & Components                               $    7,579,473
------------------------------------------------------------------------------------------------------
                           CAPITAL GOODS -- 0.4%
                           Aerospace & Defense -- 0.2%
      691,250              Leidos Innovations Corp., Term Loan B, 3.688%
                           (LIBOR + 175 bps), 8/16/23                                   $      694,534
    2,493,750              MacDonald, Dettwiler and Associates, Ltd., Initial
                           Term B Loan, 4.63% (LIBOR + 275 bps), 10/4/24                     2,503,548
      993,116              Transdigm, Inc., New Tranche F Term Loan, 4.773%
                           (LIBOR + 275 bps), 6/9/23                                           998,081
    1,248,176              Transdigm, Inc., New Tranche G Term Loan, 4.707%
                           (LIBOR + 250 bps), 8/22/24                                        1,253,723
    1,201,715              Vencore, Inc. (fka SI Organization, Inc.), First Lien Initial
                           Term Loan, 6.627% (LIBOR + 475 bps), 11/23/19                     1,218,426
                                                                                        --------------
                                                                                        $    6,668,312
------------------------------------------------------------------------------------------------------
                           Building Products -- 0.1%
      945,700              Armstrong World Industries, Inc., Term Loan B, 5.052%
                           (LIBOR + 275 bps), 3/31/23                                   $      950,428
      700,000              Beacon Roofing Supply, Inc., Initial Term Loan, 3.936%
                           (LIBOR + 225 bps), 1/2/25                                           704,278
      593,090              Quikrete Holdings, Inc., First Lien Initial Term Loan,
                           4.627% (LIBOR + 275 bps), 11/15/23                                  596,426
                                                                                        --------------
                                                                                        $    2,251,132
------------------------------------------------------------------------------------------------------
                           Construction & Engineering -- 0.0%+
    1,050,000(g)           AECOM (fka AECOM Technology Corp.), Term B
                           Loan, 3/13/25                                                $    1,053,937
------------------------------------------------------------------------------------------------------
                           Construction Machinery & Heavy Trucks -- 0.0%+
      183,130              Clark Equipment Co. (aka Doosan Bobcat, Inc.), Repriced
                           Term Loan, 4.302% (LIBOR + 200 bps), 5/18/24                 $      183,474
      299,565              Terex Corp., 2018 Incremental US Term Loan, 3.994%
                           (LIBOR + 200 bps), 1/31/24                                          300,688
                                                                                        --------------
                                                                                        $      484,162
------------------------------------------------------------------------------------------------------
                           Electrical Components & Equipment -- 0.1%
    1,178,595              Dell International LLC, Refinancing Term B Loan, 3.88%
                           (LIBOR + 200 bps), 9/7/23                                    $    1,181,174
      451,613              DG Investment Intermediate Holdings 2, Inc. (aka
                           Convergint Technologies Holdings LLC), First Lien Initial
                           Term Loan, 5.302% (LIBOR + 300 bps), 2/3/25                         451,237

The accompanying notes are an integral part of these financial statements.

90 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                Value
------------------------------------------------------------------------------------------------------
                           Electrical Components & Equipment -- (continued)
      470,250              Diebold Nixdorf, Inc. (fka Diebold, Inc.), New Dollar
                           Term B Loan, 4.5% (LIBOR + 275 bps), 11/6/23                 $      470,838
    1,529,917              Southwire Co., LLC, Initial Term Loan, 3.968% (LIBOR +
                           225 bps), 2/10/21                                                 1,538,204
      656,770              WireCo WorldGroup, Inc., First Lien Initial Term Loan,
                           7.484% (LIBOR + 550 bps), 9/29/23                                   666,417
                                                                                        --------------
                                                                                        $    4,307,870
------------------------------------------------------------------------------------------------------
                           Industrial Conglomerates -- 0.0%+
      104,975              AVSC Holding Corp., First Lien Initial Term Loan, 5.102%
                           (LIBOR + 325 bps), 3/3/25                                    $      105,172
      493,750              DTI Holdco, Inc., Replacement B-1 Term Loan, 6.711%
                           (LIBOR + 475 bps), 9/29/23                                          494,058
      436,505              Milacron LLC, Term B Loan, 4.377% (LIBOR +
                           250 bps), 9/28/23                                                   437,324
                                                                                        --------------
                                                                                        $    1,036,554
------------------------------------------------------------------------------------------------------
                           Industrial Machinery -- 0.0%+
    1,346,625              Circor International, Inc., Initial Term Loan, 5.24%
                           (LIBOR + 350 bps), 12/11/24                                  $    1,352,236
      194,114              Gardner Denver, Inc., Tranche B-1 Dollar Term Loan,
                           5.052% (LIBOR + 275 bps), 7/30/24                                   195,314
      250,521              NN, Inc., Tranche B Term Loan, 5.627% (LIBOR +
                           375 bps), 10/19/22                                                  252,244
                                                                                        --------------
                                                                                        $    1,799,794
------------------------------------------------------------------------------------------------------
                           Trading Companies & Distributors -- 0.0%+
      117,937              WESCO Distribution, Inc., Tranche B-1 Term Loan,
                           4.877% (LIBOR + 300 bps), 12/12/19                           $      118,085
                                                                                        --------------
                           Total Capital Goods                                          $   17,719,846
------------------------------------------------------------------------------------------------------
                           COMMERCIAL & PROFESSIONAL SERVICES -- 0.3%
                           Commercial Printing -- 0.1%
    1,995,000              Multi-Color Corp.,Term B Loan, 4.127% (LIBOR +
                           225 bps), 10/31/24                                           $    2,008,091
------------------------------------------------------------------------------------------------------
                           Diversified Support Services -- 0.1%
    3,491,250              Aristocrat Leisure, Ltd., 2017/2018 Incremental Term
                           Loan, 3.745% (LIBOR + 200 bps), 10/19/24                     $    3,513,070
    1,190,404              KAR Auction Services, Inc., Tranche B-5 Term Loan,
                           4.813% (LIBOR + 250 bps), 3/9/23                                  1,198,588
      137,053              TMS International Corp. (aka Tube City IMS Corp.),
                           Term B-2 Loan, 4.627% (LIBOR + 275 bps), 8/14/24                    137,610
                                                                                        --------------
                                                                                        $    4,849,268
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18 91

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                Value
------------------------------------------------------------------------------------------------------
                           Environmental & Facilities Services -- 0.0%+
      496,250              Clean Harbors, Inc., Initial Term Loan, 3.877% (LIBOR +
                           200 bps), 6/30/24                                            $      499,041
       75,237              Wrangler Buyer Corp. (aka Waste Industries USA, Inc.),
                           Initial Term Loan, 4.877% (LIBOR + 300 bps), 9/27/24                 75,786
                                                                                        --------------
                                                                                        $      574,827
------------------------------------------------------------------------------------------------------
                           Human Resource & Employment Services -- 0.1%
      950,000(g)           On Assignment, Inc., Term Loan B, 4/2/25                     $      954,513
      946,744              On Assignment, Inc., Tranche B-3 Term Loan, 4.007%
                           (LIBOR + 200 bps/PRIME + 100 bps), 6/3/22                           952,661
                                                                                        --------------
                                                                                        $    1,907,174
------------------------------------------------------------------------------------------------------
                           Office Services & Supplies -- 0.0%+
      558,944              West Corp., Term B Loan, 5.877% (LIBOR +
                           400 bps), 10/10/24                                           $      563,951
------------------------------------------------------------------------------------------------------
                           Security & Alarm Services -- 0.0%+
    1,474,557              GW Honos Security Corp. (Garda World Security Corp.),
                           Term B Loan, 5.511% (LIBOR + 350 bps/PRIME +
                           250 bps), 5/24/24                                            $    1,491,883
                                                                                        --------------
                           Total Commercial & Professional Services                     $   11,395,194
------------------------------------------------------------------------------------------------------
                           CONSUMER DURABLES & APPAREL -- 0.1%
                           Apparel, Accessories & Luxury Goods -- 0.0%+
      997,500              Hanesbrands, Inc., New Term Loan B, 3.627% (LIBOR +
                           175 bps), 12/16/24                                           $    1,003,107
------------------------------------------------------------------------------------------------------
                           Home Furnishings -- 0.0%+
      566,470              Serta Simmons Bedding LLC, First Lien Initial Term Loan,
                           5.216% (LIBOR + 350 bps), 11/8/23                            $      517,966
------------------------------------------------------------------------------------------------------
                           Housewares & Specialties -- 0.1%
      407,101              Prestige Brands, Inc., Term B-4 Loan, 3.877% (LIBOR +
                           200 bps), 1/26/24                                            $      408,585
      985,031              Reynolds Group Holdings, Inc., Incremental US Term
                           Loan, 4.627% (LIBOR + 275 bps), 2/5/23                              991,188
                                                                                        --------------
                                                                                        $    1,399,773
------------------------------------------------------------------------------------------------------
                           Leisure Products -- 0.0%+
      746,250              Bass Pro Group LLC, Initial Term Loan, 6.877%
                           (LIBOR + 500 bps), 9/25/24                                   $      740,000
                                                                                        --------------
                           Total Consumer Durables & Apparel                            $    3,660,846
------------------------------------------------------------------------------------------------------
                           CONSUMER SERVICES -- 0.3%
                           Casinos & Gaming -- 0.1%
      744,375              CityCenter Holdings LLC, Term B Loan, 4.377%
                           (LIBOR + 250 bps), 4/18/24                                   $      748,620
      219,114              Golden Nugget, Inc., Initial Term B Loan, 4.979%
                           (LIBOR + 325 bps), 10/4/23                                          221,237

The accompanying notes are an integral part of these financial statements.

92 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                Value
------------------------------------------------------------------------------------------------------
                           Casinos & Gaming -- (continued)
    1,631,412              Scientific Games International, Inc., Initial Term B-5
                           Loan, 4.722% (LIBOR + 275 bps), 8/14/24                      $    1,639,314
                                                                                        --------------
                                                                                        $    2,609,171
------------------------------------------------------------------------------------------------------
                           Education Services -- 0.0%+
    1,911,227              Bright Horizons Family Solutions LLC (fka Bright Horizons
                           Family Solutions, Inc.), Term B Loan, 3.877% (LIBOR +
                           200 bps), 11/7/23                                            $    1,924,367
------------------------------------------------------------------------------------------------------
                           Hotels, Resorts & Cruise Lines -- 0.1%
      370,313              Four Seasons Holdings Inc., 2013 First Lien Term Loan,
                           4.377% (LIBOR + 250 bps), 11/30/23                           $      372,528
    1,274,039              Hilton Worldwide Finance LLC, Series B-2 Term Loan,
                           3.872% (LIBOR + 200 bps), 10/25/23                                1,282,437
    1,995,000              NCL Corp., Ltd. (aka Norwegian Cruise Lines), Term B
                           Loan, 3.49% (LIBOR + 175 bps), 10/10/21                           2,000,801
      272,543              Sabre GLBL, Inc., 2018 Other Term B Loan, 3.877%
                           (LIBOR + 200 bps), 2/22/24                                          273,711
    1,000,000(g)           Wyndham Hotels & Resorts Inc., Term Loan B, 3/28/25               1,000,000
                                                                                        --------------
                                                                                        $    4,929,477
------------------------------------------------------------------------------------------------------
                           Leisure Facilities -- 0.1%
      882,000              Cedar Fair LP, US Term B Loan, 3.627% (LIBOR +
                           175 bps), 4/13/24                                            $      885,308
      364,438              Fitness International LLC, Term B Loan, 5.377% (LIBOR +
                           350 bps), 7/1/20                                                    368,173
      986,278              Six Flags Theme Parks, Inc., Tranche B Term Loan,
                           3.631% (LIBOR + 75/175 bps), 6/30/22                                991,517
                                                                                        --------------
                                                                                        $    2,244,998
------------------------------------------------------------------------------------------------------
                           Restaurants -- 0.0%+
    1,428,322              KFC Holding Co., Term B Loan, 3.808% (LIBOR +
                           200 bps), 6/16/23                                            $    1,434,124
------------------------------------------------------------------------------------------------------
                           Specialized Consumer Services -- 0.0%+
      471,268              Allied Universal Holdco LLC (fka USAGM Holdco LLC),
                           First Lien Initial Term Loan, 6.052% (LIBOR +
                           375 bps), 7/28/22                                            $      465,850
      594,000              Creative Artists Agency LLC, Refinancing Term Loan,
                           4.777% (LIBOR + 300 bps), 2/15/24                                   601,054
      518,460              Prime Security Services Borrower LLC, First Lien 2016-2
                           Refinancing Term B-1 Loan, 4.627% (LIBOR +
                           275 bps), 5/2/22                                                    523,033
                                                                                        --------------
                                                                                        $    1,589,937
                                                                                        --------------
                           Total Consumer Services                                      $   14,732,074
------------------------------------------------------------------------------------------------------
                           DIVERSIFIED FINANCIALS -- 0.3%
                           Air Freight & Logistics -- 0.0%+
      191,500              Syncreon Global Finance, Inc., Term Loan, 6.022%
                           (LIBOR + 425 bps), 10/28/20                                  $      179,531
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18 93

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                Value
------------------------------------------------------------------------------------------------------
                           Asset Management & Custody Banks -- 0.0%+
      423,126              FinCo I LLC (aka Fortress Investment Group), Initial
                           Term Loan, 4.627% (LIBOR + 275 bps), 12/27/22                $      428,521
------------------------------------------------------------------------------------------------------
                           Diversified Capital Markets -- 0.1%
    2,239,359              Avolon TLB Borrower 1 (US) LLC, Initial Term B-2 Loan,
                           4.072% (LIBOR + 225 bps), 3/21/22                            $    2,243,869
    1,594,274              Outfront Media Capital LLC (Outfront Media Capital
                           Corp.), Term Loan, 3.872% (LIBOR + 200 bps), 3/18/24              1,605,235
      262,935(g)           SS&C Technologies Holdings, Inc., Term B-4
                           Loan, 2/28/25                                                       264,599
      400,000              Trico Group LLC, First Lien Initial Term Loan, 8.484%
                           (LIBOR + 650 bps), 2/2/24                                           402,000
                                                                                        --------------
                                                                                        $    4,515,703
------------------------------------------------------------------------------------------------------
                           Other Diversified Financial Services -- 0.1%
    1,292,032              Delos Finance S.a r.l., 2018 New Term Loan, 4.052%
                           (LIBOR + 175 bps), 10/6/23                                   $    1,299,138
    1,808,965              Fly Funding II S.a.r.l., Term Loan, 3.8% (LIBOR +
                           200 bps), 2/9/23                                                  1,811,980
      476,306              Livingston International, Inc., First Lien Refinancing
                           Term B-3 Loan, 8.052% (LIBOR + 575 bps), 3/20/20                    476,902
                                                                                        --------------
                                                                                        $    3,588,020
------------------------------------------------------------------------------------------------------
                           Specialized Finance -- 0.1%
    1,445,778              1011778 B.C. Unlimited Liability Co. (New Red
                           Finance, Inc.) (aka Burger King/Tim Hortons), Term B-3
                           Loan, 4.294% (LIBOR + 225 bps), 2/16/24                      $    1,449,092
    1,450,000(g)           CTC AcquiCo GmbH, Facility B2, 3/7/25                             1,451,363
      895,500              FleetCor Technologies Operating Co., LLC,Term B-3 Loan,
                           3.877% (LIBOR + 200 bps), 8/2/24                                    901,097
      823,036              SBA Senior Finance II LLC, Incremental Tranche B-1 Term
                           Loan, 3.99% (LIBOR + 225 bps), 3/24/21                              825,902
    2,100,000              VICI Properties 1 LLC, Term B Loan, 3.854% (LIBOR +
                           200 bps), 12/20/24                                                2,109,479
                                                                                        --------------
                                                                                        $    6,736,933
                                                                                        --------------
                           Total Diversified Financials                                 $   15,448,708
------------------------------------------------------------------------------------------------------
                           ENERGY -- 0.0%+
                           Oil & Gas Storage & Transportation -- 0.0%+
      854,205              Energy Transfer Equity LP, Refinanced Term Loan, 3.854%
                           (LIBOR + 200 bps), 2/2/24                                    $      853,538
      892,857              Gulf Finance LLC, Tranche B Term Loan, 7.56% (LIBOR +
                           525 bps), 8/25/23                                                   829,241
                                                                                        --------------
                           Total Energy                                                 $    1,682,779
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

94 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                Value
------------------------------------------------------------------------------------------------------
                           FOOD & STAPLES RETAILING -- 0.1%
                           Food Retail -- 0.1%
      492,537              Albertson's LLC, 2017-1 Term B-5 Loan, 5.292%
                           (LIBOR + 300 bps), 12/21/22                                  $      487,749
    1,039,223              Albertson's LLC, 2017-1 Term B-6 Loan, 4.956%
                           (LIBOR + 300 bps), 6/22/23                                        1,028,181
      897,750              Packers Holdings LLC, Initial Term Loan, 4.936%
                           (LIBOR + 325 bps), 12/4/24                                          900,369
                                                                                        --------------
                           Total Food & Staples Retailing                               $    2,416,299
------------------------------------------------------------------------------------------------------
                           FOOD, BEVERAGE & TOBACCO -- 0.2%
                           Agricultural Products -- 0.0%+
    1,344,623              Darling Ingredients, Inc. (fka Darling International, Inc.),
                           Term B Loan, 3.88% (LIBOR + 200 bps), 12/18/24               $    1,361,422
------------------------------------------------------------------------------------------------------
                           Packaged Foods & Meats -- 0.2%
      430,861              B&G Foods, Inc., Tranche B-3 Term Loan, 3.877%
                           (LIBOR + 200 bps), 11/2/22                                   $      433,778
    2,376,000              JBS USA Lux SA (fka JBS USA LLC), Initial Term Loan,
                           4.678% (LIBOR + 250 bps), 10/30/22                                2,371,842
    1,182,853              Pinnacle Foods Finance LLC, Initial B Term Loan, 3.377%
                           (LIBOR + 175 bps), 2/2/24                                         1,189,824
    2,481,250              Post Holdings, Inc., Series A, Incremental Term Loan,
                           3.88% (LIBOR + 200 bps), 5/24/24                                  2,488,384
                                                                                        --------------
                                                                                        $    6,483,828
------------------------------------------------------------------------------------------------------
                           Soft Drinks -- 0.0%+
      500,000(g)           Sunshine Investments BV, Term Loan B, 1/29/25                $      499,994
                                                                                        --------------
                           Total Food, Beverage & Tobacco                               $    8,345,244
------------------------------------------------------------------------------------------------------
                           HEALTH CARE EQUIPMENT & SERVICES -- 0.4%
                           Health Care Equipment -- 0.0%+
      617,940              Cidron Healthcare, Ltd. (aka ConvaTec, Inc.), Term B Loan,
                           4.552% (LIBOR + 225 bps), 10/25/23                           $      621,995
------------------------------------------------------------------------------------------------------
                           Health Care Facilities -- 0.1%
      490,841              Acadia Healthcare Co., Inc., Tranche B-4 Term Loan,
                           4.377% (LIBOR + 250 bps), 2/16/23                            $      495,596
      297,727              ATI Holdings Acquisition, Inc., First Lien Initial Term Loan,
                           5.204% (LIBOR + 350 bps), 5/10/23                                   300,193
       14,990              CHS/Community Health Systems, Inc., Incremental 2019
                           Term G Loan, 4.734% (LIBOR + 275 bps), 12/31/19                      14,652
       27,765              CHS/Community Health Systems, Inc., Incremental 2021
                           Term H Loan, 4.984% (LIBOR + 300 bps), 1/27/21                       26,745
      500,000(g)           HCA, Inc., Tranche B-10 Term Loan, 3/13/25                          504,271
    1,617,228              HCA, Inc., Tranche B-11 Term Loan, 3.627% (LIBOR +
                           175 bps), 3/17/23                                                 1,625,891
    1,069,463              Kindred Healthcare, Inc., New Term Loan, 5.25%
                           (LIBOR + 350 bps), 4/9/21                                         1,074,293

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18 95

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                Value
------------------------------------------------------------------------------------------------------
                           Health Care Facilities -- (continued)
    1,486,403              Select Medical Corp., Tranche B Term Loan, 4.461%
                           (LIBOR + 175/275 bps), 3/1/21                                $    1,499,872
      148,407              Vizient, Inc., Term B-3 Loan, 4.627% (LIBOR +
                           275 bps), 2/13/23                                                   149,892
                                                                                        --------------
                                                                                        $    5,691,405
------------------------------------------------------------------------------------------------------
                           Health Care Services -- 0.1%
      458,382              DaVita, Inc. (fka DaVita HealthCare Partners, Inc.),
                           Tranche B Term Loan, 4.627% (LIBOR +
                           275 bps), 6/24/21                                            $      463,001
      989,605              Envision Healthcare Corp. (fka Emergency Medical
                           Services Corp.), Initial Term Loan, 4.88% (LIBOR +
                           300 bps), 12/1/23                                                   995,790
      484,848              National Mentor Holdings, Inc., Tranche B Term Loan,
                           5.302% (LIBOR + 300 bps), 1/31/21                                   487,424
                                                                                        --------------
                                                                                        $    1,946,215
------------------------------------------------------------------------------------------------------
                           Health Care Supplies -- 0.1%
    1,136,413              Kinetic Concepts, Inc., Dollar Term Loan, 5.552%
                           (LIBOR + 325 bps), 2/2/24                                    $    1,143,089
    1,472,637              Sterigenics-Nordion Holdings LLC, Incremental Term
                           Loan, 4.877% (LIBOR + 300 bps), 5/15/22                           1,478,774
                                                                                        --------------
                                                                                        $    2,621,863
------------------------------------------------------------------------------------------------------
                           Health Care Technology -- 0.1%
    1,376,207              Change Healthcare Holdings, Inc. (fka Emdeon, Inc.),
                           Closing Date Term Loan, 4.627% (LIBOR +
                           275 bps), 3/1/24                                             $    1,381,081
    1,990,000              Quintiles IMS, Inc., Incremental Term B-2 Dollar Loan,
                           4.302% (LIBOR + 200 bps), 1/17/25                                 2,002,024
                                                                                        --------------
                                                                                        $    3,383,105
------------------------------------------------------------------------------------------------------
                           Managed Health Care -- 0.0%+
    1,738,750              Prospect Medical Holdings, Inc., Term B-1 Loan,
                           7.188% (LIBOR + 550 bps), 2/22/24                            $    1,743,097
                           Total Health Care Equipment & Services                       $   16,007,680
------------------------------------------------------------------------------------------------------
                           HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                           Household Products -- 0.1%
      995,000              Alphabet Holding Co., Inc. (aka Nature's Bounty),
                           First Lien Initial Term Loan, 5.377% (LIBOR +
                           350 bps), 9/26/24                                            $      927,838
    1,532,804              Spectrum Brands, Inc., 2017 Refinanced USD Term
                           Loan, 3.856% (LIBOR + 200 bps), 6/23/22                           1,540,373
                                                                                        --------------
                                                                                        $    2,468,211
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

96 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                Value
------------------------------------------------------------------------------------------------------
                           Personal Products -- 0.0%+
      298,500(g)           Albea Beauty Holdings SA, Term Loan, 4/22/24                 $      300,272
    1,750,000(g)           Coty, Inc., Term Loan B, 3/28/25                                  1,750,000
                                                                                        --------------
                                                                                        $    2,050,272
                                                                                        --------------
                           Total Household & Personal Products                          $    4,518,483
------------------------------------------------------------------------------------------------------
                           INSURANCE -- 0.1%
                           Insurance Brokers -- 0.0%+
      124,056              NFP Corp., Term B Loan, 4.877% (LIBOR +
                           300 bps), 1/8/24                                             $      124,612
------------------------------------------------------------------------------------------------------
                           Life & Health Insurance -- 0.0%+
      733,339              Integro Parent, Inc., First Lien Initial Term Loan, 7.562%
                           (LIBOR + 575 bps), 10/31/22                                  $      733,339
------------------------------------------------------------------------------------------------------
                           Multi-line Insurance -- 0.0%+
       70,495              Alliant Holdings I LLC, Initial Term Loan, 5.127%
                           (LIBOR + 325 bps), 8/12/22                                   $       71,004
------------------------------------------------------------------------------------------------------
                           Property & Casualty Insurance -- 0.1%
      312,513              Acrisure LLC, 2017-2 First Lien Refinancing Term Loan,
                           5.991% (LIBOR + 425 bps), 11/22/23                           $      317,786
      570,607              Confie Seguros Holding II Co., Term B Loan, 7.234%
                           (LIBOR + 525 bps), 4/19/22                                          570,518
      348,250              USI, Inc. (fka Compass Investors, Inc.), 2017 New Term
                           Loan, 5.302% (LIBOR + 300 bps), 5/16/24                             349,730
                                                                                        --------------
                                                                                        $    1,238,034
                                                                                        --------------
                           Total Insurance                                              $    2,166,989
------------------------------------------------------------------------------------------------------
                           MATERIALS -- 0.2%
                           Construction Materials -- 0.0%+
      299,250              HD Supply Waterworks, Ltd., Initial Term Loan, 5.116%
                           (LIBOR + 300 bps), 8/1/24                                    $      300,793
      347,379              Unifrax I LLC, Initial Dollar Term Loan, 5.802% (LIBOR +
                           350 bps), 4/4/24                                                    350,636
                                                                                        --------------
                                                                                        $      651,429
------------------------------------------------------------------------------------------------------
                           Diversified Chemicals -- 0.1%
      314,227              Chemours Co., Tranche B-1 US Dollar Term Loan, 6.25%
                           (PRIME + 150 bps), 5/12/22                                   $      314,685
      916,716              Tata Chemicals North America, Term Loan, 5.063%
                           (LIBOR + 275 bps), 8/7/20                                           925,310
      384,501              Tronox, Ltd., First Lien Blocked Dollar Term Loan, 5.302%
                           (LIBOR + 300 bps), 9/23/24                                          388,227
      887,311              Tronox, Ltd., First Lien Initial Dollar Term Loan, 5.302%
                           (LIBOR + 300 bps), 9/23/24                                          895,907
      170,614(g)           WR Grace & Co-Conn, Term B-1 Loan, 4/3/25                           171,503
      292,481(g)           WR Grace & Co-Conn, Term B-2 Loan, 4/3/25                           294,004
                                                                                        --------------
                                                                                        $    2,989,636
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18 97

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                Value
------------------------------------------------------------------------------------------------------
                           Diversified Metals & Mining -- 0.0%+
      492,500              Global Brass and Copper, Inc., Initial Term Loan, 5.188%
                           (LIBOR + 325 bps), 7/18/23                                   $      497,425
      246,875              Oxbow Carbon LLC, First Lien Tranche B Term Loan,
                           5.627% (LIBOR + 375 bps), 1/4/23                                    250,270
                                                                                        --------------
                                                                                        $      747,695
------------------------------------------------------------------------------------------------------
                           Metal & Glass Containers -- 0.0%+
      850,000(g)           Crown Holdings, Inc., Dollar Term B Loan, 1/29/25            $      858,424
------------------------------------------------------------------------------------------------------
                           Specialty Chemicals -- 0.1%
      778,937              Axalta Coating Systems Dutch Holding B BV (Axalta
                           Coating Systems US Holdings, Inc.), Term B-2 Dollar Loan,
                           4.302% (LIBOR + 200 bps), 6/1/24                             $      781,939
      693,229              Polyone Corp., Term B-3 Loan, 3.822% (LIBOR +
                           200 bps), 11/11/22                                                  696,370
      802,983              PQ Corp., Third Amendment Tranche B-1 Term Loan,
                           4.291% (LIBOR + 250 bps), 2/8/25                                    806,640
      473,757              WR Grace & Co-Conn, US Term Loan, 3.787% (LIBOR +
                           200 bps), 2/3/21                                                    474,794
                                                                                        --------------
                                                                                        $    2,759,743
------------------------------------------------------------------------------------------------------
                           Steel -- 0.0%+
    1,022,438              Atkore International, Inc., First Lien Initial Incremental
                           Term Loan, 5.06% (LIBOR + 275 bps), 12/22/23                 $    1,030,361
      491,281              Zekelman Industries, Inc. (fka JMC Steel Group, Inc.),
                           Term Loan, 4.999% (LIBOR + 275 bps), 6/14/21                        494,536
                                                                                        --------------
                                                                                        $    1,524,897
                                                                                        --------------
                           Total Materials                                              $    9,531,824
------------------------------------------------------------------------------------------------------
                           MEDIA -- 0.7%
                           Advertising -- 0.1%
    1,675,000(g)           Lamar Media Corp., Term B Loan, 3/14/25                      $    1,686,167
    1,492,500              Red Ventures LLC (New Imagitas, Inc.), First Lien Term
                           Loan, 5.877% (LIBOR + 400 bps), 11/8/24                           1,508,358
                                                                                        --------------
                                                                                        $    3,194,525
------------------------------------------------------------------------------------------------------
                           Broadcasting -- 0.3%
      234,318              CBS Radio, Inc., Additional Term B-1 Loan, 4.623%
                           (LIBOR + 275 bps), 11/18/24                                  $      235,563
    1,500,000              CSC Holdings LLC (fka CSC Holdings, Inc. (Cablevision)),
                           2018 Incremental Term Loan, 4.277% (LIBOR +
                           250 bps), 1/25/26                                                 1,502,109
      651,328              CSC Holdings LLC (fka CSC Holdings, Inc. (Cablevision)),
                           March 2017 Refinancing Term Loan, 4.036% (LIBOR +
                           225 bps), 7/17/25                                                   651,491
      646,750              E.W. Scripps Co., 2017 Term Loan, 6.0% (PRIME +
                           125 bps), 10/2/24                                                   649,984
      989,838              Gray Television, Inc., Term B-2 Loan, 3.92% (LIBOR +
                           225 bps), 2/7/24                                                    995,303

The accompanying notes are an integral part of these financial statements.

98 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                Value
------------------------------------------------------------------------------------------------------
                           Broadcasting -- (continued)
      493,769              Nielsen Finance LLC (VNU, Inc.), Class B-4 Term Loan,
                           3.718% (LIBOR + 200 bps), 10/4/23                            $      495,895
      481,108              Quebecor Media, Inc., Facility B-1 Tranche, 4.089%
                           (LIBOR + 225 bps), 8/17/20                                          482,812
    1,990,000              Raycom TV Broadcasting LLC, Tranche B-1 Term Loan,
                           4.127% (LIBOR + 225 bps), 8/23/24                                 1,994,975
    3,000,000(g)           Sinclair Television Group, Inc., Term Loan B, 12/12/24            3,019,110
    2,264,170              Sinclair Television Group, Inc., Tranche B Term Loan,
                           4.13% (LIBOR + 225 bps), 1/3/24                                   2,276,435
       87,222              Tribune Media Co., Term B Loan, 4.877% (LIBOR +
                           300 bps), 12/27/20                                                   87,467
    1,087,108              Tribune Media Co., Term C Loan, 4.877% (LIBOR +
                           300 bps), 1/26/24                                                 1,090,165
      640,569              Univision Communications, Inc., 2017 Replacement
                           Repriced First Lien Term Loan, 4.627% (LIBOR +
                           275 bps), 3/15/24                                                   631,461
                                                                                        --------------
                                                                                        $   14,112,770
------------------------------------------------------------------------------------------------------
                           Cable & Satellite -- 0.2%
    2,248,054              Charter Communications Operating LLC (aka CCO
                           Safari LLC), Term B Loan, 3.88% (LIBOR +
                           200 bps), 4/30/25                                            $    2,258,732
      245,544              MCC Iowa LLC, Tranche M Term Loan, 3.74% (LIBOR +
                           200 bps), 1/15/25                                                   246,657
    1,351,289              Mediacom Illinois LLC (fka Mediacom Communications
                           LLC), Tranche N Term Loan, 3.49% (LIBOR +
                           175 bps), 2/15/24                                                 1,352,559
    1,000,000              Unitymedia Hessen GmbH & Co. KG, Facility B, 4.027%
                           (LIBOR + 225 bps), 9/30/25                                        1,000,625
      797,000              UPC Financing Partnership, Facility AR, 4.277% (LIBOR +
                           250 bps), 1/15/26                                                   800,416
    2,450,000              Ziggo Secured Finance Partnership, Term Loan E Facility,
                           4.277% (LIBOR + 250 bps), 4/15/25                                 2,435,582
                                                                                        --------------
                                                                                        $    8,094,571
------------------------------------------------------------------------------------------------------
                           Movies & Entertainment -- 0.1%
      495,000              AMC Entertainment Holdings, Inc., 2016 Incremental
                           Term Loan, 4.027% (LIBOR + 225 bps), 12/15/23                $      496,624
    1,413,962              AMC Entertainment Holdings, Inc., Initial Term Loan,
                           4.027% (LIBOR + 225 bps), 12/15/22                                1,419,139
      330,189              Kasima LLC, Term Loan, 4.73% (LIBOR +
                           250 bps), 5/17/21                                                   332,527
    1,246,088              Live Nation Entertainment, Inc., Term B-3 Loan, 3.688%
                           (LIBOR + 175 bps), 10/31/23                                       1,255,693
      396,008              NVA Holdings, Inc., First Lien Term B-3 Loan, 5.052%
                           (LIBOR + 275 bps), 2/2/25                                           397,246
      987,553              Rovi Solutions Corp. / Rovi Guides, Inc., Term B Loan,
                           4.38% (LIBOR + 250 bps), 7/2/21                                     994,754

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18 99

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                Value
------------------------------------------------------------------------------------------------------
                           Movies & Entertainment -- (continued)
      573,000              Seminole Hard Rock Entertainment, Inc., Term Loan,
                           4.443% (LIBOR + 275 bps), 5/14/20                            $      577,537
      578,145              WMG Acquisition Corp., Tranche E Term Loan, 4.127%
                           (LIBOR + 225 bps), 11/1/23                                          581,116
                                                                                        --------------
                                                                                        $    6,054,636
------------------------------------------------------------------------------------------------------
                           Publishing -- 0.0%+
      466,030              DH Publishing LP, Term B-6 Loan, 3.984% (LIBOR +
                           225 bps), 8/20/23                                            $      468,319
    1,134,124              Quincy Newspapers, Inc., Term Loan B, 5.151%
                           (LIBOR + 225/325 bps), 11/2/22                                    1,143,338
                                                                                        --------------
                                                                                        $    1,611,657
                                                                                        --------------
                           Total Media                                                  $   33,068,159
------------------------------------------------------------------------------------------------------
                           PHARMACEUTICALS, BIOTECHNOLOGY &
                           LIFE SCIENCES -- 0.2%
                           Biotechnology -- 0.0%+
    1,091,057              Alkermes, Inc., 2023 Term Loan, 4.13% (LIBOR +
                           225 bps), 3/27/23                                            $    1,099,240
      953,125              INC Research Holdings, Inc., Initial Term B Loan, 4.127%
                           (LIBOR + 225 bps), 8/1/24                                           957,444
                                                                                        --------------
                                                                                        $    2,056,684
------------------------------------------------------------------------------------------------------
                           Pharmaceuticals -- 0.2%
    1,066,938              Endo Luxembourg Finance Co. I S.a.r.l., Initial Term Loan,
                           6.188% (LIBOR + 425 bps), 4/29/24                            $    1,068,138
      519,750              Grifols Worldwide Operations, Ltd., Tranche B Term Loan,
                           3.986% (LIBOR + 225 bps), 1/31/25                                   522,105
      723,178              Horizon Pharma, Inc., Third Amendment Refinanced Term
                           Loan, 5.125% (LIBOR + 325 bps), 3/29/24                             743,518
      887,406              Jaguar Holding Co. I LLC (aka Pharmaceutical Product
                           Development LLC), 2018 Term Loan, 4.6% (LIBOR +
                           250 bps), 8/18/22                                                   891,519
      775,586              Mallinckrodt International Finance SA, 2017 Term B
                           Loan, 5.203% (LIBOR + 275 bps), 9/24/24                             776,017
    2,253,244              RPI Finance Trust, Initial Term Loan B-6, 4.302%
                           (LIBOR + 200 bps), 3/27/23                                        2,265,918
      677,312              Valeant Pharmaceuticals International, Inc., Series F-4
                           Tranche B Term Loan, 5.24% (LIBOR + 350 bps), 4/1/22                685,313
                                                                                        --------------
                                                                                        $    6,952,528
                                                                                        --------------
                           Total Pharmaceuticals, Biotechnology &
                           Life Sciences                                                $    9,009,212
------------------------------------------------------------------------------------------------------
                           REAL ESTATE -- 0.1%
                           Diversified REIT -- 0.0%+
      895,656              iStar, Inc. (fka iStar Financial, Inc.), Term Loan, 4.762%
                           (LIBOR + 300 bps), 10/1/21                                   $      903,471
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

100 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                               Value
------------------------------------------------------------------------------------------------------
                           Hotel & Resort REIT -- 0.0%+
    1,112,300              MGM Growth Properties Operating Partnership LP,
                           Term B Loan, 3.877% (LIBOR + 200 bps), 3/24/25               $    1,116,074
------------------------------------------------------------------------------------------------------
                           Real Estate Development -- 0.0%+
    1,000,000              Hanjin International Corp. (aka Wilshire Grand Center),
                           Initial Term Loan, 4.234% (LIBOR + 250 bps), 10/19/20        $    1,006,250
------------------------------------------------------------------------------------------------------
                           Retail REIT -- 0.0%+
    1,011,801              DTZ US Borrower LLC, First Lien 2015-1 Additional Term
                           Loan, 5.183% (LIBOR + 325 bps), 11/4/21                      $    1,007,797
------------------------------------------------------------------------------------------------------
                           Specialized REITs -- 0.1%
      884,075              Communications Sales & Leasing, Inc. (CSL Capital LLC),
                           Shortfall Term Loan, 4.877% (LIBOR +
                           300 bps), 10/24/22                                           $      852,436
    1,725,000(g)           Iron Mountain, Inc., Term Loan B, 12/22/25                        1,725,719
                                                                                        --------------
                                                                                        $    2,578,155
                                                                                        --------------
                           Total Real Estate                                            $    6,611,747
------------------------------------------------------------------------------------------------------
                           RETAILING -- 0.2%
                           Automotive Retail -- 0.1%
    2,041,661              Avis Budget Car Rental LLC, Tranche B Term Loan, 4.31%
                           (LIBOR + 200 bps), 2/13/25                                   $    2,047,723
      197,677              Cooper-Standard Automotive, Inc., Additional Term B-1
                           Loan, 4.302% (LIBOR + 200 bps), 11/2/23                             198,851
    1,051,449              CWGS Group LLC, Term Loan, 4.703% (LIBOR +
                           300 bps), 11/23/23                                                1,055,129
                                                                                        --------------
                                                                                        $    3,301,703
------------------------------------------------------------------------------------------------------
                           Internet & Direct Marketing Retail -- 0.0%+
    2,250,000              Shutterfly, Inc., Initial Term B Loan, 4.36% (LIBOR +
                           250 bps), 8/19/24                                            $    2,259,844
    1,000,000(g)           Shutterfly, Inc., Term Loan B2, 8/17/24                           1,007,500
                                                                                        --------------
                                                                                        $    3,267,344
------------------------------------------------------------------------------------------------------
                           Specialty Stores -- 0.1%
      951,579              Michaels Stores, Inc., 2016 New Replacement Term B-1
                           Loan, 4.589% (LIBOR + 275 bps), 1/30/23                      $      957,262
    3,491,250              Staples, Inc., Closing Date Term Loan, 5.787%
                           (LIBOR + 400 bps), 9/12/24                                        3,465,065
                                                                                        --------------
                                                                                        $    4,422,327
                                                                                        --------------
                           Total Retailing                                              $   10,991,374
------------------------------------------------------------------------------------------------------
                           SEMICONDUCTORS & SEMICONDUCTOR
                           EQUIPMENT -- 0.1%
                           Semiconductor Equipment -- 0.1%
      440,260              Micron Technology, Inc., Term Loan, 3.88% (LIBOR +
                           200 bps), 4/26/22                                            $      443,653
    1,947,472              Sensata Technologies BV, Sixth Amendment Term Loan,
                           3.5% (LIBOR + 175 bps), 10/14/21                                  1,963,701
                                                                                        --------------
                                                                                        $    2,407,354
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18 101

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                Value
------------------------------------------------------------------------------------------------------
                           Semiconductors -- 0.0%+
      667,695              MACOM Technology Solutions Holdings, Inc.
                           (fka M/A-COM Technology Solutions Holdings, Inc.),
                           Initial Term Loan, 4.127% (LIBOR + 225 bps), 5/17/24         $      659,487
       52,007              Microsemi Corp., Term B Loan, 3.742% (LIBOR +
                           200 bps), 1/15/23                                                    52,160
      429,779              ON Semiconductor Corp., 2017 New Replacement
                           Term B-2 Loan, 3.877% (LIBOR + 200 bps), 3/31/23                    432,545
                                                                                        --------------
                                                                                        $    1,144,192
                                                                                        --------------
                           Total Semiconductors & Semiconductor Equipment               $    3,551,546
------------------------------------------------------------------------------------------------------
                           SOFTWARE & SERVICES -- 0.2%
                           Application Software -- 0.0%+
      305,668              Verint Systems, Inc., Refinancing Term Loan, 3.664%
                           (LIBOR + 200 bps), 6/28/24                                   $      307,579
------------------------------------------------------------------------------------------------------
                           Data Processing & Outsourced Services -- 0.0%+
    1,200,000              First Data Corp., 2022D New Dollar Term Loan, 4.122%
                           (LIBOR + 225 bps), 7/8/22                                    $    1,203,074
      491,250              WEX, Inc., Term B-2 Loan, 4.127% (LIBOR +
                           225 bps), 6/30/23                                                   495,207
                                                                                        --------------
                                                                                        $    1,698,281
------------------------------------------------------------------------------------------------------
                           Internet Software & Services -- 0.1%
    2,277,788              Rackspace Hosting, Inc., First Lien Term B Loan, 4.787%
                           (LIBOR + 300 bps), 11/3/23                                   $    2,272,984
      987,500              Vantiv LLC (fka Fifth Third Processing Solutions LLC),
                           New Term B-3 Loan, 3.777% (LIBOR +
                           200 bps), 10/14/23                                                  993,535
    2,500,000              Vantiv LLC (fka Fifth Third Processing Solutions LLC),
                           New Term B-4 Loan, 3.777% (LIBOR + 200 bps), 8/9/24               2,516,667
                                                                                        --------------
                                                                                        $    5,783,186
------------------------------------------------------------------------------------------------------
                           IT Consulting & Other Services -- 0.1%
    1,121,186              CDW LLC (aka AP Exhaust Acquisition LLC)
                           (fka CDW Corp.), Term Loan, 4.31% (LIBOR +
                           200 bps), 8/17/23                                            $    1,125,800
      696,491              Tempo Acquisition LLC, Initial Term Loan, 4.877%
                           (LIBOR + 300 bps), 5/1/24                                           700,409
                                                                                        --------------
                                                                                        $    1,826,209
------------------------------------------------------------------------------------------------------
                           Systems Software -- 0.0%+
      201,799              MA FinanceCo., LLC (aka Micro Focus International Plc),
                           Tranche B-2 Term Loan, 4.377% (LIBOR +
                           250 bps), 11/19/21                                           $      200,475
                                                                                        --------------
                           Total Software & Services                                    $    9,815,730
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

102 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                Value
------------------------------------------------------------------------------------------------------
                           TECHNOLOGY HARDWARE & EQUIPMENT -- 0.1%
                           Communications Equipment -- 0.1%
      997,500              Avaya, Inc., Initial Term Loan, 6.536% (LIBOR +
                           475 bps), 12/15/24                                           $    1,006,332
    1,204,563              Ciena Corp., Refinancing Term Loan, 4.322% (LIBOR +
                           250 bps), 1/28/22                                                 1,212,091
    1,418,000              Commscope, Inc., 2015 Tranche 5 Term Loan, 3.877%
                           (LIBOR + 200 bps), 12/29/22                                       1,427,571
                                                                                        --------------
                                                                                        $    3,645,994
------------------------------------------------------------------------------------------------------
                           Electronic Equipment Manufacturers -- 0.0%+
      540,028              Zebra Technologies Corp., Tranche B Term Loan, 3.753%
                           (LIBOR + 200 bps), 10/27/21                                  $      543,684
------------------------------------------------------------------------------------------------------
                           Electronic Manufacturing Services -- 0.0%+
      497,500              TTM Technologies, Inc., Term Loan B, 4.377% (LIBOR +
                           250 bps), 9/28/24                                            $      499,677
                                                                                        --------------
                                                                                        $      499,677
------------------------------------------------------------------------------------------------------
                           Technology Distributors -- 0.0%+
      737,065(g)           SS&C Technologies Holdings, Inc., Term B-3
                           Loan, 2/28/25                                                $      741,729
                                                                                        --------------
                           Total Technology Hardware & Equipment                        $    5,431,084
------------------------------------------------------------------------------------------------------
                           TELECOMMUNICATION SERVICES -- 0.3%
                           Integrated Telecommunication Services -- 0.2%
    2,992,500              CenturyLink, Inc., Initial Term B Loan, 4.627% (LIBOR +
                           275 bps), 1/31/25                                            $    2,950,420
      731,019              Cincinnati Bell, Inc., Tranche B Term Loan, 5.445%
                           (LIBOR + 375 bps), 10/2/24                                          737,720
      639,771              General Communications, Inc. Holdings, Inc., New Term B
                           Loan, 4.127% (LIBOR + 225 bps), 2/2/22                              642,570
    1,000,000              Level 3 Financing, Inc., Tranche B 2024 Term Loan,
                           4.111% (LIBOR + 225 bps), 2/22/24                                 1,002,578
    1,995,000              SFR Group SA, USD Term Loan B-12, 4.72% (LIBOR +
                           300 bps), 1/31/26                                                 1,936,148
      685,749              Windstream Services LLC (fka Windstream Corp.), Term
                           Loan Tranche B-7, 5.06% (LIBOR + 325 bps), 2/17/24                  619,028
                                                                                        --------------
                                                                                        $    7,888,464
------------------------------------------------------------------------------------------------------
                           Wireless Telecommunication Services -- 0.1%
      997,500              Altice Financing SA, October 2017 USD Term Loan,
                           4.47% (LIBOR + 275 bps), 1/31/26                             $      980,979
    1,086,952              Altice US Finance I Corp., March 2017 Refinancing Term
                           Loan, 4.127% (LIBOR + 225 bps), 7/28/25                           1,086,952
      250,000              Intelsat Jackson Holdings SA, Tranche B-4 Term Loan,
                           6.456% (LIBOR + 450 bps), 1/2/24                                    258,229
    1,980,000              Sprint Communications, Inc., Initial Term Loan, 4.438%
                           (LIBOR + 250 bps), 2/2/24                                         1,982,784

The accompanying notes are an integral part of these financial statements.

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18 103

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                Value
------------------------------------------------------------------------------------------------------
                           Wireless Telecommunication Services -- (continued)
    1,484,673              Virgin Media Bristol LLC, Facility K, 4.277% (LIBOR +
                           250 bps), 1/15/26                                            $    1,493,952
                                                                                        --------------
                                                                                        $    5,802,896
                                                                                        --------------
                           Total Telecommunication Services                             $   13,691,360
------------------------------------------------------------------------------------------------------
                           TRANSPORTATION -- 0.1%
                           Airlines -- 0.1%
      485,000              American Airlines, Inc., 2017 Replacement Term Loan,
                           3.74% (LIBOR + 200 bps), 10/10/21                            $      485,996
    2,449,004              American Airlines, Inc., 2017 Replacement Term Loan,
                           3.875% (LIBOR + 200 bps), 6/27/20                                 2,455,585
      712,500              Delta Air Lines, Inc., 2014 Term B-1 Loan, 4.322%
                           (LIBOR + 250 bps), 10/18/18                                         716,953
      293,250              Delta Air Lines, Inc., Term Loan, 4.377% (LIBOR +
                           250 bps), 8/24/22                                                   296,274
      238,219              United Airlines, Inc., Class B Term Loan, 3.772%
                           (LIBOR + 200 bps), 4/1/24                                           239,618
                                                                                        --------------
                           Total Transportation                                         $    4,194,426
------------------------------------------------------------------------------------------------------
                           UTILITIES -- 0.1%
                           Electric Utilities -- 0.0%+
    1,713,056              APLP Holdings, Ltd., Partnership, Term Loan, 5.377%
                           (LIBOR + 350 bps), 4/13/23                                   $    1,732,542
      773,063              Calpine Construction Finance Co., LP, Term B Loan,
                           4.377% (LIBOR + 250 bps), 1/15/25                                   776,169
      493,750              Dayton Power & Light Co., Term Loan, 3.88% (LIBOR +
                           200 bps), 8/24/22                                                   496,373
                                                                                        --------------
                                                                                        $    3,005,084
------------------------------------------------------------------------------------------------------
                           Independent Power Producers & Energy Traders -- 0.1%
      211,084              Calpine Corp., Term Loan, 4.81% (LIBOR +
                           250 bps), 1/15/24                                            $      212,007
      181,514              Dynegy, Inc., Tranche C-2 Term Loan, 4.604% (LIBOR +
                           275 bps), 2/7/24                                                    182,876
    1,622,834              NRG Energy, Inc., Term Loan, 4.052% (LIBOR +
                           175 bps), 6/30/23                                                 1,629,122
      799,008              TerraForm AP Acquisition Holdings LLC, Term Loan,
                           6.552% (LIBOR + 425 bps), 6/27/22                                   803,752
      498,750              TerraForm Power Operating LLC, Term Loan, 4.627%
                           (LIBOR + 275 bps), 11/8/22                                          501,712
                                                                                        --------------
                                                                                        $    3,329,469
                                                                                        --------------
                           Total Utilities                                              $    6,334,553
------------------------------------------------------------------------------------------------------
                           TOTAL SENIOR SECURED FLOATING RATE
                           LOAN INTERESTS
                           (Cost $216,719,719)                                          $  217,904,630
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

104 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                Value
------------------------------------------------------------------------------------------------------
                           TEMPORARY CASH INVESTMENTS --
                           3.1% of Net Assets
                           CERTIFICATES OF DEPOSIT -- 0.6%
    4,255,000              Bank of Nova Scotia, 1.75%, 4/4/18                           $    4,255,110
    3,500,000(a)           Bank of Nova Scotia, 2.114% (3 Month USD LIBOR +
                           38 bps), 7/18/18                                                  3,504,942
    1,800,000(a)           Bank of Nova Scotia, 2.009% (3 Month USD LIBOR +
                           30 bps), 4/12/19                                                  1,800,904
    4,050,000(a)           DNB Bank ASA, 1.851% (1 Month USD LIBOR +
                           16 bps), 8/6/18                                                   4,047,906
    3,415,000(a)           Mizuho Bank, Ltd., 2.786% (3 Month USD LIBOR +
                           50 bps), 9/24/18                                                  3,417,439
    1,500,000(a)           Nordea Bank AB, 2.272% (3 Month USD LIBOR +
                           38 bps), 2/21/19                                                  1,502,344
    3,210,000(a)           Toronto-Dominion Bank, 1.962% (1 Month USD
                           LIBOR + 26 bps), 5/7/18                                           3,210,892
    4,000,000              Toronto-Dominion Bank, 1.75%, 10/26/18                            3,984,689
                                                                                        --------------
                                                                                        $   25,724,226
------------------------------------------------------------------------------------------------------
                           COMMERCIAL PAPERS -- 1.7%
    4,425,000              American Electric Power Co., Inc., 2.304%, 4/12/18           $    4,421,402
    2,875,000              Anthem, Inc., 2.352%, 4/11/18                                     2,872,882
    1,750,000              Anthem, Inc., 2.374%, 4/19/18                                     1,747,854
      750,000              Bell Canada, 1.938%, 4/17/18                                        749,175
      200,000              Bell Canada, 1.939%, 4/19/18                                        199,755
    4,380,000              Bell Canada, 2.037%, 4/26/18                                      4,372,632
    4,410,000              Bell Canada, 2.383%, 6/4/18                                       4,391,098
    4,635,000              Bell Canada, 2.514%, 6/6/18                                       4,614,461
      760,000              Church & Dwight Co., Inc., 2.304%, 4/26/18                          758,669
    4,455,000              Enable Midstream Partners LP, 2.756%, 4/16/18                     4,449,707
    4,635,000              Energy Transfer Partners LP, 2.604%, 4/12/18                      4,630,773
    4,465,000              Energy Transfer Partners LP, 2.655%, 4/20/18                      4,458,421
    4,635,000              McDonald's Corp., 2.003%, 4/3/18                                  4,633,671
    1,250,000              NextEra Energy Capital Holdings, Inc., 2.353%, 4/17/18            1,248,591
    4,365,000              Rockwell Collins, Inc., 2.053%, 4/3/18                            4,363,780
    5,365,000              Rockwell Collins, Inc., 2.387%, 4/16/18                           5,359,297
    5,510,000              Schlumberger Holdings Corp., 2.007%, 4/26/18                      5,500,731
      750,000              Schlumberger Holdings Corp., 2.205%, 5/1/18                         748,495
      453,000              Time Warner, Inc., 1.928%, 4/16/18                                  452,518
    4,000,000              Time Warner, Inc., 3.962%, 4/17/18                                3,995,493
    4,365,000              UDR, Inc., 2.084%, 4/5/18                                         4,363,277
    6,760,000              UDR, Inc., 2.318%, 4/16/18                                        6,752,814
                                                                                        --------------
                                                                                        $   75,085,496
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18 105

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                Value
------------------------------------------------------------------------------------------------------
                           REPURCHASE AGREEMENTS -- 0.8%
   13,565,000              1.77%, $13,565,000 Merrill Lynch, Pierce, Fenner &
                           Smith Inc., 1.77%, dated 3/29/18 plus accrued interest
                           on 4/2/18 collateralized by the following:
                           $13,836,300 Government National Mortgage
                           Association, 3.5%, 5/20/46.                                  $   13,565,000
   11,325,000              1.76%, $11,325,000 TD Securities USA LLC, 1.76%,
                           dated 3/29/18 plus accrued interest on 4/2/18
                           collateralized by the following:
                           $11,551,501 Freddie Mac Giant, 4.0%, 10/1/45.                    11,325,000
   11,325,000              1.78%, $11,325,000 TD Securities USA LLC, 1.78%,
                           dated 3/29/18 plus accrued interest on 4/2/18
                           collateralized by the following:
                           $11,551,501 Freddie Mac Giant, 4.0%, 10/1/45.                    11,325,000
                                                                                        --------------
                                                                                        $   36,215,000
------------------------------------------------------------------------------------------------------
                           TOTAL TEMPORARY CASH INVESTMENTS
                           (Cost $137,057,082)                                          $  137,024,722
------------------------------------------------------------------------------------------------------
                           TOTAL INVESTMENTS IN UNAFFILIATED
                           ISSUERS -- 99.7%
                           (Cost $4,497,762,556)                                        $4,495,886,715
------------------------------------------------------------------------------------------------------
                           OTHER ASSETS AND LIABILITIES -- 0.3%                         $   14,007,746
------------------------------------------------------------------------------------------------------
                           NET ASSETS -- 100.0%                                         $4,509,894,461
======================================================================================================

bps         Basis Points.

FREMF       Freddie Mac Multifamily Fixed-Rate Mortgage Loans.

LIBOR       London Interbank Offered Rate.

PRIME       U.S. Federal Funds Rate.

REIT        Real Estate Investment Trust.

REMICS      Real Estate Mortgage Investment Conduits.

Strips      Separate trading of registered interest and principal of securities.

T1Y         US Treasury Yield Curve Rate T Note Constant Maturity 1 Year.

ZERO        Zero Constant Index.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At March 31, 2018, the value of these securities amounted to $2,190,852,363, or 48.6% of net assets.

(Cat Bond)  Catastrophe or event-linked bond. At March 31, 2018, the value of these securities amounted to $156,211,441, or 3.5% of net assets. See Notes to Financial Statements -- Note 1A.

+           Amount rounds to less than 0.1%.

* Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at March 31, 2018.

The accompanying notes are an integral part of these financial statements.

106 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18

+ Securities that used significant unobservable inputs to determine their value.

(a) Floating rate note. Coupon rate, reference index and spread shown at March 31, 2018.

(b) Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at March 31, 2018.

(c) The interest rate is subject to change periodically. The interest rate, reference index and spread shown at March 31, 2018.

(d) Structured reinsurance investment. At March 31, 2018, the value of these securities amounted to $73,881,296, or 1.6% of net assets. See Notes to Financial Statements -- Note 1A.

(e)         Rate to be determined.

(f)         Consists of Revenue Bonds unless otherwise indicated.

(g) This term loan will settle after March 31, 2018, at which time the interest rate will be determined.

Purchases and sales of securities (excluding temporary cash investments) for the year ended March 31, 2018, were as follows:

--------------------------------------------------------------------------------
                                               Purchases          Sales
--------------------------------------------------------------------------------
Long-Term U.S. Government Securities           $  116,651,004     $  104,758,407
Other Long-term Securities                     $3,018,504,554     $1,763,492,556

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc., formerly Pioneer Investment Management, Inc. (the "Adviser"), serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended March 31, 2018, the Fund engaged in purchases and sales pursuant to these procedures amounting to $37,048,045 and $1,650,100, respectively, which resulted in a net realized gain/loss of none.

At March 31, 2018, the net unrealized depreciation on investments based on cost for federal tax purposes of $4,503,155,566 was as follows:

     Aggregate gross unrealized appreciation for all investments in which
       there is an excess of value over tax cost                                        $  6,609,111
     Aggregate gross unrealized depreciation for all investments in which
       there is an excess of tax cost over value                                         (13,877,962)
                                                                                        ------------
     Net unrealized depreciation                                                        $ (7,268,851)
                                                                                        ============

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

     Level 1 - quoted prices in active markets for identical securities.

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18 107

The following is a summary of the inputs used as of March 31, 2018, in valuing the Fund's investments.

---------------------------------------------------------------------------------------------------------
                                   Level 1      Level 2                Level 3            Total
---------------------------------------------------------------------------------------------------------
Asset Backed Securities            $    --      $ 1,648,699,543        $         --       $ 1,648,699,543
Collateralized Mortgage
  Obligations                           --          993,947,846                  --           993,947,846
Corporate Bonds
  Insurance
    Reinsurance                         --          154,208,241          75,884,496           230,092,737
  All Other Corporate Bonds             --          977,552,610                  --           977,552,610
U.S. Government and Agency
  Obligations                           --          290,278,089                  --           290,278,089
Municipal Bond                          --              386,538                  --               386,538
Senior Secured Floating Rate
  Loan Interests                        --          217,904,630                  --           217,904,630
Certificates of Deposit                 --           25,724,226                  --            25,724,226
Commercial Papers                       --           75,085,496                  --            75,085,496
Repurchase Agreements                   --           36,215,000                  --            36,215,000
---------------------------------------------------------------------------------------------------------
Total Investments
  in Securities                    $    --      $ 4,420,002,219        $ 75,884,496       $ 4,495,886,715
=========================================================================================================

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

---------------------------------------------------------------------------------------------------------
                                                                                            Corporate
                                                                                            Bonds
---------------------------------------------------------------------------------------------------------
Balance as of 3/31/17                                                                       $ 50,894,901
Realized gain (loss)(1)                                                                          186,911
Change in unrealized appreciation (depreciation)(2)                                           (4,671,171)
Accrued discounts/premiums                                                                      (203,210)
Purchases                                                                                     65,805,987
Sales                                                                                        (36,128,922)
Transfers in to Level 3*                                                                              --
Transfers out of Level 3*                                                                             --
---------------------------------------------------------------------------------------------------------
Balance as of 3/31/18                                                                       $ 75,884,496
=========================================================================================================

(1)  Realized gain (loss) on these securities is included in the realized gain
     (loss) in investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments in the Statement of Operations.

* Transfers are calculated on the beginning of period value. For the year ended March 31, 2018, there were no transfers between Levels 1, 2 and 3.

     Net change in unrealized appreciation (depreciation) of Level 3 investments
     still held and considered Level 3 at March 31, 2018:                                   $(3,761,366)
                                                                                            -----------

The accompanying notes are an integral part of these financial statements.

108 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18

Statement of Assets and Liabilities | 3/31/18

ASSETS:
  Investments in unaffiliated issuers, at value (cost $4,497,762,556)                     $4,495,886,715
  Cash                                                                                        33,796,924
  Unrealized appreciation on unfunded loan commitments                                               726
  Receivables --
     Investment securities sold                                                                1,291,528
     Fund shares sold                                                                         52,355,423
     Interest                                                                                 10,433,240
  Other assets                                                                                   168,390
---------------------------------------------------------------------------------------------------------
         Total assets                                                                     $4,593,932,946
=========================================================================================================
LIABILITIES:
  Payables --
      Investment securities purchased                                                     $   48,543,027
      Fund shares repurchased                                                                 32,884,695
      Distributions                                                                            1,522,605
   Due to affiliates                                                                             281,942
   Accrued expenses                                                                              806,216
---------------------------------------------------------------------------------------------------------
         Total liabilities                                                                $   84,038,485
=========================================================================================================
NET ASSETS:
  Paid-in capital                                                                         $4,544,057,563
  Distributions in excess of net investment income                                            (3,087,809)
  Accumulated net realized loss on investments                                               (29,200,178)
  Net unrealized depreciation on investments                                                  (1,875,115)
---------------------------------------------------------------------------------------------------------
         Net assets                                                                       $4,509,894,461
=========================================================================================================
NET ASSET VALUE PER SHARE:
  No par value (unlimited number of shares authorized)
  Class A (based on $1,209,819,793/121,541,390 shares)                                    $         9.95
  Class C (based on $623,641,817/62,731,885 shares)                                       $         9.94
  Class C2 (based on $8,929,040/898,391 shares)                                           $         9.94
  Class K (based on $158,442,534/15,903,226 shares)                                       $         9.96
  Class Y (based on $2,509,061,277/251,984,944 shares)                                    $         9.96

The accompanying notes are an integral part of these financial statements.

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18 109

Statement of Operations
For the Year Ended 3/31/18

INVESTMENT INCOME:
  Interest from unaffiliated issuers                                   $92,758,531
-------------------------------------------------------------------------------------------------------
         Total investment income                                                          $ 92,758,531
-------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                      $12,089,935
  Administrative expense                                                 1,029,153
  Transfer agent fees
     Class A                                                               171,288
     Class C                                                               207,015
     Class C2                                                                3,701
     Class K                                                                   394
     Class Y                                                             1,599,108
  Distribution fees
     Class A                                                             1,960,190
     Class C                                                             3,098,521
     Class C2                                                               49,129
  Shareowner communications expense                                        109,402
  Custodian fees                                                           237,235
  Registration fees                                                        455,476
  Professional fees                                                        159,753
  Printing expense                                                          67,072
  Pricing fees                                                             260,561
  Trustees' fees                                                           171,329
  Insurance expense                                                          8,760
  Miscellaneous                                                            117,284
-------------------------------------------------------------------------------------------------------
     Total expenses                                                                       $ 21,795,306
-------------------------------------------------------------------------------------------------------
         Net investment income                                                            $ 70,963,225
-------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                                                  $ (1,585,703)
-------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                               $(6,325,812)
     Unfunded loan commitments                                                 726        $ (6,325,086)
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                  $ (7,910,789)
-------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                    $ 63,052,436
=======================================================================================================

The accompanying notes are an integral part of these financial statements.

110 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18

Statements of Changes in Net Assets

-------------------------------------------------------------------------------------------------------
                                                               Year                   Year
                                                               Ended                  Ended
                                                               3/31/18                3/31/17*
-------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                   $     70,963,225       $     44,136,405
Net realized gain (loss) on investments                              (1,585,703)            (1,764,194)
Change in net unrealized appreciation (depreciation)
  on investments                                                     (6,325,086)            20,985,712
-------------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations     $     63,052,436       $     63,357,923
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.19 and $0.17 per share, respectively)        $    (18,902,043)      $    (11,645,585)
      Class C ($0.16 and $0.14 per share, respectively)              (9,859,641)            (7,377,025)
      Class C2 ($0.16 and $0.14 per share, respectively)               (155,645)              (133,252)
      Class K ($0.21 and $0.19 per share, respectively)              (2,374,003)              (314,128)
      Class Y ($0.21 and $0.18 per share, respectively)             (44,295,822)           (28,545,808)
-------------------------------------------------------------------------------------------------------
         Total distributions to shareowners                    $    (75,587,154)      $    (48,015,798)
-------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                              $  4,282,494,452       $  2,635,780,672
Reinvestment of distributions                                        65,238,024             42,037,618
Cost of shares repurchased                                       (3,023,600,815)        (2,126,031,078)
-------------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from
         Fund share transactions                               $  1,324,131,661       $    551,787,212
-------------------------------------------------------------------------------------------------------
      Net increase in net assets                               $  1,311,596,943       $    567,129,337
NET ASSETS:
Beginning of year                                              $  3,198,297,518       $  2,631,168,181
-------------------------------------------------------------------------------------------------------
End of year                                                    $  4,509,894,461       $  3,198,297,518
-------------------------------------------------------------------------------------------------------
Distributions in excess of net investment income               $     (3,087,809)      $     (2,002,976)
=======================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

The accompanying notes are an integral part of these financial statements.

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18 111

--------------------------------------------------------------------------------------------------------------
                                  Year Ended        Year Ended            Year Ended         Year Ended
                                  3/31/18           3/31/18               3/31/17            3/31/17
                                  Shares            Amount                Shares*            Amount*
--------------------------------------------------------------------------------------------------------------
Class A
Shares sold                       139,177,596       $ 1,387,818,817         54,032,493       $    539,264,584
Reinvestment of distributions       1,703,453            16,991,053          1,052,187             10,498,392
Less shares repurchased           (95,397,224)         (951,248,603)       (46,879,123)          (467,598,705)
--------------------------------------------------------------------------------------------------------------
      Net increase                 45,483,825       $   453,561,267          8,205,557       $     82,164,271
==============================================================================================================
Class C
Shares sold                        42,871,530       $   427,136,559         28,880,632       $    287,826,009
Reinvestment of distributions         971,625             9,678,740            731,519              7,288,620
Less shares repurchased           (38,154,962)         (380,096,210)       (25,444,875)          (253,536,832)
--------------------------------------------------------------------------------------------------------------
      Net increase                  5,688,193       $    56,719,089          4,167,276       $     41,577,797
==============================================================================================================
Class C2
Shares sold                           357,478       $     3,560,454            296,871       $      2,958,188
Reinvestment of distributions           8,437                84,026              6,343                 63,187
Less shares repurchased              (453,926)           (4,520,152)          (355,622)            (3,541,422)
--------------------------------------------------------------------------------------------------------------
      Net decrease                    (88,011)      $      (875,672)           (52,408)      $       (520,047)
==============================================================================================================
Class K
Shares sold                         8,600,901       $    85,780,352          9,699,288       $     96,908,050
Reinvestment of distributions         212,334             2,120,086             31,438                314,013
Less shares repurchased            (2,082,223)          (20,781,476)        (1,064,634)           (10,642,480)
--------------------------------------------------------------------------------------------------------------
      Net increase                  6,731,012       $    67,118,962          8,666,092       $     86,579,583
==============================================================================================================
Class Y
Shares sold                       238,342,377       $ 2,378,198,270        171,158,865       $  1,708,823,841
Reinvestment of distributions       3,644,225            36,364,119          2,391,859             23,873,406
Less shares repurchased          (167,063,658)       (1,666,954,374)      (139,378,771)        (1,390,711,639)
--------------------------------------------------------------------------------------------------------------
      Net increase                 74,922,944       $   747,608,015         34,171,953       $    341,985,608
==============================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

The accompanying notes are an integral part of these financial statements.

112 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18

Financial Highlights

--------------------------------------------------------------------------------------------------------------------------
                                                             Year           Year         Year         Year       Year
                                                             Ended          Ended        Ended        Ended      Ended
                                                             3/31/18        3/31/17*     3/31/16*     3/31/15*   3/31/14
--------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $     9.99     $   9.92     $  10.00     $  10.07   $  10.08
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $     0.18(a)  $   0.16(a)  $   0.10(a)  $   0.10   $   0.10
   Net realized and unrealized gain (loss) on investments         (0.03)        0.08        (0.06)       (0.05)     (0.01)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from Investment operations           $     0.15     $   0.24     $   0.04     $   0.05   $   0.09
--------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $    (0.19)    $  (0.17)    $  (0.12)    $  (0.12)  $  (0.10)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $    (0.04)    $   0.07     $  (0.08)    $  (0.07)  $  (0.01)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $     9.95     $   9.99     $   9.92     $  10.00   $  10.07
==========================================================================================================================
Total return(b)                                                    1.51%        2.43%        0.41%        0.54%      0.92%
Ratio of net expenses to average net assets                        0.60%        0.61%        0.63%        0.63%      0.66%
Ratio of net investment income (loss) to average net assets        1.81%        1.59%        1.01%        0.95%      0.93%
Portfolio turnover rate                                              54%          69%          58%          45%        47%
Net assets, end of period (in thousands)                     $1,209,820     $759,455     $673,352     $694,221   $570,468
==========================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18 113

--------------------------------------------------------------------------------------------------------------------------
                                                               Year         Year         Year         Year       Year
                                                               Ended        Ended        Ended        Ended      Ended
                                                               3/31/18      3/31/17*     3/31/16*     3/31/15*   3/31/14
--------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                           $   9.97     $   9.91     $   9.99     $  10.05   $  10.07
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                $   0.15(a)  $   0.13(a)  $   0.07(a)  $   0.07   $   0.08
   Net realized and unrealized gain (loss) on investments         (0.02)        0.07        (0.06)       (0.04)     (0.03)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from Investment operations             $   0.13     $   0.20     $   0.01     $   0.03   $   0.05
--------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                       $  (0.16)    $  (0.14)    $  (0.09)    $  (0.09)  $  (0.07)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                     $  (0.03)    $   0.06     $  (0.08)    $  (0.06)  $  (0.02)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $   9.94     $   9.97     $   9.91     $   9.99   $  10.05
==========================================================================================================================
Total return(b)                                                    1.28%        2.00%        0.11%        0.34%      0.54%
Ratio of net expenses to average net assets                        0.92%        0.93%        0.94%        0.94%      0.97%
Ratio of net investment income (loss) to average net assets        1.48%        1.27%        0.70%        0.66%      0.62%
Portfolio turnover rate                                              54%          69%          58%          45%        47%
Net assets, end of period (in thousands)                       $623,642     $568,840     $524,030     $594,283   $575,457
==========================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

114 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18

--------------------------------------------------------------------------------------------------------------------------
                                                                 Year        Year        Year        Year
                                                                 Ended       Ended       Ended       Ended     8/1/13 to
                                                                 3/31/18     3/31/17*    3/31/16*    3/31/15*  3/31/14
--------------------------------------------------------------------------------------------------------------------------
Class C2
Net asset value, beginning of period                             $  9.97     $  9.91     $  9.99     $ 10.05   $ 10.04
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                  $  0.15(a)  $  0.13(a)  $  0.07(a)  $  0.06   $  0.07
   Net realized and unrealized gain (loss) on investments          (0.02)       0.07       (0.06)      (0.03)    (0.01)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from Investment operations               $  0.13     $  0.20     $  0.01     $  0.03   $  0.06
--------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                         $ (0.16)    $ (0.14)    $ (0.09)    $ (0.09)  $ (0.05)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       $ (0.03)    $  0.06     $ (0.08)    $ (0.06)  $  0.01
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $  9.94     $  9.97     $  9.91     $  9.99   $ 10.05
==========================================================================================================================
Total return(b)                                                     1.29%       2.00%       0.11%       0.33%     0.56%(c)
Ratio of net expenses to average net assets                         0.92%       0.93%       0.94%       0.95%     0.99%(d)
Ratio of net investment income (loss) to average net assets         1.47%       1.27%       0.69%       0.66%     0.68%(d)
Portfolio turnover rate                                               54%         69%         58%         45%       47%
Net assets, end of period (in thousands)                         $ 8,929     $ 9,834     $10,292     $11,258   $ 3,699
==========================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)  Not Annualized.

(d)  Annualized.

The accompanying notes are an integral part of these financial statements.

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18 115

--------------------------------------------------------------------------------------------------------------------------
                                                                Year         Year        Year        Year      Year
                                                                Ended        Ended       Ended       Ended     Ended
                                                                3/31/18      3/31/17*    3/31/16*    3/31/15*  3/31/14
--------------------------------------------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                            $   9.99     $  9.93     $ 10.01     $ 10.07   $ 10.08
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                 $   0.20(a)  $  0.19(a)  $  0.12(a)  $  0.14   $  0.12
   Net realized and unrealized gain (loss) on investments          (0.02)       0.06       (0.06)      (0.06)    (0.00)(b)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from Investment operations              $   0.18     $  0.25     $  0.06     $  0.08   $  0.12
--------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                        $  (0.21)    $ (0.19)    $ (0.14)    $ (0.14)  $ (0.13)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      $  (0.03)    $  0.06     $ (0.08)    $ (0.06)  $ (0.01)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $   9.96     $  9.99     $  9.93     $ 10.01   $ 10.07
==========================================================================================================================
Total return(c)                                                     1.83%       2.55%       0.64%       0.83%     1.16%
Ratio of net expenses to average net assets                         0.38%       0.42%       0.42%       0.41%     0.41%
Ratio of net investment income (loss) to average net assets         2.03%       1.92%       1.24%       1.28%     1.19%
Portfolio turnover rate                                               54%         69%         58%         45%       47%
Net assets, end of period (in thousands)                        $158,443     $91,666     $ 5,026     $ 5,091   $    10
==========================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

(b)  Amount rounds to less than $0.01 or $(0.01) per share.

(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

116 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18

--------------------------------------------------------------------------------------------------------------------------------
                                                             Year           Year           Year           Year         Year
                                                             Ended          Ended          Ended          Ended        Ended
                                                             3/31/18        3/31/17*       3/31/16*       3/31/15*     3/31/14
--------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $     9.99     $     9.93     $    10.01     $    10.07   $  10.09
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $     0.19(a)  $     0.17(a)  $     0.11(a)  $     0.11   $   0.12
   Net realized and unrealized gain (loss) on investments         (0.01)          0.07          (0.06)         (0.03)     (0.02)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from Investment operations           $     0.18     $     0.24     $     0.05     $     0.08   $   0.10
--------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $    (0.21)    $    (0.18)    $    (0.13)    $    (0.14)  $  (0.12)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $    (0.03)    $     0.06     $    (0.08)    $    (0.06)  $  (0.02)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $     9.96     $     9.99     $     9.93     $    10.01   $  10.07
================================================================================================================================
Total return(b)                                                    1.76%          2.46%          0.54%          0.79%      0.99%
Ratio of net expenses to average net assets                        0.46%          0.50%          0.51%          0.51%      0.54%
Ratio of net investment income (loss) to average net assets        1.94%          1.70%          1.15%          1.08%      1.05%
Portfolio turnover rate                                              54%            69%            58%            45%        47%
Net assets, end of period (in thousands)                     $2,509,061     $1,768,502     $1,418,468     $1,188,107   $912,810
================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18 117

Notes to Financial Statements | 3/31/18

1. Organization and Significant Accounting Policies

Pioneer Multi-Asset Ultrashort Income Fund (the "Fund") is one of three portfolios comprising Pioneer Series Trust X, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income to the extent consistent with a relatively high level of stability of principal.

The Fund offers five classes of shares designated as Class A, Class C, Class C2, Class K and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Fund's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Fund's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. (the "Adviser") and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc. (the "Distributor").

118 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18

In October 2016, the Securities and Exchange Commission ("SEC") released its Final Rule on Investment Company Reporting Modernization. In addition to introducing two new regulatory reporting forms (Form N-PORT and Form N-CEN), the Final Rule amends Regulation S-X, which impacts financial statement presentation, particularly related to the presentation of derivative investments. The Fund's financial statements were prepared in compliance with the amendments to Regulation S-X.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") that require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains or losses on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

     Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

     Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18 119 alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

     Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

     The value of foreign securities is translated in U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value. Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

     Securities or loan interests for which independent pricing services or broker dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

120 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18

     At March 31, 2018, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.   Investment Income and Transactions

     Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

     Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required.

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18 121

     As of March 31, 2018, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     At March 31, 2018, the Fund reclassified $3,539,096 to decrease distributions in excess of net investment income and $3,539,096 to increase accumulated net realized loss on investments to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

     At March 31, 2018, the Fund was permitted to carry forward indefinitely $23,291,846 of short-term losses and $5,908,325 of long-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation.

     The tax character of distributions paid during the years ended March 31, 2018 and March 31, 2017 were as follows:

----------------------------------------------------------------------------
                                                       2018            2017
----------------------------------------------------------------------------
 Distributions paid from:
 Ordinary income                                $75,587,154     $48,015,798
----------------------------------------------------------------------------
      Total                                     $75,587,154     $48,015,798
============================================================================

     The following shows the components of distributable earnings (losses) on a federal income tax basis at March 31, 2018:

----------------------------------------------------------------------------
                                                                       2018
----------------------------------------------------------------------------
 Distributable earnings:
 Undistributed ordinary income                                 $  3,827,799
 Capital loss carryforward                                      (29,200,171)
 Current year dividend payable                                   (1,522,605)
 Unrealized depreciation                                         (7,268,125)
----------------------------------------------------------------------------
      Total                                                    $(34,163,102)
============================================================================

122 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18

     The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds and the tax treatment of premium and amortization.

E.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. The Distributor, the principal underwriter for the Fund, earned $9,816 in underwriting commissions on the sale of Class A shares during the year ended March 31, 2018.

F.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class C2 shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent, for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time except that net investment income dividends to Class A, Class C, Class C2, Class K and Class Y shares can reflect different transfer agent and distribution expense rates.

G.   Risks

     The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18 123

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

     Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund.

     With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund's adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund's transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the fund's service providers or intermediaries have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with the Fund's ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareholder information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

124 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18

H.   Insurance-Linked Securities (ILS)

     Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event occurs, as defined within the terms of an event-linked bond, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     The Fund's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange traded instruments.

     Structured reinsurance investments, including quota share instruments, collateralized reinsurance investments and ILWs, generally are subject to the same risks as event-linked bonds. In addition, where the instruments are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments, and therefore the Fund's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18 125

I.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a sub-custodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities. Open repurchase agreements as of March 31, 2018 are disclosed in the Fund's Schedule of Investments.

2. Management Agreement

The Adviser manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.35% of the Fund's average daily net assets up to $1 billion and 0.30% on assets over $1 billion. For the year ended March 31, 2018, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.31% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $204,983 in management fees, administrative costs and certain other reimbursements payable to the Adviser at March 31, 2018.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

126 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, outgoing phone calls. For the year ended March 31, 2018, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareowner Communications:
--------------------------------------------------------------------------------
Class A                                                                 $ 10,477
Class C                                                                   25,516
Class C2                                                                     219
Class K                                                                      185
Class Y                                                                   73,005
--------------------------------------------------------------------------------
    Total                                                               $109,402
================================================================================

4. Distribution and Service Plans

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class C2 shares. Pursuant to the Plan, the Fund pays the Distributor 0.20% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 0.50% of the average daily net assets attributable to Class C and Class C2 shares. The fee for Class C and Class C2 shares consists of a 0.25% service fee and a 0.25% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C and Class C2 shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $76,959 in distribution fees payable to the Distributor at March 31, 2018.

In addition, redemptions of each class of shares (except Class K and Class Y shares) may be subject to a contingent deferred sales charge ("CDSC"). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C2 shares redemptions of shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K and Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended March 31, 2018, CDSCs of $175,667 were paid to the Distributor.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the "Funds"), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18 127

Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The Fund participates in a facility that is in the amount of $195 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate ("LIBOR") plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date or (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended March 31, 2018, the Fund had no borrowings under the credit facility.

8. Unfunded Loan Commitments

The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obligated to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded commitment and is recorded as interest income on the Statement of Operations.

As of March 31, 2018, the Fund had the following unfunded loan commitments outstanding:

--------------------------------------------------------------------------------
                                                                   Unrealized
                                                                   Appreciation/
Loan                                 Principal  Cost     Value     Depreciation
--------------------------------------------------------------------------------
DG Investment Intermediate
 Holdings 2, Inc. (aka Convergint
 Technologies Holdings, LLC)         $ 48,387   $48,387  $ 49,113  $726
--------------------------------------------------------------------------------
 Total Value                         $ 48,387   $48,387  $ 49,113  $726
================================================================================

128 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust X and the Shareholders of Pioneer Multi-Asset Ultrashort Income Fund:
--------------------------------------------------------------------------------

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Multi-Asset Ultrashort Income Fund (the "Fund") (one of the funds constituting Pioneer Series Trust X (the "Trust")), including the schedule of investments, as of March 31, 2018, and the related statements of operations, changes in net assets and the financial highlights for the year then ended and the related notes and the financial highlights for the year ended March 31, 2014 (collectively referred to as the "financial statements"). The statement of changes in net assets for the year ended March 31, 2017 and the financial highlights for the periods ended March 31, 2015, March 31, 2016 and March 31, 2017 were audited by another independent registered public accounting firm whose report, dated May 26, 2017, expressed an unqualified opinion on the statement of changes in net assets and those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Multi-Asset Ultrashort Income Fund (one of the funds constituting Pioneer Series Trust X) at March 31, 2018, the results of its operations, the changes in its net assets, and the financial highlights for the year ended and the financial highlights for the year ended March 31, 2014, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18 129

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
We have served as the Trust's auditor since 2017.
May 29, 2018

130 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18

ADDITIONAL INFORMATION

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 81.01%.

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Fund's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP ("D&T"), the Fund's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Fund upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Fund's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Fund's independent registered public accounting firm, including the Fund's two most recent fiscal years, D&T's reports on the Fund's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged a new independent registered public accounting firm, Ernst & Young LLP ("EY").

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18 131

Prior to its engagement, EY had advised the Fund's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment adviser or investment banking services). None of the foregoing services involved the Fund, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Fund, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

132 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18

Trustees, Officers and Service Providers

Investment Adviser
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 44 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18 133

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                 Other Directorships
Position Held With the Fund    Length of Service       Principal Occupation                       Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (67)           Trustee since 2011.     Private investor (2004 - 2008 and 2013     Director, Broadridge Financial
Chairman of the Board          Serves until a          - present); Chairman (2008 - 2013) and     Solutions, Inc. (investor
and Trustee                    successor trustee is    Chief Executive Officer (2008 - 2012),     communications and securities
                               elected or earlier      Quadriserv, Inc. (technology products      processing provider for
                               retirement or           for securities lending industry); and      financial services industry)
                               removal.                Senior Executive Vice President, The       (2009 - present); Director,
                                                       Bank of New York (financial and            Quadriserv, Inc. (2005 - 2013);
                                                       securities services) (1986 - 2004)         and Commissioner, New Jersey
                                                                                                  State Civil Service Commission
                                                                                                  (2011 - 2015)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (74)             Trustee since 2011.     Managing Partner, Federal City Capital     Director of New York Mortgage
Trustee                        Serves until a          Advisors (corporate advisory services      Trust (publicly-traded mortgage
                               successor trustee is    company) (1997 - 2004 and 2008 -           REIT) (2004 - 2009, 2012 -
                               elected or earlier      present); Interim Chief Executive          present); Director of The Swiss
                               retirement or           Officer, Oxford Analytica, Inc.            Helvetia Fund, Inc. (closed-end
                               removal.                (privately held research and consulting    fund) (2010 - present);
                                                       company) (2010); Executive Vice            Director of Oxford Analytica,
                                                       President and Chief Financial Officer,     Inc. (2008 - present); and
                                                       I-trax, Inc. (publicly traded health       Director of Enterprise
                                                       care services company) (2004 - 2007);      Community Investment, Inc.
                                                       and Executive Vice President and Chief     (privately-held affordable
                                                       Financial Officer, Pedestal Inc.           housing finance company) (1985
                                                       (internet-based mortgage trading           - 2010)
                                                       company) (2000 - 2002); Private
                                                       Consultant (1995 - 1997); Managing
                                                       Director, Lehman Brothers (1992 -
                                                       1995); and Executive, The World
                                                       Bank(1979 - 1992)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (73)      Trustee since 2011.     William Joseph Maier Professor of          Trustee, Mellon Institutional
Trustee                        Serves until a          Political Economy, Harvard University      Funds Investment Trust and
                               successor trustee is    (1972 - present)                           Mellon Institutional Funds
                               elected or earlier                                                 Master Portfolio (oversaw 17
                               retirement or                                                      portfolios in fund complex)
                               removal.                                                           (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------

134 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                 Other Directorships
Position Held With the Fund    Length of Service       Principal Occupation                       Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (70)      Trustee since 2011.     Founding Director, Vice-President and      None
Trustee                        Serves until a          Corporate Secretary, The Winthrop
                               successor trustee is    Group, Inc. (consulting firm) (1982 -
                               elected or earlier      present); Desautels Faculty of
                               retirement or           Management, McGill University (1999 -
                               removal.                2017); and Manager of Research
                                                       Operations and Organizational Learning,
                                                       Xerox PARC, Xerox's advance research
                                                       center (1990 - 1994)
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (61)       Trustee since 2017.     Chief Investment Officer, 1199 SEIU        None
Trustee                        (Advisory Trustee       Funds (healthcare workers union pension
                               from 2014 - 2017)       funds) (2001 - present); Vice President
                               Serves until a          - International Investments Group,
                               successor trustee is    American International Group, Inc.
                               elected or earlier      (insurance company) (1993 - 2001); Vice
                               retirement or           President, Corporate Finance and
                               removal.                Treasury Group, Citibank, N.A. (1980 -
                                                       1986 and 1990 - 1993); Vice President -
                                                       Asset/Liability Management Group,
                                                       Federal Farm Funding Corporation
                                                       (government-sponsored issuer of debt
                                                       securities) (1988 - 1990); Mortgage
                                                       Strategies Group, Shearson Lehman
                                                       Hutton, Inc. (investment bank) (1987 -
                                                       1988); and Mortgage Strategies Group,
                                                       Drexel Burnham Lambert, Ltd.
                                                       (investment bank) (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (69)       Trustee since 2011.     President and Chief Executive Officer,     Director of New America High
Trustee                        Serves until a          Newbury Piret Company (investment          Income Fund, Inc. (closed-end
                               successor trustee is    banking firm) (1981 - present)             investment company) (2004 -
                               elected or earlier                                                 present); and Member, Board of
                               retirement or                                                      Governors, Investment Company
                               removal.                                                           Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (71)         Trustee since 2014.     Consultant (investment company             None
Trustee                        Serves until a          services) (2012 - present); Executive
                               successor trustee is    Vice President, BNY Mellon (financial
                               elected or earlier      and investment company services) (1969
                               retirement or           - 2012); Director, BNY International
                               removal.                Financing Corp. (financial services)
                                                       (2002 - 2012); and Director, Mellon
                                                       Overseas Investment Corp. (financial
                                                       services) (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18 135

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                 Other Directorships
Position Held With the Fund    Length of Service       Principal Occupation                       Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (56)*            Trustee since 2017.     Director, CEO and President of Amundi      None
Trustee, President and Chief   Serves until a          Pioneer Asset Management USA, Inc.
Executive Officer              successor trustee is    (since September 2014); Director, CEO
                               elected or earlier      and President of Amundi Pioneer Asset
                               retirement or           Management, Inc. (since September
                               removal.                2014); Director, CEO and President of
                                                       Amundi Pioneer Distributor, Inc. (since
                                                       September 2014); Director, CEO and
                                                       President of Amundi Pioneer
                                                       Institutional Asset Management, Inc.
                                                       (since September 2014); Chair, Amundi
                                                       Pioneer Asset Management USA, Inc.,
                                                       Amundi Pioneer Distributor, Inc. and
                                                       Amundi Pioneer Institutional Asset
                                                       Management, Inc. (September 2014 -
                                                       2018); Managing Director, Morgan
                                                       Stanley Investment Management (2010 -
                                                       2013); and Director of Institutional
                                                       Business, CEO of International, Eaton
                                                       Vance Management (2005 - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (59)*        Trustee since 2014.     Director and Executive Vice President      None
Trustee                        Serves until a          (since 2008) and Chief Investment
                               successor trustee is    Officer, U.S. (since 2010) of Amundi
                               elected or earlier      Pioneer Asset Management USA, Inc.;
                               retirement or           Executive Vice President and Chief
                               removal.                Investment Officer, U.S. of Amundi
                                                       Pioneer (since 2008); Executive Vice
                                                       President of Amundi Pioneer
                                                       Institutional Asset Management, Inc.
                                                       (since 2009); and Portfolio Manager of
                                                       Amundi Pioneer (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

136 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                 Other Directorships
Position Held With the Fund    Length of Service       Principal Occupation                       Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (53)     Since 2011. Serves at   Vice President and Associate General       None
Secretary and Chief Legal      the discretion of the   Counsel of Amundi Pioneer since January
Officer                        Board.                  2008; Secretary and Chief Legal Officer
                                                       of all of the Pioneer Funds since June
                                                       2010; Assistant Secretary of all of the
                                                       Pioneer Funds from September 2003 to
                                                       May 2010; and Vice President and Senior
                                                       Counsel of Amundi Pioneer from July
                                                       2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (57)         Since 2011. Serves at   Fund Governance Director of Amundi         None
Assistant Secretary            the discretion of the   Pioneer since December 2006 and
                               Board.                  Assistant Secretary of all the Pioneer
                                                       Funds since June 2010; Manager - Fund
                                                       Governance of Amundi Pioneer from
                                                       December 2003 to November 2006; and
                                                       Senior Paralegal of Amundi Pioneer from
                                                       January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (55)              Since 2011. Serves at   Senior Counsel of Amundi Pioneer since     None
Assistant Secretary            the discretion of the   May 2013 and Assistant Secretary of all
                               Board.                  the Pioneer Funds since June 2010; and
                                                       Counsel of Amundi Pioneer from June
                                                       2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (58)           Since 2011. Serves at   Vice President - Fund Treasury of          None
Treasurer and Chief            the discretion of the   Amundi Pioneer; Treasurer of all of the
Financial and Accounting       Board.                  Pioneer Funds since March 2008; Deputy
Officer                                                Treasurer of Amundi Pioneer from March
                                                       2004 to February 2008; and Assistant
                                                       Treasurer of all of the Pioneer Funds
                                                       from March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (52)          Since 2011. Serves at   Director - Fund Treasury of Amundi         None
Assistant Treasurer            the discretion of the   Pioneer; and Assistant Treasurer of all
                               Board.                  of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18 137

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                 Other Directorships
Position Held With the Fund    Length of Service       Principal Occupation                       Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (59)             Since 2011. Serves at   Fund Accounting Manager - Fund Treasury    None
Assistant Treasurer            the discretion of the   of Amundi Pioneer; and Assistant
                               Board.                  Treasurer of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (38)          Since 2011. Serves at   Fund Administration Manager - Fund         None
Assistant Treasurer            the discretion of the   Treasury of Amundi Pioneer since
                               Board.                  November 2008; Assistant Treasurer of
                                                       all of the Pioneer Funds since January
                                                       2009; and Client Service Manager -
                                                       Institutional Investor Services at
                                                       State Street Bank from March 2003 to
                                                       March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (65)           Since 2011. Serves at   Chief Compliance Officer of Amundi         None
Chief Compliance Officer       the discretion of the   Pioneer and of all the Pioneer Funds
                               Board.                  since March 2010; Chief Compliance
                                                       Officer of Amundi Pioneer Institutional
                                                       Asset Management, Inc. since January
                                                       2012; Chief Compliance Officer of
                                                       Vanderbilt Capital Advisors, LLC since
                                                       July 2012: Director of Adviser and
                                                       Portfolio Compliance at Amundi Pioneer
                                                       since October 2005; and Senior
                                                       Compliance Officer for Columbia
                                                       Management Advisers, Inc. from October
                                                       2003 to October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (47)           Since 2011. Serves at   Vice President - Investor Services         None
Anti-Money Laundering          the discretion of the   Group of Amundi Pioneer and Anti-Money
Officer                        Board.                  Laundering Officer of all the Pioneer
                                                       Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

138 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18

                          This page is for your notes.

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18 139

                          This page is for your notes.

140 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/18

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com


Securities offered through Amundi Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2018 Amundi Pioneer Asset Management 25671-06-0518

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $110,500 payable to Ernst & Young LLP for the year ended
March 31, 2018 and $128,294 payable to Deloitte & Touche LLP for the year ended March 31, 2017.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2018 or 2017.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Trust were $28,258
payable to Ernst & Young LLP for the year ended
March 31, 2018 and $23,034 payable to Deloitte & Touche LLP for the year ended March 31, 2017.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2018 or 2017.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended March 31 2018 and 2017, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.



(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust were $28,258 payable to Ernst & Young LLP for the year ended
March 31, 2018 and $23,034 payable to Deloitte & Touche LLP for the year ended March 31, 2017.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A


ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust X


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date May 30, 2018


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date May 30, 2018


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date May 30, 2018

* Print the name and title of each signing officer under his or her signature.